UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

      BlackRock Core Bond Portfolio

      BlackRock Credit Strategies Income Fund

      BlackRock GNMA Portfolio

      BlackRock High Yield Bond Portfolio

      BlackRock Low Duration Bond Portfolio

      BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock Funds V

➢	BlackRock Credit Strategies Income Fund
➢	BlackRock GNMA Portfolio
➢	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2018	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund outperformed its Customized Reference Benchmark. The Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

What factors influenced performance?

The Fund’s exposure to floating rate loan interests (“bank loans”) was the largest contributor to performance for the 12-month period. Exposure to U.S. high yield corporate bonds was also additive as the asset class continued to perform well. Other contributors included positions in collateralized loan obligations, U.S. investment grade corporate credit and commercial mortgage-backed securities.

The largest detractor from performance came from the Fund’s exposure to emerging markets, as the asset class came under pressure during the second half of the period. Other detractors from performance included holdings in European investment grade credit and European high yield credit.

As part of its investment strategy, the Fund utilizes derivatives, mainly in the form of forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars, and interest rate futures to adjust duration (sensitivity to interest rates) positioning tactically as needed. The impact of derivatives exposure on Fund performance for the period was positive.

Describe recent portfolio activity.

Over the past 12 months, the Fund navigated a period of heightened geopolitical risk and volatility. During the period, the Fund reduced exposure to U.S. high yield corporate bonds and bank loans. While the investment adviser remains constructive regarding both asset classes, the Fund sought to enhance diversification on an asset class and geographic level. Exposure to U.S. Treasuries was increased over the period. Specifically, as the Fed continued on its path of raising interest rates, the front end of the Treasury curve began to look attractive and exposure was added there. Additionally, emerging market holdings were tactically increased on weakness. Finally, the Fund moved to a shorter duration profile given the potential for continued Fed interest rate hikes, ending the period with a duration of approximately 3.1 years versus 3.5 years 12 months earlier.

Describe portfolio positioning at period end.

The Fund ended the period with a lower duration profile relative to its historic range. The Fund continued to hold meaningful allocations to high yield and bank loans. In terms of credit quality, the Fund was positioned with an up-in-quality bias at period end given geopolitical uncertainty and full valuations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock Credit Strategies Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Credit Strategies Income Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns between July 2, 2012 and July 1, 2016 are the returns of the Predecessor Fund when it followed a different investment objectives and different investment strategies under the name BlackRock Secured Credit Portfolio. The Predecessor Fund’s returns prior to July 2, 2012 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

(c)

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

(d)

Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index which is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

(e)

The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, and the non-U.S. Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

(f)

A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds. According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

(g)

A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

(h)	Commencement of operations.

Performance Summary for the Period Ended September 30, 2018

				Average Annual Total Returns (a),(b)
				1 Year		5 Years		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.43%	4.23%	1.76%	2.52%	N/A	4.17%	N/A	5.12%	N/A
Investor A	4.07	3.86	1.63	2.36	(0.19)%	3.92	3.39%	4.85	4.55%
Investor C	3.43	3.19	1.25	1.50	0.52	3.14	3.14	4.08	4.08
Class K	4.46	4.28	1.68	2.57	N/A	4.20	N/A	5.13	N/A
S&P/LSTA Leveraged Loan Index	—	—	2.55	5.19	N/A	4.13	N/A	4.98	N/A
Bloomberg Barclays Global High Yield 100% Hedged USD Index	—	—	1.08	1.06	N/A	5.79	N/A	7.80	N/A
Bloomberg Barclays U.S. CMBS Investment Grade Index	—	—	0.39	(0.58)	N/A	2.21	N/A	4.52	N/A
JPMorgan CEMBI Broad Diversified Index	—	—	(0.49)	(0.93)	N/A	4.77	N/A	5.59	N/A
Customized Reference Benchmark			0.89	1.17	N/A	4.24	N/A	5.75	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed-income securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Credit Strategies Income Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns between July 2, 2012 and July 1, 2016 are the returns of the Fund when it followed a different investment objectives and different investment strategies under the name BlackRock Secured Credit Portfolio. The Predecessor Fund’s returns prior to July 2, 2012 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

(c)	The Fund commenced operations on February 26, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of September 30, 2018 (continued)	BlackRock Credit Strategies Income Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.60	$3.14	$1,000.00	$1,021.96	$3.14	0.62%
Investor A	1,000.00	1,016.30	4.40	1,000.00	1,020.71	4.41	0.87
Investor C	1,000.00	1,012.50	8.17	1,000.00	1,016.95	8.19	1.62
Class K	1,000.00	1,016.80	2.88	1,000.00	1,022.21	2.89	0.57

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	54%
Floating Rate Loan Interests	19
Asset-Backed Securities	10
U.S. Treasury Obligations	8
Investment Companies	3
Non-Agency Mortgage-Backed Securities	2
Foreign Agency Obligations	1
Preferred Securities	1
Common Stocks	1
Foreign Government Obligations	1
Other Interests	—	(b)
U.S. Government Sponsored Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and options written.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	9%
AA/Aa	—	(d)
A	8
BBB/Baa	23
BB/Ba	23
B	23
CCC/Caa	3
NR	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Representing less than 0.5% of the Fund’s total investments.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays GNMA MBS Index.

What factors influenced performance?

The most significant positive contributors to the Fund’s performance relative to the benchmark included security selection within 30-year agency mortgage-backed securities (“MBS”), exposure within agency collateralized mortgage-obligations (“CMOs”) offering prepayment protected and seasoned collateral, and exposure to agency commercial mortgage-backed securities (“CMBS”). The Fund’s use of swap-based strategies under which two parties agree to exchange fixed-income instrument cash flows added to performance as well. Finally, the Fund’s positioning with respect to U.S. Treasuries and an overweight to 30-year agency MBS contributed positively.

There were no material detractors from the Fund’s performance during the year.

Describe recent portfolio activity.

Over the period, the Fund increased its allocation to agency MBS, primarily by adding agency CMOs offering prepayment protected and seasoned collateral. The Fund increased its allocation to agency mortgage derivatives, in both interest-only (“IO”) and inverse IO bonds. The Fund increased its allocation to CMBS during the period, with a focus on agency IOs. Finally, the portfolio added a small allocation to Treasury Inflation-Protected Securities.

The Fund held a small percentage of assets in derivatives including futures contracts as a means to manage risk against allocations to securitized assets. The Fund’s use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

The Fund was positioned with a constructive stance toward agency MBS in view of recent spread widening, with the overweight concentrated in deeply seasoned, higher-coupon 30-year conventional loan pools securitized by Fannie Mae and Freddie Mac. The Fund was also slightly overweight in 15-year MBS based on favorable supply/demand technical factors and sector fundamentals. The Fund continued to hold an allocation to agency CMOs backed by prepayment-protected, seasoned collateral, as well as an out-of-benchmark allocation in government-guaranteed, AAA-rated CMBS. Within CMBS, the Fund continued to favor agency IOs. Relative to the Bloomberg Barclays GNMA MBS Index, the Fund ended the period with a modestly overweight stance with respect to duration (and corresponding sensitivity to interest rate changes).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	100%
U.S. Treasury Obligations	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	100%

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

FUND SUMMARY	7

Fund Summary as of September 30, 2018 (continued)	BlackRock GNMA Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock GNMA Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2018

				Average Annual Total Returns (a),(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.13%	2.89%	0.32%	(1.36)%	N/A	1.64%	N/A	3.54%	N/A
Service	2.88	2.63	0.30	(1.51)	N/A	1.32	N/A	3.20	N/A
Investor A	2.76	2.52	0.31	(1.58)	(5.52)%	1.32	0.50%	3.19	2.77%
Investor C	2.13	1.89	(0.07)	(2.24)	(3.19)	0.59	0.59	2.43	2.43
Class K	3.18	3.02	0.45	(1.22)	N/A	1.69	N/A	3.56	N/A
Bloomberg Barclays GNMA MBS Index	—	—	0.37	(0.89)	N/A	1.85	N/A	3.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock GNMA Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Ending Account Value (09/30/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,003.20	$5.22	$2.11	$1,000.00	$1,019.85	$5.27	$1,022.96	$2.13
Service	1,000.00	1,003.00	6.28	3.31	1,000.00	1,018.80	6.33	1,021.76	3.35
Investor A	1,000.00	1,003.10	6.48	3.36	1,000.00	1,018.60	6.53	1,021.71	3.40
Investor C	1,000.00	999.30	10.27	7.12	1,000.00	1,014.79	10.35	1,017.95	7.18
Class K	1,000.00	1,004.50	4.82	1.81	1,000.00	1,020.26	4.86	1,023.26	1.83

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.04% for Institutional, 1.25% for Service, 1.29% for Investor A , 2.05% for Investor C and 0.96% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.66% for Service, 0.67% for Investor A , 1.42% for Investor C and 0.36% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The most significant detractors from the Fund’s performance relative to the benchmark included positioning with respect to U.S. Treasuries, global interest rate and currency strategies, and security selection within 30-year agency mortgage-backed securities (“MBS”).

Positive contributions to the Fund’s performance relative to the benchmark were led by an allocation to commercial mortgage-backed securities (“CMBS”). The Fund’s use of swap-based strategies under which two parties agree to exchange fixed-income instrument cash flows added to performance as well. Within securitized assets, exposure to AAA-rated collateralized loan obligations (“CLOs”), a slight overweight to 30-year agency MBS, security selection within 15-year agency MBS, and exposure to agency collateralized mortgage obligations (“CMOs”) all contributed positively.

Describe recent portfolio activity.

Over the 12-month period the Fund increased its allocation to agency MBS, primarily in pass-through form with a small addition to agency CMOs as well, while trimming its allocation to U.S. Government securities. The overweight to agency MBS was reduced to a degree late in the period on the outlook for some demand headwinds to impact the sector related to a potential reduction in purchases by overseas and bank investors as well as the Fed’s withdrawing from the market. Out-of-benchmark allocations to high-quality securitized assets such as CMBS and CLOs were reduced during the period. Within CMBS, the Fund rotated out of some agency holdings that had experienced significant spread tightening and into CMBS interest-only instruments.

The Fund holds a small percentage of assets in derivatives as a means to manage risk against allocations in securitized assets as well as to manage overall portfolio risk exposures. The Fund’s use of derivatives had a positive impact on Fund performance.

Describe portfolio positioning at period end.

The Fund remained overweight in agency MBS relative to the benchmark. The portfolio was modestly long duration (and corresponding sensitivity to interest rate changes), with a focus on the front-end of the U.S. yield curve based on relatively attractive income and valuations. Additionally, the portfolio continued to be positioned for the yield curve to steepen and for volatility in longer-term rates. Outside of the United States, the Fund had a long position in two-year German interest rates on the view that markets are pricing in a faster pace of policy normalization than has been signaled by the European Central Bank. The Fund was short European inflation after some recent strengthening and short Japanese 10-year yields on a constructive view of the Japanese economy’s inflation trajectory.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	9

Fund Summary as of September 30, 2018 (continued)	BlackRock U.S. Government Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index (the benchmark). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended September 30, 2018

				Average Annual Total Returns (a),(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.78%	2.52%	(0.33)%	(1.68)%	N/A	1.50%	N/A	2.82%	N/A
Service	2.54	2.23	(0.36)	(1.93)	N/A	1.30	N/A	2.58	N/A
Investor A	2.43	2.14	(0.35)	(1.82)	(5.75)%	1.24	0.41%	2.50	2.08%
Investor C	1.78	1.29	(0.83)	(2.66)	(3.62)	0.43	0.43	1.69	1.69
Investor C1	1.98	1.46	(0.63)	(2.46)	N/A	0.63	N/A	1.91	N/A
Class K	2.83	2.67	(0.21)	(1.55)	N/A	1.52	N/A	2.83	N/A
Class R	2.28	1.88	(0.48)	(2.07)	N/A	0.96	N/A	2.25	N/A
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	(0.22)	(1.30)	N/A	1.62	N/A	2.97	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index (the benchmark). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock U.S. Government Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Ending Account Value (09/30/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$996.70	$4.40	$2.25	$1,000.00	$1,020.66	$4.46	$1,022.81	$2.28
Service	1,000.00	996.40	5.71	3.50	1,000.00	1,019.35	5.77	1,021.56	3.55
Investor A	1,000.00	996.50	5.71	3.50	1,000.00	1,019.35	5.77	1,021.56	3.55
Investor C	1,000.00	991.70	9.49	7.24	1,000.00	1,015.54	9.60	1,017.80	7.33
Investor C1	1,000.00	993.70	8.50	6.25	1,000.00	1,016.55	8.59	1,018.80	6.33
Class K	1,000.00	997.90	4.26	2.00	1,000.00	1,020.81	4.31	1,023.06	2.03
Class R	1,000.00	995.20	6.95	4.75	1,000.00	1,018.10	7.03	1,020.31	4.81

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.88% for Institutional, 1.14% for Service, 1.14% for Investor A, 1.90% for Investor C, 1.70% for Investor C1 , 0.85% for Class K and 1.39% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Service, 0.70% for Investor A , 1.45% for Investor C, 1.25% for Investor C1 , 0.40% for Class K and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 13 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	54%
U.S. Treasury Obligations	42
Non-Agency Mortgage-Backed Securities	2
Asset-Backed Securities	2
Foreign Government Obligations	—	(b)
Foreign Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	99%
AA/Aa	—	(d)
A	—	(d)
BBB/Baa	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Representing less than 0.5% of the Fund’s total investments.

FUND SUMMARY	11

About Fund Performance

On September 17, 2018, each Fund acquired all of the assets, subject to the liabilities, of a corresponding series of BlackRock Funds II (each, a “Predecessor Fund”) in tax-free reorganizations (each, a “Reorganization”). Each Predecessor Fund is the performance and accounting survivor of its Reorganization. Accordingly, information provided herein for periods prior to the Reorganizations is that of each Fund’s corresponding Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganizations.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Credit Strategies Income Fund Class K Shares performance shown prior to the August 1, 2016 inception date is that of Institutional Shares. BlackRock U.S. Government Bond Portfolio Class K Shares performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in GNMA Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for Credit Strategies Income Fund (which is subject to an initial sales charge of 2.50%), and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Effective December 27, 2017 all issued and outstanding Investor B1 Shares of the U.S. Government Bond Portfolio were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Investor C1 Shares (available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees. Investor C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the U.S. Government Bond Portfolio will adopt an automatic conversion feature whereby Investor C1 Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at “NAV” on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 9.7%
Allegro CLO II Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.30%, 10/21/28(a)(b)(c)	USD	1,000	$997,500
ALM VII Ltd.(a)(c):
Series 2012-7A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.82%, 10/15/28		1,000	1,003,526
Series 2012-7A, Class BR, (LIBOR USD 3 Month + 2.50%), 4.84%, 10/15/28		1,000	1,004,240
Series 2012-7A, Class CR, (LIBOR USD 3 Month + 3.85%), 6.19%, 10/15/28		1,000	1,003,910
ALM VIII Ltd., Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.29%, 10/15/28(a)(c)		1,000	1,003,391
ALM XVI Ltd.(a)(c):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/27		1,200	1,195,511
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/15/27		1,000	982,787
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/28/31(a)(c)		1,000	984,923
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.54%, 10/13/30(a)(c)		1,000	1,002,034
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.34%, 05/15/31(a)	EUR	140	156,261
Apidos CLO XX(a)(c):
Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.29%, 07/16/31	USD	1,000	991,474
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.29%, 07/16/31		1,000	994,399
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)	EUR	183	212,626
ARES CLO Ltd., Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/22/30(a)(c)	USD	1,000	997,571
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)	EUR	200	234,009
Ares XLII CLO Ltd., Series 2017-42A, Class D, (LIBOR USD 3 Month + 3.45%), 5.80%, 01/22/28(a)(c)	USD	1,000	1,009,286
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.09%, 07/28/29(a)(c)		1,000	1,008,372
Ares XXXVII CLO Ltd., Series 2015-4A, Class CR, (LIBOR USD 3 Month + 2.65%), 4.99%, 10/15/30(a)(c)		1,000	988,903
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/15/31(a)(c)		1,000	987,856
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 3.81%, 04/15/31(a)	EUR	260	283,493
Ballyrock CLO Ltd., Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.70%), 5.04%, 10/15/28(a)(c)	USD	1,000	1,004,035
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30(a)(c)		1,250	1,250,608
Carlyle Global Market Strategies CLO Ltd.(a)(c):
Series 2012-3A, Class BR, (LIBOR USD 3 Month + 2.50%), 4.84%, 10/14/28		1,000	1,000,629
Series 2016-3A, Class C, (LIBOR USD 3 Month + 4.00%), 6.35%, 10/20/29		1,000	1,006,557
CBAM Ltd., Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 8.84%, 10/17/29(a)(c)		1,000	1,011,753
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.93%, 06/09/30(a)(c)		1,000	1,006,963

Security	Par (000)		Value
Asset-Backed Securities (continued)
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.00%, 07/23/30(a)(c)	USD	1,000	$1,006,042
CIFC Funding Ltd.(a)(c):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.80%), 4.89%, 04/27/31		1,000	984,221
Series 2014-3A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.50%, 07/22/26		1,000	1,000,080
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.85%, 04/23/29		1,000	1,005,649
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30	EUR	200	234,184
Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30		113	126,917
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.54%, 10/15/30(a)(c)	USD	500	506,145
Dryden 32 Euro CLO BV, Series 2014-32X, Class ER, (EURIBOR 3 Month + 5.29%), 5.29%, 08/15/31(a)	EUR	140	156,410
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.59%, 07/15/30(a)(c)	USD	2,000	2,005,180
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)	EUR	100	117,534
Galaxy XXV CLO Ltd., Series 2018-25A, Class D, (LIBOR USD 3 Month + 3.10%), 5.44%, 10/25/31(a)(b)(c)	USD	850	847,875
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.34%, 01/27/31(a)(c)		1,000	990,134
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	330	371,652
LCM XV LP, Series 15A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.75%, 07/20/30(a)(c)	USD	1,000	1,004,044
Madison Park Funding X Ltd.(a)(c):
Series 2012-10A, Class AR, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/20/29		1,000	1,001,205
Series 2012-10A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.55%, 01/20/29		1,000	1,007,983
Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 9.97%, 01/20/29		500	507,297
Madison Park Funding XIII Ltd., Series 2014-13A, Class DR2, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/19/30(a)(c)		1,000	996,256
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.79%, 01/27/26(a)(c)		1,000	1,001,418
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.51%, 12/18/30(a)(c)		1,500	1,497,252
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.65%, 10/17/30(a)(c)		1,000	1,000,000
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.35%, 10/17/27(a)(c)		500	500,000
OCP CLO Ltd., Series 2016-12A, Class A1, (LIBOR USD 3 Month + 1.57%), 3.90%, 10/18/28(a)(c)		1,000	999,982
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	148	166,191
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		100	106,929

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)	EUR	150	$172,053
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(d)	USD	1,456	1,369,490
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.55%, 10/22/30(a)(c)		1,000	994,368
OZLM VI Ltd.(a)(c):
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.44%, 04/17/31		1,000	998,305
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.47%, 04/17/31		1,000	1,002,122
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)	EUR	158	184,880
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		100	111,668
Palmer Square CLO Ltd., Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.65%, 10/17/31(a)(b)(c)	USD	750	750,000
Rockford Tower CLO Ltd.(a)(c):
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.54%, 10/20/30		1,500	1,500,628
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31		500	495,274
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.53%, 10/20/31		500	495,101
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.14%, 01/15/30(a)(c)		1,500	1,479,979
Symphony CLO XII Ltd., Series 2013-12A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.59%, 10/15/25(a)(c)		1,000	1,000,972
TICP CLO XI Ltd.(a)(b)(c):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.54%, 10/20/31		600	600,000
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.44%, 10/20/31		550	550,000
TXU Escrow, 5.10%, 10/10/17(b)		815	—
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	75	107,794
Voya CLO Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 3.85%), 6.18%, 10/18/27(a)(c)	USD	1,000	999,986
York CLO 1 Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.35%, 10/22/29(a)(c)		1,000	997,500

Total Asset-Backed Securities — 9.7% (Cost: $56,193,281)			56,273,317

	Shares
Common Stocks — 1.3%

Banks — 1.1%
ABN AMRO Group NV, CVA(c)	17,000		462,980
Bank of America Corp.	1,236		36,413
BNP Paribas SA	24,158		1,479,354
CaixaBank SA	166,424		756,883
Credit Agricole SA	86,204		1,239,182
Erste Group Bank AG(e)	19,421		806,297
JPMorgan Chase & Co.	336		37,914
KBC Group NV	15,212		1,131,140

			5,950,163
Capital Markets — 0.0%
Goldman Sachs Group, Inc. (The)	159		35,654
Morgan Stanley	713		33,205

			68,859

Security	Shares		Value
Chemicals — 0.1%
Platform Specialty Products Corp.(e)		21,647	$269,938

Construction & Engineering — 0.0%
Star Group, Inc. (The)(e)		5,409	134,340

Containers & Packaging — 0.0%
Crown Holdings, Inc.(e)		3,047	146,256

Diversified Financial Services — 0.0%
New Holdings LLC(e)		48	15,840

Diversified Telecommunication Services — 0.0%
CenturyLink, Inc.		4,137	87,704

Electric Utilities — 0.0%
TexGen Power LLC(b)(e)		2,844	108,783

Equity Real Estate Investment Trusts (REITs) — 0.0%
Gaming and Leisure Properties, Inc.		2,300	81,075

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(e)		3,880	206
Tenet Healthcare Corp.(e)		334	9,505
Universal Health Services, Inc., Class B		632	80,795

			90,506
IT Services — 0.0%
First Data Corp., Class A(e)		4,869	119,145

Machinery — 0.0%(e)
AFGlobal Corp.(b)		897	—
Ameriforge Group, Inc.		283	16,414
Gates Industrial Corp. plc		2,161	42,140

			58,554
Media — 0.0%
Altice USA, Inc., Class A		3,920	71,109
Tele Columbus AG(c)(e)		1,134	3,268

			74,377
Metals & Mining — 0.1%
Constellium NV, Class A(e)		13,481	166,490

Wireless Telecommunication Services — 0.0%
T-Mobile US, Inc.(e)		1,707	119,797

Total Common Stocks — 1.3% (Cost: $7,475,587)			7,491,827

	Par (000)
Corporate Bonds — 52.2%

Aerospace & Defense — 0.7%
Arconic, Inc.:
5.13%, 10/01/24	USD	414	416,587
5.90%, 02/01/27		95	96,673
BBA US Holdings, Inc., 5.38%, 05/01/26(c)		67	67,084
Bombardier, Inc.(c):
7.75%, 03/15/20		46	48,099
8.75%, 12/01/21		197	217,311
5.75%, 03/15/22		42	42,236
6.00%, 10/15/22		5	5,013
6.13%, 01/15/23		252	253,102
7.50%, 12/01/24		260	274,300
7.50%, 03/15/25		986	1,016,812
BWX Technologies, Inc., 5.38%, 07/15/26(c)		37	37,139
KLX, Inc., 5.88%, 12/01/22(c)		1,005	1,038,165
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		52	53,576

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Aerospace & Defense (continued)
Pioneer Holdings LLC, 9.00%, 11/01/22(c)	USD	40	$41,300
TransDigm, Inc.:
6.00%, 07/15/22		57	57,926
6.50%, 05/15/25		230	234,313
6.38%, 06/15/26		22	22,220
United Technologies Corp.:
3.35%, 08/16/21		290	289,594
4.63%, 11/16/48		120	120,668

			4,332,118
Air Freight & Logistics — 0.1%
FedEx Corp., 4.05%, 02/15/48		405	367,509
XPO Logistics, Inc., 6.50%, 06/15/22(c)		109	112,542

			480,051
Airlines — 0.0%
ANA Holdings, Inc.(f)(g):
0.00%, 09/16/22	JPY	10,000	89,113
0.00%, 09/19/24		10,000	89,223
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/21	USD	107	109,289

			287,625
Auto Components — 0.7%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	200	216,118
Adler Pelzer Holding GmbH, 4.13%, 04/01/24		300	348,715
Allison Transmission, Inc., 5.00%, 10/01/24(c)	USD	9	8,955
Federal-Mogul LLC, 5.00%, 07/15/24	EUR	160	197,638
GKN Holdings Ltd., 3.38%, 05/12/32	GBP	200	256,770
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	350	416,094
Icahn Enterprises LP:
6.00%, 08/01/20	USD	20	20,363
6.25%, 02/01/22		198	202,950
6.75%, 02/01/24		130	133,088
6.38%, 12/15/25		37	37,139
IHO Verwaltungs GmbH(c)(h):
2.75% (2.75% Cash or 3.50% PIK), 09/15/21	EUR	100	117,566
3.25% (3.25% Cash or 4.00% PIK), 09/15/23		200	238,983
3.75% (3.75% Cash or 4.50% PIK), 09/15/26		300	359,374
4.75% (4.75% Cash or 5.50% PIK), 09/15/26	USD	200	188,500
JB Poindexter & Co., Inc., 7.13%, 04/15/26(c)		25	25,937
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	150	184,529
Schaeffler Finance BV, 3.25%, 05/15/25		250	306,706
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(i)	USD	200	184,000
ZF North America Capital, Inc., 4.00%, 04/29/20(c)		750	752,992

			4,196,417
Automobiles — 0.4%
Daimler Finance North America LLC, 3.35%, 05/04/21(c)	USD	750	746,674
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24	EUR	435	549,663
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19		110	136,273
4.75%, 07/15/22		100	130,618
General Motors Co., 5.95%, 04/01/49	USD	350	347,646
Tesla, Inc., 5.30%, 08/15/25(c)		172	144,910
Volvo Car AB, 2.00%, 01/24/25	EUR	200	227,229

			2,283,013
Banks — 7.3%
ABN AMRO Bank NV(a)(i):
(EUR Swap Annual 5 Year + 5.45%), 5.75%		400	491,491
(EUR Swap Annual 5 Year + 3.90%), 4.75%		200	224,663
Al Ahli Bank of Kuwait KSCP, (USD Swap Semi 5 Year + 4.17%), 7.25%(a)(i)	USD	200	200,000

Security	Par (000)		Value
Banks (continued)
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(i)	EUR	200	$253,792
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		200	246,026
Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 9.18%), 8.88%(a)(i)		200	259,495
Banco BPM SpA:
2.75%, 07/27/20		100	117,428
1.75%, 04/24/23		100	109,788
Banco de Credito del Peru:
(LIBOR USD 3 Month + 7.71%), 6.87%, 09/16/26(a)	USD	630	669,217
Banco General SA, 4.13%, 08/07/27		500	472,188
Banco Inbursa SA Institucion de Banca Multiple:
4.13%, 06/06/24		653	630,145
Banco Santander SA:
(EUR Swap Annual 5 Year + 5.41%), 6.25%(a)(i)	EUR	200	233,731
(EUR Swap Annual 5 Year + 6.80%), 6.75%(a)(i)		200	250,206
3.85%, 04/12/23	USD	200	195,400
(EUR Swap Annual 5 Year + 4.10%), 4.75%(a)(i)	EUR	200	208,253
Bank of America Corp.:
Series L, 4.18%, 11/25/27	USD	2,000	1,952,064
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(a)		1,135	1,133,631
Bank of Ireland(a):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(i)	EUR	200	251,135
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		200	237,627
Bank of Ireland Group plc:
1.38%, 08/29/23		150	173,232
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(a)	GBP	100	125,570
Bankia SA(a):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(i)	EUR	400	469,659
(EUR Swap Annual 5 Year + 6.22%), 6.38%(i)		200	235,693
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		200	236,625
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		100	120,026
Barclays plc:
4.38%, 09/11/24	USD	200	192,852
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	200	235,222
(EUR Swap Annual 1 Year + 0.78%), 1.37%, 01/24/26(a)		375	414,477
BBVA Bancomer SA, 4.38%, 04/10/24	USD	650	647,563
BNP Paribas SA(a)(c)(i):
(EUR Swap Annual 5 Year + 5.23%), 6.12%	EUR	200	255,431
(USD Swap Semi 5 Year + 3.98%), 7.00%	USD	1,000	1,006,750
Burgan Senior SPC Ltd., 3.13%, 09/14/21		500	485,000
CaixaBank SA(a):
(EUR Swap Annual 5 Year + 4.50%), 5.25%(i)	EUR	200	215,665
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27		100	122,608
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		100	117,840
CBQ Finance Ltd., 3.25%, 06/13/21	USD	300	292,125
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(a)		200	189,582
CIT Group, Inc.:
5.00%, 08/01/23		264	269,306
5.25%, 03/07/25		42	42,840
6.13%, 03/09/28		24	25,080

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Citigroup, Inc.:
(LIBOR USD 3 Month + 1.02%), 4.04%, 06/01/24(a)	USD	500	$501,040
4.30%, 11/20/26		500	492,928
4.45%, 09/29/27		500	494,223
Commerzbank AG:
8.13%, 09/19/23		200	228,078
4.00%, 03/23/26	EUR	150	187,615
Cooperatieve Rabobank UA(a)(i):
(EUR Swap Annual 5 Year + 5.25%), 5.50%		200	244,424
(EUR Swap Annual 5 Year + 6.70%), 6.62%		400	515,242
Credit Agricole SA(a)(c)(i):
(EUR Swap Annual 5 Year + 5.12%), 6.50%		200	254,284
(USD Swap Semi 5 Year + 6.19%), 8.13%	USD	1,500	1,649,958
Danske Bank A/S(c):
(EUR Swap Annual 6 Year + 4.64%), 5.75%(a)(i)	EUR	200	232,203
3.88%, 09/12/23	USD	1,000	979,434
Discover Bank:
3.20%, 08/09/21		1,000	986,831
(USD Swap Semi 5 Year + 1.73%), 4.68%, 08/09/28(a)		465	460,220
DNB Bank ASA, (USD Swap Semi 5 Year + 5.08%), 6.50%(a)(i)		200	204,769
Erste Group Bank AG, (EUR Swap Annual 5 Year + 9.02%), 8.88%(a)(i)	EUR	200	268,992
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.56%(i)	USD	600	460,020
HSBC Holdings plc(a):
(LIBOR USD 3 Month + 0.65%), 2.98%, 09/11/21		1,000	1,001,272
(EUR Swap Annual 5 Year + 4.38%), 5.25%(i)	EUR	200	244,991
(USD Swap Rate 5 Year + 3.45%), 6.25%(i)	USD	200	199,250
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24		285	283,138
(USD Swap Rate 5 Year + 3.71%), 6.37%(i)		230	228,054
(USD Swap Rate 5 Year + 4.37%), 6.38%(i)		200	198,250
(USD Swap Rate 5 Year + 3.75%), 6.00%(i)		1,495	1,434,079
ICICI Bank Ltd., 4.00%, 03/18/26		600	559,355
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(a)	EUR	300	354,411
Intercorp Financial Services, Inc., 4.13%, 10/19/27	USD	500	456,250
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(a)(i)	EUR	200	238,465
6.63%, 09/13/23		100	134,582
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(i)		200	249,026
JPMorgan Chase & Co.:
(LIBOR USD 3 Month + 0.89%), 3.24%, 07/23/24(a)	USD	1,000	1,003,317
3.63%, 12/01/27		1,500	1,414,667
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		1,000	973,167
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		1,000	997,027
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(a)(i)	EUR	100	117,618
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(c)(i)	USD	1,000	912,500
Mitsubishi UFJ Financial Group, Inc., 3.76%, 07/26/23		1,000	994,855
National Westminster Bank plc, Series C, (LIBID USD 3 Month + 0.25%), 2.63%(a)(i)		200	161,992
Royal Bank of Scotland Group plc(a)(i):
(USD Swap Semi 5 Year + 5.80%), 7.50%		200	204,750
(USD Swap Semi 5 Year + 7.60%), 8.63%		2,345	2,512,081
Santander UK plc, 5.00%, 11/07/23(c)		1,000	1,008,086

Security	Par (000)		Value
Banks (continued)
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(a)(i)	USD	300	$298,800
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 1.84%, 01/25/23(a)(f)		100	100,000
Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%(a)(c)(i)		200	206,250
Swedbank AB(a)(i):
(USD Swap Semi 5 Year + 3.77%), 5.50%		200	200,000
(USD Swap Semi 5 Year + 4.11%), 6.00%		200	202,344
UBS Group Funding Switzerland AG(a)(i):
(USD Swap Semi 5 Year + 2.43%), 5.00%		200	176,500
(USD Swap Semi 5 Year + 4.87%), 7.00%		400	424,662
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(a)(i)	EUR	400	464,272
(EUR Swap Annual 5 Year + 9.30%), 9.25%(a)(i)		200	258,636
6.95%, 10/31/22		100	133,492
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(a)		300	368,575
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(a)		200	239,042
Wells Fargo & Co., 5.38%, 11/02/43	USD	500	537,167
Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(a)		200	189,278
Woori Bank:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(a)(i)		275	268,744
5.13%, 08/06/28		200	201,425
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		200	185,564

			42,505,621
Beverages — 0.1%
Coca-Cola European Partners plc, (EURIBOR 3 Month + 0.18%), 0.00%, 11/16/21(a)	EUR	100	116,094
Coca-Cola Icecek A/S, 4.22%, 09/19/24	USD	250	234,375
Molson Coors Brewing Co., (EURIBOR 3 Month + 0.35%), 0.03%, 03/15/19(a)	EUR	100	116,147

			466,616
Biotechnology — 0.4%
AbbVie, Inc.:
3.38%, 11/14/21	USD	680	679,069
4.25%, 11/14/28		990	978,806
4.88%, 11/14/48		600	590,334

			2,248,209
Building Products — 0.3%
James Hardie International Finance DAC, 3.63%, 10/01/26	EUR	100	117,436
Jeld-Wen, Inc.(c):
4.63%, 12/15/25	USD	35	32,287
4.88%, 12/15/27		6	5,468
LIXIL Group Corp.(f)(g):
0.00%, 03/04/20	JPY	50,000	435,993
0.00%, 03/04/22		30,000	261,067
Masonite International Corp.(c):
5.63%, 03/15/23	USD	155	158,294
5.75%, 09/15/26		83	83,207
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(c)		29	30,088
Standard Industries, Inc.(c):
5.50%, 02/15/23		2	2,023
5.38%, 11/15/24		39	38,951
6.00%, 10/15/25		58	59,305
Titan Global Finance plc:
3.50%, 06/17/21	EUR	100	121,155
2.38%, 11/16/24		219	248,188

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Building Products (continued)
USG Corp., 4.88%, 06/01/27(c)	USD	75	$75,826

			1,669,288
Capital Markets — 2.7%
ADCB Finance Cayman Ltd., 4.00%, 03/29/23(c)		240	238,260
Adib Capital Invest 2 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 7.13%(a)(i)		775	790,500
CCTI Ltd., 3.63%, 08/08/22		710	670,329
Cindai Capital Ltd., 0.00%, 02/08/23(f)(g)		900	826,425
Credit Suisse Group AG(a)(c):
(USD Swap Semi 5 Year + 4.60%), 7.50%(i)		3,010	3,096,537
(LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24		1,000	996,576
(USD Swap Semi 5 Year + 4.33%), 7.25%(i)		965	968,619
(USD Swap Semi 5 Year + 3.46%), 6.25%(i)		200	197,250
Deutsche Bank AG, 3.15%, 01/22/21		500	488,602
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 05/15/22(c)(h)		74	74,925
FS Energy & Power Fund, 7.50%, 08/15/23(c)		68	69,360
Goldman Sachs Group, Inc. (The)(a):
(EURIBOR 3 Month + 0.46%), 0.14%, 12/31/18	EUR	100	116,201
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29	USD	1,250	1,231,697
Guojing Capital BVI Ltd., 3.95%, 12/11/22		200	189,491
Haitong International Securities Group Ltd., 0.00%, 10/25/21(f)(g)	HKD	6,000	736,833
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	300	336,387
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	200	193,707
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(c)		30	30,750
Morgan Stanley, (LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		1,000	959,894
MSCI, Inc., 5.25%, 11/15/24(c)		44	45,056
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(f)(g)		200	199,500
SBI Holdings, Inc., 0.00%, 09/13/23(f)(g)	JPY	230,000	2,432,935
SURA Asset Management SA, 4.88%, 04/17/24	USD	400	399,500
UBS AG, (EURIBOR 3 Month + 0.50%), 0.18%, 04/23/21(a)	EUR	300	350,199

			15,639,533
Chemicals — 2.0%
Alpha 2 BV, 8.75% (8.75% Cash or 9.50% PIK), 06/01/23(c)(h)	USD	210	213,150
Alpha 3 BV, 6.25%, 02/01/25(c)		200	199,060
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	110	131,552
Axalta Coating Systems LLC(c):
4.25%, 08/15/24		100	121,620
4.88%, 08/15/24	USD	150	147,000
Blue Cube Spinco LLC:
9.75%, 10/15/23		81	91,631
10.00%, 10/15/25		194	223,100
Braskem Netherlands Finance BV, 3.50%, 01/10/23		500	473,700
CF Industries, Inc.:
7.13%, 05/01/20		19	20,045
5.15%, 03/15/34		35	33,250
4.95%, 06/01/43		30	26,550
Chemours Co. (The):
6.63%, 05/15/23		33	34,471
7.00%, 05/15/25		89	94,384
4.00%, 05/15/26	EUR	273	317,331
5.38%, 05/15/27	USD	119	114,752
CNAC HK Finbridge Co. Ltd., 4.88%, 03/14/25		1,000	1,003,387
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		730	731,825
Equate Petrochemical BV, 4.25%, 11/03/26		400	393,700

Security	Par (000)		Value
Chemicals (continued)
Fufeng Group Ltd., 5.88%, 08/28/21	USD	200	$199,882
Gates Global LLC, 6.00%, 07/15/22(c)		264	265,650
Hexion, Inc.(c):
6.63%, 04/15/20		51	47,940
10.38%, 02/01/22		49	47,652
Huntsman International LLC, 5.13%, 11/15/22		144	148,320
INEOS Finance plc, 4.00%, 05/01/23	EUR	135	159,949
INEOS Group Holdings SA, 5.38%, 08/01/24		200	244,101
Kansai Paint Co. Ltd., 0.00%, 06/17/19(f)(g)	JPY	50,000	439,513
Koppers, Inc., 6.00%, 02/15/25(c)	USD	165	164,587
Mitsubishi Chemical Holdings Corp.(f)(g):
0.00%, 03/30/22	JPY	40,000	374,494
0.00%, 03/29/24		40,000	382,415
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	216	233,010
NOVA Chemicals Corp., 4.88%, 06/01/24(c)		73	70,281
OCI NV, 5.00%, 04/15/23	EUR	110	134,574
Olin Corp., 5.00%, 02/01/30	USD	30	27,975
Pearl Holding III Ltd., 9.50%, 12/11/22		200	177,883
Platform Specialty Products Corp.(c):
6.50%, 02/01/22		539	548,433
5.88%, 12/01/25		330	325,634
PQ Corp.(c):
6.75%, 11/15/22		248	258,027
5.75%, 12/15/25		140	138,950
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	200	243,231
Rock International Investment, Inc., 6.63%, 03/27/20	USD	700	574,457
Solvay Finance SA(a)(i):
(EUR Swap Annual 5 Year + 4.89%), 5.12%	EUR	300	383,153
(EUR Swap Annual 5 Year + 3.70%), 5.42%		180	236,864
Starfruit Finco BV(c):
6.50%, 10/01/26		216	253,320
8.00%, 10/01/26	USD	150	152,250
UPL Corp. Ltd., 4.50%, 03/08/28		200	182,628
Yingde Gases Investment Ltd., 7.25%, 02/28/20		1,000	1,010,550

			11,796,231
Commercial Services & Supplies — 0.8%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	100	134,132
4.88%, 07/31/24		160	208,604
ACCO Brands Corp., 5.25%, 12/15/24(c)	USD	24	23,820
ADT Corp. (The):
3.50%, 07/15/22		103	97,464
4.13%, 06/15/23		215	205,589
4.88%, 07/15/32		115	92,288
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		41	41,308
Algeco Global Finance plc, 8.00%, 02/15/23(c)		200	205,000
APX Group, Inc.:
8.75%, 12/01/20		71	71,000
7.88%, 12/01/22		69	70,380
Aramark Services, Inc.:
5.00%, 04/01/25		35	35,131
4.75%, 06/01/26		80	78,400
5.00%, 02/01/28		172	168,775
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	254	297,481
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23(f)(g)	HKD	4,000	504,576
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)	USD	114	109,298
Hulk Finance Corp., 7.00%, 06/01/26(c)		64	61,840
Intrum AB, 2.75%, 07/15/22	EUR	242	271,952
KAR Auction Services, Inc., 5.13%, 06/01/25(c)	USD	126	122,220
Matthews International Corp., 5.25%, 12/01/25(c)		16	15,480
Mobile Mini, Inc., 5.88%, 07/01/24		165	167,475

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(c)	USD	22	$21,560
Nielsen Finance LLC, 5.00%, 04/15/22(c)		90	87,750
Paprec Holding SA, 4.00%, 03/31/25	EUR	102	119,155
Prime Security Services Borrower LLC, 9.25%, 05/15/23(c)	USD	602	643,839
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)		141	141,000
SPIE SA, 3.13%, 03/22/24	EUR	100	117,411
Tervita Escrow Corp., 7.63%, 12/01/21(c)	USD	140	144,375
Verisure Midholding AB, 5.75%, 12/01/23	EUR	150	176,573
Waste Pro USA, Inc., 5.50%, 02/15/26(c)	USD	52	50,830
Wrangler Buyer Corp., 6.00%, 10/01/25(c)		112	107,520

			4,592,226
Communications Equipment — 0.1%
CommScope Technologies LLC(c):
6.00%, 06/15/25		4	4,120
5.00%, 03/15/27		109	104,913
CommScope, Inc., 5.00%, 06/15/21(c)		178	178,222
Nokia OYJ:
3.38%, 06/12/22		29	28,449
4.38%, 06/12/27		40	38,500

			354,204
Construction & Engineering — 0.6%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		89	91,481
China Railway Construction Corp. Ltd., 1.50%, 12/21/21(f)	CNY	4,000	567,448
China Singyes Solar Technologies Holdings Ltd.:
6.75%, 10/17/18	USD	500	483,125
7.95%, 02/15/19		400	344,000
Engility Corp., 8.88%, 09/01/24		300	326,250
frontdoor, Inc., 6.75%, 08/15/26(c)		39	40,170
Hanrui Overseas Investment Co. Ltd., 4.90%, 06/28/19		600	553,050
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(i)		200	189,916
New Enterprise Stone & Lime Co., Inc.(c):
10.13%, 04/01/22		44	47,107
6.25%, 03/15/26		19	19,143
Pisces Midco, Inc., 8.00%, 04/15/26(c)		50	50,375
Tutor Perini Corp., 6.88%, 05/01/25(c)		127	130,493
Weekley Homes LLC, 6.63%, 08/15/25		17	16,193
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	300	364,860
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20	USD	200	192,189

			3,415,800
Construction Materials — 0.1%
Buzzi Unicem SpA, 2.13%, 04/28/23	EUR	100	118,683
Inversiones CMPC SA, 4.75%, 09/15/24	USD	600	608,400

			727,083
Consumer Finance — 1.6%
AerCap Ireland Capital DAC, 4.50%, 05/15/21		2,000	2,031,038
Ally Financial, Inc.:
5.13%, 09/30/24		15	15,450
8.00%, 11/01/31		892	1,080,435
CDBL Funding 1, 3.00%, 04/24/23		800	750,834
Ford Motor Credit Co. LLC:
5.88%, 08/02/21		1,000	1,045,833
4.39%, 01/08/26		500	476,163
General Motors Financial Co., Inc.:
3.55%, 04/09/21		140	139,903
(EURIBOR 3 Month + 0.68%), 0.36%, 05/10/21(a)	EUR	100	116,478
3.20%, 07/06/21	USD	1,000	987,495

Security	Par (000)		Value
Consumer Finance (continued)
LeasePlan Corp. NV, (EURIBOR 3 Month + 0.50%), 0.18%, 01/25/21(a)	EUR	200	$232,883
Lincoln Finance Ltd., 6.88%, 04/15/21		100	120,166
Mulhacen Pte. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23(h)		593	686,231
Navient Corp.:
5.00%, 10/26/20	USD	20	20,246
6.63%, 07/26/21		31	32,317
6.50%, 06/15/22		21	21,824
5.50%, 01/25/23		177	176,558
7.25%, 09/25/23		32	33,920
5.88%, 10/25/24		64	62,720
6.75%, 06/25/25		40	40,150
6.75%, 06/15/26		51	50,363
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	386,962
Springleaf Finance Corp.:
6.13%, 05/15/22		20	20,625
6.88%, 03/15/25		73	72,818
7.13%, 03/15/26		229	227,855
Volkswagen Bank GmbH, (EURIBOR 3 Month + 0.42%), 0.10%, 06/15/21(a)	EUR	100	115,766
Volkswagen International Finance NV, (EURIBOR 3 Month + 0.35%), 0.03%, 03/30/19(a)		100	116,192
Volkswagen Leasing GmbH, 1.13%, 04/04/24		200	228,474

			9,289,699
Containers & Packaging — 0.6%
ARD Finance SA, 6.63% (6.63% Cash or 7.38% PIK), 09/15/23(h)		100	119,608
Ardagh Packaging Finance plc(c):
4.13%, 05/15/23		100	120,920
4.63%, 05/15/23	USD	400	396,000
6.75%, 05/15/24	EUR	200	251,414
7.25%, 05/15/24	USD	212	221,805
4.75%, 07/15/27	GBP	100	127,273
Ball Corp., 4.00%, 11/15/23	USD	10	9,762
BWAY Holding Co.(c):
4.75%, 04/15/24	EUR	199	236,825
5.50%, 04/15/24	USD	240	236,100
Crown Americas LLC(c):
4.75%, 02/01/26		193	184,315
4.25%, 09/30/26		98	89,670
Crown European Holdings SA(c):
2.25%, 02/01/23	EUR	100	118,436
3.38%, 05/15/25		100	120,140
Guala Closures SpA, (EURIBOR 3 Month + 3.50%), 3.50%, 04/15/24(a)		100	116,709
Horizon Parent Holdings SARL, 8.25% (8.25% Cash or 9.00% PIK), 02/15/22(h)		100	121,364
OI European Group BV, 4.00%, 03/15/23(c)	USD	44	41,800
Reynolds Group Issuer, Inc.(c):
(LIBOR USD 3 Month + 3.50%), 5.84%, 07/15/21(a)		157	159,159
5.13%, 07/15/23		22	21,890
7.00%, 07/15/24		217	220,797
Sealed Air Corp.(c):
4.88%, 12/01/22		110	111,100
4.50%, 09/15/23	EUR	100	131,199
6.88%, 07/15/33	USD	109	117,175
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	119,715

			3,393,176
Distributors — 0.2%
American Builders & Contractors Supply Co., Inc.(c):
5.75%, 12/15/23	USD	157	160,336
5.88%, 05/15/26		52	52,130

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Distributors (continued)
Autodis SA, (EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(a)	EUR	100	$117,121
Core & Main LP, 6.13%, 08/15/25(c)	USD	154	147,070
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		200	181,334
Matalan Finance plc, 6.75%, 01/31/23	GBP	160	183,884
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(a)(i)	USD	500	446,950

			1,288,825
Diversified Consumer Services — 0.0%
Carriage Services, Inc., 6.63%, 06/01/26(c)		36	36,810
Graham Holdings Co., 5.75%, 06/01/26(c)		41	41,974
Laureate Education, Inc., 8.25%, 05/01/25(c)		34	36,408
Service Corp. International, 4.50%, 11/15/20		55	55,069
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(c)		72	70,920

			241,181
Diversified Financial Services — 1.2%
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	200	241,121
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(a)	EUR	100	108,542
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)		100	112,204
Banca IFIS SpA, 2.00%, 04/24/23		120	130,147
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	100	130,340
7.50%, 10/01/23		249	316,424
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(c)	USD	500	451,426
Far East Horizon Ltd., (LIBOR USD 3 Month + 2.00%), 4.34%, 07/03/21(a)		200	199,270
Financial & Risk US Holdings, Inc.(c):
4.50%, 05/15/26	EUR	346	399,562
6.25%, 05/15/26	USD	447	448,650
6.88%, 11/15/26	EUR	194	225,570
8.25%, 11/15/26	USD	284	282,279
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)	EUR	110	113,641
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	USD	1,500	1,465,674
Grupo de Inversiones Suramericana SA, 5.70%, 05/18/21		371	385,840
HBOS Capital Funding LP, 6.85%(i)		416	420,992
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	110	136,205
Jefferies Finance LLC, 7.38%, 04/01/20(c)	USD	200	203,250
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(h)	EUR	353	408,656
Nexi Capital SpA, (EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(a)		172	199,297
Synchrony Bank, 3.00%, 06/15/22	USD	250	239,648
Tempo Acquisition LLC, 6.75%, 06/01/25(c)		165	160,463
Travelport Corporate Finance plc, 6.00%, 03/15/26(c)		42	42,658
Vantiv LLC, 3.88%, 11/15/25(c)	GBP	132	167,782
Verscend Escrow Corp., 9.75%, 08/15/26(c)	USD	162	167,265

			7,156,906
Diversified Telecommunication Services — 2.5%
Altice France SA(c):
7.38%, 05/01/26		771	771,000
5.88%, 02/01/27	EUR	158	191,242
8.13%, 02/01/27	USD	224	230,720
Arqiva Broadcast Finance plc, 6.75%, 09/30/23	GBP	157	209,494
AT&T, Inc., 4.50%, 03/09/48	USD	1,000	872,587
Cable & Wireless International Finance BV, 8.63%, 03/25/19	GBP	200	266,545

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
CCO Holdings LLC:
5.13%, 02/15/23	USD	150	$150,562
4.00%, 03/01/23		97	92,858
5.75%, 02/15/26		6	6,015
5.13%, 05/01/27		1,125	1,065,938
5.00%, 02/01/28		206	193,619
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		149	154,587
Series W, 6.75%, 12/01/23		174	180,743
Series Y, 7.50%, 04/01/24		2	2,135
5.63%, 04/01/25		123	120,269
Series P, 7.60%, 09/15/39		3	2,677
Series U, 7.65%, 03/15/42		59	52,658
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		380	348,650
DKT Finance ApS, 7.00%, 06/17/23	EUR	333	413,013
eircom Finance DAC, 4.50%, 05/31/22		100	118,694
Embarq Corp., 8.00%, 06/01/36	USD	115	115,000
Frontier Communications Corp.:
7.13%, 03/15/19		5	5,032
10.50%, 09/15/22		38	33,820
11.00%, 09/15/25		300	233,913
8.50%, 04/01/26		104	98,280
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		163	150,164
8.50%, 10/15/24		210	212,310
9.75%, 07/15/25		289	305,979
Intelsat SA, 4.50%, 06/15/25(c)(f)		12	22,236
Koninklijke KPN NV, (GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73(a)	GBP	100	137,997
Level 3 Financing, Inc.:
5.38%, 08/15/22	USD	142	143,488
5.63%, 02/01/23		30	30,340
5.13%, 05/01/23		37	37,185
5.38%, 01/15/24		188	187,857
5.38%, 05/01/25		19	18,952
5.25%, 03/15/26		317	311,865
Level 3 Parent LLC, 5.75%, 12/01/22		20	20,229
Ooredoo International Finance Ltd., 3.75%, 06/22/26		600	571,500
OTE plc, 3.50%, 07/09/20	EUR	100	121,330
Qualitytech LP, 4.75%, 11/15/25(c)	USD	38	36,392
Sprint Capital Corp.:
6.90%, 05/01/19		140	142,275
6.88%, 11/15/28		219	220,095
8.75%, 03/15/32		134	150,750
Telecom Italia Capital SA:
6.38%, 11/15/33		38	37,240
6.00%, 09/30/34		374	356,235
7.72%, 06/04/38		3	3,180
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	159,660
Telecom Italia SpA:
1.13%, 03/26/22(f)		800	894,348
3.25%, 01/16/23		184	224,131
5.88%, 05/19/23	GBP	200	284,411
3.63%, 01/19/24	EUR	100	123,041
2.88%, 01/28/26		133	153,747
2.38%, 10/12/27		200	218,296
Telefonica Emisiones SAU, 4.90%, 03/06/48	USD	250	232,846
Telesat Canada, 8.88%, 11/15/24(c)		62	66,340
Verizon Communications, Inc.:
1.38%, 10/27/26	EUR	150	172,837
4.50%, 08/10/33	USD	500	495,885
2.88%, 01/15/38	EUR	150	174,337
5.50%, 03/16/47	USD	225	246,369
5.01%, 04/15/49		290	296,161

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Virgin Media Finance plc(c):
4.50%, 01/15/25	EUR	231	$274,216
5.75%, 01/15/25	USD	200	197,774
Virgin Media Secured Finance plc(c):
5.13%, 01/15/25	GBP	100	133,338
5.50%, 08/15/26	USD	200	197,500
6.25%, 03/28/29	GBP	400	545,812

			14,238,699
Electric Utilities — 1.1%
Chugoku Electric Power Co., Inc. (The), 0.00%, 01/25/22(f)(g)	JPY	40,000	386,816
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	145	167,984
Duke Energy Corp., 3.95%, 08/15/47	USD	750	675,990
Enel Finance International NV, 4.25%, 09/14/23(c)		595	587,744
Enel SpA(a):
(GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75	GBP	100	141,745
(GBP Swap 5 Year + 4.09%), 6.62%, 09/15/76		204	287,549
Exelon Corp., 4.45%, 04/15/46	USD	500	484,716
Gas Natural Fenosa Finance BV:
(EUR Swap Annual 8 Year + 3.35%), 4.13%(a)(i)	EUR	400	487,659
(EUR Swap Annual 9 Year + 3.08%), 3.38%(a)(i)		100	115,670
1.88%, 10/05/29		100	115,718
Huachen Energy Co. Ltd., 6.63%, 05/18/20	USD	700	510,944
Kyushu Electric Power Co., Inc., 0.00%, 03/31/22(f)(g)	JPY	20,000	187,687
NextEra Energy Operating Partners LP(c):
4.25%, 09/15/24	USD	36	35,280
4.50%, 09/15/27		10	9,575
Pacific Gas & Electric Co.:
4.25%, 08/01/23		495	497,549
4.65%, 08/01/28		365	367,607
4.25%, 03/15/46		52	47,685
4.00%, 12/01/46		101	88,449
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(f)(g)	JPY	50,000	437,863
Virginia Electric & Power Co., Series B, 3.80%, 09/15/47	USD	500	459,909
Vistra Operations Co. LLC, 5.50%, 09/01/26(c)		59	59,664
Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/22		200	178,574

			6,332,377
Electrical Equipment — 0.3%
Bizlink Holding, Inc., 0.00%, 02/01/23(f)(g)		500	490,625
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	257	309,579
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(c)	USD	68	70,295
Orano SA, 4.88%, 09/23/24	EUR	450	535,796
Sensata Technologies BV, 5.00%, 10/01/25(c)	USD	130	129,675
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	162	168,595
Vertiv Group Corp., 9.25%, 10/15/24(c)	USD	233	242,320

			1,946,885
Electronic Equipment, Instruments & Components — 0.3%
Belden, Inc., 4.13%, 10/15/26	EUR	200	246,143
CDW LLC:
5.50%, 12/01/24	USD	226	233,910
5.00%, 09/01/25		30	29,842
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22(f)(g)		200	190,500
Hosiden Corp., 0.00%, 09/20/24(f)(g)	JPY	30,000	261,728
Ingenico Group SA, 1.63%, 09/13/24	EUR	200	224,307
Itron, Inc., 5.00%, 01/15/26(c)	USD	7	6,720
Zhen Ding Technology Holding Ltd., 0.00%, 06/26/19(f)(g)		500	501,750

			1,694,900

Security	Par (000)		Value
Energy Equipment & Services — 0.5%
Apergy Corp., 6.38%, 05/01/26(c)	USD	25	$25,687
Basic Energy Services, Inc., 10.75%, 10/15/23(c)		18	18,360
Calfrac Holdings LP, 8.50%, 06/15/26(c)		39	36,368
CSI Compressco LP, 7.50%, 04/01/25(c)		88	89,760
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		48	49,860
5.70%, 10/15/39		8	6,420
4.88%, 11/01/43		46	33,695
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(f)		151	150,343
Ensco plc:
5.20%, 03/15/25		36	31,320
7.75%, 02/01/26		133	132,003
5.75%, 10/01/44		29	21,677
McDermott Technology Americas, Inc., 10.63%, 05/01/24(c)		62	66,340
Nabors Industries, Inc.:
4.63%, 09/15/21		16	15,758
5.75%, 02/01/25		40	38,347
Noble Holding International Ltd.:
7.75%, 01/15/24		64	63,520
7.88%, 02/01/26		233	241,738
5.25%, 03/15/42		38	27,431
Oceaneering International, Inc., 4.65%, 11/15/24		12	11,490
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(c)		142	146,615
Pioneer Energy Services Corp., 6.13%, 03/15/22		85	74,375
Precision Drilling Corp.:
6.50%, 12/15/21		11	11,353
7.75%, 12/15/23		25	26,531
5.25%, 11/15/24		28	26,852
7.13%, 01/15/26		10	10,275
Rowan Cos., Inc.:
4.88%, 06/01/22		69	66,326
4.75%, 01/15/24		32	28,560
7.38%, 06/15/25		69	68,655
SESI LLC:
7.13%, 12/15/21		20	20,280
7.75%, 09/15/24		54	55,080
Transocean Guardian Ltd., 5.88%, 01/15/24(c)		65	65,569
Transocean Pontus Ltd., 6.13%, 08/01/25(c)		83	84,348
Transocean, Inc.:
8.37%, 12/15/21		20	21,525
5.80%, 10/15/22		67	66,749
9.00%, 07/15/23		234	254,475
7.50%, 01/15/26		46	47,495
6.80%, 03/15/38		25	21,625
Trinidad Drilling Ltd., 6.63%, 02/15/25(c)		66	65,340
USA Compression Partners LP, 6.88%, 04/01/26(c)		76	78,470
Weatherford International Ltd.:
7.75%, 06/15/21		187	186,065
8.25%, 06/15/23		75	70,875
6.50%, 08/01/36		10	7,525
7.00%, 03/15/38		7	5,425
5.95%, 04/15/42		79	56,880

			2,627,385
Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp., 3.13%, 01/15/27		1,000	909,868
CoreCivic, Inc., 4.75%, 10/15/27		44	38,940
Cromwell SPV Finance Pty. Ltd., 2.50%, 03/29/25(f)	EUR	200	227,566
Crown Castle International Corp., 3.80%, 02/15/28	USD	1,000	948,364
CyrusOne LP, 5.38%, 03/15/27		43	43,967
Equinix, Inc.:
2.88%, 03/15/24	EUR	127	149,126
2.88%, 10/01/25		278	318,282

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Equity Real Estate Investment Trusts (REITs) (continued)
Equinix, Inc. (continued)
5.88%, 01/15/26	USD	180	$185,175
5.38%, 05/15/27		235	235,000
ESH Hospitality, Inc., 5.25%, 05/01/25(c)		207	200,272
GEO Group, Inc. (The):
5.13%, 04/01/23		12	11,490
5.88%, 10/15/24		248	237,460
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25	EUR	100	111,963
2.50%, 11/28/29		200	225,522
Iron Mountain, Inc.:
4.38%, 06/01/21	USD	170	170,425
5.75%, 08/15/24		250	247,500
3.00%, 01/15/25	EUR	110	126,030
iStar, Inc.:
4.63%, 09/15/20	USD	9	8,977
6.00%, 04/01/22		40	40,300
5.25%, 09/15/22		20	19,700
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		354	362,850
4.50%, 09/01/26		256	241,920
4.50%, 01/15/28		49	44,840
MPT Operating Partnership LP:
6.38%, 03/01/24		10	10,450
5.50%, 05/01/24		15	15,075
RHP Hotel Properties LP, 5.00%, 04/15/21		245	245,613
SBA Communications Corp.:
4.00%, 10/01/22		93	91,140
4.88%, 09/01/24		127	125,571
Trust F/1401, 5.25%, 01/30/26		700	697,375
VICI Properties 1 LLC, 8.00%, 10/15/23		75	83,036

			6,373,797
Food & Staples Retailing — 0.2%
Albertsons Cos. LLC:
6.63%, 06/15/24		84	80,745
5.75%, 03/15/25		20	18,000
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	300	337,037
4.50%, 03/07/24		200	220,981
Cencosud SA, 6.63%, 02/12/45	USD	228	229,596
Rite Aid Corp., 6.13%, 04/01/23(c)		30	26,888
Tesco plc, 5.00%, 03/24/23	GBP	100	142,883

			1,056,130
Food Products — 0.6%
B&G Foods, Inc., 5.25%, 04/01/25	USD	13	12,415
Boparan Finance plc, 5.50%, 07/15/21	GBP	200	237,831
Chobani LLC, 7.50%, 04/15/25(c)	USD	69	62,704
Gruma SAB de CV:
4.88%, 12/01/24		760	775,200
JBS USA LUX SA(c):
5.88%, 07/15/24		37	36,260
5.75%, 06/15/25		309	300,889
6.75%, 02/15/28		80	79,288
Knight Castle Investments Ltd., 7.99%, 01/23/21		900	748,647
Post Holdings, Inc.(c):
5.50%, 03/01/25		42	41,685
5.75%, 03/01/27		56	54,880
5.63%, 01/15/28		19	18,288
Simmons Foods, Inc., 7.75%, 01/15/24(c)		35	36,225
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		1,000	937,290

			3,341,602

Security	Par (000)		Value
Gas Utilities — 0.1%
Perusahaan Gas Negara Persero Tbk.:
5.13%, 05/16/24	USD	769	$773,397
Superior Plus LP, 7.00%, 07/15/26(c)		75	75,750

			849,147
Health Care Equipment & Supplies — 0.4%
Avantor, Inc.(c):
6.00%, 10/01/24		525	532,875
9.00%, 10/01/25		168	173,460
Becton Dickinson and Co., 4.67%, 06/06/47		275	271,993
DJO Finance LLC, 8.13%, 06/15/21(c)		362	369,692
Immucor, Inc., 11.13%, 02/15/22(c)		28	28,350
Mallinckrodt International Finance SA(c):
4.88%, 04/15/20		121	119,790
5.75%, 08/01/22		100	92,250
5.63%, 10/15/23		26	23,010
5.50%, 04/15/25		25	20,938
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(c)		355	346,835
Sotera Health Holdings LLC, 6.50%, 05/15/23(c)		71	73,130

			2,052,323
Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		106	105,735
5.63%, 02/15/23		43	43,215
6.50%, 03/01/24		120	124,050
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		34	35,445
Centene Corp.:
4.75%, 05/15/22		97	98,091
6.13%, 02/15/24		33	34,650
5.38%, 06/01/26		368	376,777
Community Health Systems, Inc., 8.63%, 01/15/24(c)		87	90,154
DaVita, Inc., 5.13%, 07/15/24		91	87,815
Elanco Animal Health, Inc.(c):
4.27%, 08/28/23		36	36,146
4.90%, 08/28/28		38	38,581
Encompass Health Corp., 5.75%, 11/01/24		187	188,402
HCA, Inc.:
4.75%, 05/01/23		21	21,367
5.00%, 03/15/24		642	658,050
5.25%, 04/15/25		12	12,375
5.25%, 06/15/26		232	238,670
5.38%, 09/01/26		96	96,960
5.63%, 09/01/28		101	101,505
5.50%, 06/15/47		312	316,290
MEDNAX, Inc., 5.25%, 12/01/23(c)		31	31,039
Molina Healthcare, Inc., 4.88%, 06/15/25(c)		30	29,475
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		134	139,025
NVA Holdings, Inc., 6.88%, 04/01/26(c)		64	63,840
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(c)(h)		232	239,712
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)		45	47,250
Surgery Center Holdings, Inc.(c):
8.88%, 04/15/21		83	86,424
6.75%, 07/01/25		86	82,345
Synlab Bondco plc, 6.25%, 07/01/22	EUR	100	120,026
Team Health Holdings, Inc., 6.38%, 02/01/25(c)	USD	121	106,178
Tenet Healthcare Corp.:
7.50%, 01/01/22		46	48,012
8.13%, 04/01/22		124	130,671
6.75%, 06/15/23		256	255,040
4.63%, 07/15/24		382	371,495
6.88%, 11/15/31		24	21,485
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	121	137,064

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
Vizient, Inc., 10.38%, 03/01/24(c)	USD	53	$57,969
WellCare Health Plans, Inc.:
5.25%, 04/01/25		44	44,715
5.38%, 08/15/26		84	85,470

			4,801,513
Health Care Technology — 0.1%
IQVIA, Inc.(c):
3.25%, 03/15/25	EUR	100	118,253
3.25%, 03/15/25		310	366,584

			484,837
Hotels, Restaurants & Leisure — 1.9%
1011778 BC ULC(c):
4.25%, 05/15/24	USD	166	157,285
5.00%, 10/15/25		528	505,565
Boyd Gaming Corp., 6.00%, 08/15/26		81	81,607
Boyne USA, Inc., 7.25%, 05/01/25(c)		19	20,092
Burger King France SAS, (EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(a)	EUR	100	117,289
Caesars Resort Collection LLC, 5.25%, 10/15/25(c)	USD	125	119,063
Churchill Downs, Inc., 4.75%, 01/15/28(c)		16	14,960
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(c)		400	365,741
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	225	292,979
4.88%, 08/28/25		100	129,850
Delta Merger Sub, Inc., 6.00%, 09/15/26(c)	USD	31	31,388
EI Group plc, 6.38%, 02/15/22	GBP	100	135,017
Eldorado Resorts, Inc., 6.00%, 04/01/25	USD	49	49,613
GLP Capital LP:
5.38%, 11/01/23		12	12,402
5.25%, 06/01/25		16	16,259
5.38%, 04/15/26		65	66,008
Golden Nugget, Inc., 6.75%, 10/15/24(c)		235	238,379
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		123	119,039
5.13%, 05/01/26		51	50,745
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		6	5,843
HIS Co. Ltd.(f)(g):
0.00%, 08/30/19	JPY	10,000	89,333
0.00%, 11/15/24		60,000	550,519
Huazhu Group Ltd., 0.38%, 11/01/22(c)(f)	USD	913	921,943
International Game Technology plc(c):
4.75%, 02/15/23	EUR	100	125,103
6.25%, 01/15/27	USD	200	202,480
IRB Holding Corp., 6.75%, 02/15/26(c)		32	31,360
KFC Holding Co.(c):
5.00%, 06/01/24		36	35,708
5.25%, 06/01/26		154	153,422
4.75%, 06/01/27		40	38,450
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	200	273,966
LHMC Finco SARL, 6.25%, 12/20/23	EUR	100	120,024
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(c)	USD	154	158,066
MGM Resorts International:
6.63%, 12/15/21		568	602,080
7.75%, 03/15/22		43	47,085
NH Hotel Group SA, 3.75%, 10/01/23	EUR	128	155,292
Pinnacle Bidco plc:
6.38%, 02/15/25	GBP	230	308,014
Punch Taverns Finance B Ltd., 7.37%, 09/30/21		52	74,613
Resorttrust, Inc., 0.00%, 12/01/21(f)(g)	JPY	10,000	87,023
Sabre GLBL, Inc., 5.25%, 11/15/23(c)	USD	114	114,000
Sands China Ltd., 5.40%, 08/08/28		200	198,847

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc.:
10.00%, 12/01/22	USD	412	$436,205
5.00%, 10/15/25		306	290,700
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(c)		14	15,225
Sisal Group SpA, 7.00%, 07/31/23	EUR	250	298,236
Six Flags Entertainment Corp.(c):
4.88%, 07/31/24	USD	224	218,400
5.50%, 04/15/27		73	72,270
Snaitech SpA:
(EURIBOR 3 Month + 6.00%), 6.00%, 11/07/21(a)	EUR	130	151,706
6.38%, 11/07/21		100	120,459
Stars Group Holdings BV, 7.00%, 07/15/26(c)	USD	48	49,521
Station Casinos LLC, 5.00%, 10/01/25(c)		116	111,105
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	100	128,548
(LIBOR GBP 3 Month + 4.38%), 5.17%, 03/15/22(a)		150	193,390
Studio City Finance Ltd., 8.50%, 12/01/20	USD	550	552,824
Viking Cruises Ltd.(c):
6.25%, 05/15/25		100	100,000
5.88%, 09/15/27		493	481,069
Vinpearl JSC, 3.50%, 06/14/23(f)		600	603,750
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		69	68,396
Wyndham Worldwide Corp., 4.50%, 04/01/27		38	35,815
Yum! Brands, Inc., 5.35%, 11/01/43		2	1,720

			10,745,791
Household Durables — 0.3%
Brookfield Residential Properties, Inc., 6.38%, 05/15/25(c)		18	17,640
Century Communities, Inc., 6.88%, 05/15/22		150	153,375
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20(f)(g)	JPY	20,000	177,346
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(c)	USD	50	49,812
Lennar Corp.:
6.25%, 12/15/21		360	376,650
4.88%, 12/15/23		85	85,637
5.25%, 06/01/26		67	66,414
4.75%, 11/29/27		140	134,400
Mattamy Group Corp.(c):
6.88%, 12/15/23		40	40,400
6.50%, 10/01/25		46	44,620
MDC Holdings, Inc., 6.00%, 01/15/43		32	27,280
Meritage Homes Corp., 5.13%, 06/06/27		20	18,450
PulteGroup, Inc., 6.38%, 05/15/33		110	105,612
Tempur Sealy International, Inc., 5.50%, 06/15/26		42	40,268
TRI Pointe Group, Inc.:
4.88%, 07/01/21		64	64,000
5.88%, 06/15/24		46	45,655
5.25%, 06/01/27		13	11,602
William Lyon Homes, Inc.:
6.00%, 09/01/23		14	13,510
5.88%, 01/31/25		29	26,934
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22		25	25,750
6.88%, 08/15/23		74	73,445

			1,598,800
Household Products — 0.0%
Spectrum Brands, Inc., 5.75%, 07/15/25		104	105,040

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.:
5.50%, 04/15/25		20	20,500
6.00%, 05/15/26		183	192,836
5.13%, 09/01/27		164	165,640

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.(c):
5.38%, 01/15/23	USD	89	$84,105
5.88%, 01/15/24		78	78,585
5.75%, 01/15/25		25	22,125
5.25%, 06/01/26		332	307,515
Clearway Energy Operating LLC(c):
5.38%, 08/15/24		80	80,400
5.75%, 10/15/25		115	116,012
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		200	182,522
NRG Energy, Inc., 6.63%, 01/15/27		411	431,550
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)		59	59,590
Talen Energy Supply LLC, 6.50%, 06/01/25		47	35,955
Vistra Energy Corp., 7.63%, 11/01/24		36	38,745

			1,816,080
Industrial Conglomerates — 0.1%
General Electric Co., (EURIBOR 3 Month + 0.30%), 0.00%, 05/28/20(a)	EUR	100	116,328
KOC Holding A/S, 5.25%, 03/15/23	USD	300	282,825

			399,153
Insurance — 1.1%
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(c)		535	553,725
Allstate Corp. (The), (LIBOR USD 3 Month + 0.43%), 2.82%, 03/29/21(a)		275	275,328
AmWINS Group, Inc., 7.75%, 07/01/26(c)		51	53,040
Ardonagh Midco 3 plc, 8.38%, 07/15/23	GBP	180	227,621
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(a)(i)	USD	800	796,796
Assicurazioni Generali SpA(a):
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	200	272,807
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		350	430,993
AssuredPartners, Inc., 7.00%, 08/15/25(c)	USD	4	3,960
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(i)	EUR	400	488,158
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
6.00%, 01/23/27		200	278,549
(EURIBOR 3 Month + 5.77%), 6.37%(a)(i)		200	262,797
CNP Assurances:
1.88%, 10/20/22		100	119,562
(EURIBOR 3 Month + 4.60%), 4.50%, 06/10/47(a)		100	127,439
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(a)(i)		300	372,248
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(a)	USD	200	178,250
HUB International Ltd., 7.00%, 05/01/26(c)		182	182,238
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(a)		900	869,478
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(a)	EUR	200	231,616
NFP Corp., 6.88%, 07/15/25(c)	USD	21	21,000
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(i)	EUR	110	134,571
Prudential plc, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.41%), 6.50%, 10/20/48(a)	USD	450	450,000
USIS Merger Sub, Inc., 6.88%, 05/01/25(c)		16	15,960

			6,346,136
Internet & Direct Marketing Retail — 0.1%
Netflix, Inc.:
5.50%, 02/15/22		14	14,437
4.38%, 11/15/26		33	30,865
5.88%, 11/15/28		161	160,396

Security	Par (000)		Value
Internet & Direct Marketing Retail (continued)
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	240	$273,689

			479,387
Internet Software & Services — 0.6%
Alibaba Group Holding Ltd.:
3.60%, 11/28/24	USD	500	490,388
4.20%, 12/06/47		295	268,535
Baidu, Inc., 4.13%, 06/30/25		600	593,135
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)		41	39,877
Tencent Holdings Ltd., 3.80%, 02/11/25		600	588,253
United Group BV:
4.38%, 07/01/22	EUR	325	387,752
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(a)		251	292,880
4.88%, 07/01/24		244	291,144
Zayo Group LLC:
6.00%, 04/01/23	USD	295	303,850
6.38%, 05/15/25		4	4,151
5.75%, 01/15/27		378	378,000

			3,637,965
IT Services — 0.5%
Alliance Data Systems Corp.(c):
5.88%, 11/01/21		265	270,300
5.38%, 08/01/22		2	2,015
Banff Merger Sub, Inc.(c):
8.38%, 09/01/26	EUR	410	479,572
9.75%, 09/01/26	USD	356	361,162
First Data Corp.(c):
7.00%, 12/01/23		403	419,624
5.75%, 01/15/24		1,061	1,078,241
Gartner, Inc., 5.13%, 04/01/25(c)		74	74,511
InterXion Holding NV:
4.75%, 06/15/25	EUR	300	365,139
WEX, Inc., 4.75%, 02/01/23(c)	USD	81	80,899

			3,131,463
Leisure Products — 0.0%
Mattel, Inc.:
6.75%, 12/31/25		78	76,440
6.20%, 10/01/40		19	15,960
5.45%, 11/01/41		11	8,910

			101,310
Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(c)		30	30,450

Machinery — 0.7%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(c)		722	759,002
CNH Industrial Finance Europe SA, 1.75%, 09/12/25	EUR	100	115,594
Colfax Corp., 3.25%, 05/15/25		178	209,238
EnPro Industries, Inc., 5.88%, 09/15/22	USD	31	31,581
Grinding Media, Inc., 7.38%, 12/15/23(c)		254	264,348
Haitian International Holdings Ltd., 2.00%, 02/13/19(f)		500	499,375
Navistar International Corp., 6.63%, 11/01/25(c)		70	72,800
Novelis Corp.(c):
6.25%, 08/15/24		216	221,130
5.88%, 09/30/26		565	552,005
Platin 1426 GmbH:
5.38%, 06/15/23	EUR	264	302,496
RBS Global, Inc., 4.88%, 12/15/25(c)	USD	70	66,675
SPX FLOW, Inc.(c):
5.63%, 08/15/24		143	143,715
5.88%, 08/15/26		53	53,265
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		50	50,813

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Machinery (continued)
Terex Corp., 5.63%, 02/01/25(c)	USD	300	$298,125
Titan Acquisition Ltd., 7.75%, 04/15/26(c)		230	199,525
Wabash National Corp., 5.50%, 10/01/25(c)		57	54,435

			3,894,122
Media — 2.7%
Acosta, Inc., 7.75%, 10/01/22(c)		37	12,580
Altice Financing SA(c):
6.63%, 02/15/23		634	638,755
7.50%, 05/15/26		400	390,000
Altice Finco SA, 4.75%, 01/15/28	EUR	100	97,969
Altice Luxembourg SA, 7.75%, 05/15/22(c)	USD	900	874,125
Altice US Finance I Corp.(c):
5.38%, 07/15/23		213	215,396
5.50%, 05/15/26		260	259,675
AMC Networks, Inc.:
5.00%, 04/01/24		55	54,175
4.75%, 08/01/25		104	99,450
Block Communications, Inc., 6.88%, 02/15/25(c)		30	30,750
Cablevision Systems Corp., 8.00%, 04/15/20		96	101,160
CBS Radio, Inc., 7.25%, 11/01/24(c)		5	4,805
Cequel Communications Holdings I LLC(c):
5.13%, 12/15/21		82	82,440
7.75%, 07/15/25		211	224,188
7.50%, 04/01/28		200	209,750
Charter Communications Operating LLC, 6.48%, 10/23/45		498	535,342
Clear Channel International BV, 8.75%, 12/15/20(c)		13	13,419
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 03/15/20		105	105,262
Series A, 6.50%, 11/15/22		1,826	1,857,959
Comcast Corp., 4.05%, 11/01/52		500	443,389
CSC Holdings LLC:
10.13%, 01/15/23		18	19,692
5.25%, 06/01/24		122	119,255
10.88%, 10/15/25		1,016	1,181,100
Discovery Communications LLC, 3.95%, 03/20/28		500	474,975
DISH DBS Corp.:
6.75%, 06/01/21		60	61,275
5.88%, 07/15/22		230	224,494
5.00%, 03/15/23		29	26,317
5.88%, 11/15/24		45	40,331
7.75%, 07/01/26		46	43,392
DISH Network Corp., 3.38%, 08/15/26(f)		58	55,318
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		140	140,013
4.65%, 10/01/28		150	150,224
5.40%, 10/01/48		465	462,249
Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)		7	6,860
MDC Partners, Inc., 6.50%, 05/01/24(c)		119	105,315
Meredith Corp., 6.88%, 02/01/26(c)		62	63,550
Midcontinent Communications, 6.88%, 08/15/23(c)		72	75,352
Myriad International Holdings BV, 5.50%, 07/21/25		700	720,125
Outfront Media Capital LLC, 5.63%, 02/15/24		10	10,110
Radiate Holdco LLC(c):
6.88%, 02/15/23		15	14,438
6.63%, 02/15/25		56	52,360
Sirius XM Radio, Inc., 5.00%, 08/01/27(c)		78	75,052
TEGNA, Inc.(c):
5.13%, 10/15/19		22	22,014
5.50%, 09/15/24		17	17,191
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(c)		200	188,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	513	643,966

Security	Par (000)		Value
Media (continued)
Tribune Media Co., 5.88%, 07/15/22	USD	77	$78,348
Unitymedia GmbH, 3.75%, 01/15/27	EUR	200	245,184
Unitymedia Hessen GmbH & Co. KG:
3.50%, 01/15/27		200	244,981
6.25%, 01/15/29		332	435,711
Univision Communications, Inc., 5.13%, 02/15/25(c)	USD	102	95,370
UPC Holding BV, 5.50%, 01/15/28(c)		410	389,119
UPCB Finance IV Ltd., 4.00%, 01/15/27	EUR	270	323,318
UPCB Finance VII Ltd., 3.63%, 06/15/29		100	115,524
Videotron Ltd., 5.13%, 04/15/27(c)	USD	87	85,260
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	309	403,757
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		150	200,366
Warner Media LLC, 3.60%, 07/15/25	USD	350	335,382
WMG Acquisition Corp.(c):
4.13%, 11/01/24	EUR	300	360,464
5.50%, 04/15/26	USD	28	27,790
Ziggo Bond Co. BV, 7.13%, 05/15/24	EUR	200	248,156
Ziggo Bond Finance BV, 5.88%, 01/15/25(c)	USD	200	187,750
Ziggo BV(c):
4.25%, 01/15/27	EUR	200	231,707
5.50%, 01/15/27	USD	300	281,475

			15,533,219
Metals & Mining — 1.2%
BHP Billiton Finance Ltd., (EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/79(a)	EUR	100	136,423
Big River Steel LLC, 7.25%, 09/01/25(c)	USD	46	48,587
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		1,000	1,025,000
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		595	595,893
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(c)		46	45,310
Constellium NV(c):
4.25%, 02/15/26	EUR	200	235,670
5.88%, 02/15/26	USD	250	244,687
Energy Resources LLC, 8.00%, 09/30/22(j)		51	48,754
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		91	90,204
3.88%, 03/15/23		358	346,078
5.40%, 11/14/34		24	22,560
5.45%, 03/15/43		691	628,810
Fresnillo plc, 5.50%, 11/13/23		600	620,250
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		400	392,650
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		121	131,588
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	331	290,152
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		112	135,233
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21	USD	200	189,633
Steel Dynamics, Inc.:
5.50%, 10/01/24		125	127,625
4.13%, 09/15/25		51	48,578
5.00%, 12/15/26		6	5,970
SunCoke Energy Partners LP, 7.50%, 06/15/25(c)		74	76,220
Teck Resources Ltd.:
4.50%, 01/15/21		5	5,050
5.20%, 03/01/42		167	154,058
5.40%, 02/01/43		32	30,160
United States Steel Corp.:
6.88%, 08/15/25		69	70,466
6.25%, 03/15/26		75	74,344
Vale Overseas Ltd., 6.25%, 08/10/26		874	949,360

			6,769,313

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Multiline Retail — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	$132,034
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(c)	USD	92	60,432
SACI Falabella, 4.38%, 01/27/25		600	590,250

			782,716
Multi-Utilities — 0.1%
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(a)	EUR	260	308,336

Oil, Gas & Consumable Fuels — 3.8%
ABM Investama Tbk. PT, 7.13%, 08/01/22	USD	700	659,750
Aker BP ASA, 5.88%, 03/31/25(c)		150	154,875
Antero Resources Corp.:
5.13%, 12/01/22		28	28,434
5.63%, 06/01/23		105	107,494
5.00%, 03/01/25		14	14,105
Ascent Resources Utica Holdings LLC(c):
10.00%, 04/01/22		53	59,625
7.00%, 11/01/26		52	51,805
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		70	72,450
Bruin E&P Partners LLC, 8.88%, 08/01/23(c)		82	84,460
California Resources Corp., 8.00%, 12/15/22(c)		135	128,925
Callon Petroleum Co.:
6.13%, 10/01/24		70	71,225
6.38%, 07/01/26		14	14,245
Calumet Specialty Products Partners LP:
6.50%, 04/15/21		6	5,970
7.63%, 01/15/22		34	34,085
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		67	68,424
8.25%, 07/15/25		139	149,425
Chaparral Energy, Inc., 8.75%, 07/15/23(c)		77	76,807
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		271	296,745
5.88%, 03/31/25		2	2,102
5.13%, 06/30/27		648	650,430
Cheniere Energy Partners LP:
5.25%, 10/01/25		41	41,050
5.63%, 10/01/26		153	154,102
Chesapeake Energy Corp.:
6.63%, 08/15/20		46	48,070
4.88%, 04/15/22		28	27,195
8.00%, 12/15/22		111	115,995
7.00%, 10/01/24		250	250,000
8.00%, 01/15/25		87	89,719
7.50%, 10/01/26		54	54,000
8.00%, 06/15/27		181	184,620
Citgo Holding, Inc., 10.75%, 02/15/20(c)		75	79,500
CNX Resources Corp., 5.88%, 04/15/22		1,052	1,052,316
Comstock Escrow Corp., 9.75%, 08/15/26(c)		55	54,879
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		145	164,212
Covey Park Energy LLC, 7.50%, 05/15/25(c)		82	83,127
Crestwood Midstream Partners LP, 6.25%, 04/01/23		45	46,575
CrownRock LP, 5.63%, 10/15/25(c)		197	192,075
DCP Midstream Operating LP(c):
5.38%, 07/15/25		16	16,300
6.45%, 11/03/36		8	8,380
6.75%, 09/15/37		178	190,460
DEA Finance SA, 7.50%, 10/15/22	EUR	107	132,819
Denbury Resources, Inc.(c):
9.25%, 03/31/22	USD	109	117,720
7.50%, 02/15/24		54	55,620
Diamondback Energy, Inc.(c):
4.75%, 11/01/24		50	50,062
4.75%, 11/01/24		58	58,073
5.38%, 05/31/25		30	30,600

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Eclipse Resources Corp., 8.88%, 07/15/23	USD	20	$20,350
Enbridge, Inc., (LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		360	347,912
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(f)(i)	EUR	100	119,153
Endeavor Energy Resources LP(c):
5.50%, 01/30/26	USD	114	114,000
5.75%, 01/30/28		35	35,000
Energy Transfer Partners LP:
5.88%, 03/01/22		500	529,056
5.15%, 02/01/43		150	142,534
EnLink Midstream Partners LP:
4.40%, 04/01/24		63	61,167
4.15%, 06/01/25		6	5,689
4.85%, 07/15/26		10	9,695
5.05%, 04/01/45		19	15,766
5.45%, 06/01/47		56	48,898
EP Energy LLC(c):
9.38%, 05/01/20		2	1,985
9.38%, 05/01/24		132	108,900
7.75%, 05/15/26		94	96,232
Eterna Capital Pte. Ltd.(h):
Series B, 0.00% (0.00% Cash or 8.00% PIK), 12/11/22		1,400	1,339,528
Series A, 6.50% (6.50% Cash or 6.00% PIK), 12/11/22		655	660,220
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		42	41,475
5.63%, 02/01/26		55	48,675
Genesis Energy LP:
6.50%, 10/01/25		24	23,220
6.25%, 05/15/26		44	41,910
Great Western Petroleum LLC, 9.00%, 09/30/21(c)		166	163,510
Gulfport Energy Corp.:
6.63%, 05/01/23		77	78,347
6.00%, 10/15/24		26	25,350
Halcon Resources Corp., 6.75%, 02/15/25		111	106,560
Hess Corp., 5.80%, 04/01/47		500	526,580
Hess Infrastructure Partners LP, 5.63%, 02/15/26(c)		129	130,290
Jagged Peak Energy LLC, 5.88%, 05/01/26(c)		7	6,965
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21		500	501,436
Kinder Morgan, Inc., 5.55%, 06/01/45		500	528,481
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(c)		43	42,893
Matador Resources Co., 5.88%, 09/15/26(c)		50	50,625
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		300	311,625
MEG Energy Corp.(c):
7.00%, 03/31/24		13	11,862
6.50%, 01/15/25		108	106,920
Neerg Energy Ltd., 6.00%, 02/13/22		800	771,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(c)		400	398,500
Newfield Exploration Co., 5.38%, 01/01/26		76	78,755
NGL Energy Partners LP, 6.88%, 10/15/21		231	235,320
NGPL PipeCo LLC(c):
4.38%, 08/15/22		50	50,375
4.88%, 08/15/27		45	44,775
7.77%, 12/15/37		100	122,500
Northern Oil and Gas, Inc., 9.50% (9.50% Cash or 1.00% PIK), 05/15/23(c)(h)		75	79,125
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(a)	EUR	300	357,824
Parsley Energy LLC(c):
6.25%, 06/01/24	USD	28	29,190
5.38%, 01/15/25		191	191,478
5.25%, 08/15/25		40	39,800

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
PBF Holding Co. LLC, 7.25%, 06/15/25	USD	80	$84,000
PDC Energy, Inc.:
1.13%, 09/15/21(f)		237	229,371
5.75%, 05/15/26		26	24,700
QEP Resources, Inc.:
5.38%, 10/01/22		144	144,540
5.63%, 03/01/26		114	109,013
Range Resources Corp.:
5.00%, 03/15/23		53	51,940
4.88%, 05/15/25		83	78,539
Reliance Industries Ltd., 4.13%, 01/28/25		750	731,755
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(i)	EUR	100	122,337
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		232	288,878
Resolute Energy Corp., 8.50%, 05/01/20	USD	107	107,134
Rockies Express Pipeline LLC, 6.88%, 04/15/40(c)		96	109,440
Sanchez Energy Corp.:
7.75%, 06/15/21		254	177,800
6.13%, 01/15/23		88	50,160
7.25%, 02/15/23		30	29,550
Santos Finance Ltd., 4.13%, 09/14/27		1,000	926,416
Seven Generations Energy Ltd., 5.38%, 09/30/25(c)		105	102,113
Sinopec Capital Ltd., 3.13%, 04/24/23		900	865,114
SM Energy Co.:
5.00%, 01/15/24		41	39,924
5.63%, 06/01/25		59	58,779
6.75%, 09/15/26		24	24,930
6.63%, 01/15/27		62	64,092
Southwestern Energy Co.:
6.20%, 01/23/25		70	69,475
7.50%, 04/01/26		34	35,615
7.75%, 10/01/27		95	100,225
Sunoco LP(c):
4.88%, 01/15/23		84	83,160
5.50%, 02/15/26		24	23,184
5.88%, 03/15/28		32	30,720
Tallgrass Energy Partners LP(c):
4.75%, 10/01/23		7	6,998
5.50%, 09/15/24		92	93,725
5.50%, 01/15/28		294	296,572
Targa Resources Partners LP:
5.13%, 02/01/25		20	20,150
5.88%, 04/15/26		129	133,031
5.00%, 01/15/28		73	70,993
Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/26		1,100	1,042,250
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		46	44,965
6.62%, 06/15/25(d)		5	5,300
5.00%, 01/31/28		46	42,780
Tullow Oil plc, 7.00%, 03/01/25		200	195,500
Whiting Petroleum Corp., 6.63%, 01/15/26		61	63,440
WildHorse Resource Development Corp., 6.88%, 02/01/25		37	38,203
WPX Energy, Inc.:
8.25%, 08/01/23		45	51,075
5.25%, 09/15/24		16	16,080
5.75%, 06/01/26		40	40,500
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		385	375,585

			22,130,352
Paper & Forest Products — 0.1%
Mercer International, Inc.:
7.75%, 12/01/22		10	10,451

Security	Par (000)		Value
Paper & Forest Products (continued)
Mercer International, Inc. (continued)
6.50%, 02/01/24	USD	42	$42,949
5.50%, 01/15/26		29	28,420
Norbord, Inc.(c):
5.38%, 12/01/20		20	20,350
6.25%, 04/15/23		77	80,272
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	119,890
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		292	349,621

			651,953
Personal Products — 0.1%
Unilever NV:
1.13%, 02/12/27		175	203,051
1.63%, 02/12/33		125	143,827

			346,878
Pharmaceuticals — 0.6%
Allergan, Inc., 2.80%, 03/15/23	USD	1,012	964,918
Bausch Health Cos, Inc.(c):
7.50%, 07/15/21		10	10,187
5.63%, 12/01/21		179	178,329
6.50%, 03/15/22		84	87,360
5.50%, 03/01/23		74	71,225
5.88%, 05/15/23		447	435,825
7.00%, 03/15/24		132	139,458
6.13%, 04/15/25		134	127,300
5.50%, 11/01/25		272	272,000
Bausch Health Cos., Inc.(c):
9.25%, 04/01/26		50	53,938
8.50%, 01/31/27		206	216,300
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(c)		91	87,587
Endo Dac, 5.88%, 10/15/24(c)		200	202,000
Endo Finance LLC(c):
5.75%, 01/15/22		87	81,236
5.38%, 01/15/23		20	17,600
Glenmark Pharmaceuticals Ltd., 2.00%, 06/28/22(f)		500	502,313
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(c)		67	70,853
Sanofi SA, Series 12FX, 1.38%, 03/21/30	EUR	200	232,315

			3,750,744
Professional Services — 0.1%(c)
Booz Allen Hamilton, Inc., 5.13%, 05/01/25	USD	50	49,125
Jaguar Holding Co. II, 6.38%, 08/01/23		362	364,715

			413,840
Real Estate Management & Development — 5.0%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	32	38,008
1.88%, 04/27/23		200	227,263
2.13%, 02/06/24		325	368,050
3.00%, 04/27/26		300	340,205
Agile Group Holdings Ltd.(a)(i):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%	USD	200	184,750
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.46%), 10.22%		600	603,750
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(a)	EUR	100	116,045
ATF Ne2therlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(a)(i)		300	353,540
Caiyun International Investment Ltd., 3.13%, 07/12/19	USD	200	192,080
Central China Real Estate Ltd., 6.88%, 10/23/20		500	494,375
China Aoyuan Property Group Ltd.:
7.50%, 05/10/21		1,000	979,270
7.95%, 09/07/21		590	592,895
China Evergrande Group, 4.25%, 02/14/23(f)	HKD	8,000	912,218

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Real Estate Management & Development (continued)
China Overseas Finance Investment Cayman V Ltd., 0.00%, 01/05/23(f)(g)	USD	600	$633,150
China SCE Group Holdings Ltd., 7.45%, 04/17/21		300	294,316
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		1,800	1,642,500
Corestate Capital Holding SA, 1.38%, 11/28/22(f)	EUR	100	114,218
Country Garden Holdings Co. Ltd.:
7.13%, 01/27/22	USD	555	557,775
8.00%, 01/27/24		200	200,250
CPI Property Group SA, 2.13%, 10/04/24	EUR	175	201,311
Easy Tactic Ltd.:
7.00%, 04/25/21	USD	500	488,750
8.88%, 09/27/21		900	902,250
Emaar Sukuk Ltd., 3.64%, 09/15/26		300	273,000
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(a)(i)		1,300	1,293,500
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	167,208
7.95%, 07/05/22		250	195,313
Five Point Operating Co. LP, 7.88%, 11/15/25(c)		39	39,251
Future Land Development Holdings Ltd.:
2.25%, 02/10/19(f)	HKD	3,600	459,757
6.50%, 09/12/20	USD	200	197,000
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		200	200,750
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	184,972
Greenland Global Investment Ltd.:
6.75%, 05/22/19		250	250,938
(LIBOR USD 3 Month + 4.85%), 7.22%, 09/26/21(a)		200	197,750
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)		44	42,900
Guorui Properties Ltd., 7.00%, 03/21/20		200	169,516
Hong Seng Ltd., 8.50%, 11/20/18		600	595,500
Howard Hughes Corp. (The), 5.38%, 03/15/25(c)		188	186,120
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		200	205,676
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	189,156
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		200	183,269
8.50%, 06/30/22		1,556	1,282,860
Leading Affluence Ltd., 4.50%, 01/24/23		400	374,480
Logan Property Holdings Co. Ltd., 6.88%, 04/24/21		350	343,759
MAF Global Securities Ltd., 4.75%, 05/07/24		660	660,825
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		800	696,000
New Metro Global Ltd., 6.50%, 04/23/21		300	293,250
No Va Land Investment Group Corp., 5.50%, 04/27/23(f)		400	397,000
Poly Real Estate Finance Ltd., 4.75%, 09/17/23		200	196,147
Powerlong Real Estate Holdings Ltd.:
Series 1238, 0.00%, 02/11/19(f)(g)	HKD	7,000	877,867
5.95%, 07/19/20	USD	1,000	950,000
6.95%, 04/17/21		1,500	1,406,250
Realogy Group LLC, 4.88%, 06/01/23(c)		65	60,856
Redco Group, 6.38%, 02/27/19		330	325,463
Residomo SRO, 3.38%, 10/15/24	EUR	243	283,853
Ronshine China Holdings Ltd., 6.95%, 12/08/19	USD	800	793,812
Singha Estate PCL, 2.00%, 07/20/22(f)		800	780,456
Smart Insight International Ltd., 0.00%, 01/27/19(f)(g)	HKD	2,000	252,735
Summit Germany Ltd., 2.00%, 01/31/25	EUR	100	110,755
Sunac China Holdings Ltd., 7.35%, 07/19/21	USD	600	578,622
Theta Capital Pte. Ltd., 7.00%, 04/11/22		300	255,921
Times China Holdings Ltd., 6.25%, 01/17/21		300	286,500
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	200	250,601

Security	Par (000)		Value
Real Estate Management & Development (continued)
Vonovia Finance BV:
0.88%, 07/03/23	EUR	100	$115,617
1.50%, 01/14/28		200	222,585
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21	USD	800	798,000
Zhenro Properties Group Ltd., 12.50%, 01/02/21		800	786,410

			28,849,169
Road & Rail — 0.6%
Avis Budget Car Rental LLC, 5.13%, 06/01/22(c)		110	112,901
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	442	513,184
Avolon Holdings Funding Ltd., 5.13%, 10/01/23(c)	USD	101	102,089
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	330	375,683
EC Finance plc:
2.38%, 11/15/22		225	261,238
Europcar Groupe SA, 5.75%, 06/15/22		110	131,336
Herc Rentals, Inc.(c):
7.50%, 06/01/22	USD	124	131,130
7.75%, 06/01/24		128	137,736
Hertz Corp. (The), 7.63%, 06/01/22(c)		102	100,725
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	266	315,298
Loxam SAS:
3.50%, 05/03/23		200	240,082
6.00%, 04/15/25		100	124,116
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24(f)(g)	JPY	40,000	387,344
Pacific National Finance Pty Ltd., 4.75%, 03/22/28	USD	300	288,303
Park Aerospace Holdings Ltd.(c):
3.63%, 03/15/21		60	58,493
5.25%, 08/15/22		62	62,542
5.50%, 02/15/24		12	12,300

			3,354,500
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		29	32,626
ASM Pacific Technology Ltd., 2.00%, 03/28/19(f)	HKD	4,000	516,712
Entegris, Inc., 4.63%, 02/10/26(c)	USD	45	42,802
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	193,357
Microchip Technology, Inc., 1.63%, 02/15/25(f)		129	195,242
Micron Technology, Inc., 5.50%, 02/01/25		3	3,102
ON Semiconductor Corp., 1.00%, 12/01/20(f)		130	150,809
Qorvo, Inc., 5.50%, 07/15/26(c)		151	153,643
QUALCOMM, Inc., 4.30%, 05/20/47		195	183,249

			1,471,542
Software — 0.6%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		147	149,389
Ascend Learning LLC, 6.88%, 08/01/25(c)		69	69,690
BMC Software Finance, Inc., 8.13%, 07/15/21(c)		62	63,302
CDK Global, Inc., 4.88%, 06/01/27		192	187,200
Change Healthcare Holdings LLC, 5.75%, 03/01/25(c)		63	62,527
Citrix Systems, Inc., 0.50%, 04/15/19(f)		29	44,541
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(c)		202	223,715
Infor US, Inc., 6.50%, 05/15/22		781	791,583
Informatica LLC, 7.13%, 07/15/23(c)		292	298,885
Nuance Communications, Inc.:
6.00%, 07/01/24		2	2,060
5.63%, 12/15/26		155	155,766
PT Jersey Ltd., 0.50%, 11/19/19(f)	EUR	200	226,847
PTC, Inc., 6.00%, 05/15/24	USD	46	48,012
RP Crown Parent LLC, 7.38%, 10/15/24(c)		120	124,500
Solera LLC, 10.50%, 03/01/24(c)		845	923,163
Symantec Corp., 5.00%, 04/15/25(c)		45	44,525
TIBCO Software, Inc., 11.38%, 12/01/21(c)		217	231,647

			3,647,352

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Specialty Retail — 0.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	86	$86,860
Group 1 Automotive, Inc., 5.25%, 12/15/23(c)		11	10,835
L Brands, Inc.:
6.88%, 11/01/35		120	101,400
6.75%, 07/01/36		8	6,600
Penske Automotive Group, Inc., 5.50%, 05/15/26		46	44,721
SRS Distribution, Inc., 8.25%, 07/01/26(c)		55	53,900
Staples, Inc., 8.50%, 09/15/25(c)		63	59,378
Tendam Brands SAU, 5.00%, 09/15/24	EUR	130	143,012

			506,706
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC, 7.13%, 06/15/24(c)	USD	453	485,933
Western Digital Corp., 4.75%, 02/15/26		1,324	1,280,407

			1,766,340
Textiles, Apparel & Luxury Goods — 0.2%
European TopSoho SARL, 4.00%, 09/21/21(f)	EUR	100	123,652
Prime Bloom Holdings Ltd.:
7.50%, 12/19/19	USD	500	460,492
6.95%, 07/05/22		355	275,736
PVH Corp., 3.13%, 12/15/27	EUR	319	367,930
SMCP Group SAS, 5.88%, 05/01/23		49	59,424

			1,287,234
Thrifts & Mortgage Finance — 0.2%
Bracken MidCo1 plc, 0.00% (0.00% Cash or 10.38% PIK), 10/15/23(h)	GBP	139	179,953
Jerrold Finco plc:
6.25%, 09/15/21		200	267,197
6.13%, 01/15/24		200	261,951
Ladder Capital Finance Holdings LLLP(c):
5.25%, 03/15/22	USD	5	5,013
5.25%, 10/01/25		90	84,600
Nationstar Mortgage Holdings, Inc.(c):
8.13%, 07/15/23		69	72,264
9.13%, 07/15/26		44	46,090

			917,068
Tobacco — 0.2%
BAT Capital Corp., (EURIBOR 3 Month + 0.50%), 0.18%, 08/16/21(a)	EUR	100	116,143
Reynolds American, Inc., 4.45%, 06/12/25	USD	1,250	1,259,212

			1,375,355
Trading Companies & Distributors — 0.7%
Air Lease Corp., 3.88%, 07/03/23		1,000	990,973
Aviation Capital Group LLC, 3.88%, 05/01/23(c)		1,000	989,491
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(c)		63	58,039
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(c)		38	33,060
Fortress Transportation & Infrastructure Investors LLC(c):
6.75%, 03/15/22		17	17,425
6.50%, 10/01/25		22	21,845
HD Supply, Inc., 5.75%, 04/15/24(c)(d)		1,214	1,276,217
Rexel SA, 3.50%, 06/15/23	EUR	200	240,660
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	34	34,255
5.75%, 11/15/24		262	269,546
5.50%, 07/15/25		32	32,640
4.63%, 10/15/25		161	156,170
5.88%, 09/15/26		56	57,470

			4,177,791
Transportation Infrastructure — 0.4%
DP World Crescent Ltd., 3.91%, 05/31/23		700	692,125

Security	Par (000)		Value
Transportation Infrastructure (continued)
Royal Capital BV(i):
5.88%	USD	300	$280,125
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)		219	205,047
Societa Iniziative Autostradali e Servizi SpA, 1.63%, 02/08/28	EUR	100	105,536
Transurban Queensland Finance Pty. Ltd., 4.50%, 04/19/28	USD	200	191,170
Zhejiang Expressway Co. Ltd., 0.00%, 04/21/22(f)(g)	EUR	600	662,791

			2,136,794
Wireless Telecommunication Services — 1.3%
Digicel Group Ltd., 8.25%, 09/30/20(c)	USD	434	328,755
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		60	64,817
5.25%, 08/01/26		147	143,325
Matterhorn Telecom SA, 3.88%, 05/01/22	EUR	250	295,676
Oztel Holdings SPC Ltd., 5.63%, 10/24/23	USD	600	605,250
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	275	335,860
4.75%, 07/30/25		185	224,460
Sprint Communications, Inc.(c):
9.00%, 11/15/18	USD	88	88,546
7.00%, 03/01/20		306	317,475
Sprint Corp.:
7.88%, 09/15/23		104	112,190
7.13%, 06/15/24		708	734,550
7.63%, 02/15/25		29	30,754
7.63%, 03/01/26		177	187,399
Telefonica Europe BV(a)(i):
(EUR Swap Annual 5 Year + 3.81%), 4.20%	EUR	200	239,525
(EUR Swap Annual 6 Year + 3.80%), 5.00%		200	244,142
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	200	279,032
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	300	402,871
(EUR Swap Annual 5 Year + 3.86%), 3.75%		100	118,746
(EUR Swap Annual 10 Year + 4.30%), 5.88%		400	512,316
(EUR Swap Annual 5 Year + 2.33%), 2.63%		100	110,631
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	55	54,759
6.38%, 03/01/25		25	26,045
6.50%, 01/15/26		61	63,910
4.50%, 02/01/26		122	116,433
4.75%, 02/01/28		87	81,889
Vodafone Group plc:
0.00%, 11/26/20(f)(g)	GBP	200	250,383
4.38%, 05/30/28	USD	950	935,966
Wind Tre SpA:
2.63%, 01/20/23	EUR	120	131,316
2.75%, 01/20/24		110	119,168
3.13%, 01/20/25		273	289,311
Xplornet Communications, Inc., 0.00% (0.00% Cash or 10.63% PIK), 06/01/22(c)(h)	USD	35	35,019

			7,480,519

Total Corporate Bonds — 52.2% (Cost: $304,836,901)			302,106,835

Floating Rate Loan Interests — 18.6%(j)

Aerospace & Defense — 0.2%
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.99%, 07/07/22		69	69,600
Engility Corp., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.49%, 08/12/20		155	154,638

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Aerospace & Defense (continued)
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.19%, 11/28/21	USD	232	$228,099
Transdigm, Inc., Term Loan F, (LIBOR USD 1 Month + 2.50%), 4.74%, 06/09/23		444	445,747
WP CPP Holdings, Term Loan B, (LIBOR USD 6 Month + 3.75%), 6.06% - 6.28%, 03/16/25		83	83,519

			981,603
Air Freight & Logistics — 0.0%
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.23%, 02/24/25		88	88,442

Airlines — 0.0%
American Airlines, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.16%, 12/14/23		177	176,060

Auto Components — 0.1%
Dayco Products LLC, Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.56%, 05/19/23		142	142,734
Mavis Tire Express Services Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.42%, 03/15/25(b)		194	193,035
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 0.00% - 5.42%, 03/15/25(b)		2	1,704

			337,473
Automobiles — 0.1%
CH Hold Corp., Term Loan, (LIBOR USD 1 Month + 7.25%), 9.49%, 02/03/25(b)		60	60,600
CH Hold Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.24%, 02/01/24		215	216,375
Dealer Tire LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.50% - 5.69%, 12/22/21		100	96,394

			373,369
Building Products — 0.2%
Continental Building Products, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.49%, 08/18/23		58	58,209
CPG International, Inc., Term Loan, (LIBOR USD 6 Month + 3.75%), 6.25%, 05/05/24		292	293,811
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.39%, 12/14/24		228	228,750
Reece Ltd., Term Loan B, (LIBOR USD 6 Month + 2.00%), 4.34%, 06/01/25		155	155,194
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.64%, 12/19/23		308	309,037

			1,045,001
Capital Markets — 0.1%
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 02/13/25		119	119,400
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 12/27/22		180	180,248
Greenhill & Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 5.91% - 6.14%, 10/12/22		189	189,829
RPI Finance Trust, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.39%, 03/27/23		221	221,462

			710,939
Chemicals — 0.7%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.39%, 01/31/24		536	538,904
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 7.64%, 08/12/22		334	334,179

Security	Par (000)		Value
Chemicals (continued)
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.14%, 06/01/24	USD	387	$387,611
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.00%, 04/03/25		330	330,170
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 06/13/23		228	222,156
Greenrock Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 06/28/24		89	89,474
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.20%, 03/28/25		227	228,086
Invictus Co., Term Loan B26, (LIBOR USD 1 Month + 6.75%), 9.01%, 03/30/26(b)		65	64,513
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 11/07/24		159	159,929
OXEA Holding GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.63%, 10/14/24		494	496,526
Platform Specialty Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 06/07/20		224	224,833
Platform Specialty Corp., Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.24%, 06/07/23		322	323,878
PQ Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 02/08/25		396	395,938
Starfruit Finco BV, Term Loan, 09/19/25(k)		222	222,848
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 02/23/25		165	164,486

			4,183,531
Commercial Services & Supplies — 1.1%
Access CIG LLC, 2nd Lien Term Loan:
(LIBOR USD 1 Month + 7.75%), 9.99% , 02/27/26		34	33,957
Access CIG LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.99% , 02/27/25		86	86,628
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.41%, 11/10/23		328	328,705
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.59% - 6.64%, 06/21/24		803	807,692
Camelot US Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 10/03/23		243	242,969
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/01/24		345	343,825
Cast & Crew Payroll LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.00%, 09/27/24		321	321,080
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.14%, 05/30/25		83	83,310
Eton LLP, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 03/15/25(b)		135	134,999
Financial & Risk US Holdings, Inc., Term Loan, 09/18/25(k)		1,197	1,193,840
Garda World Security Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.82% - 7.50%, 05/24/24		131	131,529
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.14%, 11/03/23		130	124,297
Inmar, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 05/01/24		129	128,979
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.94%, 03/09/23		298	299,559
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 05/02/22		638	640,993
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 02/01/25		209	206,731
Safe Fleet Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.86%, 02/02/26(b)		105	103,687

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies — 1.1%
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 11/08/23	USD	195	$196,683
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.74% , 10/10/24		25	24,702
(LIBOR USD 1 Month + 4.00%), 6.24% , 10/10/24		476	474,310
Wrangler Buyer LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 09/27/24		601	603,890

			6,512,365
Communications Equipment — 0.1%
Avaya, Inc., Term Loan B:
(LIBOR USD 1 Month + 4.25%), 6.41% , 12/15/24		523	234,159
Ciena Corp., Term Loan B1, 09/19/25(b)(k)		74	74,278
CommScope, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 12/29/22		82	81,996

			390,433
Construction & Engineering — 0.1%
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.75%, 03/12/25		152	152,687
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.44%, 05/23/25		345	342,029

			494,716
Construction Materials — 0.2%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 10/31/23		418	416,934
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.40%, 08/13/25(b)		185	185,925
GYP Holdings III Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 06/01/25		280	279,269
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31% - 5.32%, 08/01/24		422	423,044

			1,305,172
Consumer Finance — 0.0%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.75%, 03/25/24		132	132,631

Containers & Packaging — 0.4%
Berry Global, Inc., Term Loan Q, (LIBOR USD 3 Month + 2.00%), 4.19%, 10/01/22		532	532,959
Berry Global, Inc., Term Loan R, (LIBOR USD 3 Month + 2.00%), 4.19%, 01/19/24		193	193,161
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 04/03/24		269	268,264
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 05/16/24		202	202,395
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.26%, 12/29/23		128	127,908
Flex Acquisition Co., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.51%, 06/30/25		256	256,512
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 02/05/23		760	762,695

			2,343,894
Distributors — 0.1%
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.24%, 11/21/24		478	483,642

Diversified Consumer Services — 0.6%
AlixPartners LLP, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 04/04/24		706	708,604
Allied Universal Holdco LLC, Term Loan:
(LIBOR USD 3 Month + 3.75%), 6.14% , 07/28/22		86	84,343
(LIBOR USD 3 Month + 8.50%), 10.79% , 07/28/23		125	123,437

Security	Par (000)		Value
Diversified Consumer Services (continued)
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.99%, 11/07/23	USD	221	$221,419
CLEAResult Consulting, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.62%, 08/15/25		106	106,199
EmployBridge LLC, Term Loan B, (LIBOR USD 3 Month + 5.00%), 7.39%, 04/18/25		114	114,508
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.46%, 05/20/24		248	249,279
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.14%, 07/12/25		196	196,980
iQor US, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.34%, 04/01/21		190	177,031
Research Now, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 7.74%, 12/07/24		179	179,152
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.70% - 7.81%, 08/04/25		160	160,000
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/14/22		186	186,503
SterlingBackcheck Co., Initial Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 06/19/24		19	18,947
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.99%, 05/06/24		214	211,653
Trugreen Ltd., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.13%, 04/13/23		30	29,960
US Security Associates, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 07/14/23		314	313,511
Weight Watchers International, Inc., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.15%, 11/29/24		518	524,301

			3,605,827
Diversified Financial Services — 0.3%
Edelman Financial Center LLC (The), 1st Lien Term Loan B, (LIBOR USD 6 Month + 3.25%), 5.59%, 07/21/25		108	108,833
GBT Group Services BV, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.84%, 08/13/25		60	60,338
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 09/06/25		143	143,536
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 01/23/25		165	166,061
SSH Group Holdings, Inc., Term Loan, (LIBOR USD 6 Month + 4.25%), 6.59%, 07/30/25(b)		106	106,848
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.21%, 12/20/24		580	580,837
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.66%, 04/15/25		371	364,568

			1,531,021
Diversified Telecommunication Services — 0.6%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.91%, 01/31/26		330	322,433
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.91%, 07/15/25		54	52,935
Altice France SA, Term Loan, 08/14/26(k)		663	657,199
CenturyLink, Inc., Term Loan(k):
11/01/22		332	331,275
01/31/25		468	464,926
Consolidated Communications, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.25%, 10/05/23		60	59,120
Frontier Communications Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.00%, 03/31/21		362	354,404
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.43%, 02/22/24		189	189,397

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 11/15/24	USD	271	$271,619
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 5.85%, 01/31/26		309	304,590
Securus Technologies Holdings, Inc., Term Loan, 11/01/24(k)		35	35,090
TDC A/S, Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.84%, 06/04/25		232	234,684
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 01/19/21		442	442,542

			3,720,214
Electric Utilities — 0.3%
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 01/15/25		107	107,132
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.50%, 05/03/25		61	61,751
Granite Acquisition, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.90%, 12/17/21		287	288,870
Granite Acquisition, Inc., 1st Lien Term Loan C, 12/17/21(k)		50	50,304
Nautilus Power LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.49%, 05/16/24		208	207,866
Vistra Operations Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 08/04/23		454	454,523
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.16% - 4.24%, 12/31/25		449	449,212

			1,619,658
Electrical Equipment — 0.1%
Compass Power Generation LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.74%, 12/20/24		173	173,890
EXC Holdings III Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.89%, 12/02/24		149	149,805
GrafTech Finance, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.74%, 02/12/25(b)		257	258,355
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.92%, 09/13/24		119	119,842
MLN US HoldCo. LLC, Term Loan, 07/11/25(k)		174	175,523

			877,415
Energy Equipment & Services — 0.2%
Kestrel Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.50%, 06/02/25		180	181,345
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.24%, 05/12/25		265	268,254
Ocean Rig UDW, Inc., Term Loan, (LIBOR USD 3 Month + 8.00%), 8.00%, 09/20/24		67	69,886
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.68%, 07/13/20		242	239,618
Woodford Express LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.24%, 01/27/25		164	163,252

			922,355
Equity Real Estate Investment Trusts (REITs) — 0.2%
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 12/31/22		380	381,425
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.25%, 03/22/24		290	289,713
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.99%, 01/02/26		115	113,457
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.34%, 05/11/24		188	188,140

			972,735

Security	Par (000)		Value
Food & Staples Retailing — 0.1%
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 05/23/25	USD	117	$116,497
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 06/27/23		260	261,008

			377,505
Food Products — 0.6%
8th Avenue Food & Provisions, Inc., Term Loan, 09/19/25(k)		80	80,650
Albertson’s LLC, Term Loan B4, (LIBOR USD 1 Month + 2.75%), 4.99%, 08/25/21		118	117,619
ARAMARK Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.01%, 03/11/25		270	271,116
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 03/31/25(b)		100	99,750
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 10/10/23		501	488,643
Hostess Brands LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.49%, 08/03/22		276	276,185
JBS USA Lux SA, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.84% - 4.89%, 10/30/22		709	710,043
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.41%, 05/15/24		263	261,776
Pinnacle Foods Finance LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.85%, 02/02/24		192	192,190
Post Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.22%, 05/24/24		252	251,643
TMK Hawk Parent Corp., Term Loan, 08/28/24(k)		458	444,336

			3,193,951
Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, (LIBOR USD 6 Month + 5.50%), 7.84%, 06/30/25		198	198,047

Health Care Equipment & Supplies — 0.3%
CryoLife, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.39%, 12/02/24(b)		288	290,703
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49% - 5.65%, 06/08/20		884	883,889
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.39%, 06/15/21		505	513,194
Tecostar Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.62%, 05/01/24		279	279,802

			1,967,588
Health Care Providers & Services — 1.3%
Acadia Healthcare Co., Inc., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.74%, 02/16/23		396	398,291
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 06/30/25		111	111,783
Auris Luxembourg III SARL, Term Loan B7, (LIBOR USD 3 Month + 3.00%), 5.39%, 01/17/22(b)		403	406,931
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.24% - 5.34%, 06/07/23		481	483,385
Concentra, Inc., 2nd Lien Term Loan, 07/25/23(k)		181	183,262
Concentra, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 06/01/22		272	273,586
DaVita Healthcare, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 06/24/21		163	163,488
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.99%, 05/31/25		124	125,093
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.75%), 0.00% - 5.99%, 05/31/25		8	7,831
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.75%, 12/20/24		133	133,984

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
Envision Healthcare Corp., Term Loan, 09/26/25(k)	USD	499	$495,881
Envision Healthcare Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.25%, 12/01/23		469	468,520
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 3 Month + 7.00%), 9.34%, 07/02/26		37	37,471
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.00%, 07/02/25(b)		151	152,666
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 03/13/25		403	405,772
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 08/18/22		694	693,918
Lifescan Global Corp., Term Loan U, 09/28/24(k)		52	51,383
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.14%, 06/07/23		445	446,289
National Mentor Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.39%, 01/31/21		143	143,811
NVA Holdings, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 4.99%, 02/02/25		317	316,035
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 06/30/25		819	821,516
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 06/27/25		97	97,442
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.99%, 06/26/26(b)		53	53,066
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 02/06/24		273	264,515
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 02/13/23		170	170,853
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 12/02/24		272	270,841
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.89%, 06/07/24		109	109,037

			7,286,650
Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 03/01/24		335	335,790
Iqvia, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.39%, 03/07/24		61	61,247
Press Ganey Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 10/23/23		269	270,253
Press Ganey Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 6.50%), 8.74%, 10/21/24(b)		61	60,978

			728,268
Hotels, Restaurants & Leisure — 1.3%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.49%, 02/16/24		775	774,826
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/19/24		190	189,654
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.42%, 09/15/23		429	431,326
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 12/23/24		719	722,313
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 08/06/21		282	283,048
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 02/12/21		169	163,751
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 04/18/24		608	608,866
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.24%, 11/30/23		54	54,046
GVC Holdings plc, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.74%, 03/15/24		144	144,756

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.97%, 10/25/23	USD	226	$227,425
IRB Holding Corp., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.46%, 02/05/25		233	232,927
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.91%, 04/03/25		417	416,815
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 12/16/24		163	164,420
Marriott Ownership Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 08/09/25		172	173,290
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 03/21/25		575	575,706
Penn National Gaming, Inc., 1st Lien Term Loan, 08/14/25(k)		84	84,420
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 04/29/24		191	189,518
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 02/22/24		345	346,157
Scientific Games International, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99% - 5.04%, 08/14/24		548	546,615
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.89%, 07/10/25		888	895,587
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.99%, 05/30/25		220	220,596

			7,446,062
Household Durables — 0.0%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.60% - 5.63%, 11/08/23		384	346,229
(LIBOR USD 1 Month + 8.00%), 10.13%, 11/08/24		129	99,766
Springs Window Fashions LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.41%, 05/25/25(b)		180	180,897

			626,892
Household Products — 0.1%
Energizer Holdings, Inc., 1st Lien Term Loan B, 06/20/25(k)		98	98,307
Mastronardi Produce Ltd., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.51%, 05/01/25		85	85,317
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 01/26/24		148	148,329
Spectrum Brands, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.34% - 4.35%, 06/23/22		361	362,487
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 12/16/24		74	74,593

			769,033
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 4.07%, 05/31/22		286	286,075
Calpine Corp., Term Loan B6, (LIBOR USD 3 Month + 2.50%), 4.89%, 01/15/23		344	344,015
Dayton Power and Light Co. (The), Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.25%, 08/24/22(b)		107	107,344

			737,434
Industrial Conglomerates — 0.5%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 08/18/24		467	468,373
Carlisle Foods, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.21%, 03/16/25		75	74,536

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Industrial Conglomerates (continued)
Filtration Group Corp., Term Loan B, 03/29/25(k)	USD	692	$695,971
Pro Mach Group, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.13%, 03/07/25		154	153,694
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.46% - 5.64%, 02/21/25		196	194,674
RBS Global, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 08/21/24		327	328,068
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.12%, 03/14/25		185	185,517
Vertiv Group Corp., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.31%, 11/30/23(b)		684	686,272

			2,787,105
Insurance — 0.6%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.15%, 05/09/25		381	381,698
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.87% - 4.99%, 01/25/24		376	377,725
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 10/22/24		165	165,481
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.24%, 11/03/23		462	464,986
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.74%, 08/04/25		314	322,440
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 11/03/24		35	35,136
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 5.24%, 08/04/22		383	385,791
Geronimo Intermediate Parent, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 06/22/23		173	173,968
Hub International Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.34%, 04/25/25		223	223,831
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 03/01/21		444	444,266
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.99% - 8.06%, 02/28/22		410	410,771
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.39%, 05/16/24		282	282,395

			3,668,488
Internet Software & Services — 0.2%
Aptean, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.64%, 12/20/22		104	103,967
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.24%, 06/15/23(b)		100	100,750
Go Daddy Operating Co. LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 02/15/24		556	558,488
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.35%, 11/03/23		472	465,748

			1,228,953
IT Services — 1.7%
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.25%), 4.59%, 03/20/25		100	99,450
Applied Systems, Inc., Term Loan:
(LIBOR USD 3 Month + 3.00%), 5.39% , 09/19/24		341	342,211
(LIBOR USD 3 Month + 7.00%), 9.39% , 09/19/25		70	70,682
Blackhawk Networks Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.00%), 5.39%, 05/23/25		237	238,279
BMC Software Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 09/10/22		166	167,705
BMC Software Finance, Inc., Term Loan B, 09/01/25(k)		672	678,297

Security	Par (000)		Value
IT Services (continued)
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.99%, 04/28/25	USD	114	$114,642
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.25%, 04/29/24		153	153,579
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.21%, 04/26/24		162	162,600
First Data Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.21%, 07/08/22		958	959,374
Flexera Software LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.50%, 02/26/25		90	89,736
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.74% - 5.89%, 05/23/25		481	484,478
Information Resource, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.57%, 01/18/24		172	173,495
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 11/29/24		613	611,975
Mitchell International, Inc., 2nd Lien Term Loan, 12/01/25(k)		235	234,589
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.59%, 08/01/25		208	201,656
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.89%, 08/01/24		279	275,632
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.99%, 03/03/23		876	878,132
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.64%, 09/30/22		684	686,544
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 05/01/24		498	499,752
TKC Holdings, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 8.00%), 10.25%, 02/01/24		229	230,527
TKC Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.00%, 02/01/23		333	333,155
Trans Union LLC, 1st Lien Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.24%, 06/19/25		153	153,031
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 04/10/23		459	460,178
Vantiv LLC, Term Loan B3, (LIBOR USD 1 Month + 1.75%), 3.88%, 10/16/23		168	167,875
Verscend Holding Corp., Term Loan B, 08/27/25(k)		889	895,736
Web.com Group, Inc., Term Loan, 09/17/25(k)		109	109,627
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 06/30/23		516	517,722

			9,990,659
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.49% , 08/30/24		82	81,800
(LIBOR USD 1 Month + 7.00%), 9.24% , 08/30/25		60	60,038

			141,838
Machinery — 0.3%
Altra Industrial Motion Corp., Term Loan, 09/26/25(k)		146	146,227
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.24% - 4.39%, 05/18/24		217	217,460
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 07/30/24		403	404,807
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 04/01/24		460	462,510
Hayward Industries, Inc., Term Loan, 08/05/24(k)		218	218,893
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 03/28/25		363	352,247

			1,802,144

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media — 1.5%
A-L Parent LLC, Term Loan(b):
(LIBOR USD 1 Month + 3.25%),
5.50%, 12/01/23	USD	156	$157,976
12/01/23(k)		145	145,789
Altice US Finance I Corp., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 07/28/25		451	450,609
Cable One, Inc., Term Loan, (LIBOR USD 3 Month + 1.75%), 4.14%, 05/01/24		123	123,746
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.41%, 07/17/25		673	672,989
Charter Communications Operating LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.75%, 03/31/23		452	451,123
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.25%, 04/30/25		460	460,480
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.16%, 02/15/24		411	412,294
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.66%, 01/25/26		165	165,068
Getty Images, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.74%, 10/18/19		44	43,740
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.35%, 02/07/24		213	213,466
iHeartCommunications, Inc., Tranche D Term Loan, (LIBOR USD 1 Month + 6.75%), 8.99%, 01/30/19(l)		388	290,563
iHeartCommunications, Inc., Tranche E Term Loan, (LIBOR USD 1 Month + 7.50%), 9.74%, 07/30/19(l)		250	186,667
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.73%, 01/02/24		265	277,873
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.75%, 07/03/24		243	244,116
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.49%, 03/24/25		167	166,720
Live Nation Entertainment, Inc., 1st Lien Term Loan B3, (LIBOR USD 1 Month + 1.75%), 4.00%, 10/31/23		105	104,679
Meredith Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 01/31/25		199	200,518
Mission Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.76%, 01/17/24		29	28,936
Nexstar Broadcasting, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.76%, 01/17/24		206	206,841
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 02/01/24		158	157,288
Telenet Financing LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.41%, 08/15/26		595	592,305
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 09/28/23		430	430,608
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.24%, 01/26/24		462	463,643
Unitymedia Finance LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.16% , 06/01/23		132	132,224
(LIBOR USD 1 Month + 2.25%), 4.41% , 01/15/26		50	50,034
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.41%, 09/30/25		245	245,184
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 4.99%, 03/15/24		163	158,600
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.66%, 01/15/26		812	813,202
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.00%, 05/18/25		340	339,546
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.39%, 09/09/21(b)		183	183,533

			8,570,360

Security	Par (000)		Value
Metals & Mining — 0.1%
AMG Advanced Metallurgical Group, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 01/30/25	USD	143	$143,546
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 07/31/25		102	102,635
Oxbow Carbon LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 01/04/23		61	61,194
Preferred Proppants LLC, Term Loan, (LIBOR USD 3 Month + 7.75%), 10.08%, 07/27/20(b)		44	37,840

			345,215
Multiline Retail — 0.2%
Academy Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.10% - 6.26%, 07/01/22		288	223,232
Evergreen AcqCo 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 6.10%, 07/09/19		147	141,874
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 09/30/22		356	348,605
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.70%, 08/16/23		168	167,691
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.37%, 10/25/20		162	150,432

			1,031,834
Multi-Utilities — 0.1%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.32%, 11/28/24(b)		103	103,746
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 12/08/23		200	201,236

			304,982
Oil, Gas & Consumable Fuels — 0.5%
BCP Raptor LLC, 1st Lien Term Loan, 06/24/24(k)		240	236,576
Brazos Delaware II LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.17%, 05/21/25		158	156,620
Bronco Midstream Funding LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.69%, 08/14/23		97	97,548
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.62%, 12/31/21		261	289,167
(LIBOR USD 1 Month + 4.75%), 6.96% , 12/31/22		350	355,103
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.25%, 11/28/22		306	312,532
CONSOL Energy, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 6.50%, 11/26/21(b)		41	40,867
EURO Garages Ltd., Term Loan B, 02/07/25(k)		281	281,022
EURO Garages Ltd., Term Loan B1, (LIBOR USD 3 Month + 4.00%), 6.27%, 02/07/25		114	114,533
Gavilan Resources LLC, 2nd Lien Term Loan, 03/01/24(k)		295	277,793
GIP III Stetson I LP, Term Loan, (LIBOR USD 3 Month + 4.25%), 6.58%, 07/18/25		129	129,605
Lucid Energy Group II Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.17%, 02/17/25		169	166,613
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 10/30/24		169	167,407
Oryx Southern Delaware Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 02/28/25		109	107,625
Seadrill Operating LP, Term Loan B, (LIBOR USD 3 Month + 6.00%), 8.39%, 02/21/21		109	103,683
Terra-Gen Finance Co. LLC, Term Loan B1, 12/09/21(b)(k)		174	142,600
Vine Oil & Gas LP, Term Loan B, (LIBOR USD 1 Month + 6.88%), 9.12%, 11/25/21(b)		171	171,428

			3,150,722

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Paper & Forest Products — 0.0%
Frontdoor, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.75%, 08/14/25	USD	104	$104,585

Pharmaceuticals — 0.6%
Akorn, Inc., Term Loan, 04/16/21(b)(k)		213	206,467
Alphabet Holding Co., Inc., Term Loan:
09/26/24(k)		381	367,006
(LIBOR USD 1 Month + 7.75%), 9.99% , 09/26/25		237	211,286
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.75%, 03/21/25		489	492,786
Bausch Health Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.10%, 06/02/25		825	828,713
Catalent Pharma Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 05/20/24		376	378,354
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.50%, 04/29/24		287	288,891
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.42%, 01/31/25		576	579,236
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.14%, 09/24/24		203	201,828

			3,554,567
Professional Services — 0.0%
ON Assignment, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 04/02/25		157	157,211

Real Estate Management & Development — 0.1%
ESH Hospitality, Inc. Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 08/30/23		145	144,849
Realogy Group LLC, Term Loan, 02/08/25(k)		282	282,329

			427,178
Road & Rail — 0.0%
Avolon Borrower 1 LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.17%, 01/15/25		88	88,237

Semiconductors & Semiconductor Equipment — 0.1%
MaxLinear, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.66%, 05/13/24(b)		52	52,076
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.25%, 05/29/25		342	341,697
ON Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.99%, 03/31/23		102	102,330

			496,103
Software — 1.3%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.24%, 07/12/24		163	163,401
Barracuda Networks, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.41%, 02/12/25		140	139,868
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 6.95%, 09/29/23		317	307,473
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.74%, 12/01/23		307	308,507
Hyland Software, Inc., Term Loan, 07/01/22(k)		198	199,005
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.99%, 02/01/22		770	771,866
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 08/05/22		572	576,279
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.34%, 11/01/23		464	465,647
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.59%, 11/01/24		365	372,431
MA Financeco LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 06/21/24		22	21,587

Security	Par (000)		Value
Software (continued)
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 09/30/24	USD	462	$465,471
Misys Ltd., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 5.89%, 06/13/24		273	272,985
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 10/20/22(b)		319	320,574
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.35%, 07/31/25		142	142,000
Project Leopard Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.24%, 07/07/23		114	114,137
Qlik Technologies, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.99%, 04/26/24		278	277,415
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 05/24/25		105	104,476
Solar Winds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.24%, 02/05/24		530	533,438
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.49%, 04/16/25		265	265,511
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 04/16/25		690	690,214
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.49%, 07/08/22		386	387,575
SS&C Technologies, Inc., 1st Lien Term Loan B5, 04/16/25(k)		103	103,032
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.75%, 12/04/20		438	439,236

			7,442,128
Specialty Retail — 0.3%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.84%, 11/07/24(b)		343	345,122
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 08/18/23		237	237,199
Michaels Stores, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.66% - 4.74%, 01/30/23		109	107,796
Optiv Security, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.50%, 01/31/25		142	136,719
Optiv Security, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.50%, 02/01/24		601	583,964
Party City Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 5.00% - 5.28%, 08/19/22		98	98,618
Petco Animal Supplies, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 01/26/23		104	84,420
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.34%, 09/12/24		128	127,808

			1,721,646
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.25%, 09/07/23		689	690,521
Seattle SpinCo, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.74%, 06/21/24		146	145,780
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.99%, 04/29/23		481	481,356

			1,317,657
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.38%, 01/02/25		325	323,674
HD Supply, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.25%), 4.49%, 08/13/21		389	392,029
Nexeo Solutions LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.56% - 5.64%, 06/09/23		171	171,989

			887,692

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Water Utilities — 0.1%
AI Aqua Merger Sub, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 12/13/23	USD	102	$102,045
Culligan NewCo Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 12/13/23		123	123,182
EWT Holdings III Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 12/20/24		127	127,821

			353,048
Wireless Telecommunication Services — 0.4%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.57%, 05/27/24		228	215,619
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 05/16/24		250	250,598
New Lightsquared LLC, 1st Lien Term Loan, 12/07/20(k)		1,009	760,897
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.25%, 04/06/25		244	244,355
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.75%, 02/02/24		453	453,698
Telesat Canada, Term Loan B4, (LIBOR USD 3 Month + 2.50%), 4.89%, 11/17/23		123	123,564

			2,048,731

Total Floating Rate Loan Interests — 18.6% (Cost: $108,004,718)			107,761,009

Foreign Agency Obligations — 1.4%

Chile — 0.2%
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 02/04/24		520	536,120
Empresa Nacional del Petroleo, 3.75%, 08/05/26		600	568,800

			1,104,920
China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	111,170
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(i)	USD	300	278,475
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	175,479

			565,124
Colombia — 0.2%
Ecopetrol SA, 4.13%, 01/16/25		1,200	1,170,900

India — 0.1%
Power Finance Corp. Ltd., 3.75%, 12/06/27		203	177,482
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		297	277,353

			454,835
Indonesia — 0.3%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	2,000,000	125,424
Pertamina Persero PT:
4.30%, 05/20/23	USD	1,250	1,242,188
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		270	281,812
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	2,240,000	140,399

			1,789,823
Israel — 0.1%
Israel Electric Corp. Ltd., 5.00%, 11/12/24(c)	USD	660	670,725

Mexico — 0.1%
Petroleos Mexicanos:
6.50%, 03/13/27		461	468,606
5.35%, 02/12/28(c)		140	131,950

			600,556

Security		Par (000)	Value
Morocco — 0.1%
OCP SA, 4.50%, 10/22/25	USD	600	$574,500

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25		400	403,000

South Africa — 0.1%
Transnet SOC Ltd., 4.00%, 07/26/22		660	617,925

Total Foreign Agency Obligations — 1.4% (Cost: $8,322,464)			7,952,308

Foreign Government Obligations — 0.5%

Chile — 0.1%
Corp. Nacional del Cobre de Chile, 3.63%, 08/01/27		500	476,793

Maldives — 0.1%
Republic of Maldives, 7.00%, 06/07/22		900	854,550

Pakistan — 0.1%
Islamic Republic of Pakistan, 6.88%, 12/05/27		800	759,000

Peru — 0.1%
Petroleos del Peru SA, 5.63%, 06/19/47		500	500,000

Qatar — 0.1%
State of Qatar, 3.25%, 06/02/26		500	478,125

Total Foreign Government Obligations — 0.5% (Cost: $3,146,488)			3,068,468

		Shares
Investment Companies — 2.6%
Financial Select Sector SPDR Fund		8,011	220,943
iShares J.P. Morgan USD Emerging Markets Bond ETF(q)		80,842	8,715,576
SPDR S&P Oil & Gas Exploration & Production ETF		3,382	146,407
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		366,000	6,024,360

Total Investment Companies — 2.6% (Cost: $15,410,672)			15,107,286

		Par (000)
Non-Agency Mortgage-Backed Securities — 2.1%

Collateralized Mortgage Obligations — 0.4%
Alternative Loan Trust, Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		2,887	2,132,049

Commercial Mortgage-Backed Securities — 1.6%
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.73%, 08/14/34(c)(m)		1,000	896,136
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D, 2.79%, 04/10/49(c)		1,000	758,337
Commercial Mortgage Trust, Series 2016-667M, Class D, 3.28%, 10/10/36(c)(m)		1,000	911,576
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.63%, 08/10/49(c)(m)		530	450,448
DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.65%, 10/10/34(c)(m)		990	944,701
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 07/10/48		605	520,067
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.80%, 03/15/50(c)(m)		990	961,667
Lone Star Portfolio Trust, Series 2015-LSP, Class D, 6.41%, 09/15/28(c)(m)		640	643,916

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.27%, 07/15/50(c)(m)	USD	1,000	$899,050
Series 2015-C25, Class D, 3.07%, 10/15/48		650	565,224
Wells Fargo Commercial Mortgage Trust(m):
Series 2015-C30, Class C, 4.65%, 09/15/58		1,000	988,427
Series 2016-NXS5, Class D, 5.04%, 01/15/59		750	727,962

			9,267,511
Interest Only Commercial Mortgage-Backed Securities — 0.1%
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(c)(m)		8,700	415,164

Total Non-Agency Mortgage-Backed Securities — 2.1% (Cost: $11,755,234)			11,814,724

Beneficial Interest (000)
Other Interests — 0.0%(b)(e)(n)

Capital Markets — 0.0%
Millennium Corp. Claim		811	—

Total Other Interests — 0.0%			—

		Par (000)
Preferred Securities — 1.3%
Capital Trusts — 1.3%(j)
Banks — 0.6%(i)
Bank of America Corp.:
Series Z, 6.50%		1,000	1,079,500
Series AA, 6.10%		1,000	1,047,500
Lloyds Banking Group plc, 6.41%(c)		100	101,125
Wells Fargo & Co., Series U, 5.87%		1,000	1,051,890

			3,280,015
Capital Markets — 0.4%(i)
Goldman Sachs Group, Inc. (The):
Series M, 5.38%		1,250	1,275,000
Series P, 5.00%		49	46,241
Morgan Stanley, Series J, 5.55%		1,250	1,283,125

			2,604,366
Consumer Finance — 0.0%
General Motors Financial Co., Inc., Series A, 5.75%(e)(i)		93	88,118

Oil, Gas & Consumable Fuels — 0.3%(i)
Andeavor Logistics LP, Series A, 6.88%		1,000	1,004,500
Plains All American Pipeline LP, Series B, 6.12%		500	486,875

			1,491,375

Total Capital Trusts — 1.3% (Cost: $7,463,866)			7,463,874

		Shares
Preferred Stocks — 0.0%
Banks — 0.0%
CF-B L2 (D), LLC (Acquired 04/08/15-10/06/17, cost $54,334)(i)(o)		54,897	27,805

Security		Shares	Value
Machinery — 0.0%
Rexnord Corp., Series A, 5.75%(f)		623	$40,495

Total Preferred Stocks — 0.0% (Cost: $94,217)			68,300

Total Preferred Securities — 1.3% (Cost: $7,558,083)			7,532,174

		Par (000)
U.S. Government Sponsored Agency Securities — 0.3%

Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2018-DNA1, Class B1, (LIBOR USD 1 Month + 3.15%), 5.37%, 07/25/30(a)	USD	1,500	1,467,163

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost: $1,500,000)			1,467,163

U.S. Treasury Obligations — 8.0%
U.S. Treasury Notes:
2.50%, 06/30/20		24,500	24,373,672
2.63%, 07/31/20		22,000	21,927,812

Total U.S. Treasury Obligations — 8.0% (Cost: $46,484,491)			46,301,484

Total Long-Term Investments — 98.0% (Cost: $570,687,919)			566,876,595

		Shares
Short-Term Securities — 2.4%(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%(q)		13,740,642	13,740,642
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.89%		418,588	418,588

Total Short-Term Securities — 2.4% (Cost: $14,159,230)			14,159,230

Total Options Purchased — 0.1% (Cost: $1,127,985)			630,210

Total Investments Before Options Written — 100.5% (Cost: $585,975,134)			581,666,035

Total Options Written — 0.0% (Premium Received — $295,444)			(168,753)

Total Investments Net of Options Written — 100.5% (Cost: $585,679,690)			581,497,282
Liabilities in Excess of Other Assets — (0.5)%			(2,856,023)

Net Assets — 100.0%			$578,641,259

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Non-income producing security.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

(f)	Convertible security.
(g)	Zero-coupon bond.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(n)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(o)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $27,805, representing less than 0.01% of its net assets as of period end, and an original cost of $54,334.

(p) Annualized 7-day yield as of period end.

(q)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and/or related parties of the fund were as follows:

Affiliate	Shares Held at 09/30/17	Shares Purchased	Shares Sold		Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	23,643,706	—	(9,903,064	)(b)	13,740,642	$13,740,642	$299,437	$115	$—
iShares iBoxx $ High Yield Corp Bond ETF	—	57,300	(57,300)		—	—	20,672	14,782	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	70,600	80,842	(70,600)		80,842	8,715,576	33,587	187,727	(116,316)

						$22,456,218	$353,696	$202,624	$(116,316)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	108	12/19/18	$15,174	$(136,134)
U.S. Treasury Ultra Bond	59	12/19/18	9,103	(276,933)
EURO STOXX 50 Index	3	12/21/18	118	2,368
STOXX 600 Banks Index	7	12/21/18	63	145
U.S. Treasury 2 Year Note	265	12/31/18	55,845	(70,022)
U.S. Treasury 5 Year Note	618	12/31/18	69,511	(317,730)

				(798,306)

Short Contracts
Euro-Bobl	23	12/06/18	3,490	23,610
Euro-Bund	18	12/06/18	3,319	31,597
Euro-Schatz	1	12/06/18	130	145
U.S. Treasury 10 Year Note	54	12/19/18	6,414	(16,959)
U.S. Treasury 10 Year Ultra Note	343	12/19/18	43,218	790,820
Russell 2000 E-Mini Index	5	12/21/18	425	2,252
Long Gilt	3	12/27/18	473	4,436

				835,901

				$37,595

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	282,309	USD	327,459	Bank of America NA	10/16/18	$682
USD	61,794,831	EUR	52,770,000	Barclays Bank plc	10/18/18	447,905
USD	44,405	EUR	38,000	Citibank NA	10/18/18	229
USD	238,383	EUR	204,000	JP Morgan Chase Bank NA	10/18/18	1,226
USD	9,090,901	GBP	6,910,000	BNP Paribas SA	10/18/18	77,898
USD	115,509	GBP	88,000	JP Morgan Chase Bank NA	10/18/18	727
USD	576,311	CNY	3,956,262	BNP Paribas SA	12/13/18	3,171
USD	1,738,531	JPY	192,460,800	Bank of America NA	12/13/18	34,710
USD	1,983,296	JPY	219,654,407	Barclays Bank plc	12/13/18	38,734
USD	158,129	JPY	17,729,516	JP Morgan Chase Bank NA	12/13/18	1,173
USD	1,983,282	JPY	219,654,407	Morgan Stanley & Co. International plc	12/13/18	38,720
USD	1,321,627	JPY	146,436,272	UBS AG	12/13/18	25,252
USD	291,499	IDR	4,264,050,991	Citibank NA	12/14/18	8,835

						679,262

JPY	9,998,000	USD	89,954	JP Morgan Chase Bank NA	10/16/18	(1,868)
USD	510,045	HKD	4,000,000	UBS AG	10/16/18	(1,016)
USD	1,727,238	EUR	1,482,000	Citibank NA	12/13/18	(3,988)
USD	521,005	HKD	4,082,222	Barclays Bank plc	12/13/18	(1,014)
USD	1,855,941	HKD	14,544,167	Goldman Sachs International	12/13/18	(3,914)
USD	1,393,053	HKD	10,916,935	UBS AG	12/13/18	(2,964)
USD	193,638	TWD	5,916,596	Bank of America NA	12/14/18	(1,791)

						(16,555)

	Net Unrealized Appreciation					$662,707

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EURO STOXX Bank Index	68	10/19/18	EUR	110.00	EUR	1,907	$4,244
EURO STOXX Bank Index	77	11/16/18	EUR	112.50	EUR	2,159	5,364

							9,608

Put
iShares JP Morgan USD Emerging Markets Bond ETF	808	10/19/18	USD	104.00	USD	8,711	10,100
iShares MSCI Emerging Markets ETF	4,904	10/19/18	USD	40.50	USD	21,048	66,204
iShares Russell 2000 ETF	867	10/19/18	USD	167.00	USD	14,613	104,040
SPDR S&P500 ETF Trust	794	10/19/18	USD	285.00	USD	23,083	78,606
SPDR S&P500 ETF Trust	1,000	10/19/18	USD	283.00	USD	29,072	78,500
U.S. Treasury 10 Year Note	600	10/26/18	USD	118.00	USD	60,000	84,375

							421,825

							$431,433

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Nikkei 225 Index	Citibank NA	362,862,450	10/12/18	JPY	24,190.83	JPY	361,801	$29,303
Put
SGX NIFTY 50 Index	Citibank NA	2,222,672	10/25/18	USD	11,113.36	USD	2,186	48,603

								$77,906

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
30-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	06/06/19	3.50%	USD	4,410	$56,228
30-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs Bank USA	06/06/19	3.50%	USD	5,070	64,643

										$120,871

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares JP Morgan USD Emerging Markets Bond ETF	808	10/19/18	USD	100.00	USD	8,711	$(4,039)
iShares MSCI Emerging Markets ETF	4,904	10/19/18	USD	38.00	USD	21,048	(19,616)
iShares Russell 2000 ETF	867	10/19/18	USD	163.00	USD	14,613	(43,350)
SPDR S&P500 ETF Trust	794	10/19/18	USD	279.00	USD	23,083	(42,082)
SPDR S&P500 ETF Trust	1,000	10/19/18	USD	278.00	USD	29,072	(49,000)

							$(158,087)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SGX NIFTY 50 Index	Citibank NA	2,108,102	10/25/18	USD	10,540.51	USD	2,186	$(10,666)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	B-	USD	70	$5,709	$(1,870)	$7,579
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	CCC+	USD	5,000	398,384	311,432	86,952
CDX.NA.HY.31-V1	5.00%	Quarterly	12/20/23	B	USD	1,627	121,477	114,845	6,632

							$525,570	$424,407	$101,163

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BB	EUR	100	$(15,325)	$(3,708)	$(11,617)
Commerzbank AG	1.00%	Quarterly	Citibank NA	12/20/22	NR	EUR	100	(2,314)	(1,758)	(556)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	50	9,156	9,209	(53)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	80	(3,143)	(1,415)	(1,728)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB	EUR	34	(5,862)	(5,006)	(856)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	104	(17,951)	(12,594)	(5,357)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	76	(13,164)	(9,514)	(3,650)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	20	(3,457)	(1,924)	(1,533)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	20	(3,457)	(1,924)	(1,533)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	76	(13,152)	(10,590)	(2,562)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	33	(5,744)	(4,464)	(1,280)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	20	(3,457)	(1,942)	(1,515)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	33	(5,749)	(4,469)	(1,280)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	20	(3,449)	(2,510)	(939)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	13	(2,300)	(1,673)	(627)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	30	(5,185)	(2,858)	(2,327)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	100	19,157	16,522	2,635
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	100	1,838	1,299	539
Intesa Sanpaolo SpA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	150	(3,303)	(3,761)	458
Intesa Sanpaolo SpA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	140	(3,082)	(6,413)	3,331
Intrum AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	62	2,885	2,965	(80)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	100	4,652	10,104	(5,452)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	21	957	2,323	(1,366)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	2,327	4,765	(2,438)
Intrum AB	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	100	4,652	4,780	(128)
Intrum AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	69	3,230	7,845	(4,615)
Intrum AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	100	4,652	11,012	(6,360)
Intrum Justitia AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	28	1,302	1,331	(29)
TDC A/S	1.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	90	(2,988)	(8,055)	5,067
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	B+	EUR	35	3,869	4,517	(648)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	65	7,164	8,165	(1,001)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	180	19,858	22,486	(2,628)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	260	(50,093)	(42,865)	(7,228)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	30	(2,479)	(2,405)	(74)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JP Morgan Chase Bank NA	12/20/23	B-	EUR	43	(54)	(314)	260

								$(80,009)	$(22,839)	$(57,170)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.40%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$426,277	$(1,870)	$101,163	$—	$—
OTC Swaps	107,323	(130,162)	12,290	(69,460)	—
Options Written	N/A	N/A	132,544	(5,853)	(168,753)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$4,765	$—	$850,608	$—	$855,373
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	679,262	—	—	679,262
Options purchased
Investments at value — unaffiliated(b)	—	—	424,964	—	205,246	—	630,210
Swaps — centrally cleared
Net unrealized appreciation(a)	—	101,163	—	—	—	—	101,163
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	119,613	—	—	—	—	119,613

	$—	$220,776	$429,729	$679,262	$1,055,854	$—	$2,385,621

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$817,778	$—	$817,778
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	16,555	—	—	16,555
Options written
Options written, at value	—	—	168,753	—	—	—	168,753
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	199,622	—	—	—	—	199,622

	$—	$199,622	$168,753	$16,555	$817,778	$—	$1,202,708

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	—	$—	$358,605	$—	$(596,014)	$—	$(237,409)
Forward foreign currency exchange contracts	—	—	—	1,946,741	—	—	1,946,741
Options purchased(a)	—	(599,490)	565,151	(5,425)	734,778	—	695,014
Options written	—	872,295	336,451	—	—	—	1,208,746
Swaps	—	528,225	—	—	(460,410)	—	67,815

	$—	$801,030	$1,260,207	$1,941,316	$(321,646)	$—	$3,680,907

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$4,765	$—	$246,507	$—	$251,272
Forward foreign currency exchange contracts	—	—	—	(286,154)	—	—	(286,154)
Options purchased(b)	—	(42,673)	(214,541)	—	(127,568)	—	(384,782)
Options written	—	42,765	126,691	—	—	—	169,456
Swaps	—	66,665	—	—	(130,717)	—	(64,052)

	$—	$66,757	$(83,085)	$(286,154)	$(11,778)	$—	$(314,260)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$96,183,944
Average notional value of contracts — short	64,590,217
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	80,247,472
Average amounts sold — in USD	903,142
Options:
Average value of option contracts purchased	435,249
Average value of option contracts written	45,681
Average notional value of swaption contracts purchased	98,730,000
Average notional value of swaption contracts written	70,500,000
Credit default swaps:
Average notional value — buy protection	1,792,264
Average notional value — sell protection	6,934,545
Interest rate swaps:
Average notional value — receives fixed rate	11,737,500
Total return swaps:
Average notional value	9,020,782

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting at Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$48,044	$69,838
Forward foreign currency exchange contracts	679,262	16,555
Options(a)	630,210	168,753
Swaps — Centrally cleared	5,556	—
Swaps — OTC(b)	119,613	199,622

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,482,685	$454,768
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(485,033)	(227,925)

Total derivative assets and liabilities subject to an MNA	$997,652	$226,843

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$35,392	$(7,653)	$—	$—	$27,739
Barclays Bank plc	506,254	(38,369)	—	—	467,885
BNP Paribas SA	84,400	(13,327)	—	—	71,073
Citibank NA	104,992	(39,817)	—	—	65,175
Credit Suisse International	19,030	(9,256)	—	—	9,774
Goldman Sachs Bank USA	64,643	—	—	—	64,643
Goldman Sachs International	35,718	(35,718)	—	—	—
JP Morgan Chase Bank NA	64,394	(34,318)	—	—	30,076
Morgan Stanley & Co. International plc	57,577	(10,975)	—	—	46,602
UBS AG	25,252	(3,980)	—	—	21,272

	$997,652	$(193,413)	$—	$—	$804,239

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$7,653	$(7,653)	$—	$—	$—
Barclays Bank plc	38,369	(38,369)	—	—	—
BNP Paribas SA	13,327	(13,327)	—	—	—
Citibank NA	39,817	(39,817)	—	—	—
Credit Suisse International	9,256	(9,256)	—	—	—
Goldman Sachs International	69,148	(35,718)	—	—	33,430
JP Morgan Chase Bank NA	34,318	(34,318)	—	—	—
Morgan Stanley & Co. International plc	10,975	(10,975)	—	—	—
UBS AG	3,980	(3,980)	—	—	—

	$226,843	$(193,413)	$—	$—	$33,430

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$52,527,942	$3,745,375	$56,273,317
Common Stocks:
Banks	74,327	5,875,836	—	5,950,163
Capital Markets	68,859	—	—	68,859
Chemicals	269,938	—	—	269,938
Construction & Engineering	134,340	—	—	134,340
Containers & Packaging	146,256	—	—	146,256
Diversified Financial Services	—	15,840	—	15,840
Diversified Telecommunication Services	87,704	—	—	87,704
Electric Utilities	—	—	108,783	108,783
Equity Real Estate Investment Trusts (REITs)	81,075	—	—	81,075
Health Care Providers & Services	90,300	206	—	90,506
IT Services	119,145	—	—	119,145
Machinery	42,140	16,414	—	58,554
Media	71,109	3,268	—	74,377
Metals & Mining	166,490	—	—	166,490
Wireless Telecommunication Services	119,797	—	—	119,797

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds(a)	$—	$302,106,835	$—	$302,106,835
Floating Rate Loan Interests:
Aerospace & Defense	—	981,603	—	981,603
Air Freight & Logistics	—	88,442	—	88,442
Airlines	—	176,060	—	176,060
Auto Components	—	142,734	194,739	337,473
Automobiles	—	312,769	60,600	373,369
Building Products	—	1,045,001	—	1,045,001
Capital Markets	—	710,939	—	710,939
Chemicals	—	4,119,018	64,513	4,183,531
Commercial Services & Supplies	—	6,273,679	238,686	6,512,365
Communications Equipment	—	316,155	74,278	390,433
Construction & Engineering	—	494,716	—	494,716
Construction Materials	—	1,119,247	185,925	1,305,172
Consumer Finance	—	132,631	—	132,631
Containers & Packaging	—	2,343,894	—	2,343,894
Distributors	—	483,642	—	483,642
Diversified Consumer Services	—	3,605,827	—	3,605,827
Diversified Financial Services	—	1,424,173	106,848	1,531,021
Diversified Telecommunication Services	—	3,720,214	—	3,720,214
Electric Utilities	—	1,619,658	—	1,619,658
Electrical Equipment	—	619,060	258,355	877,415
Energy Equipment & Services	—	922,355	—	922,355
Equity Real Estate Investment Trusts (REITs)	—	972,735	—	972,735
Food & Staples Retailing	—	377,505	—	377,505
Food Products	—	3,094,201	99,750	3,193,951
Gas Utilities	—	198,047	—	198,047
Health Care Equipment & Supplies	—	1,676,885	290,703	1,967,588
Health Care Providers & Services	—	6,673,987	612,663	7,286,650
Health Care Technology	—	667,290	60,978	728,268
Hotels, Restaurants & Leisure	—	7,446,062	—	7,446,062
Household Durables	—	445,995	180,897	626,892
Household Products	—	769,033	—	769,033
Independent Power and Renewable Electricity Producers	—	630,090	107,344	737,434
Industrial Conglomerates	—	2,100,833	686,272	2,787,105
Insurance	—	3,668,488	—	3,668,488
Internet Software & Services	—	1,128,203	100,750	1,228,953
IT Services	—	9,990,659	—	9,990,659
Life Sciences Tools & Services	—	141,838	—	141,838
Machinery	—	1,802,144	—	1,802,144
Media	—	8,083,062	487,298	8,570,360
Metals & Mining	—	307,375	37,840	345,215
Multiline Retail	—	1,031,834	—	1,031,834
Multi-Utilities	—	201,236	103,746	304,982
Oil, Gas & Consumable Fuels	—	2,795,827	354,895	3,150,722
Paper & Forest Products	—	104,585	—	104,585
Pharmaceuticals	—	3,348,100	206,467	3,554,567
Professional Services	—	157,211	—	157,211
Real Estate Management & Development	—	427,178	—	427,178
Road & Rail	—	88,237	—	88,237
Semiconductors & Semiconductor Equipment	—	444,027	52,076	496,103
Software	—	7,121,554	320,574	7,442,128
Specialty Retail	—	1,376,524	345,122	1,721,646
Technology Hardware, Storage & Peripherals	—	1,317,657	—	1,317,657
Trading Companies & Distributors	—	887,692	—	887,692
Water Utilities	—	353,048	—	353,048
Wireless Telecommunication Services	—	2,048,731	—	2,048,731
Foreign Agency Obligations	—	7,952,308	—	7,952,308
Foreign Government Obligations	—	3,068,468	—	3,068,468
Investment Companies	15,107,286	—	—	15,107,286
Non-Agency Mortgage-Backed Securities	—	11,814,724	—	11,814,724
Other Interests	—	—	—	—
Preferred Securities:
Banks	—	3,280,015	—	3,280,015
Capital Markets	—	2,604,366	—	2,604,366
Consumer Finance	—	88,118	—	88,118
Machinery	40,495	—	—	40,495
Oil, Gas & Consumable Fuels	—	1,491,375	—	1,491,375
U.S. Government Sponsored Agency Securities	—	1,467,163	—	1,467,163

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$46,301,484	$—	$46,301,484
Short-Term Securities	14,159,230	—	—	14,159,230
Options Purchased:
Equity contracts	347,058	77,906	—	424,964
Interest rate contracts	84,375	120,871	—	205,246
Unfunded Floating Rate Loan Interests(b)	—	246	—	246
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(53)	(110)	(163)

Subtotal	$31,209,924	$541,343,022	$9,085,367	$581,638,313

Investments valued at NAV(c)				27,805
Total Investments				581,666,118

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$113,453	$—	$113,453
Equity contracts	4,765	—	—	4,765
Foreign currency exchange contracts	—	679,262	—	679,262
Interest rate contracts	850,608	—	—	850,608
Liabilities:
Credit contracts	—	(69,460)	—	(69,460)
Equity contracts	(158,087)	(10,666)	—	(168,753)
Foreign currency exchange contracts	—	(16,555)	—	(16,555)
Interest rate contracts	(817,778)	—	—	(817,778)

	$(120,492)	$696,034	$—	$575,542

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

As of September 30, 2018, certain of the Fund’s investments were fair valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended September 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interest	Non-Agency Mortgage- Backed Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening balance, as of September 30, 2017	$1,000,000	$12,910	$4,204,035	$1,363,073	$352	$6,580,370
Transfers into Level 3	—	—	1,278,753	—	—	1,278,753
Transfers out of Level 3	(1,000,000)	—	(1,495,598)	(918,984)	—	(3,414,582)
Accrued discounts/premiums	—	—	2,658	—	—	2,658
Net realized gain (loss)	—	8,969	(9,942)	942	—	(31)
Net change in unrealized appreciation (depreciation)(a)(b)	(4,625)	(46,129)	133,699	(3,532)	(462)	78,951
Purchases	3,750,000	276,765	3,623,559	—	—	7,650,324
Sales	—	(143,732)	(2,505,845)	(441,499)	—	(3,091,076)

Closing balance, as of September 30, 2018	$3,745,375	$108,783	$5,231,319	$—	$(110)	$9,085,367

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)	$(4,625)	$(33,219)	$(6,535)	$—	$(462)	$(44,841)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments September 30, 2018	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Government Sponsored Agency Securities — 215.3%

Collateralized Mortgage Obligations — 22.1%
Federal Home Loan Mortgage Corp.:
Series 4384, Class LB, 3.50%, 08/15/43	USD	1,500	$1,474,127
Series 3745, Class ZA, 4.00%, 10/15/40		339	339,858
Series 3780, Class ZA, 4.00%, 12/15/40		639	641,351
Series 3960, Class PL, 4.00%, 11/15/41		900	918,471
Series 4325, Class ZX, 4.50%, 04/15/44		2,317	2,469,361
Federal National Mortgage Association:
Series 2017-76, Class PB, 3.00%, 10/25/57		1,125	990,958
Series 2011-8, Class ZA, 4.00%, 02/25/41		3,173	3,194,522
Series 1996-48, Class Z, 7.00%, 11/25/26		260	277,131
Federal National Mortgage Association Variable Rate Notes, Series 2018-32, Class PS, (LIBOR USD 1 Month + 7.23%), 4.65%, 05/25/48(a)		1,967	1,938,267
Government National Mortgage Association:
Series 2013-149, Class MA, 2.50%, 05/20/40		13,859	13,300,735
Series 2014-4, Class AC, 3.00%, 01/20/44		12,488	12,040,963
Series 2017-186, Class DT, 3.00%, 11/20/47		11,289	10,946,653
Series 2018-13, Class LQ, 3.00%, 01/20/48		2,200	1,964,737
Series 2018-51, Class QA, 3.50%, 04/20/48		10,019	9,967,853
Series 2009-122, Class PY, 6.00%, 12/20/39		858	917,868
Government National Mortgage Association Variable Rate Notes(b):
Series 2009-31, Class PT, 3.71%, 05/20/39		336	335,529
Series 2015-187, Class C, 5.27%, 03/20/41		12,564	13,558,872
Series 2015-55, Class A, 5.39%, 03/16/36		11,604	12,426,996
Series 2014-107, Class WX, 6.81%, 07/20/39		1,641	1,799,629
Series 2015-103, Class B, 6.90%, 01/20/40		7,491	8,306,044

			97,809,925
Interest Only Collateralized Mortgage Obligations — 1.5%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4611, Class BS, (LIBOR USD 1 Month + 6.10%), 3.94%, 06/15/41(a)		5,867	721,507
Federal National Mortgage Association:
Series 2018-21, 3.00%, 04/25/48		4,826	919,386
Series 2018-63, 3.00%, 09/25/48		797	162,016
Series 2016-64, Class BI, 5.00%, 09/25/46		3,213	624,229
Federal National Mortgage Association Variable Rate Notes(a):
Series 2017-14, Class DS, (LIBOR USD 1 Month + 6.05%), 3.83%, 03/25/47		2,521	393,639
Series 2016-78, Class CS, (LIBOR USD 1 Month + 6.10%), 3.88%, 05/25/39		1,580	200,615
Series 2016-60, Class SD, (LIBOR USD 1 Month + 6.10%), 3.88%, 09/25/46		1,303	164,476
Series 2016-81, Class CS, (LIBOR USD 1 Month + 6.10%), 3.88%, 11/25/46		2,378	292,990
Series 2017-70, Class SA, (LIBOR USD 1 Month + 6.15%), 3.93%, 09/25/47		1,606	269,631
Series 2015-66, Class AS, (LIBOR USD 1 Month + 6.25%), 4.03%, 09/25/45		15,924	1,967,309
Series 2011-100, Class S, (LIBOR USD 1 Month + 6.45%), 4.23%, 10/25/41		1,328	192,569
Government National Mortgage Association:
Series 2017-139, Class IB, 4.50%, 09/20/47		845	162,099
Series 2017-144, Class DI, 4.50%, 09/20/47		623	118,613
Series 2014-113, Class NI, 5.00%, 07/20/44		254	54,274
Series 2018-89, Class CI, 5.00%, 12/20/47		762	168,310

			6,411,663

Security	Par (000)			Value
Interest Only Commercial Mortgage-Backed Securities — 3.0%
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
Series K721, Class X1, 0.45%, 08/25/22	USD	73,303		$811,762
Series K064, Class X1, 0.74%, 03/25/27		13,137		572,267
Federal National Mortgage Association ACES Variable Rate Notes(b):
Series 2015-M1, Class X2, 0.65%, 09/25/24		42,638		1,104,405
Series 2016-M4, Class X2, 2.69%, 01/25/39		3,528		349,851
Government National Mortgage Association Variable Rate Notes:
Series 2017-54, 0.65%, 12/16/58(b)		5,030		306,916
Series 2017-168, 0.66%, 12/16/59(b)		6,241		395,014
Series 2017-72, 0.68%, 04/16/57(b)		12,096		763,947
Series 2017-53, 0.69%, 11/16/56(b)		20,774		1,222,438
Series 2017-64, 0.72%, 11/16/57(b)		3,395		223,589
Series 2017-61, 0.77%, 05/16/59(b)		4,836		359,267
Series 2016-22, 0.77%, 11/16/55(b)		21,969		1,173,702
Series 2016-45, 1.01%, 02/16/58(b)		28,082		2,130,496
Series 2016-110, 1.03%, 05/16/58(b)		5,065		398,039
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.13%, 04/16/58(a)		30,083		2,454,913
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.19%, 02/16/58(a)		12,346		1,123,266

				13,389,872
Mortgage-Backed Securities — 188.7%
Federal Home Loan Mortgage Corp.:
3.00%, 06/01/35 - 07/01/35		1,826		1,791,115
3.00%, 10/15/48(c)		293		280,337
3.50%, 07/01/26 - 09/01/26		71		71,290
3.50%, 10/15/48(c)		1,694		1,667,267
4.00%, 04/01/19 - 05/01/26		329		336,667
5.00%, 05/01/35 - 12/01/38		122		129,558
5.65%, 05/01/37 - 12/01/37		1,278		1,367,330
5.75%, 08/01/37 - 04/01/38		1,813		1,948,667
7.50%, 03/01/27		—	(d)	124
9.00%, 12/01/19		—	(d)	4
Federal National Mortgage Association:
2.50%, 10/25/33(c)		154		148,576
3.00%, 07/01/35 - 06/01/43		32,877		31,998,838
3.00%, 03/01/43 - 11/01/46(e)		52,403		50,326,665
3.00%, 10/25/48(c)		43,549		41,666,308
3.40%, 04/01/41		170		168,275
3.50%, 09/01/24 - 11/01/46		18,511		18,404,482
3.50%, 10/25/48(c)		11,957		11,766,034
4.00%, 07/01/43		4,290		4,366,932
4.00%, 10/25/48(c)		200		201,953
4.45%, 03/01/36 - 06/01/36		831		840,777
4.50%, 10/25/48(c)		2,700		2,785,129
4.94%, 01/01/35 - 05/01/35		214		216,582
5.00%, 01/01/21 - 04/01/36		2,349		2,483,874
5.20%, 08/01/34 - 09/01/34		294		299,051
5.25%, 07/01/37 - 09/01/37		1,693		1,766,842
5.50%, 12/01/32 - 04/01/35		167		179,579
5.54%, 01/01/35		78		80,162
5.75%, 04/01/37		689		727,730
5.80%, 07/01/34		50		51,460
5.94%, 09/01/34		81		82,730
6.50%, 09/01/28 - 08/01/35		2,858		3,098,096
Government National Mortgage Association:
2.50%, 10/15/48(c)		9,380		8,797,048
3.00%, 05/15/42 - 09/20/46		20,147		19,569,584
3.00%, 10/15/48(c)		55,675		53,917,758
3.50%, 04/15/41 - 02/15/45		45,722		45,653,700

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
3.50%, 08/20/42(e)	USD	49,624	$49,626,744
3.50%, 07/20/43(e)(f)		51,346	51,347,899
4.00%, 07/15/42 - 12/20/47		29,792	30,500,426
4.00%, 10/15/48 - 11/15/48(c)		241,798	245,750,834
4.50%, 12/15/34 - 09/20/48		24,770	25,793,077
4.50%, 08/20/40 - 06/20/41(e)		28,849	30,235,728
4.50%, 10/15/48(c)		25,168	26,008,722
5.00%, 09/15/28 - 10/15/47		26,680	28,166,180
5.30%, 12/15/36 - 04/15/37		470	498,479
5.50%, 03/15/32 - 12/15/34		10,423	11,308,481
5.64%, 02/15/37 - 06/15/37		2,628	2,832,019
5.65%, 05/20/37 - 02/20/38		1,790	1,898,944
5.75%, 08/20/37 - 04/20/38		1,219	1,287,433
5.80%, 11/15/36 - 03/15/37		2,257	2,430,933
6.00%, 03/20/28 - 01/15/39		12,767	13,799,678
6.50%, 09/20/27 - 10/20/40		5,279	5,741,134
7.00%, 03/20/24 - 05/20/27		27	28,072
7.50%, 04/20/23 - 10/20/25		3	3,363
8.00%, 05/15/21 - 05/15/30		80	82,025
8.50%, 03/15/19 - 02/15/25		25	25,057
9.00%, 10/15/19 - 10/15/21		11	11,306
9.50%, 02/15/19 - 09/15/22		12	12,438

			834,579,496

Total U.S. Government Sponsored Agency Securities — 215.3% (Cost: $970,510,891)			952,190,956

U.S. Treasury Obligations — 1.0%
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23		4,400	4,406,069

Total U.S. Treasury Obligations — 1.0% (Cost: $4,406,198)			4,406,069

Total Long-Term Investments — 216.3% (Cost: $974,917,089)			956,597,025

	Shares
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%(g)(h)		3,163,813	3,163,813

Total Short-Term Securities — 0.7% (Cost: $3,163,813)			3,163,813

Total Options Purchased — 0.0% (Cost: $18,924)			7,500

Total Investments Before TBA Sale Commitments and Options Written — 217.0% (Cost: $978,099,826)			959,768,338

Total Options Written — 0.0% (Premium Received — $177,460)			(66,428)

Security	Par (000)		Value
TBA Sale Commitments — (69.3)%(c)

Mortgage-Backed Securities — (69.3)%
Federal National Mortgage Association:
3.00%, 10/25/48 - 11/25/48	USD	119,350	$(114,119,453)
3.50%, 10/25/48 - 11/25/48		26,022	(25,591,676)
4.00%, 10/25/48		4,415	(4,458,115)
Government National Mortgage Association:
3.50%, 10/15/48		37,473	(37,259,465)
4.00%, 10/15/48		120,899	(122,953,340)
4.50%, 10/15/48		2,176	(2,249,010)

Total TBA Sale Commitments — (69.3)% (Proceeds: $307,099,591)			(306,631,059)

Total Investments Net of TBA Sale Commitments and Options Written — 147.7% (Cost: $670,822,775)			653,070,851
Liabilities in Excess of Other Assets — (47.7)%			(210,822,355)

Net Assets — 100.0%			$442,248,496

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Represents or includes a TBA transaction.
(d)	Amount is less than $500.
(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.
(g)	Annualized 7-day yield as of period end.

(h)

During the year ended September 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	16,697,387	(13,533,574)	3,163,813	$3,163,813	$137,726	$29	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) September 30, 2018	BlackRock GNMA Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Royal Bank of Canada	2.24%	09/12/18	10/11/18	$4,990,000	$4,995,589	U.S. Government Sponsored Agency Securities	Up to 30 days
Royal Bank of Canada	2.24%	09/12/18	10/11/18	46,950,000	47,002,584	U.S. Government Sponsored Agency Securities	Up to 30 days
Royal Bank of Canada	2.24%	09/12/18	10/11/18	24,367,000	24,394,291	U.S. Government Sponsored Agency Securities	Up to 30 days
Royal Bank of Canada	2.24%	09/12/18	10/11/18	35,521,000	35,560,784	U.S. Government Sponsored Agency Securities	Up to 30 days
TD Securities USA LLC	2.27%	09/17/18	10/16/18	13,478,000	13,489,048	U.S. Government Sponsored Agency Securities	Up to 30 days
Royal Bank of Canada	2.31%	09/19/18	10/18/18	18,500,000	18,513,058	U.S. Government Sponsored Agency Securities	Up to 30 days

				$143,806,000	$143,955,354

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
90-Day Eurodollar	187	09/16/19	$45,310	$(50,352)

Short Contracts
90-Day Eurodollar	11	12/17/18	2,677	(27)
U.S. Treasury 10 Year Note	394	12/19/18	46,800	177,273
U.S. Treasury 10 Year Ultra Note	23	12/19/18	2,898	50,712
U.S. Treasury Long Bond	53	12/19/18	7,447	205,698
U.S. Treasury Ultra Bond	11	12/19/18	1,697	18,547
U.S. Treasury 2 Year Note	203	12/31/18	42,779	98,035
U.S. Treasury 5 Year Note	267	12/31/18	30,031	181,570
90-Day Eurodollar	11	03/18/19	2,672	1,054
90-Day Eurodollar	11	06/17/19	2,668	12,345
90-Day Eurodollar	11	12/16/19	2,664	2,754
90-Day Eurodollar	11	03/16/20	2,663	3,168
90-Day Eurodollar	11	06/15/20	2,663	4,499
90-Day Eurodollar	11	09/14/20	2,663	673

				756,301

				$705,949

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
U.S. Treasury 10 Year Note	120	10/26/18	USD 117.50	USD 12,000	$7,500

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.55%	Semi-Annual	Citibank NA	12/28/18	2.55%	USD	14,300	$(3,852)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.55%	Semi-Annual	Citibank NA	12/28/18	2.55%	USD	9,900	(4,347)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Citibank NA	03/05/19	2.70%	USD	23,200	(10,184)

										(18,383)

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock GNMA Portfolio

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/21/19	3.20%	USD	25,200	$(48,045)

										$(66,428)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.66%	Semi-Annual	3 month LIBOR	Quarterly	02/06/23	USD	12,000	$192,075	$—	$192,075
2.87%	Semi-Annual	3 month LIBOR	Quarterly	03/23/23	USD	9,600	76,448	—	76,448
3 month LIBOR	Quarterly	3.13%	Semi-Annual	05/22/28	USD	1,750	18,081	—	18,081

							$286,604	$—	$286,604

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.40%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$286,604	$—	$—
Options Written	NA	NA	111,032	—	(66,428)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$756,328	$—	$756,328
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	7,500	—	7,500
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	286,604	—	286,604

	$—	$—	$—	$—	$1,050,432	$—	$1,050,432

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$50,379	$—	$50,379
Options written
Options written, at value	—	—	—	—	66,428	—	66,428

	$—	$—	$—	$—	$116,807	$—	$116,807

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) September 30, 2018	BlackRock GNMA Portfolio

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,328,265	$—	$4,328,265
Options purchased(a)	—	—	—	—	1,144,085	—	1,144,085
Options written	—	—	—	—	(163,766)	—	(163,766)
Swaps	—	—	—	—	(929,952)	—	(929,952)

	$—	$—	$—	$—	$4,378,632	$—	$4,378,632

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$43,799	$—	$43,799
Options purchased(b)	—	—	—	—	(23,500)	—	(23,500)
Options written	—	—	—	—	119,905	—	119,905
Swaps	—	—	—	—	406,775	—	406,775

	$—	$—	$—	$—	$546,979	$—	$546,979

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,128,381
Average notional value of contracts — short	167,752,712
Options:
Average value of option contracts purchased	52,727
Average value of option contracts written	10,950
Average notional value of swaption contracts purchased	14,675,000
Average notional value of swaption contracts written	89,610,000
Interest rate swaps:
Average notional value — pays fixed rate	21,000,000
Average notional value — receives fixed rate	17,325,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$19,075	$44,755
Options(a)	7,500	66,428
Swaps — Centrally cleared	—	15,928

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$26,575	$127,111
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(26,575)	(60,683)

Total derivative assets and liabilities subject to an MNA	$—	$66,428

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America NA	$48,045	$—	$—	$—	$48,045
Citibank NA	18,383	—	—	—	18,383

	$66,428	$—	$—	$—	$66,428

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock GNMA Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	$—	$952,190,956	$—	$952,190,956
U.S. Treasury Obligations	—	4,406,069	—	4,406,069
Short-Term Securities	3,163,813	—	—	3,163,813
Options Purchased:
Interest rate contracts	7,500	—	—	7,500
Liabilities:
TBA Sale Commitments	—	(306,631,059)	—	(306,631,059)

	$3,171,313	$649,965,966	$—	$653,137,279

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$756,328	$286,604	$—	$1,042,932
Liabilities:
Interest rate contracts	(50,379)	(66,428)	—	(116,807)

	$705,949	$220,176	$—	$926,125

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $143,955,354 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments September 30, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 2.8%(a)
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.86%, 09/15/26(b)	USD	1,840	$1,845,027
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.51%, 06/15/27(b)		1,097	1,098,714
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.51%, 08/15/30(b)		5,800	5,804,918
OCP CLO Ltd., Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.40%), 3.71%, 11/22/25(b)		4,584	4,587,058
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 06/12/32		2,162	2,131,844
Series 2017-SFR1, Class A, 2.77%, 08/17/34		977	941,723

Total Asset-Backed Securities — 2.8% (Cost: $16,459,698)			16,409,284

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos, 5.35%, 02/12/28(a)		192	180,960

Total Foreign Agency Obligations — 0.0% (Cost: $183,568)			180,960

Foreign Government Obligations — 0.4%

Colombia — 0.1%
Republic of Colombia, 4.38%, 07/12/21		200	203,800

Indonesia — 0.0%
Republic of Indonesia, 7.50%, 05/15/38	IDR	2,479,000	151,013

Japan — 0.2%
Japan Government CPI Linked Bond, 0.10%, 03/10/28	JPY	135,705	1,246,925

Saudi Arabia — 0.0%
Kingdom of Saudi Arabia, 4.50%, 04/17/30(a)	USD	200	200,800

South Africa — 0.1%
Republic of South Africa:
5.50%, 03/09/20		215	219,300
6.25%, 03/31/36	ZAR	4,508	226,942
8.50%, 01/31/37		1,884	118,322

			564,564

Total Foreign Government Obligations — 0.4% (Cost: $2,410,813)			2,367,102

Non-Agency Mortgage-Backed Securities — 2.9%

Collateralized Mortgage Obligations — 0.5%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	1,328	1,315,154
Series 2018-3, Class MA, 3.50%, 08/25/57		1,810	1,792,512

			3,107,666

Commercial Mortgage-Backed Securities — 2.0%(a)
AREIT Trust, Series 2018-CRE1, Class A, 2.98%, 02/14/35(c)(d)		1,290	1,290,282
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		4,050	3,937,814
CSMC Trust:
Series 2016-MFF, Class A, 3.76%, 11/15/33(c)		478	480,673
Series 2017-CALI, Class A, 3.43%, 11/10/32		1,180	1,163,304

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34	USD	1,840	$1,817,345
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 3.46%, 12/15/34(c)		1,319	1,319,279
LMREC, Inc., Series 2016-CRE2, Class A, 2.70%, 11/24/31(c)		780	780,000
RAIT Trust, Series 2017-FL7, Class A, 3.11%, 06/15/37(c)		1,350	1,350,515

			12,139,212

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.90%, 05/10/58		7,515	728,965
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34		28,981	643,457
Series 2015-WEST, Class XA, 1.08%, 02/10/37		14,427	751,704

			2,124,126

Total Non-Agency Mortgage-Backed Securities — 2.9% (Cost: $17,788,161)			17,371,004

U.S. Government Sponsored Agency Securities — 72.8%

Agency Obligations — 0.7%
Federal Home Loan Bank, 4.00%, 04/10/28		4,100	4,283,360
Federal National Mortgage Association Variable Rate Notes, Series 1996-W1, Class AL, (LIBOR USD 3 Month + 0.00%), 7.25%, 03/25/26(b)		6	7,113
Small Business Administration, 5.50%, 10/01/18		12	12,021

			4,302,494
Collateralized Mortgage Obligations — 2.4%
Federal National Mortgage Association:
Series 2017-69, Class HA, 3.00%, 06/25/46		5,931	5,795,805
Series 2014-27, Class VC, 4.00%, 05/25/31		3,236	3,291,196
Series 2011-8, Class ZA, 4.00%, 02/25/41		3,041	3,061,417
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.81%, 07/20/39(e)		1,596	1,750,417

			13,898,835
Interest Only Commercial Mortgage-Backed Securities — 2.7%
Federal Home Loan Mortgage Corp. Variable Rate Notes(e):
Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)		203,786	535,651
Series K064, Class X1, 0.74%, 03/25/27		13,635	593,944
Federal National Mortgage Association ACES Variable Rate Notes(e):
Series 2015-M1, Class X2, 0.65%, 09/25/24		68,430	1,772,470
Series 2016-M4, Class X2, 2.69%, 01/25/39		3,673	364,176
Government National Mortgage Association Variable Rate Notes:
Series 2005-50, 0.43%, 06/16/45(e)		1,940	15,537
Series 2005-9, 0.56%, 01/16/45(e)		4,022	59,235
Series 2017-54, 0.65%, 12/16/58(e)		1,751	106,839
Series 2017-168, 0.66%, 12/16/59(e)		7,244	458,504
Series 2017-72, 0.68%, 04/16/57(e)		12,785	807,504
Series 2017-53, 0.69%, 11/16/56(e)		19,993	1,176,525
Series 2017-44, 0.70%, 04/17/51(e)		7,256	444,629
Series 2017-64, 0.72%, 11/16/57(e)		3,444	226,806
Series 2017-30, 0.76%, 08/16/58(e)		7,258	468,048
Series 2017-61, 0.77%, 05/16/59(e)		4,900	364,023
Series 2016-22, 0.77%, 11/16/55(e)		25,677	1,371,819

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes: (continued)
Series 2016-45, 1.01%, 02/16/58(e)	USD	35,531		$2,695,580
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.13%, 04/16/58(b)		38,140		3,112,479
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.19%, 02/16/58(b)		15,758		1,433,717
Series 2006-30, 2.30%, 05/16/46(e)		1,181		68,355

				16,075,841

Mortgage-Backed Securities — 67.0%
Federal Home Loan Mortgage Corp.:
2.50%, 09/01/27 - 02/01/32		2,546		2,463,199
2.50%, 10/15/33(f)		2,218		2,138,211
3.00%, 09/01/27 - 12/01/46		6,175		6,007,624
3.00%, 10/15/33 - 10/15/48(f)		3,657		3,567,052
3.50%, 10/15/33 - 10/15/48(f)		1,821		1,823,069
3.50%, 12/01/40 - 01/01/48		26,498		26,246,000
4.00%, 10/15/33 - 10/15/48(f)		4,518		4,568,918
4.00%, 08/01/40 - 06/01/48		9,508		9,670,808
4.50%, 02/01/39 - 08/01/48		3,289		3,419,912
4.50%, 10/15/48(f)		1,511		1,559,457
5.00%, 04/01/36 - 10/01/41		1,337		1,418,727
5.00%, 10/15/48(f)		274		287,679
5.50%, 06/01/41		1,360		1,466,323
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		1,468		1,376,961
2.50%, 09/01/28 - 02/01/33		8,374		8,098,090
2.50%, 10/25/33(f)		2,369		2,285,659
3.00%, 04/01/28 - 03/01/47		54,184		52,776,397
3.00%, 10/25/33 - 11/25/48(f)		18,079		17,548,167
3.50%, 11/01/28 - 01/01/48		42,050		41,769,353
3.50%, 10/25/33 - 10/25/48(f)		17,706		17,427,208
4.00%, 09/01/33 - 04/01/48		43,644		44,431,592
4.50%, 02/01/25 - 08/01/48		26,344		27,359,262
4.50%, 10/25/48(f)		2,156		2,223,977
5.00%, 11/01/32 - 06/01/45		1,233		1,307,756
5.00%, 10/25/48(f)		1,162		1,219,744
5.50%, 02/01/35 - 04/01/41		4,123		4,449,159
6.00%, 05/01/33 - 06/01/41		3,748		4,122,525
6.50%, 05/01/40		853		941,401
Government National Mortgage Association:
3.00%, 02/15/45 - 07/20/47		19,606		19,032,760
3.00%, 10/15/48(f)		1,228		1,189,512
3.50%, 01/15/42 - 10/20/46		29,300		29,206,649
3.50%, 10/15/48(f)		4,117		4,093,505
4.00%, 04/20/39 - 01/15/48		4,047		4,148,569
4.00%, 10/15/48 - 11/15/48(f)		29,740		30,224,275
4.50%, 12/20/39 - 09/20/48		5,850		6,095,227
4.50%, 10/15/48(f)		7,870		8,132,893
5.00%, 12/15/38 - 07/20/41		3,235		3,438,883
7.00%, 06/15/23 - 03/15/24		—	(g)	61

				397,536,564

Total U.S. Government Sponsored Agency Securities — 72.8% (Cost: $443,571,421)				431,813,734

U.S. Treasury Obligations — 57.5%
U.S. Treasury Bonds:
4.25%, 05/15/39		2,055		2,396,483
4.50%, 08/15/39		1,996		2,404,790
4.38%, 11/15/39		2,003		2,376,763
3.13%, 02/15/43(h)		7,800		7,705,547
2.88%, 05/15/43 - 11/15/46		10,067		9,506,720
3.63%, 08/15/43		7,444		7,988,052
3.75%, 11/15/43		7,900		8,650,191
3.00%, 02/15/47		1,419		1,367,506
3.00%, 08/15/48(h)		10,690		10,287,872

Security		Par (000)	Value
U.S. Treasury Obligations (continued)
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23	USD	5,900	$5,908,138
U.S. Treasury Notes:
1.25%, 08/31/19		20,000	19,749,219
1.00%, 10/15/19(h)		20,000	19,658,594
1.63%, 06/30/20 - 10/31/23		36,000	34,795,587
2.63%, 08/31/20 - 05/15/21(h)		50,703	50,457,573
1.13%, 06/30/21		14,000	13,355,781
2.25%, 07/31/21 - 02/15/27		38,104	36,750,394
2.13%, 09/30/21		14,000	13,693,750
1.88%, 04/30/22		14,000	13,508,359
2.75%, 08/31/23 - 08/31/25(h)		38,390	37,956,818
2.00%, 04/30/24 - 11/15/26		37,277	35,135,096
2.88%, 08/15/28(h)		7,870	7,748,876

Total U.S. Treasury Obligations — 57.5% (Cost: $347,336,508)			341,402,109

Total Long-Term Investments — 136.4% (Cost: $827,750,169)			809,544,193

Short-Term Securities — 2.3%

Certificates of Deposit — 0.5%

Domestic — 0.1%
Wells Fargo Bank NA, 2.70%, 04/16/19		620	620,438

Yankee — 0.4%(i)
Canadian Imperial Bank of Commerce, New York, 2.66%, 04/17/19		1,280	1,280,381
MUFG Bank Ltd., New York, 2.68%, 04/17/19(a)		1,280	1,280,461

			2,560,842

Total Certificates of Deposit — 0.5% (Cost: $3,180,000)			3,181,280

Commercial Paper — 0.7%(j)
AT&T, Inc.:
2.84%, 12/06/18		830	825,888
2.97%, 03/07/19		830	819,929
Societe Generale SA, 2.72%, 04/12/19		1,280	1,262,216
Sumitomo Mitsui Banking Corp., 2.68%, 04/17/19		1,280	1,261,540

Total Commercial Paper — 0.7% (Cost: $4,168,683)			4,169,573

		Shares
Money Market Funds — 1.1%(k)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%(l)		6,255,598	6,255,598
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.89%		35,720	35,720

Total Money Market Funds — 1.1% (Cost: $6,291,318)			6,291,318

Total Short-Term Securities — 2.3% (Cost: $13,640,001)			13,642,171

Total Options Purchased — 0.1% (Cost: $1,090,449)			898,146

Total Investments Before Options Written and TBA Sale Commitments — 138.8% (Cost: $842,480,619)			824,084,510

Total Options Written — 0.0% (Premium Received — $226,610)			(181,760)

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
TBA Sale Commitments — (22.8)%(f)

Mortgage-Backed Securities — (22.8)%
Federal Home Loan Mortgage Corp.:
2.50%, 10/15/33	USD	3,704	$(3,570,755)
3.00%, 10/15/48		489	(467,867)
3.50%, 10/15/48		9,214	(9,068,874)
5.00%, 10/15/48		28	(29,398)
Federal National Mortgage Association:
2.00%, 10/25/33		1,466	(1,374,338)
2.50%, 10/25/33		2,000	(1,929,559)
3.00%, 10/25/33 - 10/25/48		2,603	(2,496,676)
3.50%, 10/25/33 - 11/25/48		37,747	(37,211,581)
4.00%, 10/25/33 - 10/25/48		25,782	(26,047,177)
4.50%, 10/25/33 - 10/25/48		10,677	(11,006,014)
5.50%, 10/25/48		2,358	(2,516,244)
6.00%, 10/25/48		2,510	(2,711,486)
Government National Mortgage Association:
3.00%, 10/15/48		10,382	(10,053,834)
3.50%, 10/15/48		4,613	(4,586,871)
4.00%, 10/15/48		13,392	(13,619,560)
4.50%, 10/15/48		7,263	(7,505,616)
5.00%, 10/15/48		1,008	(1,052,618)

Total TBA Sale Commitments — (22.8)% (Proceeds: $135,762,348)			(135,248,468)

Total Investments Net of Options Written and TBA Sale Commitments —116.0% (Cost: $706,491,661)			688,654,282
Liabilities in Excess of Other Assets — (16.0)%			(95,029,836)

Net Assets — 100.0%			$593,624,446

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	Amount is less than $500.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Issuer is a U.S. branch of a foreign domiciled bank.
(j)	Rates are discount rates or a range of discount rates as of period end.
(k)	Annualized 7-day yield as of period end.

(l)

During the year ended September 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,571,022	684,576	6,255,598	$6,255,598	$97,736	$17	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.93%	09/28/18	10/01/18	$27,215,937	$27,220,314	U.S. Treasury Obligations	Overnight
Credit Suisse AG NY Branch	2.37%	09/28/18	10/01/18	19,750,000	19,753,901	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	2.37%	09/28/18	10/01/18	23,540,949	23,545,598	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.10%	09/28/18	10/01/18	7,791,300	7,792,664	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.10%	09/28/18	10/01/18	10,396,025	10,397,844	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.15%	09/28/18	10/01/18	12,482,000	12,484,236	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.28%	09/28/18	10/01/18	25,589,063	25,593,925	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.35%	09/28/18	10/01/18	7,770,750	7,772,272	U.S. Treasury Obligations	Overnight

				$134,536,024	$134,560,754

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	10	12/06/18	$1,438	$(26,584)
Euro-Schatz	114	12/06/18	14,795	1,850
U.S. Treasury Long Bond	36	12/19/18	5,058	(34,911)
U.S. Treasury Ultra Bond	2	12/19/18	309	(40)
U.S. Treasury 2 Year Note	648	12/31/18	136,556	(325,468)
U.S. Treasury 5 Year Note	112	12/31/18	12,597	(58,483)
90-Day Eurodollar	260	09/16/19	62,998	6,142
90-Day Eurodollar	773	03/16/20	187,134	(261,935)

				(699,429)

Short Contracts
Japan 10 Year Bond	7	12/13/18	9,247	14,771
U.S. Treasury 10 Year Note	112	12/19/18	13,304	4,108
90-Day Eurodollar	114	12/14/20	27,598	23,955
90-Day Eurodollar	644	03/15/21	155,937	201,110

				243,944

				$(455,485)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	3,348,864	USD	228,000	JP Morgan Chase Bank NA	10/01/18	$8,815
BRL	1,174,433	USD	287,000	Goldman Sachs International	10/02/18	3,806
USD	228,914	EUR	195,000	Morgan Stanley & Co. International plc	10/03/18	2,491
USD	66,000	RUB	4,231,847	Barclays Bank plc	10/05/18	1,424
USD	322,000	RUB	20,448,610	Deutsche Bank AG	10/05/18	9,965
USD	76,000	ZAR	1,069,903	JP Morgan Chase Bank NA	10/05/18	373
ZAR	2,335,428	USD	152,000	Goldman Sachs International	10/05/18	13,082
MXN	42,667	USD	2,185	Citibank NA	10/09/18	93
MXN	78,271	USD	4,010	HSBC Bank plc	10/09/18	168
MXN	46,964	USD	2,406	Morgan Stanley & Co. International plc	10/09/18	101
IDR	1,360,800,000	USD	90,000	JP Morgan Chase Bank NA	10/12/18	1,240
USD	580,145	ZAR	7,985,522	Bank of America NA	10/16/18	16,529
ZAR	535,000	USD	35,130	Deutsche Bank AG	10/16/18	2,630
MXN	4,318,662	USD	228,000	Goldman Sachs International	10/17/18	2,184
USD	161,334	IDR	2,382,735,567	Morgan Stanley & Co. International plc	10/19/18	1,786
TRY	1,742,023	USD	273,000	BNP Paribas SA	10/22/18	11,798
CLP	105,810,120	USD	156,000	Citibank NA	10/24/18	4,947
CLP	41,856,672	USD	62,400	Barclays Bank plc	10/26/18	1,271
RUB	5,022,270	USD	76,000	Goldman Sachs International	10/26/18	464
ZAR	3,282,653	USD	228,000	Bank of America NA	11/01/18	3,182
USD	6,155,326	JPY	679,372,000	Royal Bank of Scotland	11/05/18	160,810
MXN	955,770	USD	50,000	Barclays Bank plc	11/26/18	619
MXN	7,029,067	USD	361,000	HSBC Bank plc	11/26/18	11,267
USD	2,513	JPY	277,000	Barclays Bank plc	11/26/18	66
USD	6,259,976	JPY	689,614,000	Toronto Dominion Bank	11/26/18	165,519
AUD	66,000	USD	47,632	Morgan Stanley & Co. International plc	12/19/18	106
CAD	946,122	EUR	619,000	Morgan Stanley & Co. International plc	12/19/18	10,210
CAD	1,618,425	USD	1,245,000	Deutsche Bank AG	12/19/18	10,167
NOK	5,033,665	USD	619,000	Deutsche Bank AG	12/19/18	1,624
NZD	495,714	JPY	37,022,384	JP Morgan Chase Bank NA	12/19/18	760
NZD	60,000	USD	39,702	Deutsche Bank AG	12/19/18	87
USD	2,191,930	EUR	1,690,000	Deutsche Bank AG	12/13/19	149,638
USD	2,206,126	EUR	1,690,000	Deutsche Bank AG	02/25/20	149,588

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,252,845	JPY	225,690,000	HSBC Bank plc	03/16/20	$168,705

						915,515

USD	56,829	MXN	1,068,772	BNP Paribas SA	10/01/18	(282)
USD	171,171	MXN	3,218,891	Royal Bank of Scotland	10/01/18	(834)
USD	45,000	MXN	845,067	UBS AG	10/01/18	(157)
USD	228,000	ZAR	3,269,474	Bank of America NA	10/01/18	(3,201)
USD	124,000	BRL	515,355	Barclays Bank plc	10/02/18	(3,609)
USD	82,000	BRL	341,727	Morgan Stanley & Co. International plc	10/02/18	(2,616)
USD	81,000	BRL	338,009	UBS AG	10/02/18	(2,696)
EUR	195,000	USD	227,839	Goldman Sachs International	10/03/18	(1,416)
RUB	24,894,856	USD	388,000	BNP Paribas SA	10/05/18	(8,118)
USD	18,587	ZAR	281,967	Barclays Bank plc	10/05/18	(1,344)
USD	57,413	ZAR	871,380	Morgan Stanley & Co. International plc	10/05/18	(4,181)
USD	46,000	IDR	695,878,800	Barclays Bank plc	10/12/18	(658)
USD	38,000	TRY	237,709	Bank of America NA	10/22/18	(862)
USD	160,000	TRY	993,360	BNP Paribas SA	10/22/18	(2,401)
USD	40,000	TRY	250,296	HSBC Bank plc	10/22/18	(920)
USD	35,000	TRY	219,058	Morgan Stanley & Co. International plc	10/22/18	(813)
USD	324,200	IDR	4,863,000,000	Morgan Stanley & Co. International plc	10/26/18	(998)
USD	126,670	TWD	3,879,260	Bank of America NA	10/26/18	(951)
USD	253,331	TWD	7,752,793	Morgan Stanley & Co. International plc	10/26/18	(1,723)
IDR	3,212,230,000	USD	218,000	Barclays Bank plc	10/31/18	(3,394)
USD	8,818	ZAR	126,890	Barclays Bank plc	10/31/18	(119)
USD	4,409	ZAR	63,395	BNP Paribas SA	10/31/18	(56)
USD	18,683	ZAR	268,736	HSBC Bank plc	10/31/18	(246)
USD	44,090	ZAR	633,749	Morgan Stanley & Co. International plc	10/31/18	(548)
USD	273,000	MXN	5,159,844	Barclays Bank plc	11/01/18	(1,263)
USD	7,830	ZAR	113,062	Citibank NA	11/01/18	(133)
USD	80,170	ZAR	1,159,182	JP Morgan Chase Bank NA	11/01/18	(1,466)
USD	140,000	ZAR	2,022,270	Royal Bank of Scotland	11/01/18	(2,419)
BRL	580,027	USD	143,500	BNP Paribas SA	11/05/18	(264)
BRL	577,587	USD	143,500	UBS AG	11/05/18	(866)
JPY	679,372,000	USD	6,036,436	JP Morgan Chase Bank NA	11/05/18	(41,920)
USD	287,000	BRL	1,177,647	Goldman Sachs International	11/05/18	(3,817)
ZAR	1,074,235	USD	76,000	JP Morgan Chase Bank NA	11/05/18	(387)
JPY	689,891,000	USD	6,139,178	JP Morgan Chase Bank NA	11/26/18	(42,272)
USD	374,600	MXN	7,222,959	Royal Bank of Scotland	11/26/18	(7,936)
AUD	619,000	SEK	3,965,724	JP Morgan Chase Bank NA	12/19/18	(1,655)
EUR	619,000	CAD	941,071	Morgan Stanley & Co. International plc	12/19/18	(6,293)
EUR	619,000	JPY	81,874,201	Bank of America NA	12/19/18	(1,758)
JPY	80,912,646	EUR	619,000	JP Morgan Chase Bank NA	12/19/18	(6,761)
JPY	63,927,811	NZD	867,000	Citibank NA	12/19/18	(8,631)
SEK	3,950,739	AUD	619,000	Morgan Stanley & Co. International plc	12/19/18	(43)
USD	1,245,000	CAD	1,618,479	Citibank NA	12/19/18	(10,208)
EUR	1,690,000	USD	2,067,749	JP Morgan Chase Bank NA	12/13/19	(25,457)
EUR	1,690,000	USD	2,082,663	JP Morgan Chase Bank NA	02/25/20	(26,125)
JPY	225,690,000	USD	2,091,271	JP Morgan Chase Bank NA	03/16/20	(7,132)

						(238,949)

	Net Unrealized Appreciation					$676,566

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
U.S. Treasury 10 Year Note	524	10/05/18	USD 118.50	USD 52,400	$ 57,312
U.S. Treasury 10 Year Note	162	10/26/18	USD 117.50	USD 16,200	10,125

					$ 67,437

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	One-Touch	Morgan Stanley & Co. International plc	10/25/18	MXN	16.50	MXN	16.50	USD	18	$1
USD Currency	One-Touch	Deutsche Bank AG	10/31/18	BRL	3.60	BRL	3.60	USD	18	2,513
USD Currency	Down and Out	Deutsche Bank AG	11/08/18	BRL	3.90	BRL	3.65	USD	180	604

										$3,118

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	HSBC Bank USA NA	10/18/18	ZAR	12.63	USD	3,683	$50

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	8,720	$412,232

Put
10-Year Interest Rate Swap	3.21%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/05/18	3.21%	USD	16,396	3,032
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	8,720	412,277

										415,309

										$827,541

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
90-Day Eurodollar December 2018 Futures	381	12/14/18	USD	96.75	USD	95,250	$(69,056)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.78%	Semi-Annual	JP Morgan Chase Bank NA	11/29/18	2.78%	USD	56,260	$(6,773)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Citibank NA	03/05/19	2.70%	USD	31,300	(13,740)

										(20,513)

Put
2-Year Interest Rate Swap	3.08%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	11/29/18	3.08%	USD	56,260	(55,791)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/04/19	3.20%	USD	14,500	(18,200)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/04/19	3.20%	USD	14,500	(18,200)

										(92,191)

										$(112,704)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD	3,138	$(61,604)	$(59,252)	$(2,352)

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.63%	At Termination	06/15/28	EUR	2,450	$3,493	$—	$3,493

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	01/28/19	MXN	28,737	$4,640	$—	$4,640
1.37%	Semi-Annual	3 month LIBOR	Quarterly	11/30/20	USD	10,970	344,828	—	344,828
28 day MXIBTIIE	Monthly	7.66%	Monthly	02/22/21	MXN	8,616	(2,638)	—	(2,638)
28 day MXIBTIIE	Monthly	7.86%	Monthly	09/24/21	MXN	15,638	(359)	—	(359)
28 day MXIBTIIE	Monthly	7.87%	Monthly	09/24/21	MXN	15,539	(134)	—	(134)
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	3,205	4,683	—	4,683
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	4,224	6,213	—	6,213
2.50%	Semi-Annual	3 month LIBOR	Quarterly	01/29/23	USD	11,601	260,762	—	260,762
3 month LIBOR	Quarterly	2.13%	Semi-Annual	08/25/25	USD	130	(7,726)	—	(7,726)
8.14%	Quarterly	3 month JIBAR	Quarterly	08/01/28	ZAR	11,832	18,422	—	18,422

							$628,691	$—	$628,691

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	460	$(5,025)	$(2,272)	$(2,753)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	160	869	1,612	(743)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	110	598	1,109	(511)
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	896	4,867	8,642	(3,775)

							$1,309	$9,091	$(7,782)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	9,141	$(800)	$—	$(800)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	10,969	(969)	—	(969)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	15,600	(2,184)	—	(2,184)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	8,850	(1,238)	—	(1,238)
8.53%	At Termination	1 day BZDIOVER	At Termination	Goldman Sachs International	01/02/20	BRL	5,000	(4,176)	—	(4,176)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	5,716	(27,891)	—	(27,891)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	7,502	36,879	—	36,879

								$(379)	$—	$(379)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.12
3 month JIBAR	Johannesburg Interbank Average Rate	7.00
3 month LIBOR	London Interbank Offered Rate	2.40

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(59,252)	$643,041	$(13,209)	$—
OTC Swaps	11,363	(2,272)	36,879	(45,040)	—
Options Written	N/A	N/A	77,830	(32,980)	(181,760)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$251,936	$—	$251,936
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	915,515	—	—	915,515
Options purchased
Investments at value — unaffiliated(b)	—	—	—	3,168	894,978	—	898,146
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	639,548	3,493	643,041
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	11,363	—	—	36,879	—	48,242

	$—	$11,363	$—	$918,683	$1,823,341	$3,493	$2,756,880

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$707,421	$—	$707,421
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	238,949	—	—	238,949
Options written
Options written, at value	—	—	—	—	181,760	—	181,760
Swaps — centrally cleared
Net unrealized depreciation(a)	—	2,352	—	—	10,857	—	13,209
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	10,054	—	—	37,258	—	47,312

	$—	$12,406	$—	$238,949	$937,296	$—	$1,188,651

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,522,990	$—	$2,522,990
Forward foreign currency exchange contracts	—	—	—	549,359	—	—	549,359
Options purchased(a)	—	—	—	(309,732)	517,035	—	207,303
Options written	—	—	—	7,725	810,354	—	818,079
Swaps	—	(144,745)	—	—	(1,013,367)	(59,021)	(1,217,133)

	$—	$(144,745)	$—	$247,352	$2,837,012	$(59,021)	$2,880,598

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(664,088)	$—	$(664,088)
Forward foreign currency exchange contracts	—	—	—	651,467	—	—	651,467
Options purchased(b)	—	—	—	(5,723)	(182,889)	—	(188,612)
Options written	—	—	—	—	58,407	—	58,407
Swaps	—	46,948	—	—	490,119	(14,378)	522,689

	$—	$46,948	$—	$645,744	$(298,451)	$(14,378)	$379,863

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$200,239,245
Average notional value of contracts — short	166,432,456
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	37,909,810
Average amounts sold — in USD	20,071,582
Options:
Average value of option contracts purchased	253,431
Average value of option contracts written	117,988
Average notional value of swaption contracts purchased	30,094,000
Average notional value of swaption contracts written	159,195,000
Credit default swaps:
Average notional value — buy protection	5,636,750
Interest rate swaps:
Average notional value — pays fixed rate	124,768,166
Average notional value — receives fixed rate	137,543,276
Inflation Swaps:
Average notional value — receives fixed rate	3,918,409

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$108,187	$75,563
Forward foreign currency exchange contracts	915,515	238,949
Options(a)	898,146	181,760
Swaps — Centrally cleared	—	16,800
Swaps — OTC(b)	48,242	47,312

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,970,090	$560,384
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(175,624)	(161,419)

Total derivative assets and liabilities subject to an MNA	$1,794,466	$398,965

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$19,711	$(6,772)	$—	$—	$12,939
Barclays Bank plc	3,380	(3,380)	—	—	—
BNP Paribas SA	11,798	(11,798)	—	—	—
Citibank NA	10,793	(10,793)	—	—	—
Deutsche Bank AG	363,695	—	—	—	363,695
Goldman Sachs International	28,178	(28,178)	—	—	—
HSBC Bank plc	180,140	(1,166)	—	—	178,974
HSBC Bank USA NA	50	—	—	—	50
JP Morgan Chase Bank NA	835,697	(217,946)	—	(617,751)	—
Morgan Stanley & Co. International plc	14,695	(14,695)	—	—	—
Royal Bank of Scotland	160,810	(11,189)	—	—	149,621
Toronto Dominion Bank	165,519	—	—	—	165,519

	$1,794,466	$(305,917)	$—	$(617,751)	$870,798

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$6,772	$(6,772)	$—	$—	$—
Barclays Bank plc	10,387	(3,380)	—	—	7,007
BNP Paribas SA	16,146	(11,798)	—	—	4,348
Citibank NA	73,350	(10,793)	—	—	62,557
Goldman Sachs International	41,075	(28,178)	—	—	12,897
HSBC Bank plc	1,166	(1,166)	—	—	—
JP Morgan Chase Bank NA	217,946	(217,946)	—	—	—
Morgan Stanley & Co. International plc	17,215	(14,695)	—	—	2,520
Royal Bank of Scotland	11,189	(11,189)	—	—	—
UBS AG	3,719	—	—	—	3,719

	$398,965	$(305,917)	$—	$—	$93,048

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) September 30, 2018	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$16,409,284	$—	$16,409,284
Foreign Agency Obligations	—	180,960	—	180,960
Foreign Government Obligations	—	2,367,102	—	2,367,102
Non-Agency Mortgage-Backed Securities	—	16,080,722	1,290,282	17,371,004
U.S. Government Sponsored Agency Securities	—	431,813,734	—	431,813,734
U.S. Treasury Obligations	—	341,402,109	—	341,402,109
Short-Term Securities:
Certificates of Deposit	—	3,181,280	—	3,181,280
Commercial Paper	—	4,169,573	—	4,169,573
Money Market Funds	6,291,318	—	—	6,291,318
Options Purchased:
Foreign currency exchange contracts	—	3,168	—	3,168
Interest rate contracts	67,437	827,541	—	894,978
Liabilities:
TBA Sale Commitments	—	(135,248,468)	—	(135,248,468)

	$6,358,755	$681,187,005	$1,290,282	$688,836,042

Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$915,515	$—	$915,515
Interest rate contracts	251,936	676,427	—	928,363
Other contracts	—	3,493	—	3,493
Liabilities:
Credit contracts	—	(10,134)	—	(10,134)
Foreign currency exchange contracts	—	(238,949)	—	(238,949)
Interest rate contracts	(776,477)	(160,819)	—	(937,296)

	$(524,541)	$1,185,533	$—	$660,992

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $134,560,754 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

September 30, 2018

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated(a)	$559,209,817	$956,604,525	$817,828,912
Investments at value — affiliated(b)	22,456,218	3,163,813	6,255,598
Cash	231,532	—	147,574
Due from broker	—	310,000	—
Cash pledged:
Collateral — options written	250,000	—	—
Futures contracts	728,079	938,310	710,650
Centrally cleared swaps	400,000	239,000	291,560
Foreign currency at value(c)	2,775,198	—	1,590,493
Receivables:
Investments sold	3,919,708	55,089,943	23,345,791
TBA sale commitments	—	307,099,591	135,762,348
Capital shares sold	2,184,747	1,673,844	1,341,965
Dividends — affiliated	28,483	7,256	5,250
Dividends — unaffiliated	—	221	—
Interest — unaffiliated	5,262,471	2,768,370	3,287,642
From the Manager	102,696	124,528	207,102
Variation margin on futures contracts	48,044	19,075	108,187
Variation margin on centrally cleared swaps	5,556	—	—
Swap premiums paid	107,323	—	11,363
Unrealized appreciation on:
Forward foreign currency exchange contracts	679,262	—	915,515
OTC swaps	12,290	—	36,879
Unfunded floating rate loan interests	246	—	—
Prepaid expenses	47,798	39,694	52,127

Total assets	598,449,468	1,328,078,170	991,898,956

LIABILITIES
Bank overdraft	—	335,190	—
Cash received:
Collateral — OTC derivatives	—	—	840,000
Collateral — TBA commitments	—	980,000	—
Options written at value(d)	168,753	66,428	181,760
TBA sale commitments at value(e)	—	306,631,059	135,248,468
Reverse repurchase agreements at value	—	143,955,354	134,560,754
Payables:
Investments purchased	16,634,470	431,574,206	122,955,743
Administration fees	19,721	6,063	9,821
Board realignment and consolidation	75,241	97,693	134,185
Capital shares redeemed	1,559,398	1,189,333	2,498,987
Custodian fees	15,214	38,852	36,201
Income dividend distributions	215,473	401,794	744,714
Investment advisory fees	175,536	71,487	123,781
Trustees’ and Officer’s fees	4,343	4,750	5,051
Other affiliates	—	1,252	1,349
Professional fees	128,618	93,274	89,817
Service and distribution fees	40,797	66,857	127,134
Transfer agent fees	167,294	171,280	222,558
Other accrued expenses	317,173	84,119	115,563
Variation margin on futures contracts	69,838	44,755	75,563
Variation margin on centrally cleared swaps	—	15,928	16,800
Swap premiums received	130,162	—	2,272
Unrealized depreciation on:
Forward foreign currency exchange contracts	16,555	—	238,949
OTC swaps	69,460	—	45,040
Unfunded floating rate loan interests	163	—	—

Total liabilities	19,808,209	885,829,674	398,274,510

NET ASSETS	$578,641,259	$442,248,496	$593,624,446

NET ASSETS CONSIST OF
Paid-in capital	$585,772,433	$524,601,121	$666,697,319
Undistributed (distributions in excess of) net investment income	(94,529)	7,754	(1,459,210)
Accumulated net realized loss	(3,586,712)	(65,601,008)	(54,625,711)
Net unrealized appreciation (depreciation)	(3,449,933)	(16,759,371)	(16,987,952)

NET ASSETS	$578,641,259	$442,248,496	$593,624,446

(a) Investments at cost — unaffiliated	$563,626,031	$974,936,013	$836,225,021
(b) Investments at cost — affiliated	$22,349,103	$3,163,813	$6,255,598
(c) Foreign currency at cost	$2,788,087	$—	$1,587,965
(d) Premiums received	$295,444	$177,460	$226,610
(e) Proceeds from TBA sale commitments	$—	$307,099,591	$135,762,348

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Assets and Liabilities  (continued)

September 30, 2018

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$457,518,411	$249,030,112	$166,465,426

Share outstanding(a)	45,155,936	27,274,729	16,588,976

Net asset value	$10.13	$9.13	$10.03

Service
Net assets	—	$7,592,419	$541,222

Share outstanding(a)	—	832,908	53,960

Net asset value	—	$9.12	$10.03

Investor A
Net assets	$75,461,691	$120,582,435	$353,769,805

Share outstanding(a)	7,449,241	13,151,040	35,174,013

Net asset value	$10.13	$9.17	$10.06

Investor C
Net assets	$29,812,493	$44,241,457	$35,014,421

Share outstanding(a)	2,942,120	4,846,706	3,486,503

Net asset value	$10.13	$9.13	$10.04

Investor C1
Net assets	—	—	$16,656,340

Share outstanding(a)	—	—	1,658,814

Net asset value	—	—	$10.04

Class K
Net assets	$15,848,664	$20,802,073	$1,517,231

Share outstanding(a)	1,564,365	2,286,093	151,183

Net asset value	$10.13	$9.10	$10.04

Class R
Net assets	—	—	$19,660,001

Share outstanding(a)	—	—	1,955,028

Net asset value	—	—	$10.06

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended September 30, 2018

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$353,696	$137,726	$97,736
Dividends — unaffiliated	152,068	1,994	2,031
Interest — unaffiliated	24,173,677	17,881,272	18,822,182
Foreign taxes withheld	(1,333)	—	(2,233)

Total investment income	24,678,108	18,020,992	18,919,716

EXPENSES
Investment advisory	2,550,295	1,736,098	2,478,925
Service and distribution — class specific	547,593	917,543	1,615,578
Transfer agent — class specific	474,901	627,748	1,191,981
Accounting services	295,228	89,778	120,243
Administration	216,445	216,414	266,752
Registration	120,182	91,604	106,816
Administration — class specific	102,005	102,156	127,132
Professional	99,397	91,253	99,849
Board realignment and consolidation	75,241	97,693	134,185
Printing	65,278	28,057	42,825
Custodian	60,965	78,070	108,069
Recoupment of past waived and/or reimbursed fees — class specific	46,184	—	—
Trustees and Officer	22,014	21,807	23,428
Offering	—	—	27,216
Miscellaneous	160,975	122,206	83,420

Total expenses excluding interest expense	4,836,703	4,220,427	6,426,419
Interest expense	—	2,120,457	2,001,864

Total expenses	4,836,703	6,340,884	8,428,283
Less:
Fees waived and/or reimbursed by the Manager	(759,377)	(678,338)	(841,701)
Transfer agent fees waived and/or reimbursed — class specific	(242,772)	(384,756)	(980,104)
Administration fees waived — class specific	(100,356)	(102,138)	(127,127)

Total expenses after fees waived and/or reimbursed	3,734,198	5,175,652	6,479,351

Net investment income	20,943,910	12,845,340	12,440,365

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	202,509	—	—
Investments — unaffiliated	1,024,849	(3,437,667)	(10,932,892)
Capital gain distributions from investment companies — affiliated	115	29	17
Forward foreign currency exchange contracts	1,946,741	—	549,359
Foreign currency transactions	1,496,340	—	565,658
Futures contracts	(237,409)	4,328,265	2,522,990
Options written	1,208,746	(163,766)	818,079
Short Sales — unaffiliated	—	—	(942,358)
Swaps	67,815	(929,952)	(1,217,133)

	5,709,706	(203,091)	(8,636,280)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(116,316)	—	—
Investments — unaffiliated	(13,848,214)	(21,632,462)	(16,604,932)
Forward foreign currency exchange contracts	(286,154)	—	651,467
Foreign currency translations	(42,220)	—	(29,745)
Futures contracts	251,272	43,799	(664,088)
Options written	169,456	119,905	58,407
Swaps	(64,052)	406,775	522,689
Unfunded floating rate loan interests	(269)	—	—

	(13,936,497)	(21,061,983)	(16,066,202)

Net realized and unrealized loss	(8,226,791)	(21,265,074)	(24,702,482)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,717,119	$(8,419,734)	$(12,262,117)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio
	Year Ended September 30,		Year Ended September 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,943,910	$15,950,947	$12,845,340	$12,262,070
Net realized gain (loss)	5,709,706	(2,456,907)	(203,091)	(6,077,192)
Net change in unrealized appreciation (depreciation)	(13,936,497)	10,211,474	(21,061,983)	(10,313,372)

Net increase (decrease) in net assets resulting from operations	12,717,119	23,705,514	(8,419,734)	(4,128,494)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(16,112,100)	(11,323,119)	(10,078,634)	(11,775,120)
Service	—	—	(279,131)	(305,504)
Investor A	(3,885,278)	(4,484,726)	(4,674,749)	(5,699,352)
Investor C	(986,678)	(1,008,998)	(1,369,949)	(1,631,767)
Class K	(199,081)	(8,787)	(755,655)	(610,213)
From return of capital:
Institutional	—	—	—	(109,581)
Service	—	—	—	(3,087)
Investor A	—	—	—	(57,344)
Investor C	—	—	—	(22,688)
Class K	—	—	—	(5,516)

Decrease in net assets resulting from distributions to shareholders	(21,183,137)	(16,825,630)	(17,158,118)	(20,220,172)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	109,557,535	102,242,781	(116,492,897)	(233,555,136)

NET ASSETS
Total increase (decrease) in net assets	101,091,517	109,122,665	(142,070,749)	(257,903,802)
Beginning of year	477,549,742	368,427,077	584,319,245	842,223,047

End of year	$578,641,259	$477,549,742	$442,248,496	$584,319,245

Undistributed (distributions in excess of) net investment income, end of year	$(94,529)	$(4,374,228)	$7,754	$(545,407)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock U.S. Government Bond Portfolio
	Year Ended September 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,440,365	$10,687,062
Net realized loss	(8,636,280)	(9,813,982)
Net change in unrealized appreciation (depreciation)	(16,066,202)	(8,198,088)

Net decrease in net assets resulting from operations	(12,262,117)	(7,325,008)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(3,998,385)	(3,567,127)
Service	(41,989)	(89,335)
Investor A	(8,369,184)	(8,687,215)
Investor B1	(302)	(1,283)
Investor C	(534,817)	(570,816)
Investor C1	(307,943)	(621,284)
Class K	(17,877)	—
Class R	(389,299)	(426,188)
From return of capital:
Institutional	—	(147,611)
Service	—	(4,202)
Investor A	—	(439,984)
Investor B1	—	(133)
Investor C	—	(48,661)
Investor C1	—	(51,000)
Class R	—	(24,801)

Decrease in net assets resulting from distributions to shareholders	(13,659,796)	(14,679,640)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(55,274,556)	(59,984,837)

NET ASSETS
Total decrease in net assets	(81,196,469)	(81,989,485)
Beginning of year	674,820,915	756,810,400

End of year	$593,624,446	$674,820,915

Distributions in excess of net investment income, end of year	$(1,459,210)	$(1,189,711)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statement of Cash Flows

Year Ended September 30, 2018

BlackRock U.S. Government Bond Portfolio
CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(12,262,117)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	6,702,093,940
Purchases of long term investments	(6,634,163,321)
Net purchases of short-term securities	(8,068,979)
Amortization of premium and accretion of discount on investments	367,872
Premiums received from options written	4,077,544
Premiums paid on closing options written	(3,130,923)
Net realized (gain) loss on investments and options written	11,057,154
Net unrealized (appreciation) depreciation on investments, forward foreign currency exchange contracts, foreign currency transactions, options written and swaps	15,871,702
(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	452
From the Manager	69,651
Interest — unaffiliated	84,848
Variation margin on futures contracts	(19,724)
Swap premiums paid	109,976
Prepaid expenses	(157)
Other assets	18,311
Increase (Decrease) in Liabilities:
Cash Received:
Collateral — OTC derivatives	840,000
Collateral — TBA commitments	(20,000)
Payables:
Investment advisory fees	(27,430)
Professional fees	89,817
Administration fees	9,821
Service and distribution fees	(21,819)
Custodian fees	36,201
Transfer agent fees	222,558
Trustees' and Officer’s fees	(992)
Other accrued expenses	(323,553)
Other affiliates	(51,937)
Board realignment and consolidation	134,185
Variation margin on futures contracts	73,454
Variation margin on centrally cleared swaps	(102,310)
Interest expense and fees	19,880
Swap premiums received	(40,400)

Net cash provided by operating activities	76,943,704

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(2,405,207)
Payments on redemption of capital shares	(193,000,535)
Proceeds from issuance of capital shares	128,168,001
Net borrowing of reverse repurchase agreements	(9,925,073)

Net cash used for financing activities	(77,162,814)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(36,386)

CASH AND FOREIGN CURRENCY
Net decrease in unrestricted and restricted cash and foreign currency	(255,496)
Unrestricted and restricted cash and foreign currency at beginning of year	2,995,773

Unrestricted and restricted cash and foreign currency at end of year	$2,740,277

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,981,984

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$11,158,885

	Year Ended September 30, 2018	Year Ended September 30, 2017
RECONCILIATION OF UNRESTRICTED AND RESTRICTED CASH TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$147,574	$141,783
Foreign currency at value	1,590,493	1,858,780
Cash Pledged:
Futures contracts	710,650	235,650
Centrally cleared swaps	291,560	759,560

	$2,740,277	$2,995,773

See notes to financial statements.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund
	Institutional
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.31	$10.14	$9.99	$10.31	$10.30

Net investment income(a)	0.43	0.41	0.43	0.42	0.47
Net realized and unrealized gain (loss)	(0.18)	0.20	0.16	(0.28)	0.02

Net increase from investment operations	0.25	0.61	0.59	0.14	0.49

Distributions:(b)
From net investment income	(0.43)	(0.44)	(0.44)	(0.45)	(0.45)
From net realized gain	—	—	—	(0.01)	(0.03)

Total distributions	(0.43)	(0.44)	(0.44)	(0.46)	(0.48)

Net asset value, end of year	$10.13	$10.31	$10.14	$9.99	$10.31

Total Return(c)
Based on net asset value	2.52%	6.12%	6.09%	1.36%	4.86%

Ratios to Average Net Assets(d)
Total expenses(e)	0.83%	0.90%	0.80%	0.80%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%	0.63%	0.68%	0.70%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.63%	0.63%	0.68%	0.70%	0.70%

Net investment income	4.22%	4.03%	4.28%	4.13%	4.49%

Supplemental Data
Net assets, end of year (000)	$457,518	$337,106	$218,738	$211,705	$122,035

Portfolio turnover rate	100%	126%	101%	65%	65%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.02%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	0.82%	0.90%	0.80%	N/A	N/A

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.30	$10.13	$9.99	$10.31	$10.30

Net investment income(a)	0.40	0.39	0.40	0.40	0.44
Net realized and unrealized gain (loss)	(0.16)	0.19	0.16	(0.28)	0.02

Net increase from investment operations	0.24	0.58	0.56	0.12	0.46

Distributions(b)
From net investment income	(0.41)	(0.41)	(0.42)	(0.43)	(0.42)
From net realized gain	—	—	—	(0.01)	(0.03)

Total distributions	(0.41)	(0.41)	(0.42)	(0.44)	(0.45)

Net asset value, end of year	$10.13	$10.30	$10.13	$9.99	$10.31

Total Return(c)
Based on net asset value	2.36%	5.86%	5.72%	1.12%	4.60%

Ratios to Average Net Assets(d)
Total expenses(e)	1.12%	1.17%	1.10%	1.10%	1.13%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.88%	0.88%	0.93%	0.95%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.88%	0.88%	0.93%	0.95%	0.95%

Net investment income	3.94%	3.81%	4.04%	3.90%	4.22%

Supplemental Data
Net assets, end of year (000)	$75,462	$109,702	$120,167	$108,127	$87,100

Portfolio turnover rate	100%	126%	101%	65%	65%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.20%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	1.11%	N/A	N/A	N/A	N/A

See notes to financial statements.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.31	$10.14	$9.99	$10.31	$10.30

Net investment income(a)	0.33	0.31	0.33	0.32	0.36
Net realized and unrealized gain (loss)	(0.18)	0.19	0.16	(0.28)	0.03

Net increase from investment operations	0.15	0.50	0.49	0.04	0.39

Distributions(b)
From net investment income	(0.33)	(0.33)	(0.34)	(0.35)	(0.35)
From net realized gain	—	—	—	(0.01)	(0.03)

Total distributions	(0.33)	(0.33)	(0.34)	(0.36)	(0.38)

Net asset value, end of year	$10.13	$10.31	$10.14	$9.99	$10.31

Total Return(c)
Based on net asset value	1.50%	5.07%	5.04%	0.36%	3.82%

Ratios to Average Net Assets(d)
Total expenses(e)	1.84%	1.90%	1.82%	1.83%	1.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.63%	1.63%	1.68%	1.70%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.63%	1.63%	1.68%	1.70%	1.70%

Net investment income	3.21%	3.06%	3.28%	3.15%	3.49%

Supplemental Data
Net assets, end of year (000)	$29,812	$30,536	$29,321	$24,678	$21,768

Portfolio turnover rate	100%	126%	101%	65%	65%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	0.02%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	1.83%	N/A	N/A	N/A	N/A

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)
	Class K
	Year Ended September 30,			Period 08/01/2016 (a) to 09/30/2016
	2018		2017
Net asset value, beginning of period	$10.31		$10.14	$10.08

Net investment income(b)	0.44		0.42	0.07
Net realized and unrealized gain (loss)	(0.18)		0.19	0.06

Net increase from investment operations	0.26		0.61	0.13

Distributions from net investment income(c)	(0.44)		(0.44)	(0.07)

Net asset value, end of period	$10.13		$10.31	$10.14

Total Return(d)
Based on net asset value	2.57%		6.17%	1.32	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.74	%(g)	0.84%	0.76	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57%		0.58%	0.57	%(h)

Net investment income	4.37%		4.11%	4.36	%(h)

Supplemental Data
Net assets, end of period (000)	$15,849		$206	$201

Portfolio turnover rate	100%		126%	101	%(i)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,		Period 08/01/2016 to 09/30/2016 (a)
	2018	2017
Investments in underlying funds	0.01%	0.02%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio
	Institutional
	Year Ended September 30,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$9.59	$9.89		$9.83		$9.83		$9.73

Net investment income(a)	0.25	0.19		0.19		0.15		0.15
Net realized and unrealized gain (loss)	(0.38)	(0.19)		0.15		0.09		0.20

Net increase (decrease) from investment operations	(0.13)	—		0.34		0.24		0.35

Distributions(b)
From net investment income	(0.33)	(0.30)		(0.28)		(0.24)		(0.24)
From return of capital	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.33)	(0.30)		(0.28)		(0.24)		(0.25)

Net asset value, end of year	$9.13	$9.59		$9.89		$9.83		$9.83

Total Return(d)
Based on net asset value	(1.36)%	0.01%		3.54%		2.45%		3.64%

Ratios to Average Net Assets(e)
Total expenses	1.06%	0.74%		0.66%		0.82%		0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84%	0.52%		0.57%		0.55%		0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly excluding interest expense	0.42%	0.43%		0.55%		0.55%		0.55%

Net investment income	2.69%	1.93%		1.88%		1.49%		1.57%

Supplemental Data
Net assets, end of year (000)	$249,030	$316,891		$457,730		$420,167		$390,925

Portfolio turnover rate(f)	1,450%	1,198%		1,139%		1,164%		1,258%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	0.01%	0.03%	0.04%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	823%	423%	502%	429%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Service
	Year Ended September 30,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$9.57	$9.87		$9.82		$9.82		$9.71

Net investment income(a)	0.22	0.16		0.16		0.11		0.12
Net realized and unrealized gain (loss)	(0.36)	(0.19)		0.14		0.09		0.21

Net increase (decrease) from investment operations	(0.14)	(0.03)		0.30		0.20		0.33

Distributions(b)
From net investment income	(0.31)	(0.27)		(0.25)		(0.20)		(0.21)
From return of capital	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.31)	(0.27)		(0.25)		(0.20)		(0.22)

Net asset value, end of year	$9.12	$9.57		$9.87		$9.82		$9.82

Total Return(d)
Based on net asset value	(1.51)%	(0.25)%		3.08%		2.09%		3.39%

Ratios to Average Net Assets(e)
Total expenses	1.32%	1.05%		0.98	%(f)	1.16%		1.13	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%	0.79%		0.92%		0.90%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly excluding interest expense	0.67%	0.68%		0.90%		0.90%		0.90%

Net investment income	2.41%	1.68%		1.60%		1.15%		1.21%

Supplemental Data
Net assets, end of year (000)	$7,592	$9,347		$12,129		$28,828		$52,272

Portfolio turnover rate(g)	1,450%	1,198%		1,139%		1,164%		1,258%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	0.01%	0.03%	0.04%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	823%	423%	502%	429%	401%

See notes to financial statements.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$9.63	$9.93		$9.87		$9.87		$9.77

Net investment income(a)	0.23	0.16		0.15		0.11		0.12
Net realized and unrealized gain (loss)	(0.38)	(0.19)		0.16		0.09		0.20

Net increase (decrease) from investment operations	(0.15)	(0.03)		0.31		0.20		0.32

Distributions(b)
From net investment income	(0.31)	(0.27)		(0.25)		(0.20)		(0.21)
From return of capital	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.31)	(0.27)		(0.25)		(0.20)		(0.22)

Net asset value, end of year	$9.17	$9.63		$9.93		$9.87		$9.87

Total Return(d)
Based on net asset value	(1.58)%	(0.23)%		3.19%		2.08%		3.26%

Ratios to Average Net Assets(e)
Total expenses	1.33%	1.01	%(f)	0.92%		1.07%		1.09%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%	0.78%		0.91%		0.91%		0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly excluding interest expense	0.67%	0.68%		0.89%		0.91%		0.92%

Net investment income	2.44%	1.68%		1.51%		1.14%		1.24%

Supplemental Data
Net assets, end of year (000)	$120,582	$172,685		$256,577		$186,427		$159,325

Portfolio turnover rate(g)	1,450%	1,198%		1,139%		1,164%		1,258%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	0.01%	0.03%	0.04%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	823%	423%	502%	429%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Investor C
	Year Ended September 30,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$9.58	$9.88		$9.83	$9.83	$9.72

Net investment income(a)	0.16	0.09		0.08	0.04	0.05
Net realized and unrealized gain (loss)	(0.37)	(0.19)		0.14	0.09	0.20

Net increase (decrease) from investment operations	(0.21)	(0.10)		0.22	0.13	0.25

Distributions(b)
From net investment income	(0.24)	(0.20)		(0.17)	(0.13)	(0.13)
From return of capital	—	0.00	(c)	0.00 (c)	0.00 (c)	(0.01)

Total distributions	(0.24)	(0.20)		(0.17)	(0.13)	(0.14)

Net asset value, end of year	$9.13	$9.58		$9.88	$9.83	$9.83

Total Return(d)
Based on net asset value	(2.24)%	(0.99)%		2.31%	1.32%	2.61%

Ratios to Average Net Assets(e)
Total expenses	2.07%	1.76	%(f)	1.68%	1.82%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84%	1.53%		1.67%	1.66%	1.66%

Total expenses after fees waived and/or reimbursed and paid indirectly excluding interest expense	1.42%	1.43%		1.65%	1.66%	1.66%

Net investment income	1.70%	0.93%		0.79%	0.40%	0.50%

Supplemental Data
Net assets, end of year (000)	$44,241	$64,370		$96,578	$100,335	$119,398

Portfolio turnover rate(g)	1,450%	1,198%		1,139%	1,164%	1,258%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	0.01%	0.03%	0.04%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	823%	423%	502%	429%	401%

See notes to financial statements.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Class K
	Year Ended September 30,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$9.55	$9.85		$9.80		$9.79		$9.69

Net investment income(a)	0.25	0.19		0.19		0.15		0.15
Net realized and unrealized gain (loss)	(0.37)	(0.19)		0.15		0.10		0.20

Net increase (decrease) from investment operations	(0.12)	—		0.34		0.25		0.35

Distributions(b)
From net investment income	(0.33)	(0.30)		(0.29)		(0.24)		(0.24)
From return of capital	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.01)

Total distributions	(0.33)	(0.30)		(0.29)		(0.24)		(0.25)

Net asset value, end of year	$9.10	$9.55		$9.85		$9.80		$9.79

Total Return(d)
Based on net asset value	(1.22)%	0.04%		3.47%		2.58%		3.67%

Ratios to Average Net Assets(e)
Total expenses	0.94%	0.66%		0.56%		0.70%		0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	0.50%		0.54%		0.52%		0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly excluding interest expense	0.37%	0.38%		0.52%		0.52%		0.52%

Net investment income	2.73%	2.00%		1.90%		1.49%		1.58%

Supplemental Data
Net assets, end of year (000)	$20,802	$21,025		$19,209		$17,253		$3,780

Portfolio turnover rate(f)	1,450%	1,198%		1,139%		1,164%		1,258%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.00%	0.01%	0.01%	0.03%	0.04%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	823%	423%	502%	429%	401%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio
	Institutional
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.45	$10.76	$10.64	$10.59	$10.52

Net investment income(a)	0.23	0.20	0.18	0.18	0.19
Net realized and unrealized gain (loss)	(0.40)	(0.26)	0.20	0.12	0.16

Net increase (decrease) from investment operations	(0.17)	(0.06)	0.38	0.30	0.35

Distributions(b)
From net investment income	(0.25)	(0.24)	(0.26)	(0.25)	(0.28)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.25)	(0.25)	(0.26)	(0.25)	(0.28)

Net asset value, end of year	$10.03	$10.45	$10.76	$10.64	$10.59

Total Return(c)
Based on net asset value	(1.68)%	(0.55)%	3.67%	2.80%	3.37%

Ratios to Average Net Assets
Total expenses	1.04%	0.90%	0.92%	0.92%	0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.76%	0.58%	0.73%	0.65%	0.64%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45%	0.46%	0.62%	0.62%	0.62%

Net investment income	2.21%	1.81%	1.70%	1.71%	1.78%

Supplemental Data
Net assets, end of year (000)	$166,465	$165,709	$156,865	$152,632	$154,168

Portfolio turnover rate(d)	892%	982%	929%	1,090%	948%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	590%	658%	619%	741%	618%

See notes to financial statements.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Service
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.45	$10.75	$10.63	$10.58	$10.51

Net investment income(a)	0.20	0.17	0.16	0.16	0.17
Net realized and unrealized gain (loss)	(0.40)	(0.25)	0.20	0.11	0.16

Net increase (decrease) from investment operations	(0.20)	(0.08)	0.36	0.27	0.33

Distributions(b)
From net investment income	(0.22)	(0.21)	(0.24)	(0.22)	(0.26)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.22)	(0.22)	(0.24)	(0.22)	(0.26)

Net asset value, end of year	$10.03	$10.45	$10.75	$10.63	$10.58

Total Return(c)
Based on net asset value	(1.93)%	(0.70)%	3.47%	2.61%	3.18%

Ratios to Average Net Assets
Total expenses	1.28%	1.18%	1.21%	1.14%	1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.01%	0.82%	0.92%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70%	0.70%	0.81%	0.81%	0.81%

Net investment income	1.96%	1.57%	1.51%	1.53%	1.59%

Supplemental Data
Net assets, end of year (000)	$541	$2,039	$4,452	$3,575	$3,873

Portfolio turnover rate(d)	892%	982%	929%	1,090%	948%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	590%	658%	619%	741%	618%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$10.47	$10.79		$10.66	$10.61	$10.54

Net investment income(a)	0.20	0.15		0.15	0.15	0.16
Net realized and unrealized gain (loss)	(0.39)	(0.25)		0.21	0.12	0.16

Net increase (decrease) from investment operations	(0.19)	(0.10)		0.36	0.27	0.32

Distributions(b)
From net investment income	(0.22)	(0.21)		(0.23)	(0.22)	(0.25)
From return of capital	—	(0.01)		—	—	—

Total distributions	(0.22)	(0.22)		(0.23)	(0.22)	(0.25)

Net asset value, end of year	$10.06	$10.47		$10.79	$10.66	$10.61

Total Return(c)
Based on net asset value	(1.82)%	(0.88)%		3.42%	2.52%	3.08%

Ratios to Average Net Assets
Total expenses	1.31%	1.16	%(d)	1.19%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly and	1.01%	0.83%		1.06%	0.94%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70%	0.71%		0.95%	0.90%	0.90%

Net investment income	1.96%	1.56%		1.40%	1.43%	1.50%

Supplemental Data
Net assets, end of year (000)	$353,770	$422,775		$463,530	$517,485	$520,869

Portfolio turnover rate(e)	892%	982%		929%	1,090%	948%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.

(d) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	590%	658%	619%	741%	618%

See notes to financial statements.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Investor C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.46	$10.77	$10.65	$10.60	$10.53

Net investment income(a)	0.12	0.07	0.07	0.07	0.07
Net realized and unrealized gain (loss)	(0.40)	(0.24)	0.20	0.11	0.16

Net increase (decrease) from investment operations	(0.28)	(0.17)	0.27	0.18	0.23

Distributions(b)
From net investment income	(0.14)	(0.13)	(0.15)	(0.13)	(0.16)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.14)	(0.14)	(0.15)	(0.13)	(0.16)

Net asset value, end of year	$10.04	$10.46	$10.77	$10.65	$10.60

Total Return(c)
Based on net asset value	(2.66)%	(1.54)%	2.53%	1.68%	2.25%

Ratios to Average Net Assets
Total expenses(d)	2.14%	1.94%	1.97%	1.91%	1.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.76%	1.58%	1.83%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45%	1.46%	1.72%	1.72%	1.72%

Net investment income	1.21%	0.80%	0.62%	0.62%	0.69%

Supplemental Data
Net assets, end of year (000)	$35,014	$38,574	$51,545	$49,408	$54,894

Portfolio turnover rate(e)	892%	982%	929%	1,090%	948%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.

(d) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	1.91%

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	590%	658%	619%	741%	618%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Investor C1
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.46	$10.77	$10.64	$10.60	$10.53

Net investment income(a)	0.15	0.08	0.09	0.09	0.09
Net realized and unrealized gain (loss)	(0.41)	(0.23)	0.21	0.10	0.16

Net increase (decrease) from investment operations	(0.26)	(0.15)	0.30	0.19	0.25

Distributions(b)
From net investment income	(0.16)	(0.15)	(0.17)	(0.15)	(0.18)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.16)	(0.16)	(0.17)	(0.15)	(0.18)

Net asset value, end of year	$10.04	$10.46	$10.77	$10.64	$10.60

Total Return(c)
Based on net asset value	(2.46)%	(1.34)%	2.82%	1.78%	2.44%

Ratios to Average Net Assets
Total expenses	2.04%	1.80%	1.83%	1.74%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.56%	1.37%	1.64%	1.56%	1.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.25%	1.26%	1.53%	1.53%	1.53%

Net investment income	1.42%	1.00%	0.83%	0.81%	0.87%

Supplemental Data
Net assets, end of year (000)	$16,656	$23,431	$54,029	$68,972	$81,936

Portfolio turnover rate(d)	892%	982%	929%	1,090%	948%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.

(d) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	590%	658%	619%	741%	618%

See notes to financial statements.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Class K
	Period from 01/25/2018 (a) to 09/30/2018
Net asset value, beginning of period	$10.27

Net investment income(b)	0.14
Net realized and unrealized loss	(0.20)

Net decrease from investment operations	(0.06)

Distributions from net investment income(c)	(0.17)

Net asset value, end of period	$10.04

Total Return(d)
Based on net asset value	(0.60	)%(e)

Ratios to Average Net Assets
Total expenses	1.03	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86	%(f)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40	%(f)

Net investment income	2.03	%(f)

Supplemental Data
Net assets, end of period (000)	$1,517

Portfolio turnover rate(h)	892	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering and Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.04%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

Period from 01/25/2018 (a) to 09/30/2018
Portfolio turnover rate (excluding MDRs)	590%

(i)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Class R
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.47	$10.78	$10.66	$10.61	$10.54

Net investment income(a)	0.18	0.13	0.12	0.12	0.13
Net realized and unrealized gain (loss)	(0.40)	(0.24)	0.20	0.11	0.16

Net increase (decrease) from investment operations	(0.22)	(0.11)	0.32	0.23	0.29

Distributions(b)
From net investment income	(0.19)	(0.19)	(0.20)	(0.18)	(0.22)
From return of capital	—	(0.01)	—	—	—

Total distributions	(0.19)	(0.20)	(0.20)	(0.18)	(0.22)

Net asset value, end of year	$10.06	$10.47	$10.78	$10.66	$10.61

Total Return(c)
Based on net asset value	(2.07)%	(1.04)%	3.06%	2.20%	2.76%

Ratios to Average Net Assets
Total expenses	1.64%	1.47%	1.49%	1.41%	1.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.26%	1.08%	1.32%	1.24%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.95%	0.96%	1.21%	1.21%	1.21%

Net investment income	1.72%	1.30%	1.12%	1.13%	1.19%

Supplemental Data
Net assets, end of year (000)	$19,660	$22,215	$26,247	$21,940	$23,967

Portfolio turnover rate(d)	892%	982%	929%	1,090%	948%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	590%	658%	619%	741%	618%

See notes to financial statements.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Credit Strategies Income Fund	Credit Strategies Income	Diversified
BlackRock GNMA Portfolio	GNMA	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, each Fund will adopt an automatic conversion feature whereby Investor C and if applicable, Investor C1 Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K(a) and Class R Shares	No	No		None
Investor A Shares	Yes	No	(b)	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	(c)	None

(a)	U.S. Government Bond’s Class K Shares commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(c)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On December 27, 2017, U.S. Government Bond’s issued and outstanding Investor B1 Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board approved an Agreement and Plan of Reorganization with respect to each of the following Target Funds, pursuant to which each Target Fund reorganized into a newly created series (each, an “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. These reorganizations (the “Reorganizations”) closed on September 17, 2018 and were not subject to approval by shareholders of the Target Funds.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Credit Strategies Income Fund	BlackRock Funds II	Credit Strategies Income	BlackRock Funds V
BlackRock GNMA Portfolio	BlackRock Funds II	GNMA	BlackRock Funds V
BlackRock U.S. Government Bond Portfolio	BlackRock Funds II	U.S. Government Bond	BlackRock Funds V

The Reorganizations were affected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

Each Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser (if applicable), portfolio management team and service providers as the corresponding Target Fund. Each Target Fund is the performance and accounting survivor of its Reorganization, meaning that the corresponding Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the applicable Reorganization, each Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund at closing of its Reorganization. The Reorganizations were tax-free, meaning that each Target Fund’s shareholders became shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, each Acquiring Fund acquired all of the assets and assumed all of the liabilities of their corresponding Target Fund in exchange for an equal aggregate value of newly-issued shares of its Acquiring Fund. Each shareholder of a Target Fund received shares of the corresponding Acquiring Fund in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganizations were accomplished by a tax-free exchange of shares of each Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Credit Strategies Income Fund	56,085,647	1	56,085,647
BlackRock GNMA Portfolio	48,392,088	1	48,392,088
BlackRock U.S. Government Bond Portfolio	59,490,853	1	59,490,853

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (continued)

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from each Target Fund were carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganizations, the Acquiring Funds had not yet commenced operations and had no assets or liabilities. Each Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganizations were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Credit Strategies Income Fund	$567,676,177	$586,653,670	$591,374,381
BlackRock GNMA Portfolio	443,884,784	533,508,055	549,274,608
BlackRock U.S. Government Bond Portfolio	599,738,420	547,136,834	564,170,037

Prior to the Reorganizations’ effective date, each Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by each respective Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there was no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of Credit Strategies Income were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC, 2nd Lien Term Loan	$1,699	$1,699	$1,701	$2
Access CIG LLC, Term Loan	9,556	9,556	9,596	40
Carlisle Foodservice Products, Inc., Term Loan DD	16,993	16,950	16,897	(53)
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan	23,297	23,298	23,502	204
Mavis Tire Express Services Corp., 1st Lien Term Loan	29,457	29,456	29,346	(110)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended September 30, 2018, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	GNMA	U.S. Government Bond
Average Borrowings	$117,071,697	$125,725,514
Daily Weighted Average Interest Rate	1.76%	1.54%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA countesrparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of each Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged (a)	Net Amount
GNMA
Royal Bank of Canada	$(130,466,306)	$130,466,306	$—	$—
TD Securities USA LLC	(13,489,048)	13,489,048	—	—

	$(143,955,354)	$143,955,354	$—	$—

(a)

Net collateral with a value of $148,230,942 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged (a)	Net Amount (b)
U.S. Government Bond
BNP Paribas SA	$(27,220,314)	$27,213,326	$—	$(6,988)
Credit Suisse AG NY Branch	(19,753,901)	19,750,944	—	(2,957)
Deutsche Bank Securities, Inc.	(23,545,598)	23,538,041	—	(7,557)
Merrill Lynch, Pierce, Fenner & Smith Inc.	(64,040,941)	63,890,509	—	(150,432)

	$(134,560,754)	$134,392,820	$—	$(167,934)

(a)

Net collateral with a value of $134,392,820 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Credit Strategies Income
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
Greater than $3 Billion	0.400

	GNMA	U.S. Government Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.340%	0.390%
$1 Billion — $3 Billion	0.320	0.370
$3 Billion — $5 Billion	0.310	0.350
$5 Billion — $10 Billion	0.300	0.340
Greater than $10 Billion	0.280	0.330

With respect to Credit Strategies Income, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services each provides for that portion of the Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by Credit Strategies Income to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B1 (a)	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.50	0.75	0.55	0.25

(a)	Effective December 27, 2017, all issued and outstanding Investor B1 Shares of U.S. Government Bond were converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A		Investor B1(a)	Investor C	Investor C1	Class R	Total
Credit Strategies Income	—	$244,298		—	$303,295	—	—	$547,593
GNMA	$21,196	355,911		—	540,436	—	—	917,543
U.S. Government Bond	4,886	973,034	(a)	$129	381,468	$153,836	$102,225	1,615,578

(a)	Effective December 27, 2017, all issued and outstanding Investor B1 Shares of U.S. Government Bond were converted into Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$75,499	$—	$19,543	$6,065	$—	$898	$—	$102,005
GNMA	56,976	1,696	28,472	10,808	—	4,204	—	102,156
U.S. Government Bond	33,193	391	77,842	7,629	3,846	143	4,088	127,132

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Credit Strategies Income	$297	$—	$—	$297
GNMA	5,878	2,982	2,523	11,383
U.S. Government Bond	112,245	952	3,560	116,757

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$1,020	$—	$722	$803	$—	$12	$—	$2,557
GNMA	19,622	—	3,249	2,099	—	212	—	25,182
U.S. Government Bond	1,075	22	29,947	1,955	75	—	196	33,270

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$328,575	$—	$117,138	$28,622	$—	$566	$—	$474,901
GNMA	349,947	11,397	194,852	70,821	—	731	—	627,748
U.S. Government Bond	265,703	2,902	703,948	98,123	68,372	—	52,933	1,191,981

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income	$6,567
GNMA	2,743
U.S. Government Bond	3,238

For the year ended September 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C	Investor C1
Credit Strategies Income	$3,051	$2,083	$—
GNMA	126	4,057	—
U.S. Government Bond	350	1,392	14

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived were as follows:

Credit Strategies Income	$15,661
GNMA	8,137
U.S. Government Bond	5,291

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds (“ETFs”) that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, Credit Strategies Income waived $3,506 in investment advisory fees pursuant to this arrangement.

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts reimbursed were as follows:

Credit Strategies Income	$75,241
GNMA	97,693
U.S. Government Bond	134,185

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R
Credit Strategies Income	0.62%	N/A	0.87%	1.62%	N/A	0.57%	N/A
GNMA	0.42	0.67%	0.67	1.42	N/A	0.37	1.17	%(a)
U.S. Government Bond	0.45	0.70	0.70	1.45	1.25%	0.40	0.95

(a)	Share class currently active, but no assets in share class.

Prior to March 29, 2018, each Fund’s expense limitations as a percentage of average daily net assets were as follows:

	Institutional	Service	Investor A	Investor B1		Investor C	Investor C1	Class K	Class R
Credit Strategies Income	0.63%	N/A	0.88%	N/A		1.63%	N/A	0.58%	N/A
U.S. Government Bond	0.45	0.70%	0.70	1.20	%(a)	1.45	1.25%	0.40	0.95%

(a)	Effective December 27, 2017, all issued and outstanding Investor B1 Shares of U.S. Government Bond were converted into Investor A Shares.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Credit Strategies Income	$642,269
GNMA	572,508
U.S. Government Bond	702,225

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration fees waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$74,310	$—	$19,184	$5,965	$—	$897	$—	$100,356
GNMA	56,973	1,696	28,470	10,808	—	4,191	—	102,138
U.S. Government Bond	33,191	391	77,839	7,629	3,846	143	4,088	127,127

Transfer agent fees waived and/or reimbursed	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$155,916	$—	$71,531	$14,761	$—	$564	$—	$242,772
GNMA	207,749	7,167	124,883	44,244	—	713	—	384,756
U.S. Government Bond	208,784	2,261	575,043	85,523	62,305	—	46,188	980,104

For the year ended September 30, 2018, the administration fees waived at the fund level was $4,614 for Credit Strategies Income. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended September 30, 2018, the Manager reimbursed $18,086 for Credit Strategies Income. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2018, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by Credit Strategies Income:

Institutional	Investor A	Investor C	Class K	Total
$33,589	$ 9,728	$2,847	$ 20	$46,184

On September 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring September 30,
	2019	2020
Credit Strategies Income
Fund Level	$803,546	$664,969
Institutional	138,899	230,226
Investor A	94,871	90,715
Investor C	20,190	20,726
Class K	96	1,461
GNMA
Fund Level	953,892	572,508
Institutional	293,432	264,722
Service	14,157	8,863
Investor A	179,172	153,353
Investor C	74,667	55,052
Class K	4,805	4,904
U.S. Government Bond
Fund Level	1,061,276	702,225
Institutional	270,711	241,975
Service	8,837	2,652
Investor A	743,595	652,882
Investor C	89,731	93,152
Investor C1	107,294	66,151
Class K	—	143
Class R	56,634	50,276

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2018:

	Credit Strategies Income	GNMA	U.S. Government Bond
Fund Level	$135,902	$36,757	$575,175
Institutional	120,856	398,474	188,427
Service	—	12,270	8,295
Investor A	135,974	4,029	252,163
Investor C	22,078	1,555	32,842
Investor C1	—	—	70,938
Class K	—	3,396	—
Class R	—	—	22,153

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Credit Strategies Income	$1,077,647	$233,721	$(4,272)
U.S. Government Bond	33,768,211	34,286,478	(158,559)

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Purchases
Non-U.S Government Securities	$552,003,130	$10,427,561,260	$5,683,418,754
U.S Government Securities	56,973,338	4,405,949	889,562,507

	$608,976,468	$10,431,967,209	$6,572,981,261

Sales
Non-U.S Government Securities	$473,535,131	$10,570,075,028	$5,735,152,484
U.S Government Securities	19,274,818	487,329	923,590,914

	$492,809,949	$10,570,562,357	$6,658,743,398

For the year ended September 30, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	GNMA	U.S. Government Bond
Purchases	$4,509,596,396	$2,226,384,307
Sales	4,511,137,687	2,226,508,290

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, the expiration of capital loss carryforwards, foreign currency transactions, non-deductible expenses, net paydown losses and fees paid on trade settlements were reclassified to the following accounts:

	Credit Strategies Income	GNMA	U.S. Government Bond
Paid-in capital	$—	—	$(3,470,824)
Undistributed (distributions in excess of) net investment income	4,518,926	$4,865,939	949,932
Accumulated net realized gain (loss)	(4,518,926)	(4,865,939)	2,520,892

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Ordinary income
09/30/18	$21,183,137	$17,158,118	$13,659,796
09/30/17	16,825,630	20,021,956	13,963,248
Tax return of capital
09/30/18	—	—	—
09/30/17	—	198,216	716,392

Total
09/30/18	$21,183,137	$17,158,118	$13,659,796

09/30/17	$16,825,630	$20,220,172	$14,679,640

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Undistributed ordinary income	$693,497	$7,755	—
Capital loss carryforwards	(3,397,033)	(64,841,908)	$(55,221,329)
Net unrealized gains (losses)(a)	(4,427,638)	(17,518,472)	(17,818,317)
Qualified late-year losses(b)	—	—	(33,227)

	$(7,131,174)	$(82,352,625)	$(73,072,873)

(a)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the accrual of income on securities in default, the timing and recognition of partnership income, dividends deemed recognized for tax purposes, the accounting for swap agreements and the classification of investments.

(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
No expiration date.	$3,397,033	$64,841,908	$55,221,329

During the year ended September 30, 2018, BlackRock Credit Strategies Income Fund utilized $1,462,331 of its capital loss carryforward.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond
Tax cost	$586,163,433	$978,154,586	$842,510,136

Gross unrealized appreciation	6,637,840	3,686,074	3,056,841
Gross unrealized depreciation	(10,838,727)	(21,204,546)	(20,137,114)

Net unrealized appreciation (depreciation)	$(4,200,887)	$(17,518,472)	$(17,080,273)

9.	BANK BORROWINGS

BlackRock Funds V, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to Credit Strategies Income and the BlackRock Floating Rate Income Portfolio in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but Credit Strategies Income and BlackRock Floating Rate Income Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Funds did not borrow under the credit agreement.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/2018		Year Ended 09/30/2017
Credit Strategies Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	30,663,664	$312,912,888	23,941,349	$243,904,544
Shares issued in reinvestment of distributions	1,431,697	14,608,534	1,036,157	10,568,336
Shares redeemed	(19,647,469)	(201,012,316)	(13,847,380)	(140,677,762)

Net increase	12,447,892	$126,509,106	11,130,126	$113,795,118

Investor A
Shares sold	3,166,847	$32,449,295	5,289,310	$53,833,013
Shares issued in reinvestment of distributions	368,057	3,759,810	422,664	4,301,175
Shares redeemed	(6,732,725)	(68,655,355)	(6,923,128)	(70,373,913)

Net decrease	(3,197,821)	$(32,446,250)	(1,211,154)	$(12,239,725)

Investor C
Shares sold	720,427	$7,385,232	987,971	$10,033,260
Shares issued in reinvestment of distributions	90,789	926,825	92,192	938,680
Shares redeemed	(831,606)	(8,503,523)	(1,009,779)	(10,285,577)

Net increase (decrease)	(20,390)	$(191,466)	70,384	$686,363

Class K
Shares sold	1,636,086	$16,620,739	98	$1,000
Shares issued in reinvestment of distributions	18,750	189,994	3	25
Shares redeemed	(110,413)	(1,124,588)	—	—

Net increase	1,544,423	$15,686,145	101	$1,025

Total Net Increase	10,774,104	$109,557,535	9,989,457	$102,242,781

	Year Ended 09/30/2018		Year Ended 09/30/2017
GNMA	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,235,177	$76,954,602	15,386,626	$148,489,520
Shares issued in reinvestment of distributions	907,201	8,440,083	966,803	9,326,686
Shares redeemed	(14,927,980)	(138,958,841)	(29,595,813)	(285,438,683)

Net decrease	(5,785,602)	$(53,564,156)	(13,242,384)	$(127,622,477)

Service
Shares sold	237,288	$2,211,882	191,655	$1,850,251
Shares issued in reinvestment of distributions	30,051	279,000	31,981	307,935
Shares redeemed	(411,148)	(3,839,839)	(475,834)	(4,578,818)

Net decrease	(143,809)	$(1,348,957)	(252,198)	$(2,420,632)

Investor A
Shares sold	2,188,335	$20,624,609	4,415,853	$42,849,216
Shares issued in reinvestment of distributions	476,811	4,457,112	568,867	5,511,208
Shares redeemed	(7,454,101)	(70,067,424)	(12,890,505)	(124,841,141)

Net decrease	(4,788,955)	$(44,985,703)	(7,905,785)	$(76,480,717)

Investor C
Shares sold	342,624	$3,226,389	483,913	$4,682,301
Shares issued in reinvestment of distributions	129,810	1,207,606	149,760	1,443,860
Shares redeemed	(2,342,985)	(21,833,050)	(3,688,709)	(35,555,347)

Net decrease	(1,870,551)	$(17,399,055)	(3,055,036)	$(29,429,186)

Class K
Shares sold	564,163	$5,237,470	493,480	$4,733,621
Shares issued in reinvestment of distributions	81,540	755,360	64,079	615,623
Shares redeemed	(560,546)	(5,187,856)	(306,332)	(2,951,368)

Net increase	85,157	$804,974	251,227	$2,397,876

Total Net Decrease	(12,503,760)	$(116,492,897)	(24,204,176)	$(233,555,136)

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 09/30/2018		Year Ended 09/30/2017
U.S. Government Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,415,507	$65,409,242	5,121,820	$53,644,238
Shares issued in reinvestment of distributions	290,375	2,961,241	252,759	2,640,534
Shares redeemed	(5,974,946)	(60,945,688)	(4,094,207)	(42,795,079)

Net increase	730,936	$7,424,795	1,280,372	$13,489,693

Service
Shares sold	22,592	$232,303	176,417	$1,843,442
Shares issued in reinvestment of distributions	4,094	41,757	8,905	92,974
Shares redeemed	(167,939)	(1,689,673)	(404,123)	(4,235,359)

Net decrease	(141,253)	$(1,415,613)	(218,801)	$(2,298,943)

Investor A
Shares sold	3,984,573	$40,780,328	6,757,089	$70,918,794
Shares issued from conversion(a)	6,251	64,884	—	—
Shares issued in reinvestment of distributions	681,003	6,965,635	727,988	7,622,669
Shares redeemed	(9,863,976)	(100,907,231)	(10,096,268)	(105,848,281)

Net decrease	(5,192,149)	$(53,096,384)	(2,611,191)	$(27,306,818)

Investor B1
Shares sold	—	$2	—	$4
Shares issued in reinvestment of distributions	21	217	126	1,310
Shares converted(a)	(6,275)	(64,884)	—	—
Shares redeemed	(1,114)	(11,585)	(5,874)	(62,365)

Net decrease	(7,368)	$(76,250)	(5,748)	$(61,051)

Investor C
Shares sold	1,024,029	$10,546,671	830,166	$8,715,042
Shares issued in reinvestment of distributions	46,914	479,246	49,996	522,139
Shares redeemed	(1,272,743)	(12,997,763)	(1,977,472)	(20,698,768)

Net decrease	(201,800)	$(1,971,846)	(1,097,310)	$(11,461,587)

Investor C1
Shares sold	254,602	$2,603,380	348,148	$3,636,894
Shares issued in reinvestment of distributions	30,010	306,631	54,776	571,997
Shares redeemed	(866,715)	(8,881,566)	(3,179,819)	(33,295,894)

Net decrease	(582,103)	$(5,971,555)	(2,776,895)	$(29,087,003)

	Period from 01/25/2018 (b) to 09/30/2018

Class K
Shares sold	178,325	$1,808,269	—	$—
Shares issued in reinvestment of distributions	1,517	15,354	—	—
Shares redeemed	(28,659)	(290,017)	—	—

Net increase	151,183	$1,533,606	—	$—

	Year Ended 09/30/2018

Class R
Shares sold	605,380	$6,198,711	703,392	$7,374,165
Shares issued in reinvestment of distributions	38,013	388,804	43,067	450,658
Shares redeemed	(809,824)	(8,288,824)	(1,058,919)	(11,083,951)

Net decrease	(166,431)	$(1,701,309)	(312,460)	$(3,259,128)

Total Net Decrease	(5,408,985)	$(55,274,556)	(5,742,033)	$(59,984,837)

(a)	Effective December 27, 2017, Investor B1 shares were converted into Investor A shares.
(b)	Commencement of operations.

As of September 30, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 19,841 Class K Shares of Credit Strategies Income and BlackRock Financial Management, Inc., an affiliate of the Funds, owned 19,550 Class K Shares of U.S. Government Bond.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	105

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond Portfolio of BlackRock Funds V (the “Funds”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, the statement of cash flows for BlackRock U.S. Government Bond Portfolio for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the cash flows of BlackRock U.S. Government Bond Portfolio for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the ordinary income distribution paid by the Funds:

	Payable Dates	Credit Strategies Income	GNMA	U.S. Government Bond
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents(a)	October 2017 — December 2017	53.96%	94.65%	88.01%
	January 2018 — September 2018	48.83	100.00	100.00
Qualified Dividend Income for Individuals(b)	October 2017 — December 2017	11.26	—	—
	January 2018 — September 2018	9.18	—	—
Dividends Qualifying for the Dividend Received Deduction for Corporations(b)	October 2017 — September 2018	3.95	—	—
Federal Obligation Interest(c)	October 2017 — September 2018	0.94	0.03	44.11

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Credit Strategies Income Fund (the “Credit Strategies Income Fund”), BlackRock GNMA Portfolio (the “GNMA Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the initial approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), respectively on behalf of the Credit Strategies Income Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of BlackRock Credit Strategies Income Fund (the “Predecessor Credit Strategies Income Fund”), BlackRock GNMA Portfolio (the “Predecessor GNMA Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “Predecessor U.S. Government Bond Portfolio”) (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”), respectively, each a series of BlackRock Funds II (the “Predecessor Trust”), through reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its respective Predecessor Fund. As a result of the Reorganizations, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Advisory Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement”) between the Predecessor Trust, on behalf of the Predecessor Funds, and the Manager. Similarly, the Sub-Advisory Agreements are substantially similar to the sub-advisory agreements (the “Predecessor Sub-Advisory Agreements” and together with the Predecessor Advisory Agreement the “Predecessor Agreements”) between the Manager and the Sub-Advisors, on behalf of the Predecessor Credit Strategies Income Fund.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreements. The Predecessor Agreements were most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreements were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreements. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreements. These meetings were considered by the Board in evaluating approval of the Agreements. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreements, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

DISCLOSURE OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	107

Disclosure of Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreements.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Credit Strategies Income Fund ranked in the second, second, and first quartiles, respectively, against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Predecessor GNMA Portfolio ranked in the second quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor U.S. Government Bond Portfolio ranked in the second, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor U.S. Government Bond Portfolio’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreements.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Advisory Agreement and Sub-Advisory Agreements  (continued)

estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreements, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreements, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Credit Strategies Income Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor Credit Strategies Income Fund’s Expense Peers. The Board also noted that the Credit Strategies Income Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Credit Strategies Income Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Credit Strategies Income Fund’s total expenses as a percentage of the Credit Strategies Income Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

The Board noted that the Predecessor GNMA Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor GNMA Portfolio’s Expense Peers. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the GNMA Portfolio increases above certain contractually specified levels. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the GNMA Portfolio’s total expenses as a percentage of the GNMA Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Predecessor U.S. Government Bond Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond Portfolio increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreements, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreements.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

DISCLOSURE OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	109

Disclosure of Advisory Agreement and Sub-Advisory Agreements  (continued)

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Credit Strategies Income Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc.

(computer equipment) from 2003 to 2007.

			32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safefy systems)
John F O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming, since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.

			32 RICs consisting of 95 Portfolios	None

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	113

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Credit Strategies Income.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and taxexempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	115

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	New Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Capital
CVA	Certification Van Aandelon (Dutch Certificate)
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
OTC	Over-The-Counter
PIK	Payment-in-kind
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipts
TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	117

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TaxableCGU-9/18-AR

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock Funds V

➢	BlackRock Core Bond Portfolio
➢	BlackRock High Yield Bond Portfolio
➢	BlackRock Low Duration Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2018	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

During the period, the Fund’s stance with respect to duration (sensitivity to interest rate changes), security selection within agency mortgage-backed securities (“MBS”) and overweight to emerging markets detracted from performance.

The Fund’s overweight to commercial MBS, allocation to collateralized loan obligations and investment grade credit positioning made the largest contributions to performance.

Describe recent portfolio activity.

At the start of the 12-month period, the Fund’s underweight to duration was maintained as accelerating global growth and increasing inflation, the prospect of tax reform, and low market volatility drove risk assets and interest rates higher. The Fund was positioned with a focus on generating income through allocations to securitized assets, emerging market bonds, and select investment grade and high yield corporate bonds with a focus on idiosyncratic credit stories given high valuations. The Fund held a continued overweight in emerging markets on the view that synchronized developed market growth supported the sector.

After increasing the Fund’s duration underweight to start 2018, the underweight was tactically narrowed, with a preference for the front end of the yield curve. A spike in market volatility on concerns surrounding inflation and trade tensions led the Fund to be more cautious regarding corporate credit, while the investment adviser looked for more carry-oriented opportunities in higher quality assets within front-end Treasuries and securitized assets.

The Fund maintained its defensive posture during the summer of 2018 as rolling bouts of market volatility maintained downward pressure on riskier assets and interest rates despite elevated Treasury issuance. The Fund’s duration underweight was maintained, with a continued preference for the front end of the yield curve given an attractive risk/reward profile relative to longer-dated Treasuries. The investment adviser sought to maintain a cautious stance regarding corporate credit, preferring to diversify into sectors such as agency MBS and municipal bonds. The Fund also continued to favor carry-oriented opportunities within high quality assets with less interest rate risk such as front-end Treasuries and securitized assets with a low active risk profile in view of continued geopolitical uncertainty.

Describe portfolio positioning at period end.

Toward the end of the period, the Fund moved to an overweight duration position versus the benchmark as rising interest rates provided an attractive entry point. In addition, the Fund’s overweight to the front end of the curve was increased with a steepening bias given an attractive risk/reward profile relative to longer-dated Treasuries. A slightly cautious stance was maintained regarding corporate credit given elevated valuations, with a neutral weight in investment grade issues. The Fund held a reduced weight in emerging markets, while balancing less liquid opportunities in securitized assets with exposure to front-end Treasuries and other shorter-dated assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock Core Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the benchmark). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Core Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

A widely recognized unmanaged market weighted index, comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.06%	2.98%	(0.12)%	(1.50)%	N/A	2.26%	N/A	4.28%	N/A
Service	2.81	2.62	(0.25)	(1.74)	N/A	1.97	N/A	3.98	N/A
Investor A	2.69	2.52	(0.25)	(1.74)	(5.67)%	1.95	1.13%	3.96	3.54%
Investor C	2.05	1.92	(0.63)	(2.49)	(3.45)	1.20	1.20	3.20	3.20
Class K	3.11	3.06	(0.09)	(1.44)	N/A	2.35	N/A	4.38	N/A
Class R	2.56	2.32	(0.37)	(1.98)	N/A	1.72	N/A	3.69	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(0.14)	(1.22)	N/A	2.16	N/A	3.77	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of September 30, 2018 (continued)	BlackRock Core Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Ending Account Value (09/30/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$998.80	$2.46	$2.25	$1,000.00	$1,022.61	$2.48	$1,022.81	$2.28
Service	1,000.00	997.50	3.71	3.51	1,000.00	1,021.36	3.75	1,021.56	3.55
Investor A	1,000.00	997.50	3.71	3.51	1,000.00	1,021.36	3.75	1,021.56	3.55
Investor C	1,000.00	993.70	7.40	7.25	1,000.00	1,017.65	7.49	1,017.80	7.33
Class K	1,000.00	999.10	2.21	2.00	1,000.00	1,022.86	2.23	1,023.06	2.03
Class R	1,000.00	996.30	4.90	4.75	1,000.00	1,020.16	4.96	1,020.31	4.81

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for Institutional, 0.74% for Service, 0.74% for Investor A , 1.48% for Investor C , 0.44% for Class K and 0.98% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Service, 0.70% for Investor A , 1.45% for Investor C , 0.40% for Class K and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 14 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	34%
Corporate Bonds	32
U.S. Treasury Obligations	18
Asset-Backed Securities	6
Municipal Bonds	4
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	2
Capital Trusts	—	(b)
Foreign Agency Obligations	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	60%
AA/Aa	5
A	13
BBB/Baa	20
BB/Ba	1
CCC/Caa	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 0.5% of the Fund’s total investments.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund’s Institutional, Service, Investor A and Class K Shares outperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, while the Fund’s Investor C, Investor C1 and Class R Shares underperformed.

What factors influenced performance?

The largest sector contributors to performance during the period included security selection within banking, technology and chemicals. By credit rating, the Fund’s allocation to non-rated positions (namely preferred securities and common equity) represented its largest contributor, followed by an overweight to and security selection within B-rated names. From an asset allocation perspective, positions in preferred equity and bank loans contributed positively, as did liquid high yield positions including high yield exchange traded funds (“ETFs”), credit default swaps and total return swaps.

Conversely, from a sector perspective, security selection within wireless was the largest detractor over the period, followed by selection within the electric sector and the Fund’s underweight to supermarkets. Security selection within the CCC-rated portion of the high yield market detracted from returns, due to a lack of exposure to the “highest beta” (i.e., more market sensitive), more stressed portion of the high yield market, which outperformed. The portfolio’s derivative positions used to manage equity exposure risk detracted slightly, as equity markets rallied.

The Fund also utilized derivatives through credit default swaps, futures and options for investment or risk mitigation purposes. In particular, the Fund may occasionally utilize S&P 500®/Russell 2000® equity index futures or options as an efficient means of reducing equity beta or broad portfolio risk, since high yield and lower-rated high yield issues in particular have a high correlation to equity. The Fund used both Russell 2000® and S&P 500® futures to manage its equity positioning over the period, tactically adding to or reducing the positions as market conditions warranted. These positions slightly detracted as both indices produced positive returns over the annual period. From time to time, specifically for liquidity purposes, the Fund utilized total return swaps to gain indexed high yield exposure. As high yield bonds performed positively over the period, these positions contributed to Fund performance.

Describe recent portfolio activity.

The Fund sought to maintain a neutral risk profile, with a portfolio beta (a reflection of market sensitivity) of approximately 1.0. The Fund remained focused on quality and sought to identify consistent cash flow scenarios where balance sheets and asset coverage are strong. While lower quality and stressed/distressed portions of the high yield market outperformed over the annual period, the portfolio remained underweight in the riskier, higher yielding portion of the market in order to manage risk. Over the period, the Fund added meaningfully to its tactical allocation to floating rate loan interests (“bank loans”), as these typically senior secured assets offer attractive risk-adjusted income with essentially no interest rate risk. Within bank loans, the investment adviser focused new purchases on new issues in view of elevated prices in the secondary market. In a similar vein, the portfolio added to its collateralized loan obligation (“CLO”) position. From a sector perspective, the Fund remained underweight the consumer cyclical space throughout the period, retailers and automotive names in particular, as those sectors continue to face fundamental headwinds. The Fund also reduced its allocation to the broad communications segment and the metals & mining and gaming sectors over the period. By contrast, exposure was added within the chemicals, pharmaceuticals and oil field services sectors.

Describe portfolio positioning at period end.

As of period end, the Fund maintained a beta approximately equal to 1.0. The Fund’s core issuer/credit biases remained centered on cash-flow views, determination of a specific catalyst and/or idiosyncratic characteristics. Overall, the Fund remained underweight in BB-rated credits, overweight in B-rated issuers and overweight in select CCC-rated issuers with improving credit positions or attractive yields. Importantly, the Fund maintained an underweight to the higher-yielding segment of the market that contains a larger concentration of stressed assets. From a sector standpoint, chemicals, banking and technology were the Fund’s largest overweight positions, while retailers, home construction and media & entertainment were its largest underweights. From an asset allocation perspective, the Fund ended the period with an approximate 12% allocation to bank loans and a 3% allocation to CLOs. The portfolio’s common equity positioning was roughly 4% at period end, as the Fund held several high conviction positions in both common and preferred securities. The Fund also maintained holdings in high yield liquid products (a combination of high yield ETFs, high yield credit default swaps and total return swaps).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of September 30, 2018 (continued)	BlackRock High Yield Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.79%	5.78%	3.16%	3.48%	N/A	5.37%	N/A	9.03%	N/A
Service	5.49	5.49	3.01	3.19	N/A	5.05	N/A	8.66	N/A
Investor A	5.22	5.21	3.12	3.15	(0.98)%	5.04	4.18%	8.67	8.23%
Investor C	4.74	4.74	2.63	2.43	1.45	4.26	4.26	7.87	7.87
Investor C1	5.00	5.00	2.75	2.65	N/A	4.45	N/A	8.07	N/A
Class K	5.89	5.89	3.34	3.73	N/A	5.48	N/A	9.12	N/A
Class R	5.12	5.12	2.82	2.83	N/A	4.70	N/A	8.34	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	N/A	N/A	3.46	3.05	N/A	5.55	N/A	9.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock High Yield Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including excise tax and interest expense	Excluding excise tax and interest expense		Including excise tax and interest expense		Excluding excise tax and interest expense
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Ending Account Value (09/30/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,031.60	$3.11	$3.11	$1,000.00	$1,022.01	$3.09	$1,022.01	$3.09
Service	1,000.00	1,030.10	4.58	4.58	1,000.00	1,020.56	4.56	1,020.56	4.56
Investor A	1,000.00	1,031.20	4.79	4.79	1,000.00	1,020.36	4.76	1,020.36	4.76
Investor C	1,000.00	1,026.30	8.33	8.33	1,000.00	1,016.85	8.29	1,016.85	8.29
Investor C1	1,000.00	1,027.50	7.12	7.12	1,000.00	1,018.05	7.08	1,018.05	7.08
Class K	1,000.00	1,033.40	2.60	2.60	1,000.00	1,022.51	2.59	1,022.51	2.59
Class R	1,000.00	1,028.20	6.46	6.46	1,000.00	1,018.70	6.43	1,018.70	6.43

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.90% for Service, 0.94% for Investor A, 1.64% for Investor C, 1.40% for Investor C1, 0.51% for Class K and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.90% for Service, 0.94% for Investor A, 1.64% for Investor C, 1.40% for Investor C1, 0.51% for Class K and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on Page 14 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	79%
Floating Rate Loan Interests	12
Asset-Backed Securities	3
Common Stocks	3
Preferred Securities	2
Investment Companies	1
Non-Agency Mortgage-Backed Securities	—	(b)
Other Interests	—	(b)
Warrants	—	(b)

(a)	Total investments exclude short-term securities and options purchased.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	—	%(d)
AA/Aa	—	(d)
A	1
BBB/Baa	7
BB/Ba	32
B	44
CCC/Caa	11
NR	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities and options purchased.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 0.5% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of September 30, 2018	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, the Fund’s Institutional, Service, Investor A, Investor A1 and Class K Shares outperformed the benchmark, the ICE BofAML 1-3 Year U.S. Corporate & Government Index, while the Fund’s Investor C2 Shares performed in line with the benchmark and the Fund’s Investor C, Investor C3 and Class R Shares underperformed the benchmark.

What factors influenced performance?

The Fund’s largest contribution to performance came from holdings in spread products, led by asset-backed securities (“ABS”), followed by commercial mortgage-backed securities (“CMBS”), collateralized loan obligations, high yield corporate bonds and investment grade corporate bonds. The Fund’s allocations to cash equivalent sectors such as commercial paper and bank certificates of deposit (“CDs”) also contributed to returns.

The principal detractors for the period were the Fund’s exposures to mortgage-backed securities (“MBS”) and emerging market debt.

The Fund held derivatives during the period. In particular, the Fund utilized futures in order to manage duration (sensitivity to interest rate changes) and yield curve positioning; interest rate swaps for duration and yield curve positioning and to express views regarding swap spreads; credit default swaps on individual names and indices to either manage credit risk or gain credit exposure; and currency forwards to manage currency risk or to take active currency positions and options on swaps to express views on volatility. Taken together, the Fund’s derivatives positions for the period had a positive impact on Fund performance.

At period end, the Fund’s cash level was 6.4% of portfolio assets. As front-end yields advanced higher, cash equivalent sectors such as commercial paper and bank CDs became attractive investment options in order to add yield to the portfolio while limiting duration risk. The allocation to cash equivalent securities had a positive impact on Fund returns during the period.

Describe recent portfolio activity.

Over the period, the Fund was generally positioned for a “risk-on” market environment, but at the same time the Fund traded sector exposure and duration tactically. In the fourth quarter of 2017, the Fund maintained a short duration position based on strong synchronized global growth and a pending rate hike by the Fed. Correspondingly, the Fund’s overweight to corporate credit, allocations in ABS and CMBS and a tactical allocation to agency MBS positioned the Fund to benefit from a spread tightening environment with the prospect of new tax legislation in December 2017. Moving into 2018, tighter spreads led to a reduction of the Fund’s MBS allocation and corporate overweight, although the reduction in corporate issues was mainly driven by concerns regarding the repatriation of offshore corporate assets in line with the new tax law. The resulting wider spreads presented an attractive re-entry point in terms of the Fund’s corporate allocation in February.

Going into the latter half of 2018, the Fund’s duration positioning was adjusted to a slightly longer bias on the belief that U.S. rates would stay range-bound while softer economic conditions outside the United States would temporarily pressure rates lower. Additionally, in light of increased volatility, exposure to emerging market sovereign names was eliminated. In August, the Fund’s corporate holdings were reduced in anticipation of higher than expected issuance. However, during the second half of September as supply/demand technical factors tended to favor the sector once again, the Fund’s corporate allocation was increased by adding newly issued bank and energy securities. Given the muted volatility and summer seasonality in agency MBS, exposure to 15-year pass-throughs was also tactically increased.

Describe portfolio positioning at period end.

At the end of the reporting period, the Fund was positioned with an overweight to corporate credit and an underweight to government sectors such as Treasuries, agencies and sovereign issues. The Fund also held out-of-benchmark allocations to ABS, CMBS, agency MBS and high yield corporate securities. Finally, the Fund was positioned with a marginally long duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2018 (continued)	BlackRock Low Duration Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years. The Fund normally invests at least 80% of its assets in debt securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Low Duration Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended September 30, 2018

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.60%	2.57%	0.73%	0.69%	N/A	1.58%	N/A	2.79%	N/A
Service	2.34	2.25	0.71	0.43	N/A	1.28	N/A	2.46	N/A
Investor A	2.29	2.17	0.71	0.43	(1.83)%	1.27	0.81%	2.46	2.22%
Investor A1	2.49	2.39	0.78	0.59	N/A	1.44	N/A	2.62	N/A
Investor C	1.60	1.49	0.22	(0.42)	(1.40)	0.50	0.50	1.69	1.69
Investor C2	2.19	2.12	0.63	0.28	N/A	1.12	N/A	2.31	N/A
Investor C3	1.70	1.56	0.27	(0.32)	N/A	0.55	N/A	1.70	N/A
Class K	2.64	2.63	0.75	0.73	N/A	1.61	N/A	2.84	N/A
Class R	2.10	1.86	0.58	0.18	N/A	0.99	N/A	2.07	N/A
ICE BofAML 1-3 Year U.S. Corporate & Government Index	—	—	0.65	0.28	N/A	0.85	N/A	1.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of September 30, 2018 (continued)	BlackRock Low Duration Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period (b)	Ending Account Value (09/30/18)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,007.30	$2.72	$1.91	$1,000.00	$1,022.36	$2.74	$1,023.16	$1.93
Service	1,000.00	1,007.10	4.18	3.27	1,000.00	1,020.91	4.20	1,021.81	3.29
Investor A	1,000.00	1,007.10	4.13	3.27	1,000.00	1,020.96	4.15	1,021.81	3.29
Investor A1	1,000.00	1,007.80	3.37	2.52	1,000.00	1,021.71	3.40	1,022.56	2.54
Investor C	1,000.00	1,002.20	7.93	7.03	1,000.00	1,017.15	7.99	1,018.05	7.08
Investor C2	1,000.00	1,006.30	4.98	4.02	1,000.00	1,020.10	5.01	1,021.06	4.05
Investor C3	1,000.00	1,002.70	7.43	6.53	1,000.00	1,017.65	7.49	1,018.55	6.58
Class K	1,000.00	1,007.50	2.47	1.76	1,000.00	1,022.61	2.48	1,023.31	1.78
Class R	1,000.00	1,005.80	5.38	4.53	1,000.00	1,019.70	5.42	1,020.56	4.56

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.83% for Service, 0.82% for Investor A, 0.67% for Investor A1, 1.58% for Investor C, 0.99% for Investor C2, 1.48% for Investor C3, 0.49% for Class K and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.38% for Institutional, 0.65% for Service, 0.65% for Investor A, 0.50% for Investor A1, 1.40% for Investor C, 0.80% for Investor C2, 1.30% for Investor C3, 0.35% for Class K and 0.90% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	37%
Asset-Backed Securities	25
Non-Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	11
U.S. Government Sponsored Agency Obligations	11
Foreign Government Obligations	1
Investment Companies	1
Municipal Bonds	—	(b)
Foreign Agency Obligations	—	(b)

(a)	Total investments exclude short-term securities, options purchased and options written.
(b)	Representing less than 0.5% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	61%
AA/Aa	3
A	13
BBB/Baa	22
BB/Ba	—	(d)
B	—	(d)
CCC/Caa	—	(d)
D	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 0.5% of the Fund’s total investments.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

On September 17, 2018, each Fund acquired all of the assets, subject to the liabilities, of a corresponding series of BlackRock Funds II (each, a “Predecessor Fund”) in tax-free reorganizations (each, a “Reorganization”). Each Predecessor Fund is the performance and accounting survivor of its Reorganization. Accordingly, information provided herein for periods prior to the Reorganizations is that of each Fund’s corresponding Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganizations.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”). On December 27, 2017, all issued and outstanding Investor B Shares and Investor B1 Shares of BlackRock High Yield Bond Portfolio (“High Yield Bond”) were converted into Investor A Shares with the same relative aggregate NAV.

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.10% and 0.25% per year, respectively. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares fees. Effective November 8, 2018, the Funds will adopt an automatic conversion feature whereby Investor C1, C2 and C3 shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer sponsored retirement plans. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor A1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	13

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 7.0%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/15/26(a)(b)	USD	1,320	$1,319,978
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.23%, 10/21/28(a)(b)(c)		1,130	1,128,305
ALM V Ltd.(a)(b):
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.58%, 10/18/27		1,000	990,824
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 3.98%, 10/18/27		610	606,050
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.23%, 04/16/27		2,210	2,205,277
Series 2015-12A, Class BR2, (LIBOR USD 3 Month + 1.65%), 3.99%, 04/16/27		1,110	1,101,756
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.24%, 07/15/27		1,480	1,478,635
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/27		560	557,905
ALM XVII Ltd., Series 2015-17A, Class A1AR, (LIBOR USD 3 Month + 0.93%), 3.27%, 01/15/28(a)(b)		1,240	1,236,415
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 3.99%, 01/15/28(a)(b)		250	250,369
AMMC CLO XI Ltd., Series 2012-11A, Class A1R2, (LIBOR USD 3 Month + 1.01%), 3.35%, 04/30/31(a)(b)		650	647,062
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.54%, 11/10/30(a)(b)		500	500,389
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.60%, 07/24/29(a)(b)		790	790,916
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 3.59%, 07/25/29(a)(b)		1,530	1,531,651
Anchorage Capital CLO 1 Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.33%, 04/13/31(a)(b)		2,240	2,228,849
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/28/31(a)(b)		1,040	1,036,094
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.39%, 01/28/31(a)(b)		920	916,394
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.79%, 01/15/30		420	420,336
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.19%, 01/15/30		250	248,653
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.61%, 07/15/30(a)(b)		580	580,706
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.30%, 10/15/27		5,890	5,882,419
Series 2015-7A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.04%, 10/15/27		620	614,745
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.34%, 07/28/28		570	569,420
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		650	649,440

Security		Par (000)	Value
Asset-Backed Securities (continued)
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.59%, 10/13/30(a)(b)	USD	670	$670,848
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.42%, 04/15/31(a)(b)		4,166	4,159,149
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.36%, 04/20/31(a)(b)		500	497,504
Apidos CLO XVI, Series 2013-16A, Class A1R, (LIBOR USD 3 Month + 0.98%), 3.32%, 01/19/25(a)(b)		467	466,473
Apidos CLO XVIII(a)(b):
Series 2014-18A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.47%, 07/22/26		370	370,021
Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 1.00%, 10/22/30		350	350,000
Apidos Clo XXV, Series 2016-25A, Class A2A, (LIBOR USD 3 Month + 1.80%), 4.15%, 10/20/28(a)(b)		780	780,464
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.86%, 09/15/26		1,300	1,303,552
Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.15%, 08/15/27		450	450,543
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.51%, 10/15/30(a)(b)		310	310,162
Atlas Senior Loan Fund IV Ltd.(a)(b):
Series 2013-2A, Class A1RR, (LIBOR USD 3 Month + 0.68%), 2.99%, 02/17/26		1,660	1,653,315
Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.61%, 02/17/26		830	829,887
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.55%, 05/28/30(a)(b)		990	991,064
Atrium XI, Series 11A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.49%, 10/23/25(a)(b)		310	309,985
Atrium XII, Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 3.18%, 04/22/27(a)(b)		380	377,982
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.32%, 07/17/26		970	969,538
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.84%, 07/17/26		650	648,460
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.26%, 08/05/27		900	899,923
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.71%, 08/05/27		590	589,952
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/15/28(a)(b)		630	630,891
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		269	265,890
Series 2015-2, Class A, 3.34%, 11/15/48		315	313,305
Babson CLO Ltd.(a)(b):
Series 2015-IA, Class AR, (LIBOR USD 3 Month + 0.99%), 3.34%, 01/20/31		550	546,807
Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 3.75%, 01/20/31		250	245,976
Series 2016-2A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 07/20/28		290	290,335
Bain Capital Credit CLO, Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.43%, 07/19/31(a)(b)		330	329,378

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.02%, 07/20/29(a)(b)	USD	270	$269,282
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 3.38%, 07/17/28(a)(b)		800	799,848
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (LIBOR USD 3 Month + 1.09%), 3.21%, 04/20/31(a)(b)		360	359,326
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.11%, 07/18/27(a)(b)		670	667,542
BlueMountain CLO Ltd.(a)(b):
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.53%, 10/22/30		1,770	1,772,176
Series 2013-3A, Class B1R, (LIBOR USD 3 Month + 1.40%), 3.74%, 10/29/25		250	250,220
Series 2013-3A, Class CR, (LIBOR USD 3 Month + 1.90%), 4.24%, 10/29/25		850	851,200
Series 2013-4A, Class AR, (LIBOR USD 3 Month + 1.01%), 3.35%, 04/15/25		1,442	1,441,529
Series 2014-2A, Class AR, (LIBOR USD 3 Month + 0.93%), 3.28%, 07/20/26		280	279,978
Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.35%, 04/20/31		250	248,639
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.51%, 06/15/27		785	786,390
Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 3.21%, 03/15/28		1,120	1,121,662
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-4A, Class AR, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/20/29		5,830	5,837,780
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.31%, 04/17/31		800	794,496
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 3.14%, 07/27/31		3,360	3,348,399
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.85%, 04/20/27		250	249,771
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.35%, 04/20/27		340	340,284
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		530	528,195
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.60%, 07/20/30		1,600	1,603,374
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 4.09%, 10/17/29		810	809,960
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.08%, 06/09/30(a)(b)		550	550,151
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.59%, 10/17/30		4,530	4,535,764
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 4.04%, 10/17/30		750	749,558
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 4.59%, 10/17/30		250	250,340
Cent CLO 17 Ltd., Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.39%, 04/30/31(a)(b)		1,860	1,852,070
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.29%, 10/15/26(a)(b)		920	919,187

Security		Par (000)	Value
Asset-Backed Securities (continued)
CIFC Funding Ltd.(a)(b):
Series 2014-4A, Class A1R, (LIBOR USD 3 Month + 1.38%), 3.72%, 10/17/26	USD	2,060	$2,059,984
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.00%), 3.16%, 04/18/31		1,230	1,223,320
Colony American Homes, Series 2015-1A, Class A, (LIBOR USD 1 Month + 1.20%), 3.33%, 07/17/32(a)(b)		1,096	1,097,736
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.15%, 07/20/28(a)(b)		310	307,303
Deer Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 3.53%, 10/20/30(a)(b)		500	500,310
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.46%, 01/15/31(a)(b)		4,900	4,888,066
Dryden 64 CLO Ltd., Series 2018-64A, Class A, (LIBOR USD 3 Month + 0.97%), 3.19%, 04/18/31(a)(b)		524	519,869
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.24%, 10/15/27(a)(b)		3,240	3,232,325
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.25%, 04/15/29(a)(b)		330	328,758
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.51%, 08/15/30(a)(b)		1,660	1,661,408
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.23%, 04/15/27(a)(b)		780	777,955
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 3.71%, 11/15/26		250	249,540
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 3.99%, 11/15/26		350	348,173
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 0.00%, 10/29/29(a)(b)		420	420,000
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 3.71%, 03/15/27(a)(b)		320	318,991
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (LIBOR USD 3 Month + 2.35%), 4.69%, 01/17/27(a)(b)		250	249,686
GSAA Home Equity Trust, Series 2006-5, Class 2A1, (LIBOR USD 1 Month + 0.07%), 2.29%, 03/25/36(a)		662	358,638
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 3.62%, 07/18/31		250	249,899
Series 5A-2015, Class C1R, (LIBOR USD 3 Month + 2.10%), 4.44%, 01/29/26		530	530,144
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.34%, 02/05/31		3,030	3,016,180
Invitation Homes Trust, Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.16%, 07/17/37(a)(b)		929	934,747
KKR CLO 12 Ltd., Series 12, Class A1R, (LIBOR USD 3 Month + 1.05%), 3.39%, 07/15/27(a)(b)		1,260	1,260,461
LCM XXI LP, Series 21A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.23%, 04/20/28(a)(b)		820	816,988

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.29%, 05/15/28(a)(b)	USD	1,810	$1,814,619
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.29%, 04/19/30(a)(b)		1,090	1,088,448
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, (LIBOR USD 3 Month + 1.12%), 3.47%, 07/20/26(a)(b)		1,505	1,504,997
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.54%, 07/29/30(a)(b)		1,990	1,991,594
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.31%, 06/15/28(a)(b)		420	420,531
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.51%, 12/18/30(a)(b)		680	678,754
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (LIBOR USD 3 Month + 0.97%), 3.02%, 04/21/31(a)(b)		480	475,663
Mid-State Trust VII, Series 7, Class A, 6.34%, 12/15/36		1,699	1,810,400
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (LIBOR 3 Month + 1.60%), 3.95%, 07/20/24(a)(b)		931	931,025
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.60%, 10/20/30(a)(b)		830	831,053
MP CLO VII Ltd., Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.08%), 3.23%, 10/18/28(a)(b)		810	809,823
MP CLO VIII Ltd.(a)(b):
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.25%, 10/28/27		1,420	1,416,104
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.42%), 3.76%, 10/28/27		1,500	1,493,562
Navient Private Education Loan Trust(b):
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 3.91%, 10/17/44(a)		895	907,755
Series 2016-AA, Class B, 3.50%, 12/16/58(d)		800	772,478
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.50%, 10/18/30(a)(b)		1,430	1,431,691
Northwoods Capital XVII Ltd., Series 2018-17A, Class A, (LIBOR USD 3 Month + 1.06%), 3.31%, 04/22/31(a)(b)		2,730	2,715,747
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 3.22%, 10/20/27(a)(b)		500	498,455
OCP CLO Ltd.(a)(b):
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 3.42%, 04/26/31		140	139,263
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.19%, 10/26/27		380	376,671
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 3.60%, 07/15/30		2,610	2,610,027
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.27%, 11/20/30		250	245,463
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 3.30%, 04/16/31(a)(b)		1,780	1,766,510
Octagon Investment Partners 24 Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.90%), 3.21%, 05/21/27(a)(b)		3,740	3,739,668

Security		Par (000)	Value
Asset-Backed Securities (continued)
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.36%, 07/17/30(a)(b)	USD	4,590	$4,567,921
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.34%, 01/25/31(a)(b)		2,390	2,377,697
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.19%, 07/15/27(a)(b)		370	367,664
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.47%, 03/20/25(a)(b)		2,460	2,454,216
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, (LIBOR USD 3 Month + 1.01%), 3.36%, 10/20/25(a)(b)		143	143,151
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.35%, 05/23/31(a)(b)		4,495	4,470,051
OneMain Financial Issuance Trust(b):
Series 2015-1A, Class A, 3.19%, 03/18/26		360	360,523
Series 2015-1A, Class B, 3.85%, 03/18/26		997	1,002,204
Series 2015-2A, Class B, 3.10%, 07/18/25		2,566	2,566,185
Series 2016-2A, Class A, 4.10%, 03/20/28		682	685,308
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.60%, 10/22/30(a)(b)		9,195	9,206,954
OZLM IX Ltd., Series 2014-9A, Class CR, (LIBOR USD 3 Month + 3.55%), 5.90%, 01/20/27(a)(b)		1,390	1,391,422
OZLM VIII Ltd.(a)(b):
Series 2014-8A, Class A1AR, (LIBOR USD 3 Month + 1.13%), 3.47%, 10/17/26		950	949,965
Series 2014-8A, Class BR, (LIBOR USD 3 Month + 2.25%), 4.59%, 10/17/26		340	340,237
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.04%, 01/15/29(a)(b)		2,110	2,113,640
Palmer Square CLO Ltd.(a)(b):
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.21%, 04/18/31		850	845,213
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 3.69%, 08/15/26(e)		776	770,833
Palmer Square Loan Funding Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 0.74%), 3.08%, 10/15/25		2,350	2,340,638
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.30%), 3.64%, 10/15/25		1,760	1,760,769
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 0.00%, 11/15/26(c)		1,330	1,330,000
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.54%, 11/14/29		1,870	1,872,115
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.02%, 11/14/29		780	779,491
Progress Residential Trust(b):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		777	765,526
Series 2017-SFR1, Class A, 2.77%, 08/17/34		738	711,097
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.55%, 10/15/30(a)(b)		720	720,610
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.09%, 10/15/29		860	859,910
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.54%, 10/20/30		2,090	2,090,876

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.38%, 04/20/31(a)(b)	USD	720	$715,776
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.43%, 01/15/30(a)(b)		4,240	4,233,908
Silver Creek CLO Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.30%), 4.65%, 07/20/30(a)(b)		500	500,737
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.66%, 03/15/24(a)		1,465	1,463,730
SLM Private Education Loan Trust(b):
Series 2011-C, Class A2A, (LIBOR USD 1 Month + 3.25%), 5.41%, 10/17/44(a)		698	712,634
Series 2012-E, Class A2B, (LIBOR USD 1 Month + 1.75%), 3.91%, 06/15/45(a)		200	199,961
Series 2013-A, Class B, 2.50%, 03/15/47		435	432,081
Series 2013-B, Class B, 3.00%, 05/16/44		585	582,042
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		990	963,586
Sound Point CLO XI Ltd., Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.65%), 4.00%, 07/20/28(a)(b)		2,000	2,000,998
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.66%), 4.01%, 10/20/28(a)(b)		1,010	1,010,479
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.39%), 3.74%, 01/23/29(a)(b)		260	260,500
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(b)		1,445	1,440,924
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.59%, 01/15/30(a)(b)		1,070	1,070,755
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (LIBOR USD 3 Month + 0.96%), 3.30%, 04/16/31(a)(b)		660	655,324
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.22%, 04/15/28(a)(b)		880	877,078
THL Credit Wind River CLO Ltd.(a):
Series 2014-3A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.45%, 01/22/27(b)		250	250,013
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.40%, 07/15/28		1,120	1,119,786
TIAA CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.49%, 01/16/31(a)(b)		910	908,519
Treman Park CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.37%), 3.72%, 04/20/27(a)(b)		300	300,282
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		1,484	1,437,249
Venture 32 CLO Ltd., Series 2018-32A, Class A2A, (LIBOR 3 Month + 1.07%), 3.40%, 07/15/31(a)(b)(e)		350	348,534
Venture XIX CLO Ltd., Series 2014-19A, Class AR, (LIBOR USD 3 Month + 1.37%), 3.71%, 01/15/27(a)(b)		620	620,202
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 3.56%, 10/15/29(a)(b)		3,230	3,230,078
Voya CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.47%, 10/15/30(a)(b)		1,680	1,680,331

Security		Par (000)	Value
Asset-Backed Securities (continued)
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.50%, 01/22/31(a)(b)	USD	1,250	$1,248,778
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.60%, 10/20/29		520	520,711
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/20/29		680	679,931

Total Asset-Backed Securities — 7.0% (Cost: $211,706,677)			211,091,038

Corporate Bonds — 35.9%

Aerospace & Defense — 1.5%
Arconic, Inc., 5.40%, 04/15/21		2,830	2,911,363
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20		568	560,429
4.75%, 10/07/44		107	108,753
General Dynamics Corp., 3.75%, 05/15/28		3,755	3,769,757
Harris Corp.:
2.70%, 04/27/20		522	516,838
4.40%, 06/15/28		3,860	3,873,880
5.05%, 04/27/45		155	163,082
L3 Technologies, Inc.:
3.95%, 05/28/24		725	714,733
3.85%, 12/15/26		3,110	2,991,847
4.40%, 06/15/28		275	274,195
Lockheed Martin Corp.:
3.10%, 01/15/23		2,700	2,671,289
2.90%, 03/01/25		980	937,178
3.55%, 01/15/26		661	653,250
3.60%, 03/01/35		2,612	2,443,303
4.50%, 05/15/36		262	273,100
4.07%, 12/15/42		1,261	1,225,746
3.80%, 03/01/45		330	308,799
4.70%, 05/15/46		1,535	1,636,383
4.09%, 09/15/52		528	502,676
Northrop Grumman Corp.:
2.55%, 10/15/22		2,100	2,024,638
2.93%, 01/15/25		3,570	3,391,352
3.25%, 01/15/28		3,559	3,346,606
3.85%, 04/15/45		803	729,611
4.03%, 10/15/47		1,335	1,251,943
Raytheon Co., 7.20%, 08/15/27		420	524,333
United Technologies Corp.:
4.13%, 11/16/28		2,435	2,418,370
4.15%, 05/15/45		526	489,118
4.05%, 05/04/47		2,395	2,189,085
4.63%, 11/16/48		745	749,149

			43,650,806
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 01/15/34		1,446	1,532,983
3.90%, 02/01/35		1,562	1,470,658
4.05%, 02/15/48		2,340	2,123,384

			5,127,025
Airlines — 0.7%
American Airlines Pass-Through Trust:
Series 2015-2, Class B, 4.40%, 09/22/23		997	994,230
Series 2015-1, Class A, 3.38%, 05/01/27		3,067	2,951,941
Delta Air Lines, Inc.:
2.88%, 03/13/20		11,781	11,685,685
2.60%, 12/04/20		2,460	2,406,354
3.40%, 04/19/21		220	218,644
3.63%, 03/15/22		2,838	2,802,494

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Airlines (continued)
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 03/01/26	USD	595	$593,830

			21,653,178
Auto Components — 0.2%
Aptiv plc:
4.25%, 01/15/26		1,628	1,617,819
4.40%, 10/01/46		1,066	956,983
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		4,749	4,747,642

			7,322,444
Automobiles — 0.5%
Daimler Finance North America LLC(b):
3.10%, 05/04/20		2,575	2,567,178
2.30%, 02/12/21		3,005	2,926,631
3.35%, 05/04/21		3,060	3,046,428
General Motors Co.:
6.25%, 10/02/43		130	133,305
6.75%, 04/01/46		200	216,481
5.40%, 04/01/48(f)		170	158,688
Hyundai Capital America, 2.55%, 04/03/20(b)		7,145	7,023,714
Toyota Motor Corp., 3.67%, 07/20/28		425	421,353

			16,493,778
Banks — 8.3%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		2,120	2,080,827
Banco Santander SA, 3.85%, 04/12/23		2,000	1,953,996
Bank of America Corp.:
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		13,750	13,452,358
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		1,115	1,114,388
3.30%, 01/11/23		2,966	2,924,821
4.20%, 08/26/24		2,700	2,712,623
Series L, 3.95%, 04/21/25		3,185	3,118,434
3.88%, 08/01/25		5,666	5,632,006
Series L, 4.18%, 11/25/27		1,475	1,439,647
Barclays plc:
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(a)		2,255	2,227,694
4.38%, 09/11/24		1,200	1,157,113
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a)		3,590	3,534,965
4.95%, 01/10/47		1,867	1,734,476
BNP Paribas SA(b):
2.95%, 05/23/22		3,425	3,315,636
3.80%, 01/10/24		1,916	1,875,803
(USD Swap Semi 5 Year + 3.98%), 7.00%(a)(g)		620	624,185
Citigroup, Inc.:
2.50%, 07/29/19		5,149	5,137,671
2.90%, 12/08/21		5,950	5,826,615
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		1,779	1,719,849
4.40%, 06/10/25		1,890	1,890,315
4.45%, 09/29/27		209	206,585
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		885	859,193
Citizens Bank NA:
2.30%, 12/03/18		1,128	1,127,496
2.25%, 03/02/20		4,956	4,889,326
2.65%, 05/26/22		4,875	4,687,818
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20		2,789	2,763,509
Discover Bank, 4.65%, 09/13/28		355	355,012
Fifth Third Bank, 2.25%, 06/14/21		2,535	2,460,469

Security		Par (000)	Value
Banks (continued)
HSBC Holdings plc:
5.10%, 04/05/21	USD	2,000	$2,078,436
2.65%, 01/05/22		2,700	2,621,889
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24(a)		2,145	2,130,986
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(g)		3,360	3,223,080
(LIBOR USD 3 Month + 1.53%), 4.58%, 06/19/29(a)		1,150	1,150,018
Huntington National Bank (The), 3.25%, 05/14/21		3,820	3,798,090
ING Groep NV, 4.10%, 10/02/23		5,650	5,654,210
Intesa Sanpaolo SpA(b):
6.50%, 02/24/21		1,200	1,242,071
5.02%, 06/26/24		4,815	4,344,987
JPMorgan Chase & Co.:
4.63%, 05/10/21		3,527	3,638,110
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		1,750	1,751,817
2.97%, 01/15/23		5,500	5,356,810
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		3,475	3,470,202
3.90%, 07/15/25		1,690	1,689,402
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		4,030	3,921,864
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		1,760	1,681,058
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		1,070	1,066,819
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		1,100	1,027,388
KeyBank NA, 3.35%, 06/15/21		1,075	1,073,580
Lloyds Banking Group plc:
4.45%, 05/08/25		2,580	2,574,658
4.65%, 03/24/26		4,655	4,573,748
3.75%, 01/11/27		1,942	1,825,244
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		1,080	1,080,843
3.00%, 02/22/22		1,276	1,248,577
3.46%, 03/02/23		8,400	8,290,989
Mizuho Financial Group, Inc.(b):
2.63%, 04/12/21		3,350	3,267,849
2.27%, 09/13/21		1,294	1,245,025
2.95%, 02/28/22		12,239	11,922,047
2.60%, 09/11/22		1,745	1,665,121
(LIBOR USD 3 Month + 1.00%), 3.92%, 09/11/24(a)		2,790	2,774,948
Nordea Bank AB(b):
2.13%, 05/29/20		2,295	2,253,166
3.75%, 08/30/23		1,470	1,456,896
Royal Bank of Scotland Group plc(a):
(LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23		4,395	4,258,659
(LIBOR USD 3 Month + 1.91%), 5.08%, 01/27/30		1,285	1,282,731
Santander UK Group Holdings plc, 2.88%, 08/05/21		6,293	6,124,253
Santander UK plc, 5.00%, 11/07/23(b)		4,110	4,143,233
Standard Chartered plc, (LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/23(a)(b)		4,090	4,085,423
Sumitomo Mitsui Trust Bank Ltd.(b):
2.05%, 03/06/19		14,870	14,828,417
1.95%, 09/19/19		4,535	4,488,497
SunTrust Banks, Inc., 4.00%, 05/01/25		1,000	1,002,497
Toronto-Dominion Bank (The), 3.50%, 07/19/23		1,255	1,252,674

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20	USD	7,375	$7,304,939
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		5,500	5,281,755
4.13%, 09/24/25		2,322	2,307,570
UniCredit SpA, (USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)		2,141	1,908,868
US Bancorp, 2.95%, 07/15/22		2,700	2,643,852
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)		745	743,068
Wells Fargo & Co.:
2.60%, 07/22/20		1,098	1,087,108
2.55%, 12/07/20		1,391	1,369,105
2.50%, 03/04/21		5,755	5,636,398
2.63%, 07/22/22		3,390	3,274,236

			248,946,041
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc.:
3.30%, 02/01/23		2,530	2,501,320
4.70%, 02/01/36		4,555	4,561,113
4.90%, 02/01/46		1,260	1,274,265
Keurig Dr. Pepper, Inc.(b):
3.55%, 05/25/21		1,175	1,172,869
4.06%, 05/25/23		1,007	1,008,758
PepsiCo, Inc., 4.00%, 05/02/47		1,085	1,064,820

			11,583,145
Biotechnology — 0.4%
AbbVie, Inc.:
3.75%, 11/14/23		825	821,791
4.25%, 11/14/28		840	830,502
4.50%, 05/14/35		1,994	1,915,244
4.40%, 11/06/42		640	592,574
Amgen, Inc., 4.40%, 05/01/45		1,037	1,003,850
Baxalta, Inc.:
4.00%, 06/23/25		974	964,522
5.25%, 06/23/45		233	250,257
Gilead Sciences, Inc.:
2.50%, 09/01/23		1,217	1,161,485
4.60%, 09/01/35		446	459,859
4.00%, 09/01/36		20	19,268
5.65%, 12/01/41		960	1,103,416
4.50%, 02/01/45		946	939,838
4.15%, 03/01/47		1,320	1,250,571

			11,313,177
Building Products — 0.1%
Johnson Controls International plc, 5.13%, 09/14/45		490	508,531
LafargeHolcim Finance US LLC, 4.75%, 09/22/46(b)		2,064	1,880,043

			2,388,574
Capital Markets — 2.5%
Bank of New York Mellon Corp. (The), (LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(a)		565	546,807
CME Group, Inc., 3.75%, 06/15/28		140	139,993
Credit Suisse Group AG, (LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24(a)(b)		1,660	1,654,316
Deutsche Bank AG:
2.70%, 07/13/20		3,990	3,908,465
2.95%, 08/20/20		1,230	1,208,695
4.25%, 10/14/21		860	854,599
(USD Swap Rate 5 Year + 2.55%), 4.87%, 12/01/32(a)		600	533,130

Security		Par (000)	Value
Capital Markets (continued)
Goldman Sachs & Co. LLC, (LIBOR USD 3 Month + 0.44%), 2.75%, 02/08/19(a)(c)	USD	18,000	$18,000,000
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 0.25%), 2.59%, 10/12/18(a)		6,000	6,000,000
(LIBOR USD 3 Month + 0.35%), 2.66%, 11/13/18(a)(c)		9,000	9,000,000
2.00%, 04/25/19		813	809,926
2.75%, 09/15/20		1,050	1,039,252
2.35%, 11/15/21		5,186	5,003,519
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		3,035	2,990,559
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		1,460	1,353,308
ING Bank NV, 5.80%, 09/25/23(b)		1,221	1,287,358
Intercontinental Exchange, Inc.:
3.45%, 09/21/23		1,545	1,536,615
4.00%, 10/15/23		660	674,538
3.75%, 09/21/28		595	587,851
Moody’s Corp., 2.75%, 12/15/21		2,091	2,045,076
Morgan Stanley:
2.75%, 05/19/22		3,860	3,743,163
6.25%, 08/09/26		880	989,241
3.63%, 01/20/27		1,630	1,565,245
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		6,050	5,740,180
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		955	916,699
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.38%, 05/08/32(a)		1,705	1,589,249
S&P Global, Inc., 4.00%, 06/15/25		245	245,683
State Street Corp., 2.65%, 05/19/26		983	910,552

			74,874,019
Chemicals — 0.1%
Dow Chemical Co. (The):
4.38%, 11/15/42		491	465,755
4.63%, 10/01/44		733	717,219
Sherwin-Williams Co. (The):
4.00%, 12/15/42		398	354,486
4.50%, 06/01/47		680	654,016

			2,191,476
Commercial Services & Supplies — 0.1%
Republic Services, Inc., 3.95%, 05/15/28		3,085	3,066,096
Waste Management, Inc., 3.90%, 03/01/35		797	778,635

			3,844,731
Communications Equipment — 0.0%
Juniper Networks, Inc., 3.30%, 06/15/20		1,064	1,063,006

Consumer Finance — 2.0%
AerCap Ireland Capital DAC:
4.63%, 10/30/20		3,990	4,066,099
4.50%, 05/15/21		3,580	3,635,558
American Express Co., 3.70%, 08/03/23		2,055	2,044,623
American Express Credit Corp.:
2.25%, 08/15/19		2,894	2,880,350
3.30%, 05/03/27		600	576,557
Capital One Financial Corp.:
2.40%, 10/30/20		2,295	2,246,961
3.45%, 04/30/21		1,695	1,693,243
3.75%, 03/09/27		765	722,109
Discover Financial Services, 4.10%, 02/09/27		893	853,611
Ford Motor Credit Co. LLC:
3.16%, 08/04/20		410	405,985

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Consumer Finance (continued)
Ford Motor Credit Co. LLC: (continued)
3.20%, 01/15/21	USD	1,060	$1,044,291
5.75%, 02/01/21		2,960	3,077,048
3.34%, 03/18/21		205	202,082
5.88%, 08/02/21		545	569,979
3.22%, 01/09/22		6,600	6,383,145
2.98%, 08/03/22		1,710	1,621,775
4.25%, 09/20/22		1,752	1,735,134
3.10%, 05/04/23		620	582,012
General Motors Financial Co., Inc.:
3.10%, 01/15/19		651	651,507
3.70%, 11/24/20		1,784	1,792,463
4.20%, 03/01/21		1,121	1,134,963
3.20%, 07/06/21		8,819	8,708,719
3.15%, 06/30/22		3,760	3,655,232
4.00%, 01/15/25		2,580	2,495,675
4.00%, 10/06/26		954	896,432
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		1,650	1,581,983
Synchrony Financial:
2.60%, 01/15/19		1,381	1,379,865
2.70%, 02/03/20		742	733,677
4.50%, 07/23/25		1,599	1,542,673
3.95%, 12/01/27		1,190	1,078,018

			59,991,769
Containers & Packaging — 0.0%
International Paper Co., 4.80%, 06/15/44		618	600,356

Diversified Consumer Services — 0.1%
Boston University, Series CC, 4.06%, 10/01/48		560	555,236
Massachusetts Institute of Technology, 3.96%, 07/01/38		1,866	1,874,981

			2,430,217
Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.(b):
3.90%, 04/20/23		385	382,187
5.00%, 04/20/48		960	896,755
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		4,580	4,310,488
ORIX Corp., 2.90%, 07/18/22		1,555	1,503,772
Shell International Finance BV, 3.63%, 08/21/42		821	761,740
Synchrony Bank, 3.65%, 05/24/21		5,530	5,484,065
Woodside Finance Ltd., 3.65%, 03/05/25(b)		236	227,322

			13,566,329
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
4.30%, 02/15/30		9,090	8,741,827
5.25%, 03/01/37		1,099	1,095,318
4.35%, 06/15/45		3,160	2,722,253
5.15%, 02/15/50		1,680	1,593,333
Deutsche Telekom International Finance BV, 4.38%, 06/21/28(b)		900	897,231
Telefonica Emisiones SAU, 4.67%, 03/06/38		2,490	2,339,348
TELUS Corp., 4.60%, 11/16/48		190	189,067
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.86%, 05/22/20(a)		6,352	6,388,209
4.33%, 09/21/28		10,977	11,035,782
4.50%, 08/10/33		2,820	2,796,792
4.40%, 11/01/34		600	585,110
4.13%, 08/15/46		1,060	950,947
5.50%, 03/16/47		3,700	4,051,397

			43,386,614

Security		Par (000)	Value
Electric Utilities — 1.8%
AEP Texas, Inc., 3.95%, 06/01/28(b)	USD	1,870	$1,858,206
AEP Transmission Co. LLC, 4.25%, 09/15/48		1,130	1,127,746
Alabama Power Co., Series A, 4.30%, 07/15/48		915	916,778
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		430	428,110
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		798	702,494
3.75%, 08/15/47		575	527,561
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		1,255	1,215,139
DTE Electric Co., Series A, 4.05%, 05/15/48		1,415	1,392,444
Duke Energy Carolinas LLC, 3.70%, 12/01/47		575	523,266
Duke Energy Corp.:
4.80%, 12/15/45		1,900	1,957,771
3.75%, 09/01/46		2,310	2,029,925
Duke Energy Florida LLC, 3.80%, 07/15/28		855	854,277
Duke Energy Progress LLC:
3.25%, 08/15/25		895	869,898
3.70%, 09/01/28		2,080	2,062,414
Emera US Finance LP:
2.15%, 06/15/19		1,705	1,693,958
2.70%, 06/15/21		2,554	2,479,321
Entergy Corp., 2.95%, 09/01/26		2,020	1,855,939
Entergy Louisiana LLC, 4.20%, 09/01/48		1,265	1,253,764
Eversource Energy, Series L, 2.90%, 10/01/24		2,430	2,306,961
Exelon Corp.:
2.45%, 04/15/21		470	456,768
4.95%, 06/15/35		400	419,324
4.45%, 04/15/46		2,680	2,598,078
Florida Power & Light Co., 4.13%, 06/01/48		1,255	1,257,961
ITC Holdings Corp., 2.70%, 11/15/22		1,345	1,290,148
Kansas City Power & Light Co., 4.20%, 03/15/48		2,115	2,028,568
MidAmerican Energy Co., 4.40%, 10/15/44		740	758,068
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		470	465,742
Northern States Power Co.:
3.40%, 08/15/42		1,325	1,181,373
4.00%, 08/15/45		560	549,300
4.20%, 09/01/48		405	398,201
Ohio Power Co., Series G, 6.60%, 02/15/33		230	288,271
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		1,000	1,063,899
Pacific Gas & Electric Co., 6.05%, 03/01/34		1,300	1,477,636
PacifiCorp, 4.13%, 01/15/49		340	333,869
Public Service Electric & Gas Co., 3.65%, 09/01/28		1,440	1,428,356
Southern Co. (The), 4.40%, 07/01/46		2,255	2,148,036
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28		735	735,113
Tampa Electric Co., 4.30%, 06/15/48		215	213,671
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		2,064	2,043,770
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		1,365	1,321,789
Series A, 3.15%, 01/15/26		310	297,943
Series A, 3.50%, 03/15/27		2,683	2,620,301
4.00%, 01/15/43		760	728,360
4.45%, 02/15/44		794	803,714
Series B, 4.20%, 05/15/45		1,409	1,372,405

			54,336,636
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		1,023	992,820

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 3.20%, 04/01/24	USD	1,036	$993,752
Corning, Inc., 4.38%, 11/15/57		3,250	2,846,461
Tyco Electronics Group SA:
3.45%, 08/01/24		315	306,434
3.13%, 08/15/27		670	623,069

			4,769,716
Energy Equipment & Services — 0.3%
Halliburton Co.:
3.80%, 11/15/25		6,425	6,369,970
5.00%, 11/15/45		33	35,242
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		2,393	2,376,034

			8,781,246
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
3.30%, 02/15/21		1,090	1,083,367
3.45%, 09/15/21		1,247	1,241,781
3.50%, 01/31/23		318	312,762
3.00%, 06/15/23		3,380	3,254,028
5.00%, 02/15/24		302	315,791
4.40%, 02/15/26		214	214,247
CC Holdings GS V LLC, 3.85%, 04/15/23		690	685,610
Crown Castle International Corp.:
3.40%, 02/15/21		572	570,533
2.25%, 09/01/21		2,097	2,014,254
3.20%, 09/01/24		4,245	4,033,890

			13,726,263
Food & Staples Retailing — 0.2%
Kroger Co. (The), 2.65%, 10/15/26		2,450	2,186,014
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24		1,700	1,678,880
4.80%, 11/18/44		92	89,312
Walmart, Inc.:
3.55%, 06/26/25		1,195	1,200,948
4.05%, 06/29/48		530	530,781

			5,685,935
Food Products — 0.2%
Campbell Soup Co., 8.88%, 05/01/21		560	625,851
General Mills, Inc.:
3.20%, 04/16/21		1,010	1,003,453
4.00%, 04/17/25		805	796,777
Tyson Foods, Inc.:
3.90%, 09/28/23		510	512,006
3.95%, 08/15/24		1,500	1,496,457
3.55%, 06/02/27		1,145	1,080,276
5.10%, 09/28/48		480	489,576

			6,004,396
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories:
3.88%, 09/15/25		400	402,589
3.75%, 11/30/26		5,930	5,913,361
Becton Dickinson and Co.:
2.13%, 06/06/19		5,305	5,273,521
2.68%, 12/15/19		1,757	1,747,137
2.89%, 06/06/22		3,780	3,675,083
3.30%, 03/01/23		1,150	1,120,943
4.69%, 12/15/44		279	275,095
Edwards Lifesciences Corp., 4.30%, 06/15/28		395	394,800
Medtronic, Inc., 4.38%, 03/15/35		3,160	3,267,991

			22,070,520

Security		Par (000)	Value
Health Care Providers & Services — 1.2%
Aetna, Inc.:
4.50%, 05/15/42	USD	694	$667,331
4.13%, 11/15/42		548	502,026
4.75%, 03/15/44		565	557,331
AHS Hospital Corp., 5.02%, 07/01/45		1,507	1,676,711
Anthem, Inc., 4.10%, 03/01/28		745	733,759
Cigna Corp., 3.25%, 04/15/25		2,837	2,685,792
CVS Health Corp.:
4.00%, 12/05/23		1,795	1,798,695
4.10%, 03/25/25		2,965	2,957,061
4.78%, 03/25/38		740	736,455
5.13%, 07/20/45		3,860	3,968,216
5.05%, 03/25/48		2,280	2,332,084
Halfmoon Parent, Inc.(b):
3.20%, 09/17/20		6,055	6,032,778
4.13%, 11/15/25		320	319,088
HCA, Inc., 6.50%, 02/15/20		2,830	2,944,615
Howard Hughes Medical Institute, 3.50%, 09/01/23		389	391,615
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		1,130	1,122,895
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		886	885,428
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		1,153	1,154,076
Sutter Health, Series 2018, 3.70%, 08/15/28		209	205,204
UnitedHealth Group, Inc.:
2.70%, 07/15/20		687	682,682
3.75%, 07/15/25		1,440	1,446,848
3.85%, 06/15/28		370	370,910
4.63%, 07/15/35		275	292,735
3.95%, 10/15/42		1,434	1,367,629
4.20%, 01/15/47		179	177,307
3.75%, 10/15/47		30	27,892

			36,037,163
Hotels, Restaurants & Leisure — 0.2%
GLP Capital LP, 5.25%, 06/01/25		2,013	2,045,611
McDonald’s Corp.:
4.70%, 12/09/35		1,340	1,392,912
3.70%, 02/15/42		270	236,140
4.88%, 12/09/45		1,285	1,343,834
4.45%, 03/01/47		690	677,553
4.45%, 09/01/48		385	377,497

			6,073,547
Household Durables — 0.2%
Newell Brands, Inc., 2.88%, 12/01/19		2,926	2,920,769
Toll Brothers Finance Corp., 5.88%, 02/15/22		2,830	2,964,425

			5,885,194
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 03/11/44		1,507	1,421,426
Honeywell International, Inc., 3.81%, 11/21/47		575	546,687

			1,968,113
Insurance — 0.2%
Aon plc, 4.75%, 05/15/45		394	394,165
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		360	341,169
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26		284	278,904
4.35%, 01/30/47		159	151,973
4.20%, 03/01/48		980	924,519
MetLife, Inc., 4.60%, 05/13/46		470	477,884
Principal Financial Group, Inc., 4.30%, 11/15/46		430	405,498

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Prudential Financial, Inc., 3.88%, 03/27/28	USD	1,720	$1,705,114
Travelers Cos., Inc. (The), 4.60%, 08/01/43		1,073	1,117,223
Willis North America, Inc., 3.60%, 05/15/24		52	50,532

			5,846,981
Internet Software & Services — 0.0%
VeriSign, Inc., 4.63%, 05/01/23		1,250	1,271,450

IT Services — 0.4%
DXC Technology Co., 2.88%, 03/27/20		1,056	1,047,193
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		116	116,646
3.00%, 08/15/26		2,820	2,605,766
4.50%, 08/15/46		421	397,333
4.75%, 05/15/48		1,710	1,695,906
Total System Services, Inc.:
3.80%, 04/01/21		450	451,539
3.75%, 06/01/23		1,720	1,704,857
4.80%, 04/01/26		2,949	3,034,476
Visa, Inc.:
4.15%, 12/14/35		939	969,487
4.30%, 12/14/45		520	537,676

			12,560,879
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc., 2.95%, 09/19/26		3,206	2,968,988

Media — 1.7%
CBS Corp., 2.30%, 08/15/19		1,622	1,613,400
Charter Communications Operating LLC:
3.58%, 07/23/20		7,000	7,003,954
4.46%, 07/23/22		1,770	1,799,636
4.50%, 02/01/24		3,270	3,290,042
4.91%, 07/23/25		2,339	2,375,085
6.38%, 10/23/35		3,847	4,137,440
5.38%, 05/01/47		598	566,608
5.75%, 04/01/48		857	857,543
Comcast Corp.:
3.15%, 03/01/26		2,410	2,275,249
4.25%, 01/15/33		1,706	1,672,418
4.40%, 08/15/35		1,171	1,149,007
3.20%, 07/15/36		691	576,576
3.40%, 07/15/46		1,596	1,291,330
Cox Communications, Inc., 3.15%, 08/15/24(b)		3,485	3,298,001
Discovery Communications LLC:
3.80%, 03/13/24		1,300	1,274,992
3.95%, 06/15/25		1,000	975,774
5.20%, 09/20/47		460	449,759
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		400	400,036
3.75%, 10/01/21		215	215,426
NBCUniversal Media LLC, 4.45%, 01/15/43		870	830,320
Time Warner Cable LLC:
5.00%, 02/01/20		1,291	1,318,071
4.13%, 02/15/21		2,660	2,681,360
4.00%, 09/01/21		372	374,244
5.50%, 09/01/41		903	869,745
4.50%, 09/15/42		132	112,648
Viacom, Inc.:
2.75%, 12/15/19		552	548,866
4.50%, 03/01/21		1,345	1,368,776
6.88%, 04/30/36		440	501,002
Warner Media LLC:
2.10%, 06/01/19		3,584	3,565,461
3.60%, 07/15/25		886	848,997

Security		Par (000)	Value
Media (continued)
Warner Media LLC: (continued)
3.80%, 02/15/27	USD	885	$846,555
4.65%, 06/01/44		285	256,326
4.85%, 07/15/45		1,759	1,640,477

			50,985,124
Metals & Mining — 0.2%
Anglo American Capital plc, 3.63%, 09/11/24(b)		2,145	2,042,167
Barrick Gold Corp., 5.25%, 04/01/42		585	609,216
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		620	688,260
Newmont Mining Corp., 3.50%, 03/15/22		2,210	2,191,277
Nucor Corp., 5.20%, 08/01/43		693	753,636

			6,284,556
Multi-Utilities — 0.1%
Ameren Illinois Co., 3.80%, 05/15/28		890	895,109
Consumers Energy Co., 4.05%, 05/15/48		625	616,107
NiSource, Inc.:
2.65%, 11/17/22		195	186,092
3.49%, 05/15/27		1,850	1,754,540
WEC Energy Group, Inc., 3.38%, 06/15/21		320	320,072

			3,771,920
Oil, Gas & Consumable Fuels — 3.4%
Anadarko Petroleum Corp., 6.20%, 03/15/40		1,800	1,995,976
Andeavor, 4.75%, 12/15/23		670	691,637
Andeavor Logistics LP:
5.25%, 01/15/25		1,400	1,433,852
4.25%, 12/01/27		530	517,858
5.20%, 12/01/47		970	968,649
Antero Resources Corp., 5.13%, 12/01/22		2,830	2,873,865
Apache Corp.:
2.63%, 01/15/23		1,034	986,769
5.10%, 09/01/40		760	751,667
4.25%, 01/15/44		2,190	1,941,359
Buckeye Partners LP, 4.88%, 02/01/21		2,550	2,596,031
Cenovus Energy, Inc., 4.25%, 04/15/27		2,530	2,445,625
Cimarex Energy Co.:
4.38%, 06/01/24		2,115	2,133,291
3.90%, 05/15/27		1,460	1,394,746
Concho Resources, Inc., 3.75%, 10/01/27		4,030	3,846,625
Continental Resources, Inc.:
5.00%, 09/15/22		1,240	1,257,980
4.50%, 04/15/23		7,318	7,446,812
3.80%, 06/01/24		1,345	1,318,990
Enbridge, Inc.:
2.90%, 07/15/22		1,705	1,653,769
3.70%, 07/15/27		1,360	1,313,415
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)		1,230	1,139,955
Energy Transfer Partners LP:
5.88%, 03/01/22		2,750	2,909,808
5.00%, 10/01/22		840	869,968
4.50%, 11/01/23		2,435	2,468,077
4.90%, 02/01/24		270	278,286
6.50%, 02/01/42		1,850	2,031,745
Enterprise Products Operating LLC:
5.10%, 02/15/45		408	429,790
4.90%, 05/15/46		1,742	1,801,515
EOG Resources, Inc., 4.15%, 01/15/26		859	878,444
Exxon Mobil Corp., 1.82%, 03/15/19		3,177	3,166,069
Hess Corp., 5.80%, 04/01/47		600	631,897
Kinder Morgan Energy Partners LP:
6.38%, 03/01/41		210	239,415
5.00%, 03/01/43		585	572,541
Kinder Morgan, Inc., 5.05%, 02/15/46		2,845	2,846,484

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp., 5.85%, 12/15/45	USD	1,225	$1,287,350
MPLX LP:
4.88%, 06/01/25		1,290	1,332,232
5.20%, 03/01/47		624	625,254
Newfield Exploration Co., 5.38%, 01/01/26		2,830	2,932,588
NGPL PipeCo LLC, 4.38%, 08/15/22(b)		2,481	2,499,608
Northwest Pipeline LLC, 4.00%, 04/01/27(b)		2,085	2,018,007
Pioneer Natural Resources Co., 4.45%, 01/15/26		6,490	6,648,509
Plains All American Pipeline LP, 3.65%, 06/01/22		230	227,187
Rockies Express Pipeline LLC, 5.63%, 04/15/20(b)		2,900	2,979,750
Sabine Pass Liquefaction LLC:
5.62%, 04/15/23		1,380	1,467,440
5.75%, 05/15/24		2,985	3,204,308
5.88%, 06/30/26		1,520	1,641,597
Spectra Energy Partners LP, 4.50%, 03/15/45		2,080	1,989,719
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		2,740	2,710,319
TransCanada PipeLines Ltd., 4.88%, 05/15/48		990	1,011,885
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		1,322	1,610,318
4.00%, 03/15/28		1,000	977,139
Valero Energy Corp., 3.65%, 03/15/25		2,925	2,860,478
Williams Cos., Inc. (The):
4.00%, 11/15/21		2,225	2,245,435
3.70%, 01/15/23		870	860,943
4.55%, 06/24/24		660	670,550
4.00%, 09/15/25		1,835	1,805,522
Series A, 7.50%, 01/15/31		665	807,714
5.75%, 06/24/44		1,200	1,284,201

			103,530,963
Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 7.38%, 12/01/25		1,203	1,437,169
Suzano Austria GmbH, 6.00%, 01/15/29(b)		517	518,939

			1,956,108
Pharmaceuticals — 0.7%
Allergan Finance LLC, 3.25%, 10/01/22		4,990	4,899,317
Allergan Funding SCS, 3.80%, 03/15/25		7,925	7,760,505
Bayer US Finance II LLC(b):
3.38%, 07/15/24		206	196,139
3.60%, 07/15/42		828	649,247
Bayer US Finance LLC, 3.38%, 10/08/24(b)		327	311,604
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		690	697,108
Johnson & Johnson, 3.63%, 03/03/37		245	235,731
Merck & Co., Inc., 3.60%, 09/15/42		200	188,695
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19		5,310	5,253,226
Wyeth LLC, 5.95%, 04/01/37		1,360	1,648,587

			21,840,159
Road & Rail — 0.5%
Ashtead Capital, Inc., 4.13%, 08/15/25(b)		3,000	2,850,000
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45		559	551,331
4.70%, 09/01/45		355	376,683
4.13%, 06/15/47		1,110	1,100,252
CSX Corp., 4.25%, 11/01/66		1,255	1,125,806
Norfolk Southern Corp.:
3.65%, 08/01/25		215	213,577
4.05%, 08/15/52		772	722,377
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		2,744	2,554,223
Ryder System, Inc., 3.75%, 06/09/23		110	109,749
Union Pacific Corp.:
3.38%, 02/01/35		2,390	2,150,082
3.60%, 09/15/37		1,490	1,364,588

Security		Par (000)	Value
Road & Rail (continued)
Union Pacific Corp.: (continued)
3.80%, 10/01/51	USD	1,550	$1,377,237
3.88%, 02/01/55		1,224	1,076,458

			15,572,363
Semiconductors & Semiconductor Equipment — 1.2%
Analog Devices, Inc.:
2.50%, 12/05/21		2,030	1,953,321
3.90%, 12/15/25		283	277,772
3.50%, 12/05/26		3,570	3,419,201
5.30%, 12/15/45		86	91,884
Applied Materials, Inc.:
5.10%, 10/01/35		910	998,706
4.35%, 04/01/47		463	460,961
Broadcom Corp.:
2.38%, 01/15/20		6,086	6,014,597
3.00%, 01/15/22		8,612	8,390,327
2.65%, 01/15/23		1,163	1,098,765
Lam Research Corp., 2.75%, 03/15/20		1,081	1,074,681
NXP BV(b):
4.13%, 06/15/20		2,900	2,918,125
4.13%, 06/01/21		1,005	1,003,915
4.63%, 06/15/22		575	580,031
3.88%, 09/01/22		2,373	2,349,270
QUALCOMM, Inc.:
2.60%, 01/30/23		2,580	2,480,147
4.80%, 05/20/45		872	883,218
4.30%, 05/20/47		2,430	2,283,569
Texas Instruments, Inc., 4.15%, 05/15/48		1,105	1,109,529

			37,388,019
Software — 0.9%
Autodesk, Inc., 3.50%, 06/15/27		3,545	3,301,920
Microsoft Corp.:
3.50%, 02/12/35		2,108	2,033,407
3.45%, 08/08/36		3,850	3,670,732
3.70%, 08/08/46		5,028	4,809,173
Oracle Corp.:
3.25%, 11/15/27		109	104,881
3.90%, 05/15/35		1,497	1,448,757
4.00%, 07/15/46		1,232	1,174,102
4.00%, 11/15/47		120	113,949
4.38%, 05/15/55		826	822,600
VMware, Inc., 2.30%, 08/21/20		8,291	8,127,739

			25,607,260
Specialty Retail — 0.1%
Home Depot, Inc. (The), 5.88%, 12/16/36		1,000	1,217,138
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,200	1,208,778

			2,425,916
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.:
3.00%, 02/09/24		2,553	2,502,794
2.85%, 05/11/24		4,885	4,735,761
3.85%, 05/04/43		905	871,095
3.45%, 02/09/45		630	565,237
4.65%, 02/23/46		3,243	3,503,536
Dell International LLC, 8.35%, 07/15/46(b)		375	466,783
Hewlett Packard Enterprise Co., 2.85%, 10/05/18		1,227	1,227,044
Seagate HDD Cayman, 4.25%, 03/01/22		535	531,656

			14,403,906
Thrifts & Mortgage Finance — 0.1%
BPCE SA, 3.00%, 05/22/22(b)		3,040	2,938,552

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Tobacco — 0.3%
BAT Capital Corp.(b):
3.22%, 08/15/24	USD	520	$495,632
4.54%, 08/15/47		1,724	1,588,117
Reynolds American, Inc., 4.45%, 06/12/25		5,695	5,736,970

			7,820,719
Trading Companies & Distributors — 0.1%
Air Lease Corp., 2.63%, 07/01/22		1,255	1,201,249
GATX Corp.:
2.60%, 03/30/20		1,182	1,167,045
3.85%, 03/30/27		790	750,920

			3,119,214
Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., 5.00%, 03/15/44		320	334,918
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		4,136	4,120,739
4.74%, 03/20/25		9,410	9,405,766
Vodafone Group plc:
3.75%, 01/16/24		2,870	2,837,478
4.13%, 05/30/25		1,210	1,200,640
5.25%, 05/30/48		3,235	3,247,917

			21,147,458

Total Corporate Bonds — 35.9% (Cost: $1,096,994,429)			1,078,198,769

Foreign Agency Obligations — 0.1%

France — 0.1%
Electricite de France SA(b):
4.50%, 09/21/28		1,110	1,093,425
5.00%, 09/21/48		580	564,698

			1,658,123
Mexico — 0.0%
Petroleos Mexicanos:
5.35%, 02/12/28(b)		1,532	1,443,910
6.75%, 09/21/47		221	209,950

			1,653,860
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36(b)		200	206,000

Total Foreign Agency Obligations — 0.1% (Cost: $3,594,191)			3,517,983

Foreign Government Obligations — 1.8%

Colombia — 0.2%
Republic of Colombia:
4.38%, 07/12/21		755	769,345
3.88%, 04/25/27		6,600	6,402,000

			7,171,345
Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24		2,860	3,054,022

Indonesia — 0.1%
Republic of Indonesia:
4.10%, 04/24/28		1,130	1,100,338
7.50%, 05/15/38	IDR	12,239,000	745,559

			1,845,897
Japan — 0.2%
Japan Government CPI Linked Bond, 0.10%, 03/10/28	JPY	681,530	6,262,254

Security		Par (000)	Value
Mexico — 0.6%
United Mexican States, 4.15%, 03/28/27	USD	18,821	$18,482,222

Panama — 0.1%
Republic of Panama, 3.75%, 03/16/25		2,850	2,837,175

Peru — 0.1%
Republic of Peru, 7.35%, 07/21/25		3,050	3,728,625

Philippines — 0.2%
Republic of the Philippines, 3.00%, 02/01/28		5,080	4,741,168

South Africa — 0.1%
Republic of South Africa:
5.50%, 03/09/20		1,473	1,502,460
5.88%, 05/30/22		283	293,967
6.25%, 03/31/36	ZAR	22,004	1,107,727
8.50%, 01/31/37		9,373	588,657

			3,492,811
Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	2,680	2,724,220

Total Foreign Government Obligations — 1.8% (Cost: $55,832,255)			54,339,739

Municipal Bonds — 4.8%
Adams & Weld Counties School District No. 27J, Series 2017, GO, 5.00%, 12/01/42		410	462,295
American Municipal Power, Inc. (Combined Hyroelectric Project);
Series 2010B, RB, 7.83%, 02/15/41		350	500,766
Series 2009B, RB, 6.45%, 02/15/44		875	1,108,362
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		270	304,395
Bay Area Toll Authority, Series 2010S-1, RB, 7.04%, 04/01/50		1,385	2,028,928
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47		420	453,697
Series 2017, RB, 5.00%, 11/01/50		390	419,745
Buena Park School District, Series 2018, GO, 5.00%, 08/01/47		210	236,630
California Infrastructure & Economic Development Bank;
Series 2017, RB, 5.00%, 05/15/47		170	192,748
Series 2017, RB, 5.00%, 05/15/52		170	191,853
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		420	464,188
City & County of Denver, Series 2016A, RB, 5.00%, 08/01/44		690	766,811
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		200	221,330
Series 2018A, RB, 5.00%, 11/01/41		620	702,621
Series 2018B, RB, 5.00%, 11/01/47		420	473,512
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		840	938,414
Series 2016, RB, 5.00%, 08/01/46		340	379,834
City of Cartersville, Series 2018, RB, 5.00%, 06/01/48		420	474,201
City of Cleveland, Series 2018, GO, 5.00%, 12/01/43		1,255	1,403,793
City of Colorado Springs Utilities System, Series 2017A-2, RB, 5.00%, 11/15/42		1,000	1,130,380
City of Columbia Waterworks & Sewer System;
Series 2018, RB, 5.00%, 02/01/42		320	364,470
Series 2018, RB, 5.00%, 02/01/48		340	385,495

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
City of New York;
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/40	USD	610	$688,653
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/45		960	1,079,635
City of San Antonio Electric & Gas Systems, Series 2010A, RB, 5.81%, 02/01/41		815	1,011,594
Clark County School District;
Series 2018A, GO, 5.00%, 06/15/30		440	503,620
Series 2018A, GO, 5.00%, 06/15/31		470	535,438
Series 2018A, GO, 5.00%, 06/15/33		520	588,250
Series 2018A, GO, 5.00%, 06/15/34		500	563,420
Commonwealth of Massachusetts;
Series 2017F, GO, 5.00%, 11/01/40		1,350	1,526,512
Series 2018A, GO, 5.00%, 01/01/45		570	642,299
Series 2017F, GO, 5.00%, 11/01/45		440	495,691
Series 2018A, GO, 5.00%, 01/01/46		1,595	1,795,954
Series 2017F, GO, 5.00%, 11/01/46		2,575	2,898,780
Series 2018A, GO, 5.00%, 01/01/48		1,090	1,225,487
Commonwealth of Massachusetts Transportation Fund (Rail Enhancement & Accelerated Bridge Programs), Series 2018A, RB, 5.00%, 06/01/48		850	963,433
County of Clark;
Series 2018A, GO, 5.00%, 06/01/43		1,890	2,135,549
Series 2018A, GO, 5.00%, 05/01/48		325	365,800
County of Franklin;
Series 2018, RB, 5.00%, 06/01/43		380	434,758
Series 2018, RB, 5.00%, 06/01/48		740	843,341
County of King;
Series 2017, RB, 5.00%, 07/01/42		260	293,332
Series 2015A, RB, 5.00%, 07/01/47		430	474,002
District of Columbia, Series 2016A, GO, 5.00%, 06/01/41		2,925	3,278,106
District of Columbia Water & Sewer Authority, Series 2018B, RB, 5.00%, 10/01/49		2,125	2,406,371
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		805	870,938
Grand Parkway Transportation Corp. (Grand Parkway Project);
Series 2018A, RB, 5.00%, 10/01/43		1,210	1,360,790
Series 2018A, RB, 5.00%, 10/01/48		2,170	2,429,228
Hampton Roads Transportation Accountability Commission;
Series 2018A, RB, 5.00%, 07/01/48		3,270	3,709,750
Series 2018A, RB, 5.50%, 07/01/57		940	1,099,518
Health & Educational Facilities Authority of the State of Missouri, Series 2016A, RB, 3.65%, 01/15/46		270	253,603
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46		3,815	4,231,751
Long Island Power Authority, Series 2017, RB, 5.00%, 09/01/47		1,145	1,271,809
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		800	1,101,616
Los Angeles Department of Water & Power System (Water System Revenue Bonds);
Series 2010D, RB, 6.57%, 07/01/45		320	440,054
Series 2010A, RB, 6.60%, 07/01/50		525	735,940
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		1,580	2,030,916
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		380	421,124

Security		Par (000)	Value
Municipal Bonds (continued)
Massachusetts Development Finance Agency;
Series 2018J-2, RB, 5.00%, 07/01/43	USD	210	$226,976
Series 2017, RB, 5.00%, 09/01/45		230	254,359
Series 2018J-2, RB, 5.00%, 07/01/48		1,040	1,119,716
Series 2018J-2, RB, 5.00%, 07/01/53		590	632,769
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		220	225,696
Series 2014B, RB, 4.60%, 12/01/44		225	230,913
Series 2015A, RB, 4.50%, 12/01/48		280	286,798
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		380	415,401
Massachusetts School Building Authority, Series 2018A, RB, 5.25%, 02/15/48		625	716,544
Metropolitan Atlanta Rapid Transit Authority;
Series 2015A, RB, 5.00%, 07/01/41		420	464,726
Series 2015A, RB, 5.00%, 07/01/42		420	464,457
Series 2015B, RB, 5.00%, 07/01/45		330	368,296
Metropolitan St. Louis Sewer District, Series 2017A, RB, 5.00%, 05/01/47		540	608,958
Metropolitan Transportation Authority;
Series 2010A, RB, 6.67%, 11/15/39		200	259,164
Series 2010E, RB, 6.81%, 11/15/40		610	804,297
Metropolitan Washington Airports Authority, Series 2018A, RB, 5.00%, 10/01/43		650	722,377
Miami-Dade County Educational Facilities Authority, Series 2018A, RB, 5.00%, 04/01/53		460	502,131
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33		250	245,995
Series 2018A, RB, 4.00%, 10/01/43		240	239,623
Series 2018A, RB, 4.05%, 10/01/48		110	109,810
Series 2018A, RB, 4.15%, 10/01/53		560	558,970
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		323	381,004
New Jersey Transportation Trust Fund Authority, Series 2009B, RB, 6.88%, 12/15/39		1,260	1,283,411
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		496	709,672
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		260	254,930
Series 2018C-1-B, RB, 3.85%, 11/01/43		780	772,543
Series 2014C-1-A, RB, 4.20%, 11/01/44		3,490	3,555,438
Series 2018C-1-A, RB, 4.00%, 11/01/53		830	820,704
New York City Transitional Finance Authority Future Tax Secured, Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		1,205	1,195,011
New York City Water & Sewer System;
Series 2018FF, RB, 5.00%, 06/15/39		870	985,719
Series 2018FF, RB, 5.00%, 06/15/40		630	713,796
Series 2010GG, RB, 5.72%, 06/15/42		1,720	2,137,289
Series 2011EE, RB, 5.38%, 06/15/43		4,120	4,396,864
Series 2011AA, RB, 5.44%, 06/15/43		410	492,693
Series 2011EE, RB, 5.50%, 06/15/43		4,935	5,282,029
Series 2011CC, RB, 5.88%, 06/15/44		330	418,625
Series 2018CC, RB, 5.00%, 06/15/48		1,250	1,395,525
New York State Dormitory Authority;
Series 2018B, RB, 5.00%, 10/01/38		670	774,038
Series 2018A, RB, 5.00%, 03/15/39		670	760,671
Series 2010H, RB, 5.39%, 03/15/40		320	375,824
Series 2017A, RB, 5.00%, 03/15/43		430	481,174
Series 2018A, RB, 5.00%, 10/01/48		260	329,805
New York Transportation Development Corp. (Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project), Series 2018, RB, 5.00%, 01/01/30		1,365	1,522,071

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Northeast Ohio Regional Sewer District, Series 2014, RB, 5.00%, 11/15/49	USD	3,045	$3,350,870
Omaha Public Power District, Series 2017A, RB, 5.00%, 02/01/42		490	556,219
Pennsylvania State University, Series 2018, RB, 5.00%, 09/01/48		340	385,754
Port Authority of New York & New Jersey, Series 181, RB, 4.96%, 08/01/46		1,305	1,457,085
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		220	241,195
Rutgers The State University of New Jersey, Series 2010H, RB, 5.67%, 05/01/40		1,770	2,068,599
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		840	931,652
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		390	436,227
State of California;
Series 2018, GO, 4.60%, 04/01/38		2,870	2,977,338
Series 2009, GO, 7.55%, 04/01/39		920	1,342,814
Series 2009, GO, 7.30%, 10/01/39		420	586,408
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20		330	340,365
Series 2017D, GO, 5.00%, 11/01/22		400	419,824
Series 2017D, GO, 5.00%, 11/01/24		1,050	1,108,464
Series 2017A, GO, 5.00%, 12/01/24		210	221,714
Series 2017D, GO, 5.00%, 11/01/25		2,830	2,986,839
Series 2003, GO, 5.10%, 06/01/33		3,525	3,383,119
State of Texas;
Series 2016, GO, 5.00%, 04/01/40		310	347,154
Series 2016, GO, 5.00%, 04/01/43		500	558,160
State of Washington, Series 2018C, GO, 5.00%, 02/01/39		1,935	2,195,586
State of West Virginia;
Series 2018B, GO, 5.00%, 06/01/40		570	647,070
Series 2018B, GO, 5.00%, 12/01/40		590	669,774
Series 2018B, GO, 5.00%, 12/01/41		560	635,225
Texas Water Development Board;
Series 2018A, RB, 5.00%, 10/15/43		2,830	3,215,871
Series 2017A, RB, 5.00%, 10/15/47		240	270,454
Triborough Bridge & Tunnel Authority, Series 2017A, RB, 5.00%, 11/15/47		2,135	2,391,670
University of California;
Series 2009R, RB, 5.77%, 05/15/43		5,285	6,403,147
Series 2012AD, RB, 4.86%, 05/15/2112		219	221,729
University of California Medical Centre, Series 2016L, RB, 5.00%, 05/15/47		370	409,431
University of Texas, Series 2017A, RB, 3.38%, 07/01/47		2,385	2,175,692
Upper Arlington City School District, Series 2018A, GO, 5.00%, 12/01/48		550	622,006
Utah Transit Authority, Series 2039, RB, 5.94%, 06/15/39		1,455	1,786,158
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/52		590	628,657
Washington State Convention Center Public Facilities District, Series 2018, RB, 5.00%, 07/01/58		1,610	1,771,564

Total Municipal Bonds — 4.8% (Cost: $145,167,537)			144,552,176

Non-Agency Mortgage-Backed Securities — 4.6%

Collateralized Mortgage Obligations — 0.9%
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 2.76%, 02/25/35(d)		357	339,668

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust(b)(d):
Series 2017-2, Class A6, 3.00%, 05/25/47	USD	4,895	$4,782,579
Series 2017-3, Class 1A6, 3.00%, 08/25/47		5,874	5,663,867
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.44%, 04/16/36(b)(d)		7,607	6,492,749
MortgageIT Trust, Series 2004-1, Class A1, 3.00%, 11/25/34(d)		712	698,607
OBX Trust, Series 2018-EXP1, Class 1A3, 4.00%, 04/25/48(b)(d)		7,279	7,254,791
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 4.06%, 11/25/34(d)		1,423	1,422,921
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 04/25/31(b)		344	342,022

			26,997,204
Commercial Mortgage-Backed Securities — 3.4%
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)		500	524,969
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(d)		1,550	1,501,429
AREIT Trust, Series 2018-CRE1, Class A, 2.98%, 02/14/35(b)(c)(d)		655	655,381
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.26%, 04/15/35(b)(d)		810	812,905
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, 4.11%, 12/15/36(b)(d)		4,750	4,767,812
Aventura Mall Trust(b)(d):
Series 2013-AVM, Class D, 3.87%, 12/05/32		500	506,591
Series 2013-AVM, Class E, 3.87%, 12/05/32		3,830	3,880,486
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2017-SCH, Class CL, 3.66%, 11/15/32		1,450	1,450,000
Series 2017-SCH, Class DL, 4.16%, 11/15/32		1,490	1,490,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)		136	136,954
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 3.01%, 01/15/33(b)(d)		590	589,629
BANK, Series 2018-BN13, Class A5, 4.22%, 08/15/61		430	442,488
BBCMS Mortgage Trust(b)(d):
Series 2018-TALL, Class A, 2.88%, 03/15/37		232	231,855
Series 2018-TALL, Class D, 3.61%, 03/15/37		600	600,752
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		1,119	1,095,752
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(b)(d)		260	242,520
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51(b)		130	111,619
Series 2018-B5, Class A4, 4.21%, 07/15/51		740	762,808
BSPRT Issuer Ltd., Series 2017-FL2, Class A, 2.98%, 10/15/34(b)(c)(d)		111	111,541
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		710	700,324
Series 2013-1515, Class C, 3.45%, 03/10/33		2,810	2,705,143
Series 2013-1515, Class E, 3.72%, 03/10/33		100	95,624
BXP Trust, Series 2017-CC, Class D, 3.67%, 08/13/37(b)(d)		460	426,864
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(b)(d)		200	203,004
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		167	162,468

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48	USD	1,817	$1,869,627
Series 2017-CD3, Class A4, 3.63%, 02/10/50		280	277,336
CD_18-CD7-A4, 4.28%, 07/01/28(d)		500	518,312
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		110	110,197
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		840	852,570
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 2.95%, 07/15/32		1,200	1,201,694
Series 2017-BIOC, Class D, 3.76%, 07/15/32		900	900,283
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.63%, 05/10/35(b)(d)		245	240,820
Series 2014-GC19, Class C, 5.17%, 03/10/47(d)		120	124,116
Series 2016-C1, Class D, 5.12%, 05/10/49(b)(d)		2,109	1,995,669
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		1,000	758,337
Series 2016-P3, Class C, 5.00%, 04/15/49(d)		501	512,275
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		600	620,688
Commercial Mortgage Trust:
Series 2013-WWP, Class D, 3.90%, 03/10/31(b)		710	727,366
Series 2014-CR15, Class C, 4.88%, 02/10/47(d)		70	71,813
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,534	1,571,133
Series 2014-CR17, Class A5, 3.98%, 05/10/47		831	848,311
Series 2014-CR18, Class A4, 3.55%, 07/15/47		130	129,919
Series 2014-CR19, Class A5, 3.80%, 08/10/47		440	445,183
Series 2014-LC15, Class A4, 4.01%, 04/10/47		320	327,249
Series 2014-PAT, Class A, 2.93%, 08/13/27(b)(d)		1,500	1,500,000
Series 2014-UBS4, Class C, 4.78%, 08/10/47(d)		551	543,449
Series 2015-CR25, Class A4, 3.76%, 08/10/48		760	764,264
Series 2015-LC19, Class A4, 3.18%, 02/10/48		420	410,214
Series 2015-LC19, Class C, 4.40%, 02/10/48(d)		1,800	1,779,871
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		1,750	1,503,549
Series 2015-LC23, Class A4, 3.77%, 10/10/48		100	100,599
Series 2016-667M, Class D, 3.28%, 10/10/36(b)(d)		440	401,094
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		4,150	3,411,040
Core Industrial Trust(b):
Series 2015-TEXW, Class A, 3.08%, 02/10/34		3,374	3,342,859
Series 2015-TEXW, Class D, 3.98%, 02/10/34(d)		440	438,618
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		1,119	1,127,002
CSMC Trust(b):
Series 2016-MFF, Class A, 3.76%, 11/15/33(d)		173	174,157
Series 2017-PFHP, Class A, 3.11%, 12/15/20(d)		530	530,163
Series 2017-TIME, Class A, 3.65%, 11/13/39		230	223,194
CSWF, Series 2018-TOP, Class A, 3.16%, 08/15/35(b)(d)		312	312,043
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.63%, 08/10/49(b)(d)		713	605,980
DBUBS Mortgage Trust(b):
Series 2011-LC1A, Class E, 5.88%, 11/10/46(d)		1,310	1,351,804
Series 2017-BRBK, Class A, 3.45%, 10/10/34		1,080	1,066,703
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(b)(d)		350	347,270
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 2.99%, 06/15/35(b)(d)		1,130	1,129,313
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 3.46%, 12/15/34(b)(d)		113	113,143
GPMT Ltd., Series 2018-FL1, Class A, 3.08%, 11/21/35(b)(d)		703	701,743

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32	USD	800	$875,364
Series 2013-KING, Class D, 3.55%, 12/10/27(d)		1,150	1,138,852
GS Mortgage Securities Corp. Trust(b):
Series 2016-RENT, Class C, 4.20%, 02/10/29(d)		395	395,315
Series 2017-500K, Class D, 3.46%, 07/15/32(d)		360	360,561
Series 2017-GPTX, Class A, 2.86%, 05/10/34		570	556,018
Series 2018-HULA, Class D, 3.96%, 07/15/25(d)		280	280,000
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(d)		400	394,927
Series 2015-GC32, Class C, 4.56%, 07/10/48(d)		790	776,312
Series 2015-GC32, Class D, 3.35%, 07/10/48		519	445,753
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		150	129,888
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		50	39,643
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		1,890	1,825,930
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 08/10/38(b)		230	214,339
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		440	435,247
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(d)		730	698,354
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 2.86%, 01/15/33(b)(d)		150	149,911
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		450	454,023
Series 2014-C26, Class A4, 3.49%, 01/15/48		753	747,368
Series 2015-C33, Class D1, 4.27%, 12/15/48(b)(d)		553	512,736
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.80%, 03/15/50(b)(d)		520	505,118
Series 2017-JP7, Class B, 4.05%, 09/15/50		90	89,115
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.46%, 06/15/45(b)(d)		110	112,718
Series 2014-C20, Class A5, 3.80%, 07/15/47		480	485,188
Series 2015-JP1, Class C, 4.90%, 01/15/49(d)		1,310	1,338,231
Series 2015-JP1, Class D, 4.40%, 01/15/49(d)		770	728,223
Series 2015-JP1, Class E, 4.40%, 01/15/49(b)(d)		2,011	1,850,622
Series 2015-UES, Class C, 3.74%, 09/05/32(b)(d)		990	985,702
Series 2016-NINE, Class A, 2.95%, 10/06/38(b)(d)		1,330	1,246,347
Series 2017-MAUI, Class D, 4.08%, 07/15/34(b)(d)		130	130,407
Lone Star Portfolio Trust(b)(d):
Series 2015-LSP, Class A1A2, 4.21%, 09/15/28		69	69,377
Series 2015-LSP, Class D, 6.41%, 09/15/28		444	446,449
MAD Mortgage Trust, Series 2017-330M, Class D, 4.11%, 08/15/34(b)(d)		300	293,093
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.53%, 09/12/42(b)(d)		100	102,837
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		1,120	1,135,151
Series 2015-C23, Class A4, 3.72%, 07/15/50		248	248,811
Series 2015-C23, Class D, 4.27%, 07/15/50(b)(d)		1,000	899,050
Series 2015-C25, Class C, 4.68%, 10/15/48(d)		320	318,456
Series 2015-C25, Class D, 3.07%, 10/15/48		300	260,872
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		1,485	1,278,449
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		585	578,056
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(b)		200	193,225
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		1,360	1,104,692

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.56%, 07/13/29(b)(d)	USD	350	$342,059
Series 2017-H1, Class A5, 3.53%, 06/15/50		950	926,845
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		730	708,588
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		2,440	1,895,441
Series 2017-JWDR, Class D, 4.11%, 11/15/34(b)(d)		1,280	1,283,999
Series 2018-H3, Class A5, 4.18%, 07/15/51		390	399,417
Series 2018-H3, Class C, 5.01%, 07/15/51(d)		730	730,560
Series 2018-H3, Class D, 3.00%, 07/15/51(b)		510	420,969
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.11%, 06/15/35(b)(d)		190	190,092
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		220	216,634
RAIT Trust, Series 2017-FL7, Class A, 3.11%, 06/15/37(b)(d)		961	961,508
Resource Capital Corp. Ltd.(b)(d):
Series 2017-CRE5, Class A, 2.96%, 07/15/34		488	488,097
Series 2017-CRE5, Class B, 4.16%, 07/15/34(c)		266	266,193
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.08%, 12/13/29(b)(d)		150	149,625
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.51%, 06/15/29(b)(d)		1,300	1,300,812
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		130	128,374
Series 2015-C27, Class C, 3.89%, 02/15/48		425	399,040
Series 2015-C31, Class A4, 3.70%, 11/15/48		750	747,282
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		890	892,826
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		150	149,663
Series 2015-NXS4, Class D, 3.75%, 12/15/48(d)		181	167,294
Series 2015-P2, Class A4, 3.81%, 12/15/48		510	512,652
Series 2016-NXS5, Class D, 5.04%, 01/15/59(d)		2,717	2,637,164
Series 2017-C38, Class A5, 3.45%, 07/15/50		357	347,158
Series 2017-C39, Class C, 4.12%, 09/15/50		160	153,516
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(d)		120	111,158
Series 2017-HSDB, Class A, 3.00%, 12/13/31(b)(d)		397	397,252
Series 2018-1745, Class A, 3.87%, 06/15/36(b)(d)		210	207,926
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		260	209,934
Series 2018-C45, Class C, 4.73%, 06/15/51		130	128,915
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 3.11%, 03/15/44(b)(d)		23	23,100
Series 2014-C21, Class A5, 3.68%, 08/15/47		485	486,204

			103,000,915
Interest Only Commercial Mortgage-Backed Securities — 0.3%(d)
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 06/05/37(b)		11,000	157,300
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.78%, 02/15/50		4,185	191,966
Series 2017-BNK3, Class XD, 1.44%, 02/15/50(b)		2,000	174,620
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)		7,280	471,162
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)		65,905	2,245,950
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.90%, 05/10/58		2,155	209,076
Series 2016-C4, Class XB, 0.89%, 05/10/58		2,030	95,044
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.21%, 03/10/46		18,735	571,708

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust: (continued)
Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)	USD	40,878	$230,552
Series 2018-COR3, Class XD, 1.75%, 05/10/51(b)		770	100,985
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 02/10/34(b)		5,876	130,454
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.22%, 11/15/50		3,170	52,228
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50		3,040	193,526
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.84%, 12/10/27(b)		30,415	208,804
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 1.04%, 09/15/47		1,053	42,136
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	89,296
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.65%, 04/15/46		4,040	90,466
Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		4,330	206,628
Series 2016-JP4, Class XA, 0.94%, 12/15/49		987	39,281
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C22, Class XA, 1.26%, 04/15/48		1,023	52,040
Series 2016-C29, Class XB, 1.12%, 05/15/49		3,160	200,425
Series 2016-C31, Class XA, 1.59%, 11/15/49		980	80,194
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.36%, 06/15/50(b)(c)		3,030	469,650
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(b)		10,700	322,498
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		17,050	78,771
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		3,410	2,728
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.41%, 08/15/49(b)(c)		1,180	100,807
Series 2016-LC25, Class XA, 1.22%, 12/15/59		1,976	111,756
Series 2018-C44, Class XA, 0.93%, 05/15/51		4,041	227,219

			7,147,270

Total Non-Agency Mortgage-Backed Securities — 4.6% (Cost: $137,874,807)			137,145,389

		Beneficial Interest (000)
Other Interests — 0.0%(c)(h)(i)(j)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.		16,030	—

Total Other Interests — 0.0%			—

		Par (000)
Capital Trusts — 0.3%(k)

Capital Markets — 0.2%(g)
Bank of New York Mellon Corp. (The), Series F, 4.62%		2,494	2,391,122
State Street Corp., Series H, 5.63%		2,280	2,291,400

			4,682,522
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(g)		3,190	3,234,644

Total Capital Trusts — 0.3% (Cost: $7,986,148)			7,917,166

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Government Sponsored Agency Securities — 38.7%

Agency Obligations — 0.4%
Federal Home Loan Mortgage Corp. Notes, 3.75%, 03/27/19	USD	10,765	$10,835,242
Federal National Mortgage Association Notes, 6.63%, 11/15/30		1,500	1,976,494

			12,811,736
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp.:
Series 2996, Class MK, 5.50%, 06/15/35		10	10,651
Series 1591, Class PK, 6.35%, 10/15/23		388	408,384
Federal National Mortgage Association:
Series 2005-29, Class AT, 4.50%, 04/25/35		9	9,178
Series 2005-29, Class WB, 4.75%, 04/25/35		151	154,060
Series 2005-62, Class CQ, 4.75%, 07/25/35		102	103,298
Series 2005-48, Class AR, 5.50%, 02/25/35		93	94,387

			779,958
Commercial Mortgage-Backed Securities — 0.8%
Federal Home Loan Mortgage Corp.:
Series K057, Class A2, 2.57%, 07/25/26		2,105	1,981,073
Series K058, Class A2, 2.65%, 08/25/26		210	198,331
Series K054, Class A2, 2.75%, 01/25/26		270	258,601
Series K064, Class A2, 3.22%, 03/25/27		2,459	2,406,813
Series KJ20, Class A2, 3.80%, 12/25/25		240	244,421
Series K076, Class A2, 3.90%, 06/25/51		598	611,821
Series 2018-K77, Class B, 4.16%, 05/25/51(b)		180	174,673
Federal Home Loan Mortgage Corp. Small Balance Mortgage Trust Variable Rate Notes(k):
Series 2018-SB52, Class A10F, 3.48%, 06/25/28		580	570,848
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(c)		344	341,031
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K063, Class A2, 3.43%, 01/25/27(k)		3,640	3,616,957
Series KW06, Class A2, 3.80%, 06/25/28(k)		240	242,683
Series K080, Class A2, 3.93%, 07/25/28(k)		890	911,353
Series 2018-K73, Class B, 3.98%, 02/25/51(b)(k)		490	465,198
Series 2017-K64, Class B, 4.12%, 05/25/50(b)(k)		664	645,750
Series 2016-K54, Class B, 4.19%, 04/25/48(b)(k)		300	295,769
Series 2018-K732, Class B, 4.19%, 05/25/25(b)(k)		430	417,397
Series 2018-K74, Class B, 4.23%, 02/25/51(b)(k)		190	183,784
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.23%, 08/25/50(b)		340	330,303
Federal National Mortgage Association Variable Rate Notes(k):
Series 2017-M14, Class A2, 2.97%, 11/25/27		700	660,671
Series 2006-M2, Class A2A, 5.27%, 10/25/32		8,121	8,598,939
Government National Mortgage Association:
Series 2016-158, Class VA, 2.00%, 03/16/35		165	143,426
Series 2015-97, Class VA, 2.25%, 12/16/38		258	235,044

			23,534,886
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp. Variable Rate Notes(k):
Series KW03, Class X1, 0.98%, 06/25/27		2,119	115,740
Series KW01, Class X1, 1.12%, 01/25/26		2,311	129,919

Security		Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Federal National Mortgage Association Variable Rate Notes(k):
Series 2013-M5, Class X2, 2.29%, 01/25/22	USD	7,654		$262,996
Series 2016-M4, Class X2, 2.69%, 01/25/39		2,356		233,602
Government National Mortgage Association Variable Rate Notes:
Series 2018-106, 0.49%, 04/16/60(k)		2,562		139,238
Series 2012-23, 0.58%, 06/16/53(k)		1,062		26,016
Series 2015-48, 0.67%, 02/16/50(k)		1,520		67,996
Series 2015-22, 0.73%, 03/16/55(k)		2,839		148,980
Series 2013-191, 0.75%, 11/16/53(k)		863		30,474
Series 2013-63, 0.79%, 09/16/51(k)		5,411		282,447
Series 2013-30, 0.80%, 09/16/53(k)		3,136		131,626
Series 2017-100, 0.81%, 05/16/59(k)		2,459		162,886
Series 2015-37, 0.85%, 10/16/56(k)		654		40,077
Series 2013-78, 0.86%, 10/16/54(k)		3,893		183,270
Series 2015-171, 0.89%, 11/16/55(k)		2,758		169,722
Series 2016-158, (LIBOR USD 1 Month + 0.00%), 0.91%, 06/16/58(a)		2,227		164,051
Series 2016-152, 0.93%, 08/15/58(k)		5,629		422,970
Series 2016-128, 0.95%, 09/16/56(k)		3,283		257,397
Series 2016-165, 0.96%, 12/16/57(k)		1,621		128,925
Series 2016-26, 0.97%, 02/16/58(k)		4,309		296,411
Series 2016-96, 0.98%, 12/16/57(k)		4,134		303,232
Series 2016-34, 0.99%, 01/16/58(k)		2,304		178,751
Series 2016-162, 1.00%, 09/16/58(k)		5,602		448,999
Series 2016-87, 1.00%, 08/16/58(k)		5,375		409,058
Series 2016-110, 1.03%, 05/16/58(k)		4,575		359,519
Series 2016-97, 1.04%, 07/16/56(k)		2,396		196,495
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.13%, 04/16/58(a)		6,632		541,218
Series 2016-67, 1.17%, 07/16/57(k)		2,810		228,129
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.19%, 02/16/58(a)		2,114		192,334

				6,252,478
Mortgage-Backed Securities — 37.3%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		8,874		8,584,171
2.50%, 10/15/33(l)		6,976		6,725,051
3.00%, 09/01/27 - 12/01/46		19,843		19,293,263
3.00%, 10/15/33 - 10/15/48(l)		48,344		46,522,387
3.50%, 10/15/33 - 10/15/48(l)		15,351		15,216,484
3.50%, 11/01/41 - 01/01/48		54,855		54,374,212
4.00%, 10/15/33 - 10/15/48(l)		28,042		28,339,394
4.00%, 08/01/40 - 08/01/47		19,844		20,167,671
4.50%, 02/01/39 - 08/01/48		14,009		14,557,743
4.50%, 10/15/48(l)		2,678		2,763,884
5.00%, 07/01/35 - 11/01/41		4,687		4,973,512
5.00%, 10/15/48(l)		793		832,588
5.50%, 10/01/18 - 06/01/41		3,099		3,337,505
6.00%, 11/01/28 - 12/01/32		6		7,127
8.00%, 11/01/22		—	(m)	434
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		4,806		4,508,447
2.50%, 09/01/27 - 02/01/33		23,453		22,698,605
2.50%, 10/25/33(l)		265		255,184
3.00%, 04/01/28 - 03/01/47		96,793		93,973,261
3.00%, 10/25/33 - 11/25/48(l)		11,788		11,357,602
3.50%, 08/01/27 - 01/01/48		109,539		108,779,935
3.50%, 10/25/33 - 10/25/48(l)		40,729		40,097,940
4.00%, 08/01/33 - 08/01/48		140,040		142,542,225
4.00%, 10/25/33 - 10/25/48(l)		1,250		1,273,432
4.50%, 02/01/25 - 08/01/48		52,092		54,063,067

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association: (continued)
4.50%, 10/25/48(l)	USD	9,985		$10,299,821
5.00%, 11/01/32 - 06/01/45		6,212		6,593,242
5.00%, 10/25/48(l)		3,461		3,632,988
5.50%, 10/01/21 - 04/01/41		7,239		7,811,118
6.00%, 01/01/21 - 06/01/41		10,395		11,430,482
6.50%, 05/01/40		2,211		2,438,680
7.00%, 06/01/32		13		14,381
Government National Mortgage Association:
3.00%, 12/20/44 - 07/20/47		50,439		48,982,773
3.00%, 10/15/48(l)		13,091		12,677,331
3.50%, 01/15/42 - 11/20/46		79,517		79,250,737
3.50%, 10/15/48(l)		33,923		33,731,318
4.00%, 04/20/39 - 10/20/46		6,276		6,437,666
4.00%, 10/15/48 - 11/15/48(l)		134,631		136,832,913
4.50%, 12/20/39 - 09/20/48		9,873		10,303,500
4.50%, 10/15/48(l)		30,171		31,178,844
5.00%, 12/15/38 - 07/20/41		6,374		6,775,558
5.00%, 10/15/48(l)		1,730		1,806,576
5.50%, 03/15/32 - 11/15/33		6		6,725
5.50%, 10/15/48(l)		4,400		4,644,406
6.00%, 12/15/36		102		109,853
7.50%, 11/15/29		—	(m)	397

				1,120,204,433
Principal Only Collateralized Mortgage Obligations — 0.0%
Federal National Mortgage Association Discount Notes, Series 1989-16, Class B, 0.00%, 03/25/19(n)		—	(m)	456

Total U.S. Government Sponsored Agency Securities — 38.7% (Cost: $1,182,542,646)				1,163,583,947

U.S. Treasury Obligations — 20.4%
U.S. Treasury Bonds:
4.25%, 05/15/39		3,750		4,373,144
4.50%, 08/15/39		3,642		4,387,899
4.38%, 11/15/39		3,655		4,337,029
3.13%, 02/15/43		14,232		14,059,659
2.88%, 05/15/43 - 11/15/46		18,369		17,346,670
3.63%, 08/15/43		13,583		14,575,726
3.75%, 11/15/43		14,415		15,783,862
3.00%, 02/15/47 - 08/15/48		18,304		17,618,894
U.S. Treasury Notes:
1.25%, 08/31/19		36,493		36,035,412
1.00%, 10/15/19		36,493		35,870,053
1.63%, 06/30/20 - 10/31/23		65,687		63,489,380
2.63%, 08/31/20 - 05/15/21(f)		93,389		92,938,040
1.13%, 06/30/21		25,545		24,369,531
2.25%, 07/31/21 - 02/15/27		69,526		67,056,160
2.75%, 09/15/21 - 08/31/25(f)		78,285		77,471,527
2.13%, 09/30/21		25,545		24,986,203
1.88%, 04/30/22		25,545		24,647,931
2.00%, 04/30/24 - 11/15/26(f)		68,018		64,109,744
2.88%, 08/15/28		9,755		9,604,865

Total U.S. Treasury Obligations — 20.4% (Cost: $622,737,664)				613,061,729

Total Long-Term Investments — 113.6% (Cost: $3,464,434,855)				3,413,407,936

Short-Term Securities — 1.7%

Certificates of Deposit — 0.5%
Domestic — 0.1%
Wells Fargo Bank NA, 2.70%, 04/16/19		3,050		3,052,151

Security		Par (000)	Value
Yankee — 0.4%(o)
Canadian Imperial Bank of Commerce, New York, 2.66%, 04/17/19	USD	6,310	$6,311,875
MUFG Bank Ltd., New York, 2.68%, 04/17/19		6,310	6,312,274

			12,624,149

Total Certificates of Deposit — 0.5% (Cost: $15,669,997)			15,676,300

Commercial Paper — 0.7%(p)
AT&T, Inc.:
2.84%, 12/06/18		4,130	4,109,537
2.97%, 03/07/19		4,150	4,099,647
Societe Generale SA, 2.72%, 04/12/19		6,310	6,222,327
Sumitomo Mitsui Banking Corp., 2.68%, 04/17/19		6,310	6,218,999

Total Commercial Paper — 0.7% (Cost: $20,646,087)			20,650,510

		Shares
Money Market Funds — 0.5%(q)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%(r)		14,150,807	14,150,807
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.89%		34,656	34,656

Total Money Market Funds — 0.5% (Cost: $14,185,463)			14,185,463

Total Short-Term Securities — 1.7% (Cost: $50,501,547)			50,512,273

Total Options Purchased — 0.1% (Cost: $5,234,418)			4,359,338

Total Investments Before Options Written and TBA Sale Commitments — 115.4% (Cost: $3,520,172,319)			3,468,279,547

Total Options Written — 0.0% (Premium Received — $711,579)			(653,864)

		Par (000)
TBA Sale Commitments — (9.9)%(l)

Mortgage-Backed Securities — (9.9)%
Federal Home Loan Mortgage Corp., 3.00%, 10/15/48	USD	1,053	(1,007,493)
Federal National Mortgage Association:
2.00%, 10/25/33		4,788	(4,488,629)
3.00%, 10/25/33 - 10/25/48		5,519	(5,310,121)
3.50%, 10/25/33 - 11/25/48		53,071	(52,376,879)
4.00%, 10/25/33 - 10/25/48		82,306	(83,130,444)
4.50%, 10/25/33 - 10/25/48		33,998	(35,002,266)
5.00%, 10/25/48		1,427	(1,497,912)
5.50%, 10/25/48		3,321	(3,543,870)
6.00%, 10/25/48		6,269	(6,772,234)
Government National Mortgage Association:
3.50%, 10/15/48		17,176	(17,078,713)
4.00%, 10/15/48		66,532	(67,662,525)
4.50%, 10/15/48		17,994	(18,595,079)

Total TBA Sale Commitments — (9.9)% (Proceeds: $297,148,186)			(296,466,165)

Total Investments Net of Options Written and TBA Sale Commitments — 105.5% (Cost: $3,222,312,554)			3,171,159,518
Liabilities in Excess of Other Assets — (5.5)%			(165,941,754)

Net Assets — 100.0%			$3,005,217,764

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Perpetual security with no stated maturity date.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Represents or includes a TBA transaction.
(m)	Amount is less than $500.
(n)	Change to Zero-coupon bond
(o)	Issuer is a U.S. branch of a foreign domiciled bank.
(p)	Rates are discount rates or a range of discount rates as of period end.
(q)	Annualized 7-day yield as of period end.
(r)

During the year ended September 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	33,452,568	(19,301,761)	14,150,807	$14,150,807	$877,557	$51	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.90%	08/30/18	Open	(a)	$160,863	$161,092	Corporate Bonds	Open/Demand(a)
BNP Paribas SA	1.93%	09/28/18	10/01/18		50,531,756	50,539,883	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.28%	09/28/18	10/01/18		14,906,250	14,909,082	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.35%	09/28/18	10/01/18		8,575,620	8,577,299	U.S. Treasury Obligations	Overnight

					$74,174,489	$74,187,356

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	47	12/06/18	$6,758	$(124,893)
Euro-Schatz	570	12/06/18	73,973	9,109
U.S. Treasury 10 Year Ultra Note	197	12/19/18	24,822	(455,816)
U.S. Treasury Long Bond	143	12/19/18	20,092	(110,402)
U.S. Treasury Ultra Bond	438	12/19/18	67,575	(2,321,782)
U.S. Treasury 2 Year Note	3,605	12/31/18	759,697	(1,818,470)
U.S. Treasury 5 Year Note	1,679	12/31/18	188,848	(1,093,620)
90-Day Eurodollar	3,845	03/16/20	930,826	(1,303,163)

				(7,219,037)

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Japan 10 Year Bond	36	12/13/18	$47,555	$74,471
U.S. Treasury 10 Year Note	209	12/19/18	24,825	11,158
90-Day Eurodollar	569	12/14/20	137,748	119,564
90-Day Eurodollar	3,207	03/15/21	776,535	1,002,099

				1,207,292

				$(6,011,745)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	16,673,818	USD	1,135,200	JP Morgan Chase Bank NA	10/01/18	$43,891
BRL	5,763,314	USD	1,408,400	Goldman Sachs International	10/02/18	18,675
USD	1,096,438	EUR	934,000	Morgan Stanley & Co. International plc	10/03/18	11,932
USD	307,000	RUB	19,684,501	Barclays Bank plc	10/05/18	6,625
USD	1,611,000	RUB	102,306,555	Deutsche Bank AG	10/05/18	49,856
USD	378,400	ZAR	5,326,990	JP Morgan Chase Bank NA	10/05/18	1,857
ZAR	11,627,972	USD	756,800	Goldman Sachs International	10/05/18	65,134
MXN	202,423	USD	10,365	Citibank NA	10/09/18	440
MXN	371,333	USD	19,022	HSBC Bank plc	10/09/18	799
MXN	222,807	USD	11,413	Morgan Stanley & Co. International plc	10/09/18	480
IDR	6,383,664,000	USD	422,200	JP Morgan Chase Bank NA	10/12/18	5,818
USD	2,851,059	ZAR	39,243,972	Bank of America NA	10/16/18	81,232
ZAR	2,602,000	USD	170,857	Deutsche Bank AG	10/16/18	12,792
MXN	21,502,391	USD	1,135,200	Goldman Sachs International	10/17/18	10,873
USD	225,642	IDR	3,329,097,405	Barclays Bank plc	10/19/18	2,726
USD	649,769	IDR	9,596,435,345	Morgan Stanley & Co. International plc	10/19/18	7,191
TRY	8,659,064	USD	1,357,000	BNP Paribas SA	10/22/18	58,645
CLP	506,803,344	USD	747,200	Citibank NA	10/24/18	23,695
CLP	200,482,726	USD	298,880	Barclays Bank plc	10/26/18	6,089
RUB	25,005,618	USD	378,400	Goldman Sachs International	10/26/18	2,309
ZAR	16,344,155	USD	1,135,200	Bank of America NA	11/01/18	15,846
USD	30,518,604	JPY	3,368,381,000	Royal Bank of Scotland	11/05/18	797,310
MXN	4,702,389	USD	246,000	Barclays Bank plc	11/26/18	3,043
MXN	34,736,442	USD	1,784,000	HSBC Bank plc	11/26/18	55,680
USD	31,293,717	JPY	3,447,391,000	Toronto Dominion Bank	11/26/18	827,430
AUD	325,000	USD	234,551	Morgan Stanley & Co. International plc	12/19/18	520
CAD	4,671,001	EUR	3,056,000	Morgan Stanley & Co. International plc	12/19/18	50,409
CAD	8,097,326	USD	6,229,000	Deutsche Bank AG	12/19/18	50,865
NOK	24,851,178	USD	3,056,000	Deutsche Bank AG	12/19/18	8,015
NZD	2,445,571	JPY	182,647,446	JP Morgan Chase Bank NA	12/19/18	3,752
NZD	298,000	USD	197,188	Deutsche Bank AG	12/19/18	433
USD	10,804,010	EUR	8,330,000	Deutsche Bank AG	12/13/19	737,567
USD	10,873,982	EUR	8,330,000	Deutsche Bank AG	02/25/20	737,319
USD	11,072,370	JPY	1,109,230,000	HSBC Bank plc	03/16/20	829,159

						4,528,407

USD	282,399	MXN	5,311,047	BNP Paribas SA	10/01/18	(1,401)
USD	850,600	MXN	15,995,629	Royal Bank of Scotland	10/01/18	(4,140)
USD	224,000	MXN	4,206,558	UBS AG	10/01/18	(781)
USD	1,135,200	ZAR	16,278,541	Bank of America NA	10/01/18	(15,939)
USD	609,000	BRL	2,531,059	Barclays Bank plc	10/02/18	(17,725)
USD	402,400	BRL	1,676,962	Morgan Stanley & Co. International plc	10/02/18	(12,839)
USD	397,000	BRL	1,656,661	UBS AG	10/02/18	(13,212)
EUR	934,000	USD	1,091,290	Goldman Sachs International	10/03/18	(6,784)
RUB	123,062,716	USD	1,918,000	BNP Paribas SA	10/05/18	(40,128)
USD	92,542	ZAR	1,403,899	Barclays Bank plc	10/05/18	(6,694)
USD	285,858	ZAR	4,338,554	Morgan Stanley & Co. International plc	10/05/18	(20,817)
USD	204,200	IDR	3,089,096,760	Barclays Bank plc	10/12/18	(2,921)
USD	197,000	TRY	1,232,333	Bank of America NA	10/22/18	(4,471)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	790,000	TRY	4,904,715	BNP Paribas SA	10/22/18	$(11,857)
USD	195,000	TRY	1,220,193	HSBC Bank plc	10/22/18	(4,486)
USD	175,000	TRY	1,095,290	Morgan Stanley & Co. International plc	10/22/18	(4,066)
USD	1,511,200	IDR	22,668,000,000	Morgan Stanley & Co. International plc	10/26/18	(4,654)
USD	630,682	TWD	19,314,633	Bank of America NA	10/26/18	(4,734)
USD	1,261,318	TWD	38,600,748	Morgan Stanley & Co. International plc	10/26/18	(8,576)
IDR	16,046,415,000	USD	1,089,000	Barclays Bank plc	10/31/18	(16,955)
USD	43,905	ZAR	631,779	Barclays Bank plc	10/31/18	(595)
USD	21,952	ZAR	315,638	BNP Paribas SA	10/31/18	(280)
USD	93,020	ZAR	1,338,021	HSBC Bank plc	10/31/18	(1,224)
USD	219,523	ZAR	3,155,404	Morgan Stanley & Co. International plc	10/31/18	(2,728)
USD	1,357,000	MXN	25,648,015	Barclays Bank plc	11/01/18	(6,277)
USD	50,200	ZAR	724,901	Citibank NA	11/01/18	(852)
USD	400,000	ZAR	5,783,330	JP Morgan Chase Bank NA	11/01/18	(7,294)
USD	685,000	ZAR	9,894,749	Royal Bank of Scotland	11/01/18	(11,842)
BRL	2,846,376	USD	704,200	BNP Paribas SA	11/05/18	(1,294)
BRL	2,834,405	USD	704,200	UBS AG	11/05/18	(4,250)
JPY	3,368,381,000	USD	29,929,137	JP Morgan Chase Bank NA	11/05/18	(207,843)
USD	1,408,400	BRL	5,779,088	Goldman Sachs International	11/05/18	(18,732)
ZAR	5,348,558	USD	378,400	JP Morgan Chase Bank NA	11/05/18	(1,929)
JPY	48,636,000	USD	441,354	BNP Paribas SA	11/26/18	(11,534)
JPY	3,398,755,000	USD	30,244,720	JP Morgan Chase Bank NA	11/26/18	(208,254)
USD	1,846,800	MXN	35,609,612	Royal Bank of Scotland	11/26/18	(39,124)
AUD	3,056,000	SEK	19,578,762	JP Morgan Chase Bank NA	12/19/18	(8,172)
EUR	3,056,000	CAD	4,646,065	Morgan Stanley & Co. International plc	12/19/18	(31,071)
EUR	3,056,000	JPY	404,212,536	Bank of America NA	12/19/18	(8,678)
JPY	399,465,345	EUR	3,056,000	JP Morgan Chase Bank NA	12/19/18	(33,377)
JPY	315,509,925	NZD	4,279,000	Citibank NA	12/19/18	(42,596)
SEK	19,504,781	AUD	3,056,000	Morgan Stanley & Co. International plc	12/19/18	(210)
USD	6,229,000	CAD	8,097,593	Citibank NA	12/19/18	(51,073)
EUR	8,330,000	USD	10,191,922	JP Morgan Chase Bank NA	12/13/19	(125,479)
EUR	8,330,000	USD	10,265,434	JP Morgan Chase Bank NA	02/25/20	(128,771)
JPY	1,109,230,000	USD	10,278,262	JP Morgan Chase Bank NA	03/16/20	(35,051)

						(1,191,710)

	Net Unrealized Appreciation					$3,336,697

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
U.S. Treasury 10 Year Note	2,580	10/05/18	USD 118.50	USD 258,000	$282,188

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price	Barrier Price/Range	Notional Amount (000)	Value
Put
USD Currency	One-Touch	Morgan Stanley & Co. International plc	10/25/18	MXN 16.50	MXN 16.50	USD 86	$4
USD Currency	One-Touch	Deutsche Bank AG	10/31/18	BRL 3.60	BRL 3.60	USD 86	12,008
USD Currency	One-Touch	Deutsche Bank AG	11/08/18	BRL 3.90	BRL 3.65	USD 860	2,884

							$14,896

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
USD Currency	HSBC Bank plc	10/18/18	ZAR 12.63	USD 18,430	$251

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annually	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	42,800	$2,023,341

Put
10-Year Interest Rate Swap	3.21%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/05/18	3.21%	USD	81,670	15,103
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	42,800	2,023,559

										2,038,662

										$4,062,003

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
90-day Eurodollar December 2018 Futures	1,905	12/14/18	USD 96.75	USD 476,250	$(345,281)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.78%	Semi-Annual	JP Morgan Chase Bank NA	11/29/18	2.78%	USD	277,490	$(33,404)

Put
2-Year Interest Rate Swap	3.08%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	11/29/18	3.08%	USD	277,490	(275,179)

										$(308,583)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD 15,485	$(303,995)	$(292,387)	$(11,608)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.63%	At Termination	06/15/28	EUR	12,190	$17,383	$—	$17,383

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	01/28/19	MXN	123,421	$19,928	$—	$19,928
28 day MXIBTIIE	Monthly	7.66%	Monthly	02/22/21	MXN	42,572	(13,036)	—	(13,036)
28 day MXIBTIIE	Monthly	7.86%	Monthly	09/24/21	MXN	78,546	(1,805)	—	(1,805)
28 day MXIBTIIE	Monthly	7.87%	Monthly	09/24/21	MXN	78,050	(673)	—	(673)
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	19,509	28,690	—	28,690
7.11%	Monthly	28 day MXIBTIIE	Monthly	10/14/22	MXN	14,801	21,628	—	21,628
28 day MXIBTIIE	Monthly	6.32%	Monthly	07/17/25	MXN	14,506	(69,969)	—	(69,969)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	08/25/25	USD	485	(28,823)	—	(28,823)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	09/11/25	USD	367	18,636	—	18,636
2.91%	Semi-Annual	3 month LIBOR	Quarterly	08/23/26	USD	1,684	19,671	—	19,671
2.94%	Semi-Annual	3 month LIBOR	Quarterly	03/14/28	USD	490	6,648	—	6,648
2.89%	Semi-Annual	3 month LIBOR	Quarterly	03/19/28	USD	220	3,895	—	3,895
8.12%	Quarterly	3 month JIBAR	Quarterly	08/01/28	ZAR	58,778	98,662	—	98,662
2.93%	Semi-Annual	3 month LIBOR	Quarterly	08/24/28	USD	1,870	28,498	—	28,498
3.07%	Semi-Annual	3 month LIBOR	Quarterly	09/13/28	USD	1,000	3,442	—	3,442

							$135,392	$—	$135,392

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	1,491	$(13,194)	$5,793	$(18,987)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	1,491	(14,411)	8,787	(23,198)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	635	29,117	38,275	(9,158)
Republic of the Philippines	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	2,305	(25,180)	(11,385)	(13,795)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	770	4,182	7,759	(3,577)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	460	2,499	4,635	(2,136)
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	4,200	22,813	40,506	(17,693)
CMBX.NA.9.A	2.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	420	445	7,823	(7,378)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	600	636	10,287	(9,651)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	420	445	7,309	(6,864)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	790	837	12,426	(11,589)
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	USD	220	233	4,084	(3,851)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	1,280	(9,966)	15,231	(25,197)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	1,030	(8,020)	12,419	(20,439)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	720	(5,606)	8,565	(14,171)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	860	(6,696)	10,233	(16,929)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,570	(12,223)	20,138	(32,361)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	2,200	(21,976)	(2)	(21,974)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	1,370	(13,684)	(198)	(13,486)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	1,920	(19,178)	(1,420)	(17,758)
CMBX.NA.6.BBB-	3.00%	Monthly	JP Morgan Securities LLC	05/11/63	USD	10	1,176	615	561
CMBX.NA.6.BBB-	3.00%	Monthly	JP Morgan Securities LLC	05/11/63	USD	270	31,773	25,785	5,988

							$(55,978)	$227,665	$(283,643)

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	1,491	$13,194	$ (6,510)	$19,704
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD	1,491	14,411	(7,835)	22,246
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	400	(113)	(2,114)	2,001
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	NR	USD	1,000	(284)	(5,351)	5,067
CMBX.NA.3.AM	0.50%	Monthly	JP Morgan Chase Bank NA	12/13/49	NR	USD	5,000	(1,417)	(25,342)	23,925
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	1,820	(134)	(2,786)	2,652
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	540	(4,088)	(29,366)	25,278
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International plc	10/17/57	NR	USD	225	(1,704)	(21,001)	19,297
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	1,040	(61,897)	(90,627)	28,730
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	723	(43,030)	(86,947)	43,917
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	910	(54,159)	(97,038)	42,879
CMBX.NA.9.BBB-	3.00%	Monthly	JP Morgan Securities LLC	09/17/58	NR	USD	223	(13,272)	(19,599)	6,327
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	210	(12,499)	(19,625)	7,126
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2,850	(169,620)	(348,773)	179,153
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	102	(6,070)	(12,352)	6,282
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	244	(14,522)	(25,029)	10,507
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	2,020	5,101	(88,473)	93,574
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	4,050	10,226	(174,395)	184,621
CMBX.NA.10.BBB-	3.00%	Monthly	JP Morgan Securities LLC	11/17/59	NR	USD	35	(1,760)	(3,004)	1,244
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	NR	USD	280	(32,951)	(22,121)	(10,830)

								$(374,588)	$(1,088,288)	$713,700

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	11/01/18	MXN	7,677	$2,035	$—	$2,035
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	39,258	(3,434)	—	(3,434)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	47,110	(4,160)	—	(4,160)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	67,000	(9,377)	—	(9,377)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	38,008	(5,320)	—	(5,320)
4.77%	Monthly	28 day MXIBTIIE	Monthly	Citibank NA	12/05/18	MXN	3,324	1,370	—	1,370
4.70%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	12/06/18	MXN	3,324	1,399	—	1,399
4.76%	Monthly	28 day MXIBTIIE	Monthly	Citibank NA	12/06/18	MXN	3,324	1,374	—	1,374
8.53%	At Termination	1 day BZDIOVER	At Termination	Goldman Sachs International	01/02/20	BRL	26,000	(21,713)	—	(21,713)
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	8,580	(133,093)	—	(133,093)
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	7,400	44,649	—	44,649
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	6,011	(26,925)	—	(26,925)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	3,006	(14,333)	—	(14,333)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	7,228	(34,761)	—	(34,761)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	21,681	(105,790)	—	(105,790)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	37,177	—	37,177
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	37,177	—	37,177
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	28,117	138,229	—	138,229
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	901	(4,726)	—	(4,726)

								$(100,222)	$—	$(100,222)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	(292,387)	$267,081	$(125,914)	$—
OTC Derivatives	240,670	(1,101,293)	994,489	(664,654)	—
Options Written	NA	NA	221,887	(164,172)	(653,864)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.12
3 month JIBAR	Johannesburg Interbank Average Rate	7.00
3 month LIBOR	London Interbank Offered Rate	2.40

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$1,216,401	$—	$1,216,401
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,528,407	—	—	4,528,407
Options purchased
Investments at value — unaffiliated(b)	—	—	—	15,147	4,344,191	—	4,359,338
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	249,698	17,383	267,081
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	971,749	—	—	263,410	—	1,235,159

	$—	$971,749	$—	$4,543,554	$6,073,700	$17,383	$11,606,386

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$7,228,146	$—	$7,228,146
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,191,710	—	—	1,191,710
Options written
Options written, at value	—	—	—	—	653,864	—	653,864
Swaps — centrally cleared
Net unrealized depreciation(a)	—	11,608	—	—	114,306	—	125,914
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,402,315	—	—	363,632	—	1,765,947

	$—	$1,413,923	$—	$1,191,710	$8,359,948	$—	$10,965,581

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$10,407,601	$—	$10,407,601
Forward foreign currency exchange contracts	—	—	—	2,951,287	—	—	2,951,287
Options purchased(a)	—	—	—	(1,465,368)	(3,673,180)	—	(5,138,548)
Options written	—	—	—	36,832	5,468,305	—	5,505,137
Swaps	—	432,646	—	—	(2,848,062)	(245,766)	(2,661,182)

	$—	$432,646	$—	$1,522,751	$9,354,664	$(245,766)	$11,064,295

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(7,924,303)	$—	$(7,924,303)
Forward foreign currency exchange contracts	—	—	—	3,129,696	—	—	3,129,696
Options purchased(b)	—	—	—	(43,371)	(745,948)	—	(789,319)
Options written	—	—	—	—	73,492	—	73,492
Swaps	—	264,229	—	—	1,062,064	(59,291)	1,267,002

	$—	$264,229	$—	$3,086,325	$(7,534,695)	$(59,291)	$(4,243,432)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,050,466,765
Average notional value of contracts — short	646,037,813
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	170,869,845
Average amounts sold — in USD	58,605,703
Options:
Average value of option contracts purchased	935,156
Average value of option contracts written	501,066
Average notional value of swaption contracts purchased	63,217,500
Average notional value of swaption contracts written	509,322,000
Credit default swaps:
Average notional value – buy protection	35,897,702
Average notional value—sell protection	26,513,978
Interest rate swaps:
Average notional value—pays fixed rate	466,514,794
Average notional value—receives fixed rate	545,049,082
Inflation Swaps:
Average notional value – receives fixed rate	18,613,993

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$570,360	$507,631
Forward foreign currency exchange contracts	4,528,407	1,191,710
Options(a)	4,359,338	653,864
Swaps — Centrally cleared	—	10,529
Swaps — OTC(b)	1,235,159	1,765,947

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$10,693,264	$4,129,681
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(852,548)	(863,441)

Total derivative assets and liabilities subject to an MNA	$9,840,716	$3,266,240

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(e)
Bank of America NA	$248,006	$(95,181)	$—	$—	$152,825
Barclays Bank plc	18,483	(18,483)	—	—	—
BNP Paribas SA	58,645	(58,645)	—	—	—
Citibank NA	54,376	(54,376)	—	—	—
Citigroup Global Markets, Inc.	7,823	(7,378)	—	—	445
Credit Suisse International	75,984	(75,984)	—	—	—
Deutsche Bank AG	2,130,030	(658,009)	—	—	1,472,021
Goldman Sachs International	171,926	(171,926)	—	—	—
HSBC Bank plc	885,889	(5,710)	—	—	880,179
JP Morgan Chase Bank NA	4,154,182	(1,126,397)	—	(3,027,785)	—
JP Morgan Securities LLC	40,520	(22,603)	—	—	17,917
Morgan Stanley & Co. International plc	370,112	(370,112)	—	—	—
Royal Bank of Scotland	797,310	(55,106)	—	—	742,204
Toronto Dominion Bank	827,430	—	—	—	827,430

	$9,840,716	$(2,719,910)	$—	$(3,027,785)	$4,093,021

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$95,181	$(95,181)	$—	$—	$—
Barclays Bank plc	51,167	(18,483)	—	—	32,684
BNP Paribas SA	91,674	(58,645)	—	—	33,029
Citibank NA	162,139	(54,376)	—	—	107,763
Citigroup Global Markets, Inc.	7,378	(7,378)	—	—	—
Credit Suisse International	178,993	(75,984)	—	(20,000)	83,009
Deutsche Bank AG	658,009	(658,009)	—	—	—
Goldman Sachs International	209,280	(171,926)	—	—	37,354
HSBC Bank plc	5,710	(5,710)	—	—	—
JP Morgan Chase Bank NA	1,126,397	(1,126,397)	—	—	—
JP Morgan Securities LLC	22,603	(22,603)	—	—	—
Morgan Stanley & Co. International plc	584,360	(370,112)	—	(210,000)	4,248
Royal Bank of Scotland	55,106	(55,106)	—	—	—
UBS AG	18,243	—	—	—	18,243

	$3,266,240	$(2,719,910)	$—	$(230,000)	$316,330

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$208,632,733	$2,458,305	$211,091,038
Corporate Bonds:
Aerospace & Defense	—	43,650,806	—	43,650,806
Air Freight & Logistics	—	5,127,025	—	5,127,025
Airlines	—	21,653,178	—	21,653,178
Auto Components	—	7,322,444	—	7,322,444
Automobiles	—	16,493,778	—	16,493,778
Banks	—	248,946,041	—	248,946,041
Beverages	—	11,583,145	—	11,583,145
Biotechnology	—	11,313,177	—	11,313,177
Building Products	—	2,388,574	—	2,388,574
Capital Markets	—	47,874,019	27,000,000	74,874,019
Chemicals	—	2,191,476	—	2,191,476
Commercial Services & Supplies	—	3,844,731	—	3,844,731
Communications Equipment	—	1,063,006	—	1,063,006
Consumer Finance	—	59,991,769	—	59,991,769
Containers & Packaging	—	600,356	—	600,356
Diversified Consumer Services	—	2,430,217	—	2,430,217
Diversified Financial Services	—	13,566,329	—	13,566,329
Diversified Telecommunication Services	—	43,386,614	—	43,386,614
Electric Utilities	—	54,336,636	—	54,336,636
Electrical Equipment	—	992,820	—	992,820
Electronic Equipment, Instruments & Components	—	4,769,716	—	4,769,716
Energy Equipment & Services	—	8,781,246	—	8,781,246
Equity Real Estate Investment Trusts (REITs)	—	13,726,263	—	13,726,263
Food & Staples Retailing	—	5,685,935	—	5,685,935
Food Products	—	6,004,396	—	6,004,396
Health Care Equipment & Supplies	—	22,070,520	—	22,070,520
Health Care Providers & Services	—	36,037,163	—	36,037,163
Hotels, Restaurants & Leisure	—	6,073,547	—	6,073,547
Household Durables	—	5,885,194	—	5,885,194
Industrial Conglomerates	—	1,968,113	—	1,968,113
Insurance	—	5,846,981	—	5,846,981
Internet Software & Services	—	1,271,450	—	1,271,450
IT Services	—	12,560,879	—	12,560,879
Life Sciences Tools & Services	—	2,968,988	—	2,968,988
Media	—	50,985,124	—	50,985,124
Metals & Mining	—	6,284,556	—	6,284,556
Multi-Utilities	—	3,771,920	—	3,771,920
Oil, Gas & Consumable Fuels	—	103,530,963	—	103,530,963
Paper & Forest Products	—	1,956,108	—	1,956,108
Pharmaceuticals	—	21,840,159	—	21,840,159
Road & Rail	—	15,572,363	—	15,572,363
Semiconductors & Semiconductor Equipment	—	37,388,019	—	37,388,019
Software	—	25,607,260	—	25,607,260
Specialty Retail	—	2,425,916	—	2,425,916
Technology Hardware, Storage & Peripherals	—	14,403,906	—	14,403,906
Thrifts & Mortgage Finance	—	2,938,552	—	2,938,552
Tobacco	—	7,820,719	—	7,820,719
Trading Companies & Distributors	—	3,119,214	—	3,119,214
Wireless Telecommunication Services	—	21,147,458	—	21,147,458
Foreign Agency Obligations	—	3,517,983	—	3,517,983
Foreign Government Obligations	—	54,339,739	—	54,339,739
Municipal Bonds	—	144,552,176	—	144,552,176
Non-Agency Mortgage-Backed Securities	—	135,322,455	1,822,934	137,145,389
Capital Trusts	—	7,917,166	—	7,917,166
U.S. Government Sponsored Agency Securities	—	1,163,242,917	341,030	1,163,583,947
U.S. Treasury Obligations	—	613,061,729	—	613,061,729

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio

	Level 1	Level 2	Level 3	Total
Short-Term Securities:
Certificates of Deposit	$—	$15,676,300	$—	$15,676,300
Commercial Paper	—	20,650,510	—	20,650,510
Money Market Funds	14,185,463	—	—	14,185,463
Options Purchased:
Foreign currency exchange contracts	—	15,147	—	15,147
Interest rate contracts	282,188	4,062,003	—	4,344,191
Liabilities:
TBA Sale Commitments	—	(296,466,165)	—	(296,466,165)

	$14,467,651	$3,125,723,462	$31,622,269	$3,171,813,382

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$731,079	$—	$731,079
Foreign currency exchange contracts	—	4,528,407	—	4,528,407
Interest rate contracts	1,216,401	513,108	—	1,729,509
Other contracts	—	17,383	—	17,383
Liabilities:
Credit contracts	—	(312,630)	—	(312,630)
Foreign currency exchange contracts	—	(1,191,710)	—	(1,191,710)
Interest rate contracts	(7,573,427)	(786,521)	—	(8,359,948)

	$(6,357,026)	$3,499,116	$—	$(2,857,910)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $74,187,356 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of September 30, 2017	$12,328,347	$—	$1,160,867	$—	$13,489,214
Transfers into Level 3	—	—	859,690	—	859,690
Transfers out of Level 3	(12,328,347)	—	(554,320)	—	(12,882,667)
Accrued discounts/premiums	—	—	23	—	23
Net realized gain (loss)	—	—	39,421	—	39,421
Net change in unrealized appreciation (depreciation)(a)(b)	(1,695)	—	(57,975)	(3,061)	(62,731)
Purchases	2,460,000	27,000,000	1,194,261	344,091	30,998,352
Sales	—	—	(819,033)	—	(819,033)

Closing Balance, as of September 30, 2018	$2,458,305	$27,000,000	$1,822,934	$341,030	$31,622,269

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)	$(1,695)	$—	$(20,710)	$(3,061)	$(25,466)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 2.8%
Adagio V CLO DAC, Series V-X, Class E, (EURIBOR 3 Month + 6.70%), 6.70%, 10/15/29(a)	EUR	820	$952,930
Allegro CLO II Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.30%, 10/21/28(a)(b)(c)	USD	1,830	1,825,425
Allegro CLO VI Ltd., Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/17/31(a)(c)		1,940	1,920,468
ALM VI Ltd.(a)(c):
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.05%, 07/15/26		4,630	4,598,985
Series 2012-6A, Class DR3, (LIBOR USD 3 Month + 5.05%), 7.40%, 07/15/26		2,500	2,481,762
ALM VII Ltd., Series 2012-7A, Class CR, (LIBOR USD 3 Month + 3.85%), 6.19%, 10/15/28(a)(c)		5,500	5,521,503
ALM VII R Ltd., Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 5.04%, 10/15/28(a)(c)		1,000	1,005,963
ALM VII R-2 Ltd.(a)(c):
Series 2013-7R2A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 4.09%, 10/15/27(b)		750	750,000
Series 2013-7R2A, Class BR, (LIBOR USD 3 Month + 2.75%), 5.09%, 10/15/27		1,000	1,000,623
Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.64%, 10/15/27(b)		1,500	1,500,000
Series 2013-7R2A, Class CR, (LIBOR USD 3 Month + 4.10%), 6.44%, 10/15/27		1,000	1,000,133
ALM VIII Ltd., Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.29%, 10/15/28(a)(c)		2,750	2,759,324
ALM XVI Ltd.(a)(c):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/27		1,000	996,259
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/15/27		7,000	6,879,507
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (LIBOR USD 3 Month + 4.20%), 6.53%, 12/09/26(a)(c)		2,500	2,510,912
AMMC CLO 16 Ltd., Series 2015-16A, Class DR, (LIBOR USD 3 Month + 3.55%), 5.89%, 04/14/29(a)(c)		2,500	2,514,409
AMMC CLO 19 Ltd.(a)(c):
Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.14%, 10/15/28		838	840,410
Series 2016-19A, Class D, (LIBOR USD 3 Month + 3.75%), 6.09%, 10/15/28		1,000	1,005,905
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (LIBOR USD 3 Month + 5.81%), 8.15%, 04/17/29(a)(c)		1,000	998,901
Anchorage Capital CLO 3-R Ltd.(a)(c):
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/28/31		250	249,061
Series 2014-3RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/28/31		1,000	984,909
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/28/31(a)(c)		5,250	5,170,845
Anchorage Capital CLO 6 Ltd.(a)(c):
Series 2015-6A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.74%, 07/15/30		2,300	2,306,774
Series 2015-6A, Class DR, (LIBOR USD 3 Month + 3.55%), 5.89%, 07/15/30		3,250	3,267,853

Security		Par (000)	Value
Asset-Backed Securities (continued)
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class ER, (LIBOR USD 3 Month + 5.60%), 7.94%, 10/15/27(a)(c)	USD	3,000	$3,002,797
Anchorage Capital CLO 8 Ltd.(a)(c):
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		1,000	999,139
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/28/28		1,500	1,497,472
Anchorage Capital CLO 9 Ltd.(a)(c):
Series 2016-9A, Class D, (LIBOR USD 3 Month + 4.00%), 6.34%, 01/15/29		1,000	1,006,752
Series 2016-9A, Class E, (LIBOR USD 3 Month + 7.25%), 9.59%, 01/15/29		1,000	1,013,695
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.54%, 10/13/30(a)(c)		1,250	1,252,542
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.34%, 05/15/31(a)	EUR	1,561	1,742,310
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.42%, 04/15/31(a)(c)	USD	1,450	1,447,615
Apidos CLO XV(a)(c):
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.20%, 04/20/31		1,000	988,211
Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 5.05%, 04/20/31		1,000	977,258
Series 2013-15A, Class ERR, (LIBOR USD 3 Month + 5.70%), 8.05%, 04/20/31		1,000	990,996
Apidos CLO XVI, Series 2013-16A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.34%, 01/19/25(a)(c)		3,500	3,502,544
Apidos CLO XVIII, Series 2014-18A, Class CR, (LIBOR USD 3 Month + 3.25%), 5.60%, 07/22/26(a)(c)		1,850	1,850,151
Apidos CLO XX, Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.29%, 07/16/31(a)(c)		1,000	991,474
Apidos CLO XXII, Series 2015-22A, Class D, (LIBOR USD 3 Month + 6.00%), 8.35%, 10/20/27(a)(c)		1,000	1,002,600
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.29%, 01/15/27(a)(c)		2,000	2,000,697
Apidos CLO XXIX(a)(c):
Series 2018-29A, Class A2, (LIBOR USD 3 Month + 1.55%), 3.94%, 07/25/30		1,500	1,491,950
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.90%), 4.29%, 07/25/30		1,500	1,480,631
Series 2018-29A, Class C, (LIBOR USD 3 Month + 2.75%), 5.14%, 07/25/30		1,500	1,468,227
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	884	955,944
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)		917	1,065,452
ARES CLO Ltd.(a)(c):
Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/22/30	USD	500	498,786
Series 2018-49A, Class E, (LIBOR USD 3 Month + 5.70%), 8.04%, 07/22/30		500	495,223

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)	EUR	700	$819,032
Ares XLIV CLO Ltd.(a)(c):
Series 2017-44A, Class C, (LIBOR USD 3 Month + 3.45%), 5.79%, 10/15/29	USD	1,000	1,005,641
Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 8.89%, 10/15/29		1,000	1,015,933
Ares XLIX CLO Ltd., Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 3.99%, 07/22/30(a)(c)		500	499,301
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(c)		2,000	1,982,444
Ares XLVIII CLO(a)(c):
Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 4.14%, 07/20/30		1,250	1,229,990
Series 2018-48A, Class D, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/20/30		1,000	986,637
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.09%, 07/28/29(a)(c)		1,000	1,008,372
Ares XXXIII CLO Ltd.(a)(c):
Series 2015-1A, Class B2R, (LIBOR USD 3 Month + 2.80%), 5.12%, 12/05/25		1,000	1,006,145
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 4.20%), 6.52%, 12/05/25		4,750	4,801,824
Ares XXXIIR CLO Ltd.(a)(c):
Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 4.11%, 05/15/30		1,500	1,476,391
Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.21%, 05/15/30		2,250	2,222,692
Series 2014-32RA, Class D, (LIBOR USD 3 Month + 5.85%), 8.16%, 05/15/30		1,000	987,419
Ares XXXVII CLO Ltd.(a)(c):
Series 2015-4A, Class CR, (LIBOR USD 3 Month + 2.65%), 4.99%, 10/15/30		2,850	2,818,374
Series 2015-4A, Class DR, (LIBOR USD 3 Month + 6.15%), 8.49%, 10/15/30		4,000	4,047,288
Ares XXXVR CLO Ltd.(a)(c):
Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/30		1,000	991,296
Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/15/30		1,000	997,822
Atlas Senior Loan Fund X Ltd.(a)(c):
Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/15/31		1,800	1,775,836
Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/15/31		1,950	1,926,319
Atrium VIII(c):
Series 8A, Class DR, (LIBOR USD 3 Month + 4.00%), 6.35%, 10/23/24(a)		1,450	1,459,481
Series 8A, Class ER, (LIBOR USD 3 Month + 7.25%), 9.60%, 10/23/24(a)		1,750	1,756,304
Series 8A, Class SUB, 0.00%, 10/23/24(d)		11,500	7,922,522
Avery Point IV CLO Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.35%), 4.69%, 04/25/26(a)(c)		1,000	1,001,655
Avoca, Series 18X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31(a)	EUR	700	767,451
Avoca Capital CLO X Ltd., Series 10X, Class ER, (EURIBOR 3 Month + 6.05%), 6.05%, 01/15/30(a)		800	937,060

Security		Par (000)	Value
Asset-Backed Securities (continued)
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 3.81%, 04/15/31(a)	EUR	620	$676,022
Avoca CLO XVII Designated Activity Co., Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(a)		1,279	1,489,829
Ballyrock CLO Ltd., Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.70%), 5.04%, 10/15/28(a)(c)	USD	2,750	2,761,096
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 5.78%, 10/18/29(a)(c)		3,250	3,265,032
Benefit Street Partners CLO XII Ltd.(a)(c):
Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30		2,000	2,000,974
Series 2017-12A, Class D, (LIBOR USD 3 Month + 6.41%), 8.75%, 10/15/30		2,000	2,023,636
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	400	430,614
BlueMountain CLO Ltd.(a)(c):
Series 2013-4A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.49%, 04/15/25	USD	1,000	1,000,290
Series 2015-1A, Class C, (LIBOR USD 3 Month + 3.75%), 6.09%, 04/13/27		1,250	1,252,787
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.35%), 3.70%, 04/20/27		1,250	1,239,293
Series 2016-3A, Class E, (LIBOR USD 3 Month + 6.85%), 9.16%, 11/15/27		1,000	1,006,329
Bristol Park CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.25%), 9.59%, 04/15/29(a)(c)		1,000	1,021,825
Burnham Park CLO Ltd.(a)(c):
Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.20%, 10/20/29		1,250	1,254,812
Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.85%), 9.20%, 10/20/29		1,000	1,003,184
Canyon Capital CLO Ltd., Series 2016-2A, Class E, (LIBOR USD 3 Month + 6.75%), 9.09%, 10/15/28(a)(c)		1,000	1,000,191
Carlyle Global Market Strategies CLO Ltd.(a)(c):
Series 2012-3A, Class BR, (LIBOR USD 3 Month + 2.50%), 4.84%, 10/14/28		3,000	3,001,887
Series 2012-4A, Class C1R, (LIBOR USD 3 Month + 2.60%), 4.95%, 01/20/29		3,650	3,661,045
Series 2012-4A, Class DR, (LIBOR USD 3 Month + 4.10%), 6.45%, 01/20/29		1,000	1,007,616
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 5.67%, 08/14/30		2,000	2,010,318
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.99%, 01/15/31		1,600	1,569,649
Series 2014-2RA, Class B, (LIBOR USD 3 Month + 1.83%), 4.14%, 05/15/31		1,500	1,477,972
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.35%, 04/20/27		3,500	3,499,552
Series 2015-1A, Class E1, (LIBOR USD 3 Month + 5.30%), 7.65%, 04/20/27		3,750	3,768,714
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 2.25%), 4.59%, 04/27/27		1,250	1,250,250
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		2,000	1,993,189
Series 2015-4A, Class D, (LIBOR USD 3 Month + 6.10%), 8.45%, 10/20/27		1,200	1,203,238

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.85%, 10/20/27	USD	2,755	$2,689,595
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.20%, 04/20/27		500	496,236
Series 2016-3A, Class C, (LIBOR USD 3 Month + 4.00%), 6.35%, 10/20/29		1,000	1,006,556
Carlyle US CLO Ltd.(a)(c):
Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.00%), 8.35%, 04/20/31		1,000	990,582
Series 2017-2A, Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 07/20/31		3,000	3,023,000
Series 2017-4A, Class C, (LIBOR USD 3 Month + 2.80%), 5.14%, 01/15/30		1,000	984,248
Series 2017-4A, Class D, (LIBOR USD 3 Month + 6.15%), 8.49%, 01/15/30		1,000	1,000,562
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 04/20/29(a)(c)		2,500	2,517,069
CBAM Ltd.(a)(c):
Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 8.84%, 10/17/29		1,000	1,011,753
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 3.89%, 07/15/31		2,000	1,991,714
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.00%, 07/23/30(a)(c)		3,000	3,018,125
Cedar Funding IX CLO Ltd.(a)(c):
Series 2018-9A, Class C, (LIBOR USD 3 Month + 1.75%), 3.99%, 04/20/31		1,250	1,226,976
Series 2018-9A, Class D, (LIBOR USD 3 Month + 2.60%), 4.84%, 04/20/31		1,400	1,375,067
Series 2018-9A, Class E, (LIBOR USD 3 Month + 5.35%), 7.59%, 04/20/31		1,620	1,544,580
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 5.59%, 10/17/30(a)(c)		3,695	3,700,718
Cent CLO 17 Ltd.(a)(c):
Series C17A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.96%, 04/30/31		1,000	998,215
Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.20%, 04/30/31		1,000	989,703
Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.15%, 04/30/31		2,000	1,968,712
Series C17A, Class DR, (LIBOR USD 3 Month + 6.00%), 8.36%, 04/30/31		1,000	990,981
Chenango Park CLO Ltd., Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.85%), 4.19%, 04/15/30(a)(c)		1,800	1,777,344
CIFC Funding Ltd.(a)(c):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.80%), 4.89%, 04/27/31		1,500	1,476,331
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.01%, 04/24/30		2,000	1,996,957
Series 2014-3A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.50%, 07/22/26		2,000	2,000,161
Series 2015-4A, Class C1, (LIBOR USD 3 Month + 3.80%), 6.15%, 10/20/27		1,750	1,760,065
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.85%, 04/23/29		1,500	1,508,474
Series 2018-1A, Class C, (LIBOR USD 3 Month + 1.75%), 3.91%, 04/18/31		1,200	1,194,237
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 4.81%, 04/18/31		1,500	1,481,363

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2018-4A, Class B, (LIBOR USD 3 Month + 2.10%), 4.53%, 10/17/31	USD	1,050	$1,048,066
Series 2018-4A, Class D, (LIBOR USD 3 Month + 5.90%), 8.33%, 10/17/31(b)		250	250,000
Clear Creek CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.30%, 10/20/30(a)(c)		1,350	1,349,953
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30	EUR	1,600	1,873,474
Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30		551	618,858
Dewolf Park CLO Ltd.(a)(c):
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.15%), 4.49%, 10/15/30	USD	1,000	1,001,189
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.54%, 10/15/30		1,000	1,012,290
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR, (LIBOR USD 3 Month + 4.24%), 6.58%, 01/15/28(a)(c)		1,000	1,007,614
Dryden 37 Senior Loan Fund, Series 2015-37A, Class DR, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/15/31(a)(c)		2,000	1,960,086
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.59%, 07/15/30(a)(c)		3,000	3,007,770
Elevation CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 4.68%), 6.99%, 11/15/28(a)(c)		800	805,086
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)	EUR	700	822,737
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.15%, 07/15/30(a)(c)	USD	1,000	990,689
Galaxy XV CLO Ltd., Series 2013-15A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.94%, 10/15/30(a)(c)		250	249,480
Galaxy XXIX CLO Ltd.(a)(c):
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 3.99%, 11/15/26		1,500	1,492,168
Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 4.71%, 11/15/26		2,150	2,140,486
Galaxy XXV CLO Ltd., Series 2018-25A, Class D, (LIBOR USD 3 Month + 3.10%), 5.44%, 10/25/31(a)(b)(c)		500	498,750
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.75%), 5.07%, 05/16/31(a)(c)		1,500	1,474,758
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.40%), 8.74%, 10/15/30(a)(c)		1,500	1,532,075
GLG Euro CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 4.27%), 4.27%, 05/15/31(a)	EUR	1,400	1,496,506
Goldentree Loan Management US CLO 3 Ltd.(a)(c):
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.34%, 04/20/30	USD	2,500	2,478,602
Series 2018-3A, Class D, (LIBOR USD 3 Month + 2.85%), 5.29%, 04/20/30		2,000	1,981,247
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class BR2, (LIBOR USD 3 Month + 1.60%), 10/29/29(a)(c)		300	300,000

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Greenwood Park CLO Ltd.(a)(c):
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 4.53%, 04/15/31	USD	1,450	$1,416,854
Series 2018-1A, Class E, (LIBOR USD 3 Month + 4.95%), 6.98%, 04/15/31		790	760,299
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.34%, 01/27/31(a)(c)		2,000	1,980,268
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.63%, 07/28/31(a)(c)		1,000	998,290
Harvest CLO XVI DAC(a):
Series 16X, Class E, (EURIBOR 3 Month + 6.40%), 6.40%, 10/15/29	EUR	1,125	1,308,286
Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), %, 10/15/31		1,125	1,266,996
Highbridge Loan Management Ltd.(a)(c):
Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 3.87%, 07/18/31	USD	1,250	1,231,934
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.22%, 07/18/31		2,500	2,434,271
Series 12A-18, Class C, (LIBOR USD 3 Month + 2.75%), 5.12%, 07/18/31		1,250	1,211,232
Series 5A-2015, Class D1R, (LIBOR USD 3 Month + 3.30%), 5.64%, 01/29/26		4,000	4,002,282
Series 8A-2016, Class DR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/20/30		1,500	1,488,475
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 1.095e-005%, 07/15/26(c)(d)		2,000	432,364
LCM XIV LP(a)(c):
Series 14A, Class BR, (LIBOR USD 3 Month + 1.58%), 3.98%, 07/20/31		1,000	996,888
Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.25%, 07/20/31		1,550	1,546,104
LCM XV LP, Series 15A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.75%, 07/20/30(a)(c)		1,000	1,004,044
LCM XVIII LP, Series 18A, Class INC, 0.00%, 04/20/31(c)(d)		3,065	1,919,444
Madison Park Funding X Ltd.(a)(c):
Series 2012-10A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.55%, 01/20/29		5,000	5,039,917
Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 9.97%, 01/20/29		2,000	2,029,186
Madison Park Funding XIII Ltd.(a)(c):
Series 2014-13A, Class CR2, (LIBOR USD 3 Month + 1.90%), 4.24%, 04/19/30		1,500	1,498,019
Series 2014-13A, Class DR2, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/19/30		3,000	2,988,769
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.60%, 07/20/26(a)(c)		4,221	4,228,974
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (LIBOR USD 3 Month + 2.20%), 4.54%, 01/27/26(a)(c)		1,000	1,001,254
Madison Park Funding XVI Ltd.(a)(c):
Series 2015-16A, Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 04/20/26		1,500	1,506,025
Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 7.85%, 04/20/26		1,000	1,002,098
Madison Park Funding XXV Ltd., Series 2017-25A, Class B, (LIBOR USD 3 Month + 2.35%), 4.69%, 04/25/29(a)(c)		1,000	1,002,998

Security		Par (000)	Value
Asset-Backed Securities (continued)
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 04/20/30(a)(c)	USD	1,000	$983,660
Mill Creek II CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.75%), 10.10%, 04/20/28(a)(c)		1,000	1,001,613
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.00%, 04/22/29(a)(c)		1,500	1,509,912
Neuberger Berman CLO XVIII Ltd.(a)(c):
Series 2014-18A, Class BR, (LIBOR USD 3 Month + 2.55%), 4.87%, 11/14/27		1,500	1,502,675
Series 2014-18A, Class CR, (LIBOR USD 3 Month + 4.25%), 6.57%, 11/14/27		3,250	3,269,602
Series 2014-18A, Class DR, (LIBOR USD 3 Month + 7.75%), 10.07%, 11/14/27		1,000	1,008,957
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class D, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/15/28(a)(c)		1,000	996,383
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class DR, (LIBOR USD 3 Month + 2.40%), 4.75%, 04/20/27(a)(c)		1,000	977,623
Neuberger Berman CLO XXII Ltd.(a)(c):
Series 2016-22A, Class BR, (LIBOR USD 3 Month + 1.65%), 4.10%, 10/17/30		400	400,000
Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.65%, 10/17/30		1,250	1,250,000
Series 2016-22A, Class D, (LIBOR USD 3 Month + 3.85%), 6.19%, 10/17/27		3,750	3,749,950
Series 2016-22A, Class DR, (LIBOR USD 3 Month + 3.10%), 5.55%, 10/17/30		3,750	3,750,000
Neuberger Berman CLO XXIII Ltd.(a)(c):
Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.60%, 10/17/27		1,400	1,400,000
Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.35%, 10/17/27		280	280,000
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/15/30(a)(c)		1,000	985,228
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class D, (LIBOR USD 3 Month + 2.85%), 4.90%, 04/20/30(a)(c)		1,500	1,471,261
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/23/30(a)(c)		1,250	1,229,874
OCP CLO Ltd.(a)(c):
Series 2012-2A, Class DR, (LIBOR USD 3 Month + 4.47%), 6.78%, 11/22/25		1,000	1,005,011
Series 2015-8A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.14%, 04/17/27		1,750	1,752,885
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	1,347	1,512,562
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		900	962,366
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		1,700	1,949,932
OCT26(a):
Series 2016-1, Class AR, (LIBOR USD 3 Month + 1.80%), 4.14%, 04/20/31	USD	1,000	983,518
Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/20/31		1,000	999,972

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2016-1, Class AR, (LIBOR USD 3 Month + 5.40%), 7.74%, 04/20/31	USD	2,500	$2,437,706
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.65%, 07/20/30(a)(c)		1,000	1,013,257
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.54%, 07/15/29(a)(c)		2,500	2,533,745
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/20/31(a)(c)		1,750	1,740,531
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 01/20/31(a)(c)		850	836,926
Octagon Investment Partners XVII Ltd.(a)(c):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.34%, 01/25/31		1,500	1,492,278
Series 2013-1A, Class BR2, (LIBOR USD 3 Month + 1.40%), 3.74%, 01/25/31		1,000	992,756
Series 2013-1A, Class CR2, (LIBOR USD 3 Month + 1.70%), 4.04%, 01/25/31		1,850	1,819,137
Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/25/31		1,000	996,534
Series 2013-1A, Class ER2, (LIBOR USD 3 Month + 5.15%), 7.49%, 01/25/31		1,000	961,671
Octagon Investment Partners XXII Ltd.(a)(c):
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 1.90%), 4.25%, 01/22/30		1,000	988,684
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/22/30		1,750	1,717,247
Series 2014-1A, Class ERR, (LIBOR USD 3 Month + 5.45%), 7.80%, 01/22/30		453	443,739
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, (LIBOR USD 3 Month + 6.70%), 9.05%, 10/20/28(a)(c)		2,250	2,256,934
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 07/18/25(c)		1,500	1,506,178
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.55%, 10/22/30(a)(c)		3,000	2,983,104
OZLM Funding Ltd., Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 5.95%, 07/23/29(a)(c)		1,000	1,006,930
OZLM IX Ltd., Series 2014-9A, Class CR, (LIBOR USD 3 Month + 3.55%), 5.90%, 01/20/27(a)(c)		2,000	2,002,046
OZLM VI Ltd.(a)(c):
Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 4.09%, 04/17/31		1,500	1,498,561
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.44%, 04/17/31		3,000	2,994,915
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.47%, 04/17/31		2,000	2,004,245
OZLM XI Ltd., Series 2015-11A, Class CR, (LIBOR USD 3 Month + 3.60%), 5.94%, 10/30/30(a)(c)		5,750	5,792,397
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.44%, 11/22/30(a)(c)		1,250	1,253,141
OZLM XX Ltd.(a)(c):
Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.11%, 04/20/31		1,550	1,536,541
Series 2018-20A, Class C, (LIBOR USD 3 Month + 2.95%), 5.11%, 04/20/31		1,550	1,535,520
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)	EUR	990	1,158,423

Security		Par (000)	Value
Asset-Backed Securities (continued)
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)	EUR	807	$901,158
OZLME III DAC, Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(a)		1,900	2,113,960
Palmer Square CLO Ltd.(a)(c):
Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.75%), 4.20%, 10/17/31	USD	250	250,000
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.65%, 10/17/31(b)		332	332,000
Series 2013-2A, Class CR, (LIBOR USD 3 Month + 3.60%), 5.94%, 10/17/27		1,000	999,977
Series 2013-2A, Class CRR, (LIBOR USD 3 Month + 3.20%), 5.65%, 10/17/31(b)		332	332,000
Series 2013-2A, Class DRR, (LIBOR USD 3 Month + 5.85%), 8.30%, 10/17/31		306	302,940
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 4.99%, 01/17/31		1,825	1,776,631
Series 2014-1A, Class DR2, (LIBOR USD 3 Month + 5.70%), 8.04%, 01/17/31		1,500	1,468,385
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 2.55%), 4.86%, 05/21/29		1,500	1,507,050
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.50%), 5.81%, 05/21/29		1,000	1,006,452
Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.60%), 7.86%, 07/16/31		1,000	984,115
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.11%, 08/23/31(a)(c)		1,050	1,049,682
Rockford Tower CLO Ltd.(a)(c):
Series 2017-3A, Class D, (LIBOR USD 3 Month + 2.65%), 5.00%, 10/20/30		1,000	980,506
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.72%), 3.98%, 05/20/31		1,000	996,670
Series 2018-1A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 05/20/31		1,500	1,485,878
Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.85%), 8.11%, 05/20/31		1,000	967,440
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 4.23%, 10/20/31		500	499,142
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31		750	742,910
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.53%, 10/20/31		1,000	990,203
RR 5 Ltd., Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 4.69%, 10/15/31(a)(c)		1,000	1,000,000
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 07/17/26(c)(d)		2,500	852,983
SOUND POINT CLO III-R Ltd., Series 2013-2RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.25%, 04/15/29(a)(c)		1,500	1,493,829
Sound Point CLO XII Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.25%), 6.60%, 10/20/28(a)(c)		1,000	1,004,977
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/15/30(a)(c)		2,500	2,469,403
Symphony CLO XII Ltd., Series 2013-12A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.59%, 10/15/25(a)(c)		3,000	3,002,915
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.35%, 01/23/28(a)(c)		1,000	1,009,417

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
THL Credit Wind River CLO Ltd., Series 2014-3A, Class DR, (LIBOR USD 3 Month + 3.35%), 5.70%, 01/22/27(a)(c)	USD	1,000	$1,000,089
TICP CLO XI Ltd.(a)(b)(c):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.54%, 10/20/31		1,814	1,814,000
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.44%, 10/20/31		1,150	1,150,000
Series 2018-11A, Class E, (LIBOR USD 3 Month + 6.00%), 8.39%, 10/20/31		250	250,000
Treman Park CLO Ltd., Series 2015-1A, Class D, (LIBOR USD 3 Month + 3.86%), 6.21%, 04/20/27(a)(c)		1,800	1,805,000
TRESTLES CLO II Ltd.(a)(c):
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.90%), 4.23%, 07/25/31		1,250	1,230,776
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.90%), 5.23%, 07/25/31		1,000	980,577
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	2,578	3,697,357
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (LIBOR USD 3 Month + 4.25%), 6.60%, 01/20/29(a)(c)	USD	3,300	3,337,307
Vibrant CLO VII Ltd., Series 2017-7A, Class D, (LIBOR USD 3 Month + 6.60%), 8.95%, 09/15/30(a)(c)		1,000	1,016,613
Voya CLO Ltd.(a)(c):
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.23%, 04/18/31		2,000	2,003,591
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.80%), 5.13%, 04/18/31		1,000	981,709
Series 2016-3A, Class C, (LIBOR USD 3 Month + 3.85%), 6.18%, 10/18/27		2,000	1,999,972
Series 2016-3A, Class D, (LIBOR USD 3 Month + 6.85%), 9.18%, 10/18/27		1,000	1,002,298
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.02%), 8.36%, 06/07/30		600	607,255
Series 2018-2A, Class E, (LIBOR USD 3 Month + 5.25%), 7.62%, 07/15/31		1,250	1,209,487
Webster Park CLO Ltd.(a)(c):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/20/30		1,000	990,186
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 5.50%), 7.85%, 07/20/30		750	737,469
Westcott Park CLO Ltd.(a)(c):
Series 2016-1A, Class D, (LIBOR USD 3 Month + 4.35%), 6.70%, 07/20/28		1,250	1,263,158
Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.20%), 9.55%, 07/20/28		1,000	1,015,555
York CLO 1 Ltd.(a)(c):
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.65%), 3.99%, 10/22/29		950	950,000
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 4.44%, 10/22/29(b)		1,500	1,500,000
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.35%, 10/22/29		2,500	2,493,750
York CLO-2 Ltd.(a)(c):
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/22/31		500	491,282
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.20%, 01/22/31		1,000	991,646

Security		Par (000)	Value
Asset-Backed Securities (continued)
York CLO-3 Ltd.(a)(c):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.95%, 10/20/29	USD	3,000	$3,016,448
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.75%, 10/20/29		2,250	2,274,422

Total Asset-Backed Securities — 2.8% (Cost: $447,953,803)			445,251,079

		Shares
Common Stocks — 2.5%

Auto Components — 0.1%
Lear Corp.		1,331	192,995
UCI International, Inc.(e)		1,260,653	20,643,193

			20,836,188
Banks — 0.1%
Bank of America Corp.		255,815	7,536,310
JPMorgan Chase & Co.		69,051	7,791,715

			15,328,025
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The)		32,814	7,358,211
Morgan Stanley		146,802	6,836,569

			14,194,780
Chemicals — 0.4%
Advanced Emissions Solutions, Inc.		310,220	3,710,231
Platform Specialty Products Corp.(e)		4,266,238	53,199,988

			56,910,219
Construction & Engineering — 0.6%
Star Group, Inc. (The)(e)		4,071,156	101,113,060

Containers & Packaging — 0.2%
Crown Holdings, Inc.(e)		591,071	28,371,408

Diversified Financial Services — 0.0%
Adelphia Recovery Trust(e)		1,483,417	970

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc.		860,631	18,245,377

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		468,380	16,510,395

Health Care Providers & Services — 0.1%
Elanco Animal Health, Inc.(e)		39,467	1,377,004
Tenet Healthcare Corp.(e)		64,622	1,839,142
Universal Health Services, Inc., Class B		108,780	13,906,435

			17,122,581
Internet Software & Services — 0.0%
FreedomPay, Inc.(b)(e)		314,534	3

IT Services — 0.1%
First Data Corp., Class A(e)		958,491	23,454,275

Machinery — 0.0%
Gates Industrial Corp. plc(e)		142,390	2,776,605

Media — 0.1%
Altice USA, Inc., Class A		886,620	16,083,287
Tele Columbus AG(c)(e)		16,190	46,656

			16,129,943
Metals & Mining — 0.2%
Constellium NV, Class A(e)		2,544,953	31,430,169

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value
Oil, Gas & Consumable Fuels — 0.2%(e)
Halcon Resources Corp.(Acquired 05/03/17-02/20/18, cost $8,638,979)(f)		1,171,718	$5,237,579
KCAD Holdings I Ltd.(b)		4,067,849,248	15,823,934
Osum Oil Sands Corp.(b)(g)		1,600,000	2,873,844

			23,935,357
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(e)		1,381	10,081

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(e)		258,189	18,119,704

Total Common Stocks — 2.5% (Cost: $390,322,745)			404,489,140

		Par (000)
Corporate Bonds — 76.6%

Aerospace & Defense — 2.1%
Arconic, Inc.:
5.87%, 02/23/22	USD	1,030	1,076,350
5.13%, 10/01/24		15,126	15,220,538
5.90%, 02/01/27		12,809	13,034,566
BBA US Holdings, Inc., 5.38%, 05/01/26(c)		14,141	14,158,676
Bombardier, Inc.(c):
7.75%, 03/15/20		4,826	5,046,186
8.75%, 12/01/21		38,590	42,568,629
5.75%, 03/15/22		5,419	5,449,482
6.00%, 10/15/22		839	841,131
6.13%, 01/15/23		49,243	49,458,438
7.50%, 12/01/24		33,734	35,589,370
7.50%, 03/15/25		51,968	53,592,000
7.45%, 05/01/34		5,773	5,859,595
BWX Technologies, Inc., 5.38%, 07/15/26(c)		8,160	8,190,600
KLX, Inc., 5.88%, 12/01/22(c)		13,623	14,072,559
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		9,782	10,078,395
Leonardo US Holdings, Inc., 6.25%, 01/15/40(c)		177	184,965
Pioneer Holdings LLC, 9.00%, 11/01/22(c)		7,343	7,581,648
TransDigm UK Holdings plc, 6.88%, 05/15/26(c)		27,725	28,452,781
TransDigm, Inc.:
6.00%, 07/15/22		8,019	8,149,309
6.50%, 07/15/24		6,004	6,151,098
6.38%, 06/15/26		5,515	5,570,150

			330,326,466
Airlines — 0.0%
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18(c)		3,291	3,296,324

Auto Components — 0.4%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	5,195	5,613,661
Adler Pelzer Holding GmbH, 4.13%, 04/01/24		2,225	2,586,307
Federal-Mogul LLC, 5.00%, 07/15/24		2,250	2,779,292
GKN Holdings Ltd., 3.38%, 05/12/32	GBP	900	1,155,464
Icahn Enterprises LP:
6.25%, 02/01/22	USD	520	533,000
6.75%, 02/01/24		15,350	15,714,563
6.38%, 12/15/25		11,952	11,996,820
IHO Verwaltungs GmbH(c)(h):
2.75% ( 2.75% Cash or 3.50% PIK), 09/15/21	EUR	3,138	3,688,659
3.25% ( 3.25% Cash or 4.00% PIK), 09/15/23		5,561	6,644,716
4.50% ( 4.50% Cash or 5.25% PIK), 09/15/23	USD	6,262	6,059,174
3.75% ( 3.75% Cash or 4.50% PIK), 09/15/26	EUR	3,420	4,096,828

Security		Par (000)	Value
Auto Components (continued)
JB Poindexter & Co., Inc., 7.13%, 04/15/26(c)	USD	4,958	$5,143,925
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	1,889	2,323,830

			68,336,239
Automobiles — 0.2%
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24		3,371	4,259,575
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19		1,210	1,498,997
4.75%, 07/15/22		2,857	3,731,759
Jaguar Land Rover Automotive plc, 4.50%, 01/15/26		652	738,973
Tesla, Inc., 5.30%, 08/15/25(c)(i)	USD	29,610	24,946,425
Volvo Car AB, 2.00%, 01/24/25	EUR	3,100	3,522,051

			38,697,780
Banks — 1.9%
ABN AMRO Bank NV(a)(j):
(EUR Swap Annual 5 Year + 5.45%), 5.75%		2,700	3,317,564
(EUR Swap Annual 5 Year + 3.90%), 4.75%		3,200	3,594,611
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)		1,800	2,284,124
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		7,056	8,679,815
Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 9.18%), 8.88%(a)(j)		2,200	2,854,441
Banco BPM SpA:
4.25%, 01/30/19		1,600	1,873,582
2.75%, 07/27/20		5,036	5,913,681
1.75%, 04/24/23		2,390	2,623,932
Banco de Sabadell SA, (EUR Swap Annual 5 Year + 6.41%), 6.50%(a)(j)		200	234,092
Banco Espirito Santo SA(k):
2.63%, 05/08/17		10,400	3,622,476
4.75%, 01/15/18		12,300	4,105,763
4.00%, 01/21/19		12,000	4,110,117
Banco Santander SA(a)(j):
(EUR Swap Annual 5 Year + 5.41%), 6.25%		4,000	4,674,619
(EUR Swap Annual 5 Year + 6.80%), 6.75%		3,100	3,878,197
(EUR Swap Annual 5 Year + 4.10%), 4.75%		1,400	1,457,774
Bank of Ireland(a):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(j)		1,636	2,054,285
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		6,067	7,208,415
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(a)	GBP	810	1,017,118
Bankia SA(a):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(j)	EUR	3,400	3,992,098
(EUR Swap Annual 5 Year + 6.22%), 6.38%(j)		1,200	1,414,159
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		3,300	3,904,309
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		1,900	2,280,500
Barclays plc:
4.38%, 09/11/24	USD	29,980	28,908,544
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	1,300	1,528,941
5.20%, 05/12/26	USD	7,800	7,663,976
BNP Paribas SA, (EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(j)	EUR	1,680	2,145,620
CaixaBank SA(a):
(EUR Swap Annual 5 Year + 6.50%), 6.75%(j)		1,000	1,252,954
(EUR Swap Annual 5 Year + 4.50%), 5.25%(j)		2,200	2,372,315

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27	EUR	1,900	$2,329,562
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		800	942,717
CIT Group, Inc.:
5.00%, 08/15/22	USD	6,963	7,102,260
5.00%, 08/01/23		2,024	2,064,682
5.25%, 03/07/25		6,132	6,254,640
6.13%, 03/09/28		4,854	5,072,430
6.00%, 04/01/36		21,122	19,696,265
Cooperatieve Rabobank UA(a)(j):
(EUR Swap Annual 5 Year + 5.25%), 5.50%	EUR	2,100	2,566,455
(EUR Swap Annual 5 Year + 6.70%), 6.62%		3,400	4,379,552
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(a)(j)		4,637	5,895,572
Danske Bank A/S, (EUR Swap Annual 6 Year + 4.64%), 5.75%(a)(j)		1,895	2,200,128
DNB Bank ASA, (USD Swap Semi 5 Year + 5.08%), 6.50%(a)(j)	USD	925	947,058
Erste Group Bank AG(a)(j):
(EUR Swap Annual 5 Year + 9.02%), 8.88%	EUR	2,200	2,958,913
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,600	1,982,813
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.56%(j)	USD	3,315	2,541,611
HSBC Holdings plc(a)(j):
(EUR Swap Annual 5 Year + 4.38%), 5.25%	EUR	700	857,468
(USD Swap Rate 5 Year + 3.45%), 6.25%	USD	14,711	14,655,834
(USD Swap Rate 5 Year + 4.37%), 6.38%		1,750	1,734,687
(GBP Swap 5 Year + 4.28%), 5.88%	GBP	700	914,661
(USD Swap Rate 5 Year + 3.75%), 6.00%	USD	24,266	23,277,161
(USD Swap Rate 5 Year + 3.61%), 6.50%		3,050	2,943,250
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(a)	EUR	1,000	1,181,368
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(a)(j)		3,761	4,484,331
6.63%, 09/13/23		1,730	2,328,276
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(j)		1,380	1,718,277
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(a)(j)		1,700	1,999,503
National Westminster Bank plc, Series C, (LIBID USD 3 Month + 0.25%), 2.63%(a)(j)	USD	1,800	1,457,928
Royal Bank of Scotland Group plc(a)(j):
(USD Swap Semi 5 Year + 5.80%), 7.50%		760	778,050
(USD Swap Semi 5 Year + 7.60%), 8.63%		10,163	10,887,114
Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%(a)(c)(j)		1,100	1,134,375
Swedbank AB(a)(j):
(USD Swap Semi 5 Year + 3.77%), 5.50%		2,200	2,200,000
(USD Swap Semi 5 Year + 4.11%), 6.00%		200	202,344
UBS Group Funding Switzerland AG(a)(j):
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	5,238	6,735,350
(USD Swap Semi 5 Year + 2.43%), 5.00%	USD	3,150	2,779,875
(USD Swap Semi 5 Year + 4.87%), 7.00%		1,775	1,884,439
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(a)(j)	EUR	900	1,044,613
(EUR Swap Annual 5 Year + 9.30%), 9.25%(a)(j)		3,317	4,289,470
6.95%, 10/31/22		2,731	3,645,678

Security		Par (000)	Value
Banks (continued)
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(a)	EUR	9,034	$11,099,024
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(a)		4,893	5,848,153

			295,983,909
Building Products — 0.4%
CPG Merger Sub LLC, 8.00%, 10/01/21(c)	USD	17,882	18,083,172
James Hardie International Finance DAC, 3.63%, 10/01/26	EUR	1,245	1,462,073
Jeld-Wen, Inc.(c):
4.63%, 12/15/25	USD	7,450	6,872,625
4.88%, 12/15/27		96	87,480
Masonite International Corp., 5.75%, 09/15/26(c)		7,980	7,999,950
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(c)		5,293	5,491,488
Standard Industries, Inc.(c):
5.38%, 11/15/24		2,892	2,888,385
6.00%, 10/15/25		4,892	5,002,070
Titan Global Finance plc:
3.50%, 06/17/21	EUR	1,050	1,272,134
2.38%, 11/16/24		2,536	2,873,992
USG Corp., 4.88%, 06/01/27(c)	USD	4,833	4,886,211

			56,919,580
Capital Markets — 1.4%
Blackstone CQP Holdco LP(c):
6.50%, 03/20/21		134,732	135,127,192
6.00%, 08/18/21		21,955	21,952,724
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%(a)(c)(j)		8,310	8,548,912
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(c)(h)		13,226	13,391,325
FS Energy & Power Fund, 7.50%, 08/15/23(c)		13,170	13,433,400
Lehman Brothers Holdings Capital Trust VII Escrow Bonds(k):
5.38%, 10/17/12	EUR	4,550	179,614
4.75%, 01/16/14		14,545	574,174
0.00%, 02/05/14(l)		22,800	900,046
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(c)	USD	4,703	4,820,575
LPL Holdings, Inc., 5.75%, 09/15/25(c)		3,850	3,758,563
MSCI, Inc., 5.25%, 11/15/24(c)		6,254	6,404,096
Pershing Square Holdings Ltd., 5.50%, 07/15/22(c)		14,000	14,072,100

			223,162,721
Chemicals — 3.2%
Alpha 2 BV, 8.75% ( 8.75% Cash or 9.50% PIK), 06/01/23(c)(h)		12,936	13,130,040
Alpha 3 BV, 6.25%, 02/01/25(c)		40,726	40,534,588
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	746	892,162
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)	USD	15,107	14,804,860
Blue Cube Spinco LLC:
9.75%, 10/15/23		11,573	13,091,956
10.00%, 10/15/25		27,131	31,200,650
CF Industries, Inc.:
5.15%, 03/15/34		3,410	3,239,500
4.95%, 06/01/43		7,888	6,980,880
Chemours Co. (The):
6.63%, 05/15/23		4,435	4,632,757
7.00%, 05/15/25		5,399	5,725,585
4.00%, 05/15/26	EUR	10,212	11,870,278
5.38%, 05/15/27	USD	14,882	14,350,712

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chemicals (continued)
Gates Global LLC, 6.00%, 07/15/22(c)	USD	17,331	$17,439,319
Hexion, Inc.(c):
6.63%, 04/15/20		9,431	8,865,140
10.38%, 02/01/22		10,081	9,803,773
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	2,161	2,637,516
Koppers, Inc., 6.00%, 02/15/25(c)	USD	12,943	12,910,643
Momentive Performance Materials USA LLC, Escrow, 8.88%, 10/15/20(b)		22,959	2
Momentive Performance Materials, Inc., 3.88%, 10/24/21		41,012	44,241,695
NOVA Chemicals Corp., 4.88%, 06/01/24(c)		11,899	11,455,762
OCI NV, 5.00%, 04/15/23	EUR	2,014	2,463,924
Olin Corp., 5.13%, 09/15/27	USD	4,360	4,207,400
Platform Specialty Products Corp.(c):
6.50%, 02/01/22		122,784	124,932,720
5.88%, 12/01/25		50,458	49,790,441
PQ Corp.(c):
6.75%, 11/15/22		14,007	14,573,303
5.75%, 12/15/25		27,798	27,589,515
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	5,069	6,164,682
Solvay Finance SA(a)(j):
(EUR Swap Annual 5 Year + 4.89%), 5.12%		5,977	7,633,694
(EUR Swap Annual 5 Year + 3.70%), 5.42%		141	185,543
Starfruit Finco BV(c):
6.50%, 10/01/26		2,619	3,071,502
8.00%, 10/01/26	USD	9,860	10,007,900

			518,428,442
Commercial Services & Supplies — 1.9%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	159	213,270
4.88%, 07/31/24		1,900	2,477,173
ADT Corp. (The):
6.25%, 10/15/21	USD	952	998,658
3.50%, 07/15/22		10,562	9,994,292
4.13%, 06/15/23		7,033	6,725,166
4.88%, 07/15/32		20,189	16,201,672
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		7,871	7,930,032
Algeco Global Finance plc(c):
6.50%, 02/15/23	EUR	5,000	6,121,752
8.00%, 02/15/23	USD	21,341	21,874,525
APX Group, Inc.:
8.75%, 12/01/20		14,838	14,838,000
7.88%, 12/01/22		3,749	3,823,980
Aramark Services, Inc.(c):
5.00%, 04/01/25		366	367,372
5.00%, 02/01/28		18,547	18,199,244
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	2,070	2,424,355
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)	USD	7,610	7,296,088
Hulk Finance Corp., 7.00%, 06/01/26(c)		11,075	10,701,219
Intrum AB:
2.75%, 07/15/22	EUR	3,507	3,941,052
3.13%, 07/15/24		593	651,909
KAR Auction Services, Inc., 5.13%, 06/01/25(c)	USD	9,870	9,573,900
Matthews International Corp., 5.25%, 12/01/25(c)		620	599,850
Mobile Mini, Inc., 5.88%, 07/01/24		29,648	30,092,720
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(c)		4,851	4,753,980
Nielsen Finance LLC, 5.00%, 04/15/22(c)		17,026	16,600,350
Paprec Holding SA, 4.00%, 03/31/25	EUR	1,406	1,642,476

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC, 9.25%, 05/15/23(c)	USD	48,171	$51,518,885
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)		4,336	4,336,000
SPIE SA, 3.13%, 03/22/24	EUR	2,000	2,348,224
Tervita Escrow Corp., 7.63%, 12/01/21(c)	USD	25,113	25,897,781
Verisure Holding AB, 6.00%, 11/01/22	EUR	1,395	1,675,381
Verisure Midholding AB, 5.75%, 12/01/23		4,375	5,150,048
Waste Pro USA, Inc., 5.50%, 02/15/26(c)	USD	5,028	4,914,870
Wrangler Buyer Corp., 6.00%, 10/01/25(c)		13,415	12,878,400

			306,762,624
Communications Equipment — 0.2%
CommScope Technologies LLC(c):
6.00%, 06/15/25		841	866,230
5.00%, 03/15/27		3,560	3,426,500
CommScope, Inc., 5.50%, 06/15/24(c)		5,062	5,099,965
Nokia OYJ:
4.38%, 06/12/27		589	566,913
6.63%, 05/15/39		26,274	28,310,235

			38,269,843
Construction & Engineering — 0.5%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		14,821	15,234,209
Engility Corp., 8.88%, 09/01/24		13,929	15,147,787
frontdoor, Inc., 6.75%, 08/15/26(c)		7,553	7,779,590
New Enterprise Stone & Lime Co., Inc.(c):
10.13%, 04/01/22		15,179	16,251,017
6.25%, 03/15/26		3,662	3,689,465
Pisces Midco, Inc., 8.00%, 04/15/26(c)		9,216	9,285,120
Tutor Perini Corp., 6.88%, 05/01/25(c)		4,171	4,285,703
Weekley Homes LLC, 6.63%, 08/15/25		3,873	3,689,033
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	4,218	5,129,931

			80,491,855
Consumer Finance — 1.5%
Ally Financial, Inc.:
4.13%, 03/30/20	USD	708	710,655
8.00%, 11/01/31		95,847	116,094,679
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	900	1,081,497
Mulhacen Pte. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23(h)		7,865	9,101,524
Navient Corp.:
5.00%, 10/26/20	USD	3,770	3,816,409
6.63%, 07/26/21		5,727	5,970,397
6.50%, 06/15/22		9,480	9,851,901
5.50%, 01/25/23		7,962	7,942,095
7.25%, 09/25/23		6,246	6,620,760
5.88%, 10/25/24		4,272	4,186,560
6.75%, 06/25/25		2,105	2,112,894
6.75%, 06/15/26		10,484	10,352,950
5.63%, 08/01/33		10,133	8,486,387
Springleaf Finance Corp.:
5.63%, 03/15/23		1,742	1,735,467
6.88%, 03/15/25		16,115	16,074,713
7.13%, 03/15/26		27,345	27,208,275

			231,347,163
Containers & Packaging — 1.4%
ARD Finance SA, 6.63% (6.63% Cash or 7.38% PIK), 09/15/23(h)	EUR	1,696	2,028,020
Ardagh Packaging Finance plc(c):
4.13%, 05/15/23		2,344	2,834,362
4.63%, 05/15/23	USD	37,685	37,308,150

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Containers & Packaging (continued)
6.75%, 05/15/24	EUR	4,865	$6,115,640
7.25%, 05/15/24	USD	39,230	41,044,387
4.75%, 07/15/27	GBP	4,000	5,090,934
4.75%, 07/15/27		2,872	3,655,291
BWAY Holding Co.(c):
4.75%, 04/15/24	EUR	3,060	3,641,633
5.50%, 04/15/24	USD	46,903	46,140,826
Crown Americas LLC(c):
4.75%, 02/01/26		22,382	21,374,810
4.25%, 09/30/26		10,203	9,335,745
Crown European Holdings SA, 3.38%, 05/15/25	EUR	1,795	2,156,507
Guala Closures SpA, (EURIBOR 3 Month + 3.50%), 3.50%, 04/15/24(a)		1,232	1,437,852
Horizon Parent Holdings SARL, 8.25% ( 8.25% Cash or 9.00% PIK), 02/15/22(h)		2,838	3,444,326
OI European Group BV, 4.00%, 03/15/23(c)	USD	7,368	6,999,600
Reynolds Group Issuer, Inc.(c):
5.13%, 07/15/23		1,220	1,213,900
7.00%, 07/15/24		26,662	27,128,585
Sealed Air Corp.(c):
4.50%, 09/15/23	EUR	1,026	1,346,098
6.88%, 07/15/33	USD	159	170,925
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	2,085	2,496,052

			224,963,643
Distributors — 0.3%
American Builders & Contractors Supply Co., Inc.(c):
5.75%, 12/15/23	USD	175	178,719
5.88%, 05/15/26		15,364	15,402,410
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(a)	EUR	2,120	2,482,963
4.38%, 05/01/22		1,300	1,529,992
Core & Main LP, 6.13%, 08/15/25(c)	USD	21,372	20,410,260

			40,004,344
Diversified Consumer Services — 0.2%
Carriage Services, Inc., 6.63%, 06/01/26(c)		5,181	5,297,572
Cognita Financing plc, 7.75%, 08/15/21	GBP	2,045	2,718,762
Graham Holdings Co., 5.75%, 06/01/26(c)	USD	5,026	5,145,368
Laureate Education, Inc., 8.25%, 05/01/25(c)		10,308	11,038,116
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(c)		12,343	12,157,855

			36,357,673
Diversified Financial Services — 1.4%
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	2,200	2,652,339
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(a)	EUR	2,223	2,412,887
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)		654	733,813
Banca IFIS SpA:
2.00%, 04/24/23		1,570	1,702,756
(EUR Swap Annual 5 Year + 4.25%), 4.50%, 10/17/27(a)		2,591	2,791,684
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	800	1,042,720
7.50%, 10/01/23		3,006	3,819,960
Financial & Risk US Holdings, Inc.(c):
4.50%, 05/15/26	EUR	20,310	23,463,021
4.50%, 05/15/26		4,497	5,193,151
6.25%, 05/15/26	USD	15,865	15,923,542

Security		Par (000)	Value
Diversified Financial Services (continued)
6.88%, 11/15/26	EUR	1,808	$2,102,222
8.25%, 11/15/26	USD	32,309	32,113,208
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)	EUR	1,650	1,704,619
HBOS Capital Funding LP:
6.85%(j)	USD	6,050	6,122,600
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	1,540	1,906,874
Jefferies Finance LLC(c):
7.38%, 04/01/20	USD	9,320	9,471,450
6.88%, 04/15/22		22,354	22,465,770
LHC3 plc, 4.12% ( 4.12% Cash or 9.00% PIK), 08/15/24(h)	EUR	4,728	5,474,405
Nexi Capital SpA:
(EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(a)		2,318	2,685,878
4.13%, 11/01/23		751	878,488
Tempo Acquisition LLC, 6.75%, 06/01/25(c)	USD	24,067	23,405,157
Travelport Corporate Finance plc, 6.00%, 03/15/26(c)		8,423	8,554,988
Vantiv LLC(c):
3.88%, 11/15/25	GBP	2,525	3,209,466
4.38%, 11/15/25	USD	9,769	9,280,550
Verscend Escrow Corp., 9.75%, 08/15/26(c)		29,689	30,653,893

			219,765,441
Diversified Telecommunication Services — 5.6%
Adelphia Commercial Bonds, Escrow, Series B, 10.50%, 07/15/04(b)		800	—
Altice France SA(c):
7.38%, 05/01/26		68,036	68,036,000
5.88%, 02/01/27	EUR	2,161	2,615,663
8.13%, 02/01/27	USD	42,487	43,761,610
Arqiva Broadcast Finance plc, 6.75%, 09/30/23	GBP	1,302	1,737,331
CCO Holdings LLC(c):
4.00%, 03/01/23	USD	18,633	17,837,371
5.13%, 05/01/23		11,342	11,359,580
5.75%, 02/15/26		1,035	1,037,588
5.13%, 05/01/27		69,352	65,711,020
5.00%, 02/01/28		44,656	41,972,174
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		15,835	16,428,812
Series W, 6.75%, 12/01/23		5,723	5,944,766
Series Y, 7.50%, 04/01/24		2,858	3,050,915
Series P, 7.60%, 09/15/39		2,294	2,047,395
Series U, 7.65%, 03/15/42		26,271	23,446,868
Cincinnati Bell, Inc.(c):
7.00%, 07/15/24		14,363	13,178,053
8.00%, 10/15/25		12,993	12,115,972
DKT Finance ApS, 7.00%, 06/17/23	EUR	4,997	6,197,679
eircom Finance DAC, 4.50%, 05/31/22		2,145	2,545,989
Embarq Corp., 8.00%, 06/01/36	USD	21,684	21,684,000
Frontier Communications Corp.:
10.50%, 09/15/22		8,853	7,879,170
11.00%, 09/15/25		64,919	50,617,993
8.50%, 04/01/26		19,434	18,365,130
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		36,164	33,316,085
8.50%, 10/15/24		40,537	40,982,907
9.75%, 07/15/25		50,485	53,450,994
Intelsat SA, 4.50%, 06/15/25(c)(m)		2,462	4,562,086
Koninklijke KPN NV, (GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73(a)	GBP	1,995	2,753,050

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.:
5.63%, 02/01/23	USD	9,424	$9,530,962
5.38%, 01/15/24		21,875	21,858,375
5.38%, 05/01/25		15,363	15,324,439
5.25%, 03/15/26		34,830	34,265,754
Level 3 Parent LLC, 5.75%, 12/01/22		5,058	5,115,914
OTE plc, 3.50%, 07/09/20	EUR	1,519	1,842,999
Qualitytech LP, 4.75%, 11/15/25(c)	USD	7,214	6,908,776
Qwest Corp., 6.75%, 12/01/21		7,930	8,463,262
Sprint Capital Corp.:
6.90%, 05/01/19		3,835	3,897,319
6.88%, 11/15/28		46,954	47,188,770
8.75%, 03/15/32		29,285	32,945,625
TDC A/S, 3.75%, 03/02/22	EUR	2,990	3,801,336
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	13,349	13,082,020
6.00%, 09/30/34		29,381	27,985,403
7.72%, 06/04/38		2,028	2,149,680
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	969	1,547,107
Telecom Italia SpA:
1.13%, 03/26/22(m)		4,200	4,695,329
5.88%, 05/19/23	GBP	6,100	8,674,527
3.63%, 01/19/24	EUR	823	1,012,625
2.88%, 01/28/26		2,180	2,520,074
Telesat Canada, 8.88%, 11/15/24(c)	USD	13,664	14,620,480
Virgin Media Finance plc(c):
6.38%, 10/15/24	GBP	1,810	2,447,528
4.50%, 01/15/25	EUR	2,223	2,638,880
5.75%, 01/15/25	USD	30,391	30,052,748
Virgin Media Secured Finance plc(c):
5.13%, 01/15/25	GBP	2,125	2,833,428
5.50%, 01/15/25		3,289	4,393,520
5.25%, 01/15/26	USD	10,682	10,444,753
4.88%, 01/15/27	GBP	6,098	7,812,538
6.25%, 03/28/29		100	136,453

			900,826,825
Electric Utilities — 0.2%
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	3,926	4,548,300
Enel SpA, (GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75(a)	GBP	950	1,346,575
Gas Natural Fenosa Finance BV(a)(j):
(EUR Swap Annual 8 Year + 3.35%), 4.13%	EUR	2,500	3,047,872
(EUR Swap Annual 9 Year + 3.08%), 3.38%		2,800	3,238,749
NextEra Energy Operating Partners LP(c):
4.25%, 09/15/24	USD	6,548	6,417,040
4.50%, 09/15/27		1,902	1,821,165
Vistra Operations Co. LLC, 5.50%, 09/01/26(c)		10,517	10,635,316

			31,055,017
Electrical Equipment — 0.4%
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	3,418	4,117,286
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(c)	USD	8,876	9,175,565
Orano SA, 4.88%, 09/23/24	EUR	4,000	4,762,627
Sensata Technologies BV, 5.00%, 10/01/25(c)	USD	6,598	6,581,505
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	2,278	2,370,731
Vertiv Group Corp., 9.25%, 10/15/24(c)	USD	36,279	37,730,160

			64,737,874

Security		Par (000)	Value
Electronic Equipment, Instruments & Components — 0.2%
Belden, Inc., 4.13%, 10/15/26	EUR	1,000	$1,230,713
CDW LLC, 5.50%, 12/01/24	USD	21,245	21,988,575
Itron, Inc., 5.00%, 01/15/26(c)		1,223	1,174,080

			24,393,368
Energy Equipment & Services — 3.2%
Apergy Corp., 6.38%, 05/01/26(c)		5,013	5,150,857
Basic Energy Services, Inc., 10.75%, 10/15/23(c)		3,600	3,672,000
Calfrac Holdings LP, 8.50%, 06/15/26(c)		8,256	7,698,720
CSI Compressco LP, 7.50%, 04/01/25(c)		16,296	16,621,920
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		9,130	9,483,788
5.70%, 10/15/39		1,679	1,347,397
4.88%, 11/01/43		12,618	9,242,685
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(m)		11,641	11,590,385
Ensco plc:
4.50%, 10/01/24		4,092	3,514,005
5.20%, 03/15/25		7,343	6,388,410
7.75%, 02/01/26		24,894	24,707,295
5.75%, 10/01/44		8,149	6,091,377
McDermott Technology Americas, Inc., 10.63%, 05/01/24(c)		11,921	12,755,470
Nabors Industries, Inc.:
4.63%, 09/15/21		576	567,295
5.75%, 02/01/25		8,455	8,105,507
Noble Holding International Ltd.:
7.75%, 01/15/24(i)		7,330	7,275,025
7.88%, 02/01/26		53,739	55,754,213
5.25%, 03/15/42	USD	4,640	3,349,500
Oceaneering International, Inc., 4.65%, 11/15/24		2,402	2,299,997
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(c)		27,026	27,904,345
Pioneer Energy Services Corp., 6.13%, 03/15/22		12,558	10,988,250
Precision Drilling Corp.(c):
5.25%, 11/15/24		3,342	3,204,978
7.13%, 01/15/26		4,822	4,954,605
Rowan Cos., Inc.:
4.88%, 06/01/22		18,490	17,773,513
4.75%, 01/15/24		4,412	3,937,710
7.38%, 06/15/25		8,827	8,782,865
SESI LLC:
7.13%, 12/15/21		3,760	3,812,640
7.75%, 09/15/24		9,522	9,712,440
Transocean Guardian Ltd., 5.88%, 01/15/24(c)		12,039	12,144,341
Transocean Pontus Ltd., 6.13%, 08/01/25(c)		16,391	16,657,190
Transocean, Inc.:
8.37%, 12/15/21		2,375	2,556,094
5.80%, 10/15/22		28,007	27,901,974
9.00%, 07/15/23		47,558	51,719,325
7.50%, 01/15/26		4,225	4,362,312
6.80%, 03/15/38		8,018	6,935,570
Trinidad Drilling Ltd., 6.63%, 02/15/25(c)		12,982	12,852,180
USA Compression Partners LP, 6.88%, 04/01/26(c)		23,493	24,256,523
Weatherford International Ltd.:
7.75%, 06/15/21		32,432	32,269,840
8.25%, 06/15/23		8,780	8,297,100
6.50%, 08/01/36		6,723	5,059,058
5.95%, 04/15/42		16,490	11,872,800

			503,571,499

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) — 1.4%
CoreCivic, Inc., 4.75%, 10/15/27	USD	8,697	$7,696,845
CyrusOne LP, 5.38%, 03/15/27		4,206	4,300,635
Equinix, Inc.:
2.88%, 03/15/24	EUR	1,751	2,056,053
2.88%, 10/01/25		3,586	4,105,610
5.88%, 01/15/26	USD	21,337	21,950,439
5.38%, 05/15/27		4,145	4,145,000
ESH Hospitality, Inc., 5.25%, 05/01/25(c)		10,312	9,976,860
GEO Group, Inc. (The):
5.13%, 04/01/23		1,926	1,844,145
5.88%, 10/15/24		9,214	8,822,405
6.00%, 04/15/26		1,021	977,607
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	1,190	1,363,412
iStar, Inc.:
4.63%, 09/15/20	USD	1,906	1,901,235
6.00%, 04/01/22		859	865,442
5.25%, 09/15/22		3,457	3,405,145
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		48,268	49,474,700
4.50%, 09/01/26		15,884	15,010,380
4.50%, 01/15/28		23,570	21,568,907
MPT Operating Partnership LP:
6.38%, 03/01/24		2,065	2,157,925
5.50%, 05/01/24		2,615	2,628,075
5.25%, 08/01/26		510	506,813
5.00%, 10/15/27		14,156	13,642,845
SBA Communications Corp.:
4.00%, 10/01/22		22,654	22,200,920
4.88%, 09/01/24		11,211	11,084,876
VICI Properties 1 LLC, 8.00%, 10/15/23		9,638	10,638,255

			222,324,529
Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
6.63%, 06/15/24		567	545,028
5.75%, 03/15/25		10,057	9,051,300
Casino Guichard Perrachon SA:
4.56%, 01/25/23	EUR	3,300	3,707,410
4.50%, 03/07/24		2,400	2,651,772
Rite Aid Corp., 6.13%, 04/01/23(c)	USD	4,931	4,419,409
Tesco plc, 5.00%, 03/24/23	GBP	1,000	1,428,829

			21,803,748
Food Products — 0.8%
B&G Foods, Inc., 5.25%, 04/01/25	USD	2,153	2,056,115
Boparan Finance plc, 5.50%, 07/15/21	GBP	1,531	1,820,599
Chobani LLC, 7.50%, 04/15/25(c)	USD	10,253	9,317,414
JBS USA LUX SA(c):
5.88%, 07/15/24		22,306	21,859,880
5.75%, 06/15/25		42,057	40,953,004
6.75%, 02/15/28		18,530	18,365,175
Post Holdings, Inc.(c):
5.50%, 03/01/25		10,627	10,547,298
5.75%, 03/01/27		8,670	8,496,600
5.63%, 01/15/28		3,548	3,414,950
Simmons Foods, Inc., 7.75%, 01/15/24(c)		6,714	6,948,990

			123,780,025
Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(c)		15,937	16,096,370

Health Care Equipment & Supplies — 1.6%
Avantor, Inc.(c):
4.75%, 10/01/24	EUR	1,237	1,487,775
6.00%, 10/01/24	USD	70,597	71,655,955

Security		Par (000)	Value
Health Care Equipment & Supplies (continued)
9.00%, 10/01/25	USD	24,452	$25,246,690
DJO Finance LLC, 8.13%, 06/15/21(c)		49,585	50,638,681
Immucor, Inc., 11.13%, 02/15/22(c)		4,792	4,851,900
Mallinckrodt International Finance SA(c):
4.88%, 04/15/20		1,350	1,336,500
5.75%, 08/01/22		10,344	9,542,340
5.63%, 10/15/23		4,035	3,570,975
5.50%, 04/15/25		2,397	2,007,488
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(c)		75,027	73,301,379
Sotera Health Holdings LLC, 6.50%, 05/15/23(c)		13,742	14,154,260
Teleflex, Inc., 4.88%, 06/01/26		544	538,560

			258,332,503
Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		3,067	3,059,332
5.63%, 02/15/23		8,494	8,536,470
6.50%, 03/01/24		21,454	22,178,073
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		7,332	7,643,610
Centene Corp.:
6.13%, 02/15/24		441	463,050
4.75%, 01/15/25		7,559	7,540,102
5.38%, 06/01/26		71,442	73,145,892
Community Health Systems, Inc., 8.63%, 01/15/24(c)		17,201	17,824,536
Constantin Investissement 3 SASU, 5.38%, 04/15/25	EUR	366	397,854
DaVita, Inc., 5.00%, 05/01/25	USD	4,276	4,078,235
Elanco Animal Health, Inc.(c):
4.27%, 08/28/23		6,227	6,252,227
4.90%, 08/28/28		6,671	6,773,072
Envision Healthcare Corp., 6.25%, 12/01/24(c)		11,072	11,902,400
HCA, Inc.:
4.75%, 05/01/23		8	8,140
5.00%, 03/15/24		52,912	54,234,800
5.25%, 04/15/25		21,359	22,026,469
5.25%, 06/15/26		36,915	37,976,306
5.38%, 09/01/26		20,417	20,621,170
4.50%, 02/15/27		7,130	6,978,488
5.63%, 09/01/28		22,125	22,235,625
5.50%, 06/15/47		77,683	78,751,141
MEDNAX, Inc., 5.25%, 12/01/23(c)		3,042	3,045,802
Molina Healthcare, Inc., 4.88%, 06/15/25(c)		7,479	7,348,117
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		25,883	26,853,612
NVA Holdings, Inc., 6.88%, 04/01/26(c)		13,005	12,972,488
Polaris Intermediate Corp., 8.50% ( 8.50% Cash or 9.25% PIK), 12/01/22(c)(h)		52,062	53,792,541
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)		6,461	6,784,050
Surgery Center Holdings, Inc.(c):
8.88%, 04/15/21		6,729	7,006,571
6.75%, 07/01/25		24,892	23,834,090
Synlab Bondco plc, 6.25%, 07/01/22	EUR	3,478	4,174,500
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		2,188	2,707,280
Team Health Holdings, Inc., 6.38%, 02/01/25(c)	USD	19,853	17,421,008
Tenet Healthcare Corp.:
6.00%, 10/01/20		542	559,805
7.50%, 01/01/22		15,562	16,242,837
8.13%, 04/01/22		69,365	73,096,837
6.75%, 06/15/23		7,026	6,999,652
4.63%, 07/15/24		36,983	35,965,968
6.88%, 11/15/31		7,274	6,511,685

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	1,553	$1,759,174
Vizient, Inc., 10.38%, 03/01/24(c)	USD	16,518	18,066,563
WellCare Health Plans, Inc.:
5.25%, 04/01/25		4,165	4,232,681
5.38%, 08/15/26		15,739	16,014,433

			758,016,686
Health Care Technology — 0.1%
IQVIA, Inc.(c):
3.25%, 03/15/25	EUR	2,838	3,356,018
3.25%, 03/15/25		9,875	11,677,478

			15,033,496
Hotels, Restaurants & Leisure — 3.2%
1011778 BC ULC(c):
4.63%, 01/15/22	USD	1,127	1,128,409
4.25%, 05/15/24		20,378	19,308,155
5.00%, 10/15/25		86,394	82,723,119
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	1,140	1,376,594
Boyd Gaming Corp., 6.00%, 08/15/26	USD	12,375	12,467,813
Boyne USA, Inc., 7.25%, 05/01/25(c)		3,859	4,080,893
Burger King France SAS, (EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(a)	EUR	1,491	1,748,783
Caesars Resort Collection LLC, 5.25%, 10/15/25(c)	USD	9,971	9,497,378
Churchill Downs, Inc., 4.75%, 01/15/28(c)		7,856	7,345,360
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21	EUR	1,995	2,178,753
7.63%, 11/01/21	USD	1,250	1,142,940
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	2,186	2,846,457
4.88%, 08/28/25		505	655,743
Delta Merger Sub, Inc., 6.00%, 09/15/26(c)	USD	5,854	5,927,175
EI Group plc, 6.38%, 02/15/22	GBP	388	523,865
Eldorado Resorts, Inc., 6.00%, 04/01/25	USD	3,712	3,758,400
GLP Capital LP:
5.38%, 11/01/23		918	948,698
5.25%, 06/01/25		5,701	5,793,356
5.38%, 04/15/26		5,246	5,327,365
5.75%, 06/01/28		1,246	1,281,823
5.30%, 01/15/29		3,749	3,759,872
Golden Nugget, Inc., 6.75%, 10/15/24(c)		18,752	19,021,654
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		6,853	6,632,333
5.13%, 05/01/26		13,166	13,100,170
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		1,704	1,659,270
International Game Technology plc(c):
4.75%, 02/15/23	EUR	1,367	1,710,160
3.50%, 07/15/24		1,741	2,036,548
6.25%, 01/15/27	USD	11,264	11,403,674
IRB Holding Corp., 6.75%, 02/15/26(c)		3,836	3,759,280
KFC Holding Co.(c):
5.25%, 06/01/26		4,412	4,395,455
4.75%, 06/01/27		1,637	1,573,566
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	4,013	5,497,134
LHMC Finco SARL, 6.25%, 12/20/23	EUR	1,257	1,508,696
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26(c)	USD	10,136	10,403,590
Melco Resorts Finance Ltd., 4.88%, 06/06/25(c)		19,637	18,661,238
MGM Resorts International:
6.63%, 12/15/21		27,866	29,537,960
7.75%, 03/15/22		21,707	23,769,165
4.63%, 09/01/26		1,902	1,773,615

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
NH Hotel Group SA, 3.75%, 10/01/23	EUR	2,414	$2,928,703
Pinnacle Bidco plc:
6.38%, 02/15/25	GBP	3,064	4,103,282
Sabre GLBL, Inc.(c):
5.38%, 04/15/23	USD	7,209	7,253,552
5.25%, 11/15/23		5,096	5,096,000
Scientific Games International, Inc.:
10.00%, 12/01/22		14,613	15,471,514
5.00%, 10/15/25		18,138	17,231,100
3.38%, 02/15/26	EUR	8,200	9,045,874
Sisal Group SpA, 7.00%, 07/31/23		2,704	3,225,724
Six Flags Entertainment Corp.(c):
4.88%, 07/31/24	USD	12,279	11,972,025
5.50%, 04/15/27		583	577,170
Snaitech SpA, 6.38%, 11/07/21	EUR	2,462	2,965,699
Stars Group Holdings BV, 7.00%, 07/15/26(c)	USD	9,086	9,373,935
Station Casinos LLC, 5.00%, 10/01/25(c)		12,776	12,236,853
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	767	985,962
(LIBOR GBP 3 Month + 4.38%), 5.17%, 03/15/22(a)		1,375	1,772,744
Viking Cruises Ltd.(c):
6.25%, 05/15/25	USD	19,843	19,843,000
5.88%, 09/15/27		30,590	29,849,722
Wyndham Destinations, Inc.:
3.90%, 03/01/23		3,752	3,470,600
4.15%, 04/01/24		290	281,300
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		5,093	5,048,436
Wyndham Worldwide Corp., 4.50%, 04/01/27		4,746	4,473,105
Wynn Macau Ltd.(c):
4.88%, 10/01/24		4,366	4,109,497
5.50%, 10/01/27		6,837	6,418,234
Yum! Brands, Inc., 5.35%, 11/01/43		724	622,640

			508,621,130
Household Durables — 0.8%
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(c)		13,108	13,058,845
Lennar Corp.:
8.38%, 01/15/21		8,258	8,990,485
6.25%, 12/15/21		1,567	1,639,474
4.88%, 12/15/23		3,677	3,704,577
5.25%, 06/01/26		1,331	1,319,354
4.75%, 11/29/27		15,067	14,464,320
Mattamy Group Corp.(c):
6.88%, 12/15/23		7,759	7,836,590
6.50%, 10/01/25		7,601	7,372,970
MDC Holdings, Inc., 6.00%, 01/15/43		5,809	4,952,173
Meritage Homes Corp., 5.13%, 06/06/27		4,687	4,323,757
PulteGroup, Inc.:
6.38%, 05/15/33		14,380	13,806,382
6.00%, 02/15/35		8,347	7,867,047
Tempur Sealy International, Inc., 5.50%, 06/15/26		2,595	2,487,956
TRI Pointe Group, Inc.:
4.88%, 07/01/21		889	889,000
5.88%, 06/15/24		2,686	2,665,855
5.25%, 06/01/27		4,747	4,236,698
William Lyon Homes, Inc.:
6.00%, 09/01/23		2,784	2,686,560
5.88%, 01/31/25		2,619	2,432,396

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Household Durables (continued)
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22	USD	5,993	$6,172,790
6.88%, 08/15/23		9,378	9,307,665

			120,214,894
Independent Power and Renewable Electricity Producers — 1.3%
AES Corp.:
5.50%, 04/15/25		10,567	10,831,175
6.00%, 05/15/26		8,753	9,223,474
5.13%, 09/01/27		18,056	18,236,560
Calpine Corp.(c):
5.38%, 01/15/23		14,918	14,097,510
5.88%, 01/15/24		6,699	6,749,243
5.75%, 01/15/25		5,520	4,885,200
5.25%, 06/01/26		51,133	47,361,941
Clearway Energy Operating LLC(c):
5.38%, 08/15/24		4,129	4,149,645
5.75%, 10/15/25		22,141	22,335,841
NRG Energy, Inc.:
6.25%, 05/01/24		144	149,760
6.63%, 01/15/27		37,436	39,307,800
5.75%, 01/15/28		1,960	1,979,600
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)		6,560	6,625,600
Talen Energy Supply LLC, 6.50%, 06/01/25		10,316	7,891,740
Vistra Energy Corp., 7.63%, 11/01/24		6,262	6,739,477

			200,564,566
Insurance — 0.9%
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(c)		53,642	55,519,470
AmWINS Group, Inc., 7.75%, 07/01/26(c)		9,526	9,907,040
Ardonagh Midco 3 plc(c):
8.38%, 07/15/23	GBP	3,491	4,414,574
8.63%, 07/15/23	USD	10,689	10,555,388
Assicurazioni Generali SpA(a):
(LIBOR GBP 3 Month + 2.20%), 6.42%(j)	GBP	1,350	1,810,178
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	1,600	2,182,455
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		1,267	1,560,196
AssuredPartners, Inc., 7.00%, 08/15/25(c)	USD	929	919,710
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(j)	EUR	1,700	2,074,671
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
6.00%, 01/23/27		1,200	1,671,293
(EURIBOR 3 Month + 5.77%), 6.37%(a)(j)		1,600	2,102,379
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(a)(j)		2,000	2,481,651
HUB International Ltd., 7.00%, 05/01/26(c)	USD	28,164	28,200,895
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(a)	EUR	1,700	1,968,736
NFP Corp., 6.88%, 07/15/25(c)	USD	4,651	4,651,000
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(j)	EUR	1,670	2,043,033
USIS Merger Sub, Inc., 6.88%, 05/01/25(c)	USD	3,813	3,803,467

			135,866,136
Internet & Direct Marketing Retail — 0.2%
Netflix, Inc.:
4.38%, 11/15/26		5,187	4,851,401
5.88%, 11/15/28		22,882	22,796,193
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	3,699	4,218,226

			31,865,820

Security		Par (000)	Value
Internet Software & Services — 0.5%
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)	USD	9,088	$8,838,989
United Group BV:
4.38%, 07/01/22	EUR	3,542	4,225,897
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(a)		5,606	6,541,390
4.88%, 07/01/24		3,118	3,720,432
Zayo Group LLC:
6.00%, 04/01/23	USD	11,912	12,269,360
6.38%, 05/15/25		5,288	5,487,728
5.75%, 01/15/27		40,739	40,739,000

			81,822,796
IT Services — 1.6%
Alliance Data Systems Corp.(c):
5.88%, 11/01/21		10,475	10,684,500
5.38%, 08/01/22		25,401	25,591,507
Banff Merger Sub, Inc.(c):
8.38%, 09/01/26	EUR	5,250	6,140,863
9.75%, 09/01/26	USD	70,966	71,995,007
First Data Corp.(c):
7.00%, 12/01/23		15,337	15,969,651
5.75%, 01/15/24		102,614	104,281,478
Gartner, Inc., 5.13%, 04/01/25(c)		9,905	9,973,444
InterXion Holding NV:
4.75%, 06/15/25	EUR	3,095	3,767,013
WEX, Inc., 4.75%, 02/01/23(c)	USD	9,382	9,370,273

			257,773,736
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25		16,343	16,016,140
6.20%, 10/01/40		3,598	3,022,320
5.45%, 11/01/41		2,111	1,709,910

			20,748,370
Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(c)		6,085	6,176,275

Machinery — 1.5%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(c)		57,065	59,989,581
Colfax Corp., 3.25%, 05/15/25	EUR	3,543	4,164,773
EnPro Industries, Inc., 5.88%, 09/15/22	USD	10,069	10,257,794
Grinding Media, Inc., 7.38%, 12/15/23(c)		8,586	8,935,794
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		8,401	8,443,005
Navistar International Corp., 6.63%, 11/01/25(c)		11,398	11,853,920
Novelis Corp.(c):
6.25%, 08/15/24		35,607	36,452,666
5.88%, 09/30/26		30,828	30,118,956
Platin 1426 GmbH:
5.38%, 06/15/23	EUR	4,084	4,679,517
RBS Global, Inc., 4.88%, 12/15/25(c)	USD	15,032	14,317,980
SPX FLOW, Inc.(c):
5.63%, 08/15/24		998	1,002,990
5.88%, 08/15/26		2,150	2,160,750
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		9,680	9,837,300
Terex Corp., 5.63%, 02/01/25(c)		8,560	8,506,500
Titan Acquisition Ltd., 7.75%, 04/15/26(c)		24,919	21,617,232
Wabash National Corp., 5.50%, 10/01/25(c)		12,659	12,089,345

			244,428,103

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media — 6.7%
Acosta, Inc., 7.75%, 10/01/22(c)	USD	7,551	$2,567,340
Altice Financing SA(c):
6.63%, 02/15/23		19,471	19,617,032
7.50%, 05/15/26		30,635	29,869,125
Altice Finco SA(c):
7.63%, 02/15/25		1,030	927,000
4.75%, 01/15/28	EUR	1,500	1,469,541
Altice Luxembourg SA, 7.75%, 05/15/22(c)	USD	66,267	64,361,824
Altice US Finance I Corp.(c):
5.38%, 07/15/23		35,242	35,638,472
5.50%, 05/15/26		38,580	38,531,775
AMC Networks, Inc.:
5.00%, 04/01/24		1,314	1,294,290
4.75%, 08/01/25		5,455	5,216,344
Century Communications Corp., Escrow, 0.00%, 03/15/13(b)		625	—
Cequel Communications Holdings I LLC(c):
5.13%, 12/15/21		45,609	45,754,992
7.75%, 07/15/25		41,889	44,507,063
7.50%, 04/01/28		23,592	24,742,110
Clear Channel International BV, 8.75%, 12/15/20(c)		41,922	43,271,888
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 03/15/20		43,716	43,825,290
Series A, 6.50%, 11/15/22		125,736	127,970,607
CSC Holdings LLC:
10.13%, 01/15/23		49,636	54,301,784
5.25%, 06/01/24		28,066	27,434,515
6.63%, 10/15/25		12,108	12,758,805
10.88%, 10/15/25		76,683	89,143,988
DISH DBS Corp.:
6.75%, 06/01/21		9,788	9,995,995
5.88%, 07/15/22		43,639	42,594,282
5.00%, 03/15/23		33,804	30,677,130
5.88%, 11/15/24		9,566	8,573,528
7.75%, 07/01/26		8,742	8,246,328
DISH Network Corp., 3.38%, 08/15/26(m)		12,707	12,119,505
Live Nation Entertainment, Inc., 4.88%, 11/01/24(c)		897	879,060
MDC Partners, Inc., 6.50%, 05/01/24(c)		21,137	18,706,245
Meredith Corp., 6.88%, 02/01/26(c)		8,414	8,624,350
Midcontinent Communications, 6.88%, 08/15/23(c)		15,288	15,999,656
Outfront Media Capital LLC, 5.63%, 02/15/24		2,468	2,495,148
Quebecor Media, Inc., 5.75%, 01/15/23		1,550	1,594,563
Radiate Holdco LLC(c):
6.88%, 02/15/23		3,247	3,125,238
6.63%, 02/15/25		12,210	11,416,350
Sirius XM Radio, Inc., 5.00%, 08/01/27(c)		11,068	10,649,740
TEGNA, Inc., 5.50%, 09/15/24(c)		2,505	2,533,181
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(c)		22,400	21,056,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	4,097	5,142,687
Tribune Media Co., 5.88%, 07/15/22	USD	14,015	14,260,263
Unitymedia GmbH, 3.75%, 01/15/27	EUR	3,415	4,186,509
Unitymedia Hessen GmbH & Co. KG:
4.00%, 01/15/25		2,600	3,175,221
3.50%, 01/15/27		1,071	1,311,876
6.25%, 01/15/29		3,008	3,946,193
Univision Communications, Inc.(c):
5.13%, 05/15/23	USD	14,433	13,783,515
5.13%, 02/15/25		7,496	7,008,760

Security		Par (000)	Value
Media (continued)
UPC Holding BV, 5.50%, 01/15/28(c)	USD	3,860	$3,663,410
UPCB Finance IV Ltd.(c):
5.38%, 01/15/25		6,409	6,400,989
4.00%, 01/15/27	EUR	7,061	8,454,768
UPCB Finance VII Ltd., 3.63%, 06/15/29		1,454	1,679,726
Videotron Ltd., 5.13%, 04/15/27(c)	USD	13,188	12,924,240
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	5,264	6,878,236
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		1,325	1,769,904
Vue International Bidco plc, 7.88%, 07/15/20		1,837	2,400,332
WMG Acquisition Corp.(c):
4.13%, 11/01/24	EUR	4,120	4,950,375
5.50%, 04/15/26	USD	5,833	5,789,253
Ziggo Bond Co. BV, 7.13%, 05/15/24	EUR	1,000	1,240,779
Ziggo Bond Finance BV, 5.88%, 01/15/25(c)	USD	19,417	18,227,709
Ziggo BV(c):
4.25%, 01/15/27	EUR	3,311	3,835,902
5.50%, 01/15/27	USD	14,418	13,527,689

			1,067,048,420
Metals & Mining — 2.4%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(c)		4,793	4,924,807
Big River Steel LLC, 7.25%, 09/01/25(c)		11,110	11,734,937
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(c)		10,829	10,666,565
Constellium NV(c):
5.75%, 05/15/24		27,899	27,724,631
6.63%, 03/01/25		11,252	11,392,650
4.25%, 02/15/26	EUR	1,689	1,990,233
5.88%, 02/15/26	USD	16,091	15,749,066
First Quantum Minerals Ltd., 6.50%, 03/01/24(c)		8,984	8,287,740
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		18,404	18,242,965
3.55%, 03/01/22		38,608	37,353,240
3.88%, 03/15/23		33,651	32,530,422
4.55%, 11/14/24		9,037	8,765,890
5.40%, 11/14/34		6,917	6,501,980
5.45%, 03/15/43		89,038	81,024,580
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		12,029	13,081,537
Kaiser Aluminum Corp., 5.88%, 05/15/24		5,126	5,239,797
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	3,563	3,123,300
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22		817	986,474
Steel Dynamics, Inc.:
5.25%, 04/15/23	USD	1,301	1,320,255
5.50%, 10/01/24		3,898	3,979,858
4.13%, 09/15/25		10,081	9,602,152
5.00%, 12/15/26		9,835	9,785,825
SunCoke Energy Partners LP, 7.50%, 06/15/25(c)		16,526	17,021,780
Teck Resources Ltd.:
4.50%, 01/15/21		502	507,020
5.20%, 03/01/42		13,948	12,867,030
5.40%, 02/01/43		11,889	11,205,383
United States Steel Corp.:
6.88%, 08/15/25		14,619	14,929,654
6.25%, 03/15/26		9,875	9,788,594

			390,328,365
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21		6,183	6,229,373

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Multiline Retail — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	1,770	$2,336,995
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(c)	USD	13,907	9,135,161

			11,472,156
Multi-Utilities — 0.0%
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(a)	EUR	2,663	3,158,076

Oil, Gas & Consumable Fuels — 9.7%
Antero Midstream Partners LP, 5.38%, 09/15/24	USD	4,510	4,538,187
Antero Resources Corp.:
5.13%, 12/01/22		2,986	3,032,283
5.63%, 06/01/23		2,966	3,036,442
5.00%, 03/01/25		21,674	21,836,555
Ascent Resources Utica Holdings LLC(c):
10.00%, 04/01/22		11,326	12,741,750
7.00%, 11/01/26		10,134	10,095,997
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		13,502	13,974,570
Bruin E&P Partners LLC, 8.88%, 08/01/23(c)		16,615	17,113,450
California Resources Corp., 8.00%, 12/15/22(c)		17,430	16,645,650
Callon Petroleum Co.:
6.13%, 10/01/24		7,833	7,970,077
6.38%, 07/01/26		7,535	7,666,863
Calumet Specialty Products Partners LP:
6.50%, 04/15/21		1,530	1,522,350
7.63%, 01/15/22		4,958	4,970,395
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		7,682	7,845,242
8.25%, 07/15/25		16,219	17,435,425
Chaparral Energy, Inc., 8.75%, 07/15/23(c)		13,727	13,692,682
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		32,099	35,148,405
5.88%, 03/31/25		20,550	21,603,187
5.13%, 06/30/27		17,336	17,401,010
Chesapeake Energy Corp.:
6.63%, 08/15/20		8,848	9,246,160
4.88%, 04/15/22		5,294	5,141,797
5.75%, 03/15/23		2,015	1,962,106
7.00%, 10/01/24		48,418	48,418,000
8.00%, 01/15/25		16,794	17,318,813
7.50%, 10/01/26		10,126	10,126,000
8.00%, 06/15/27		34,672	35,365,440
CNX Resources Corp., 5.88%, 04/15/22		90,012	90,039,004
Comstock Escrow Corp., 9.75%, 08/15/26(c)		10,474	10,450,957
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		24,243	27,455,197
Covey Park Energy LLC, 7.50%, 05/15/25(c)		13,997	14,189,459
Crestwood Midstream Partners LP, 6.25%, 04/01/23		14,380	14,883,300
CrownRock LP, 5.63%, 10/15/25(c)		37,439	36,503,025
DCP Midstream Operating LP(c):
5.38%, 07/15/25		10,239	10,430,981
6.45%, 11/03/36		14,305	14,984,488
6.75%, 09/15/37		15,910	17,023,700
DEA Finance SA, 7.50%, 10/15/22	EUR	3,219	3,995,750
Denbury Resources, Inc.(c):
9.25%, 03/31/22	USD	21,299	23,002,920
7.50%, 02/15/24		10,302	10,611,060
Diamondback Energy, Inc.(c):
4.75%, 11/01/24		15,050	15,068,813
4.75%, 11/01/24		5,389	5,395,736
5.38%, 05/31/25		5,214	5,318,280
Eclipse Resources Corp., 8.88%, 07/15/23		4,630	4,711,025

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(j)(m)	EUR	900	$1,072,375
Endeavor Energy Resources LP(c):
5.50%, 01/30/26	USD	16,593	16,593,000
5.75%, 01/30/28		12,113	12,113,000
EnLink Midstream Partners LP:
4.40%, 04/01/24		11,417	11,084,879
4.15%, 06/01/25		1,198	1,135,959
4.85%, 07/15/26		1,908	1,849,834
5.05%, 04/01/45		3,802	3,154,804
5.45%, 06/01/47		11,004	9,608,384
EP Energy LLC(c):
9.38%, 05/01/20		452	448,610
9.38%, 05/01/24		27,997	23,097,525
7.75%, 05/15/26		18,462	18,900,473
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		15,013	14,825,338
5.63%, 02/01/26		26,546	23,493,210
Genesis Energy LP:
6.50%, 10/01/25		4,730	4,576,275
6.25%, 05/15/26		8,756	8,340,090
Great Western Petroleum LLC, 9.00%, 09/30/21(c)		23,942	23,582,870
Gulfport Energy Corp.:
6.63%, 05/01/23		4,022	4,092,385
6.00%, 10/15/24		13,720	13,377,000
Halcon Resources Corp., 6.75%, 02/15/25		21,521	20,660,160
Hess Infrastructure Partners LP, 5.63%, 02/15/26(c)		16,319	16,482,190
Jagged Peak Energy LLC, 5.88%, 05/01/26(c)		1,523	1,515,385
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(c)		7,505	7,486,238
Matador Resources Co., 5.88%, 09/15/26(c)		20,303	20,556,788
MEG Energy Corp.(c):
6.38%, 01/30/23		5,950	5,414,500
7.00%, 03/31/24		4,178	3,812,425
6.50%, 01/15/25		20,175	19,973,250
Newfield Exploration Co., 5.38%, 01/01/26		16,557	17,157,191
NGL Energy Partners LP, 6.88%, 10/15/21		25,970	26,455,639
NGPL PipeCo LLC(c):
4.88%, 08/15/27		10,470	10,417,650
7.77%, 12/15/37		19,723	24,160,675
Northern Oil and Gas, Inc., 9.50% ( 9.50% Cash or 1.00% PIK), 05/15/23(c)(h)		14,465	15,260,575
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(a)	EUR	2,617	3,121,418
Parsley Energy LLC(c):
6.25%, 06/01/24	USD	661	689,092
5.38%, 01/15/25		21,468	21,521,670
5.25%, 08/15/25		6,070	6,039,650
5.63%, 10/15/27		10,091	10,116,228
PBF Holding Co. LLC, 7.25%, 06/15/25		13,483	14,157,150
PDC Energy, Inc.:
1.13%, 09/15/21(m)		488	472,291
6.13%, 09/15/24		1,802	1,772,718
5.75%, 05/15/26		4,350	4,132,500
QEP Resources, Inc.:
6.88%, 03/01/21		1,248	1,310,400
5.38%, 10/01/22		17,633	17,699,124
5.63%, 03/01/26		28,048	26,820,900
Range Resources Corp.:
5.88%, 07/01/22		10,453	10,635,927
5.00%, 08/15/22		630	622,913

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.00%, 03/15/23	USD	5,246	$5,141,080
4.88%, 05/15/25		12,281	11,620,896
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(j)	EUR	2,665	3,260,289
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		3,378	4,206,154
Resolute Energy Corp., 8.50%, 05/01/20	USD	22,737	22,765,421
Rockies Express Pipeline LLC, 6.88%, 04/15/40(c)		17,556	20,013,840
Sanchez Energy Corp.:
7.75%, 06/15/21		32,587	22,810,900
6.13%, 01/15/23		9,114	5,194,980
7.25%, 02/15/23		5,917	5,828,245
Seven Generations Energy Ltd.(c):
6.75%, 05/01/23		668	688,040
6.88%, 06/30/23		965	998,775
5.38%, 09/30/25		18,249	17,747,153
SM Energy Co.:
6.13%, 11/15/22		5,874	6,050,220
5.00%, 01/15/24		3,816	3,715,830
5.63%, 06/01/25(i)		9,325	9,290,031
6.75%, 09/15/26		962	999,277
6.63%, 01/15/27		11,690	12,084,538
Southwestern Energy Co.:
6.20%, 01/23/25		8,798	8,732,015
7.50%, 04/01/26		11,131	11,659,723
7.75%, 10/01/27		17,306	18,257,830
Sunoco LP(c):
4.88%, 01/15/23		15,700	15,543,000
5.50%, 02/15/26		4,909	4,742,094
Tallgrass Energy Partners LP(c):
4.75%, 10/01/23		1,304	1,303,609
5.50%, 09/15/24		13,978	14,240,087
5.50%, 01/15/28		50,444	50,885,385
Targa Resources Partners LP:
5.13%, 02/01/25		5,371	5,411,282
5.88%, 04/15/26		16,562	17,079,563
5.00%, 01/15/28		14,667	14,263,658
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		9,836	9,614,690
6.62%, 06/15/25(n)		2,870	3,042,200
5.00%, 01/31/28		9,831	9,142,830
Tullow Oil plc(c):
7.00%, 03/01/25		1,800	1,759,500
7.00%, 03/01/25		2,000	1,955,000
Whiting Petroleum Corp., 6.63%, 01/15/26		13,056	13,578,240
WildHorse Resource Development Corp., 6.88%, 02/01/25		8,671	8,952,808
WPX Energy, Inc.:
6.00%, 01/15/22		2,372	2,457,985
8.25%, 08/01/23		2,994	3,398,190
5.25%, 09/15/24		630	633,150
5.75%, 06/01/26		8,598	8,705,475

			1,547,497,172
Paper & Forest Products — 0.2%
Mercer International, Inc.:
7.75%, 12/01/22		282	294,707
6.50%, 02/01/24		7,141	7,302,387
5.50%, 01/15/26		4,404	4,315,920
Norbord, Inc., 6.25%, 04/15/23(c)		10,791	11,249,617
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	1,895	2,271,916

Security		Par (000)	Value
Paper & Forest Products (continued)
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26	EUR	3,804	$4,554,654

			29,989,201
Personal Products — 0.0%
Prestige Brands, Inc., 6.38%, 03/01/24(c)	USD	206	208,318

Pharmaceuticals — 2.1%(c)
Bausch Health Cos, Inc.:
7.50%, 07/15/21		8,328	8,484,150
5.63%, 12/01/21		17,402	17,336,742
6.50%, 03/15/22		12,928	13,445,120
5.50%, 03/01/23		22,167	21,335,737
4.50%, 05/15/23	EUR	16,213	18,579,014
5.88%, 05/15/23	USD	41,511	40,473,225
7.00%, 03/15/24		33,157	35,030,371
6.13%, 04/15/25		56,842	53,999,900
5.50%, 11/01/25		27,747	27,747,000
9.00%, 12/15/25		3,954	4,255,493
Bausch Health Cos., Inc.:
9.25%, 04/01/26		11,111	11,985,991
8.50%, 01/31/27		30,027	31,528,350
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26		14,068	13,540,450
Endo Dac, 6.00%, 07/15/23		14,622	12,977,025
Endo Finance LLC:
5.75%, 01/15/22		4,585	4,281,244
7.25%, 01/15/22		8,509	8,296,275
inVentiv Group Holdings, Inc., 7.50%, 10/01/24		9,465	10,009,237

			333,305,324
Professional Services — 0.5%(c)
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		7,016	6,893,220
Jaguar Holding Co. II, 6.38%, 08/01/23		71,703	72,240,772

			79,133,992
Real Estate Management & Development — 0.3%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	341	405,020
2.13%, 02/06/24		2,800	3,170,898
3.00%, 04/27/26		100	113,402
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(a)		925	1,073,413
Aroundtown SA, 1.50%, 01/18/21(m)		900	1,493,749
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.18%(a)(j)	USD	3,250	3,067,187
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(a)(j)	EUR	1,700	2,003,392
Five Point Operating Co. LP, 7.88%, 11/15/25(c)	USD	8,571	8,626,112
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)		9,998	9,748,050
Howard Hughes Corp. (The), 5.38%, 03/15/25(c)		10,767	10,659,330
Realogy Group LLC(c):
5.25%, 12/01/21		4,235	4,256,175
4.88%, 06/01/23		182	170,397
Residomo SRO, 3.38%, 10/15/24	EUR	3,330	3,889,834
Summit Germany Ltd., 2.00%, 01/31/25		1,140	1,262,607
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	3,900	4,886,726

			54,826,292
Road & Rail — 0.8%
Ashtead Capital, Inc.(c):
5.63%, 10/01/24	USD	5,904	6,118,020
5.25%, 08/01/26		11,678	11,797,699
4.38%, 08/15/27		1,175	1,116,250

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Road & Rail (continued)
Avis Budget Car Rental LLC, 5.13%, 06/01/22(c)	USD	1,053	$1,080,773
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	5,738	6,662,105
Avolon Holdings Funding Ltd., 5.13%, 10/01/23(c)	USD	19,384	19,592,960
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	1,605	1,827,185
EC Finance plc:
2.38%, 11/15/22		3,035	3,523,808
Europcar Groupe SA, 5.75%, 06/15/22		910	1,086,509
Herc Rentals, Inc.(c):
7.50%, 06/01/22	USD	2,679	2,833,042
7.75%, 06/01/24		6,025	6,483,262
Hertz Corp. (The), 7.63%, 06/01/22(c)		18,287	18,058,412
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	4,520	5,357,701
Loxam SAS:
3.50%, 04/15/22		328	392,705
3.50%, 05/03/23		2,294	2,753,740
4.25%, 04/15/24		3,096	3,798,856
6.00%, 04/15/25		405	502,671
Park Aerospace Holdings Ltd.(c):
3.63%, 03/15/21	USD	13,255	12,922,034
5.25%, 08/15/22		17,010	17,158,838
5.50%, 02/15/24		539	552,475

			123,619,045
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc.:
7.50%, 08/15/22		4,083	4,593,538
7.00%, 07/01/24		2,670	2,816,850
Entegris, Inc., 4.63%, 02/10/26(c)		10,792	10,264,811
Micron Technology, Inc., 5.50%, 02/01/25		544	562,561
Qorvo, Inc., 5.50%, 07/15/26(c)		21,095	21,464,163
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(c)		10,960	11,535,400

			51,237,323
Software — 3.1%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		27,781	28,232,441
Ascend Learning LLC, 6.88%, 08/01/25(c)		10,633	10,739,330
CDK Global, Inc., 4.88%, 06/01/27		23,478	22,891,050
Change Healthcare Holdings LLC, 5.75%, 03/01/25(c)		12,194	12,102,423
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(c)		37,962	42,042,915
Infor Software Parent LLC, 7.12% ( 7.12% Cash or 7.88% PIK), 05/01/21(c)(h)		13,082	13,196,337
Infor US, Inc., 6.50%, 05/15/22		94,832	96,116,974
Informatica LLC, 7.13%, 07/15/23(c)		42,118	43,111,142
Nuance Communications, Inc.:
6.00%, 07/01/24		6,837	7,042,110
5.63%, 12/15/26		6,519	6,551,204
PTC, Inc., 6.00%, 05/15/24		8,033	8,384,444
RP Crown Parent LLC, 7.38%, 10/15/24(c)		24,127	25,031,763
Solera LLC, 10.50%, 03/01/24(c)		89,108	97,350,490
Sophia LP, 9.00%, 09/30/23(c)		8,854	9,230,295
Symantec Corp., 5.00%, 04/15/25(c)		10,430	10,319,940
TIBCO Software, Inc., 11.38%, 12/01/21(c)		50,523	53,933,302
Veritas US, Inc., 7.50%, 02/01/23(c)		8,206	7,972,129

			494,248,289
Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		16,784	16,951,840
Group 1 Automotive, Inc.:
5.00%, 06/01/22		4,355	4,333,225
5.25%, 12/15/23		1,758	1,731,630

Security		Par (000)	Value
Specialty Retail (continued)
L Brands, Inc.:
6.88%, 11/01/35	USD	20,050	$16,942,250
6.75%, 07/01/36		4,349	3,587,925
Penske Automotive Group, Inc.:
5.75%, 10/01/22		9,200	9,372,500
5.50%, 05/15/26		860	836,092
SRS Distribution, Inc., 8.25%, 07/01/26(c)		7,425	7,276,500
Staples, Inc., 8.50%, 09/15/25(c)		12,275	11,569,187
Tendam Brands SAU, 5.00%, 09/15/24	EUR	1,938	2,131,984

			74,733,133
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, 7.13%, 06/15/24(c)	USD	29,583	31,733,684
Western Digital Corp., 4.75%, 02/15/26		54,047	52,267,503

			84,001,187
Textiles, Apparel & Luxury Goods — 0.1%
European TopSoho SARL, 4.00%, 09/21/21(m)	EUR	1,800	2,225,733
PVH Corp.:
7.75%, 11/15/23	USD	450	513,000
3.13%, 12/15/27	EUR	4,567	5,267,518
SMCP Group SAS, 5.88%, 05/01/23		814	995,349

			9,001,600
Thrifts & Mortgage Finance — 0.3%
Bracken MidCo1 plc, 0.00% ( 0.00% Cash or 10.38% PIK), 10/15/23(h)	GBP	1,621	2,098,593
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	700	859,184
Jerrold Finco plc:
6.25%, 09/15/21	GBP	3,692	4,932,456
6.13%, 01/15/24		2,082	2,726,911
Ladder Capital Finance Holdings LLLP(c):
5.25%, 03/15/22	USD	1,435	1,438,588
5.25%, 10/01/25		10,005	9,404,700
Nationstar Mortgage Holdings, Inc.(c):
8.13%, 07/15/23		14,168	14,838,146
9.13%, 07/15/26		9,281	9,721,848

			46,020,426
Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(c)		4,840	4,458,850
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(c)		6,159	5,358,330
Fortress Transportation & Infrastructure Investors LLC(c):
6.75%, 03/15/22		3,529	3,617,225
6.50%, 10/01/25		3,890	3,862,575
HD Supply, Inc., 5.75%, 04/15/24(c)(n)		96,737	101,694,771
Rexel SA, 3.50%, 06/15/23	EUR	4,673	5,623,024
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	410	413,075
5.50%, 07/15/25		6,203	6,327,060
4.63%, 10/15/25		11,960	11,601,200
5.88%, 09/15/26		2,096	2,151,020
5.50%, 05/15/27		1,282	1,267,578
4.88%, 01/15/28		2,000	1,875,000

			148,249,708
Wireless Telecommunication Services — 2.6%
Digicel Group Ltd., 8.25%, 09/30/20(c)		11,744	8,896,080
Digicel Ltd., 6.00%, 04/15/21(c)		50,795	46,985,375
Hughes Satellite Systems Corp., 5.25%, 08/01/26		16,857	16,435,575
Inmarsat Finance plc, 4.88%, 05/15/22(c)		5,139	5,113,305
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	4,125	4,878,652

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Wireless Telecommunication Services (continued)
(EURIBOR 3 Month + 3.25%), 3.25%, 02/01/23(a)	EUR	145	$168,647
SoftBank Group Corp.:
4.00%, 04/20/23		4,775	5,831,748
4.75%, 07/30/25		2,255	2,735,985
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)(j)	USD	10,710	9,746,100
Sprint Communications, Inc.(c):
9.00%, 11/15/18		187	188,159
7.00%, 03/01/20		48,139	49,944,213
Sprint Corp.:
7.88%, 09/15/23		31,374	33,844,703
7.13%, 06/15/24		67,884	70,429,650
7.63%, 02/15/25		6,988	7,410,774
7.63%, 03/01/26		54,711	57,925,271
Telefonica Europe BV(a)(j):
(EUR Swap Annual 5 Year + 3.81%), 4.20%	EUR	8,300	9,940,271
(EUR Swap Annual 6 Year + 3.80%), 5.00%		2,200	2,685,566
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,700	2,371,771
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	1,900	2,551,515
(EUR Swap Annual 5 Year + 3.86%), 3.75%		1,700	2,018,689
(EUR Swap Annual 10 Year + 4.30%), 5.88%		3,700	4,738,919
(EUR Swap Annual 5 Year + 2.33%), 2.63%		2,200	2,433,890
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	686	682,999
6.38%, 03/01/25		11,512	11,993,202
5.13%, 04/15/25		630	634,725
6.50%, 01/15/26		13,313	13,948,030
4.50%, 02/01/26		17,274	16,485,787
4.75%, 02/01/28		21,574	20,306,527
Vodafone Group plc, 0.00%, 11/26/20(m)(o)	GBP	1,200	1,502,299
Wind Tre SpA:
2.75%, 01/20/24	EUR	600	650,005
3.13%, 01/20/25		2,900	3,073,270

			416,551,702

Total Corporate Bonds — 76.6% (Cost: $12,168,696,878)			12,232,026,915

Floating Rate Loan Interests — 11.9%(l)

Aerospace & Defense — 0.1%
HENSOLDT Holding GmbH, Term Loan B3, (EURIBOR 3 Month + 3.50%), 3.50%, 02/28/24	EUR	4,500	5,201,893
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.19%, 11/28/21	USD	10,723	10,535,605
Sequa Mezzanine Holdings LLC, Term Loan, (LIBOR USD 3 Month + 9.00%), 11.20%, 04/28/22(b)		3,845	3,777,713
WP CPP Holdings, Term Loan B, (LIBOR USD 6 Month + 3.75%), 6.06%-6.28%, 03/16/25		2,617	2,633,356

			22,148,567
Auto Components — 0.0%(b)
Mavis Tire Express Services Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.42%, 03/15/25		3,555	3,542,129
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 0.00%-5.42%, 03/15/25		31	31,260

			3,573,389

Security		Par (000)	Value
Building Products — 0.0%
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 04/11/24	EUR	2,220	$2,579,670
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 6 Month + 4.00%), 4.00%, 04/11/24		1,000	1,162,014

			3,741,684
Chemicals — 0.9%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23		3,980	4,617,693
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.39%, 01/31/24	USD	7,297	7,335,527
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 7.64%, 08/12/22		29,197	29,251,888
Greenrock Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 06/28/24		3,202	3,207,152
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.20%, 03/28/25		5,433	5,463,168
Invictus Co., Term Loan B26, (LIBOR USD 1 Month + 6.75%), 9.01%, 03/30/26(b)		2,977	2,954,673
Starfruit Finco BV, Term Loan(p):
09/19/25	EUR	3,500	4,095,697
09/19/25	USD	77,324	77,619,378

			134,545,176
Commercial Services & Supplies — 1.5%
Access CIG LLC, 2nd Lien Term Loan:
(LIBOR USD 1 Month + 7.75%), 9.99% , 02/27/26		1,254	1,255,738
Access CIG LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.99% , 02/27/25		3,646	3,661,952
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.59%-6.64%, 06/21/24		67,309	67,709,662
Diamond BV, Term Loan, 09/06/24(p)	EUR	2,228	2,545,303
Financial & Risk US Holdings, Inc., Term Loan:
09/18/25(p)	USD	156,939	157,184,786
Verisure Holding AB, Term Loan B1, 10/21/22(p)	EUR	4,000	4,634,261
West Corp., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 10/10/24	USD	3,605	3,570,934

			240,562,636
Construction & Engineering — 0.3%
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.09%, 04/01/25		27,534	27,775,274
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.44%, 05/23/25		18,697	18,552,846

			46,328,120
Construction Materials — 0.0%
Financiere Dry Mix Solutions SAS, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 03/15/24	EUR	2,000	2,327,905

Containers & Packaging — 0.0%
Verallia Packaging SAS, Term Loan B4, (EURIBOR 1 Month + 2.75%), 2.75%, 10/31/22		4,000	4,632,171

Diversified Consumer Services — 0.1%
Bach Finance Ltd., Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/30/24		2,000	2,326,860
Laureate Education, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 04/26/24	USD	6,099	6,122,081

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Consumer Services (continued)
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.99%, 05/06/24	USD	6,982	$6,897,278

			15,346,219
Diversified Financial Services — 0.1%
Boyd Corp., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.99%, 08/13/26		2,574	2,574,000
Evergood 4 APS, Term Loan B4, (EURIBOR 3 Month + 3.00%), 3.00%, 02/06/25	EUR	4,000	4,645,965
LTI Holdings, Inc., Term Loan, 09/06/25(p)	USD	6,681	6,706,054

			13,926,019
Diversified Telecommunication Services — 0.6%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.16%, 08/14/26		32,742	32,455,507
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 01/31/25		42,560	42,251,193
Eircom Finco SARL, Term Loan, (EURIBOR 1 Month + 3.25%), 3.25%, 04/19/24	EUR	5,000	5,829,226
TDC A/S, Term Loan, (EURIBOR 3 Month + 3.50%), 3.50%, 06/04/25		5,500	6,424,792
TDC A/S, Term Loan B, 06/04/25(p)	USD	9,185	9,274,554

			96,235,272
Energy Equipment & Services — 0.8%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.24%, 05/12/25		72,866	73,852,444
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.90%, 11/08/22(b)		34,064	34,745,280
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.68%, 07/13/20		14,399	14,228,504

			122,826,228
Food Products — 0.1%
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 03/31/25(b)		5,290	5,289,743
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 10/10/23		3,789	3,694,576
Froneri International plc, Term Loan BE, (EURIBOR 1 Month + 2.63%), 2.63%, 01/31/25	EUR	3,000	3,487,504
JBS USA Lux SA, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.84%-4.89%, 10/30/22	USD	4,661	4,670,107

			17,141,930
Gas Utilities — 0.1%
Midcoast Operating LP, Term Loan, (LIBOR USD 6 Month + 5.50%), 7.84%, 06/30/25		13,158	13,174,448

Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%-5.65%, 06/08/20		37,572	37,548,740
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.39%, 06/15/21		41,294	41,939,722

			79,488,462
Health Care Providers & Services — 0.9%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 06/30/25		6,982	7,048,385
Auris LuxCo, Term Loan, 07/24/25(p)		7,617	7,707,490
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.99%, 05/31/25		4,790	4,832,411

Security		Par (000)	Value
Health Care Providers & Services (continued)
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.75%), 0.00%-5.99%, 05/31/25	USD	300	$302,509
Envision Healthcare Corp., Term Loan, 09/26/25(p)		63,567	63,169,706
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 3 Month + 7.00%), 9.34%, 07/02/26		2,851	2,921,930
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.00%, 07/02/25(b)		20,500	20,730,974
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 10/31/24	EUR	4,220	4,925,501
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 06/30/25	USD	7,439	7,463,036
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.99%, 04/29/22		11,023	11,174,592
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 02/06/24		11,649	11,299,293

			141,575,827
Hotels, Restaurants & Leisure — 0.7%
Dorna Sports SL, 1st Lien Term Loan, (EURIBOR 3 Month + 2.75%), 2.75%, 05/03/24	EUR	3,348	3,855,327
GVC Holdings plc, Term Loan, (EURIBOR 3 Month + 2.75%), 2.75%, 03/29/24		3,000	3,479,597
Las Vegas Sands LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 3.99%, 03/27/25	USD	29,157	29,123,949
Penn National Gaming, Inc., 1st Lien Term Loan, 08/14/25(p)		3,394	3,410,970
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.89%, 07/10/25		73,396	74,041,935
Tackle Group SARL, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/08/22	EUR	3,000	3,484,613

			117,396,391
Household Products — 0.0%
Energizer Holdings, Inc., 1st Lien Term Loan B, 06/20/25(p)	USD	3,101	3,110,706

Industrial Conglomerates — 0.4%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 08/18/24		15,214	15,263,798
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.24%, 03/29/25		2,847	2,864,999
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.46%-5.64%, 02/21/25		6,320	6,272,838
PSAV Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.59%, 09/01/25		5,135	5,051,556
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.12%, 03/14/25		21,717	21,831,888
Vertiv Group Corp., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.31%, 11/30/23(b)		17,565	17,623,091

			68,908,170
Insurance — 0.3%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.15%, 05/09/25		2,586	2,593,380
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.74%, 08/04/25		22,991	23,608,998
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 03/01/21		5,895	5,896,040

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.99%-8.06%, 02/28/22	USD	4,639	$4,647,721
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.39%, 05/16/24		4,881	4,882,367

			41,628,506
Internet Software & Services — 0.1%
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.24%, 06/15/23(b)		2,515	2,533,863
Zephyr Bidco Ltd., Term Loan B, (LIBOR GBP 1 Month + 4.75%), 5.47%, 07/23/25	GBP	3,000	3,911,842

			6,445,705
IT Services — 0.8%
Applied Systems, Inc., Term Loan, (LIBOR USD 3 Month + 7.00%), 9.39%, 09/19/25	USD	1,598	1,622,977
BMC Software Finance, Inc., Term Loan B, 09/01/25(p)		23,320	23,538,508
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.99%, 04/28/25		2,137	2,149,031
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 11/29/24		3,709	3,700,228
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.49%, 12/01/25		7,711	7,697,506
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.59%, 08/01/25		3,852	3,734,514
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 05/01/24		6,813	6,836,114
Verscend Holding Corp., Term Loan B, (LIBOR USD 6 Month + 4.50%), 6.74%, 08/27/25		66,478	67,004,309
ZPG plc, Term Loan B, (EURIBOR 6 Month + 0.00%), 3.75%, 06/08/25	EUR	2,000	2,323,563

			118,606,750
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 08/30/24	USD	4,169	4,174,556

Machinery — 0.3%
Altra Industrial Motion Corp., Term Loan, 09/26/25(p)		9,054	9,068,124
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.99%, 08/03/26		4,374	4,445,078
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 03/28/25		32,295	31,351,444

			44,864,646
Marine — 0.0%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 4.00%), 4.00%, 02/24/25	EUR	3,500	4,078,914

Media — 1.3%
Charter Communications Operating LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.75%, 03/31/23	USD	70,859	70,770,676
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.98% , 11/27/23		4,956	4,973,197

Security		Par (000)	Value
Media (continued)
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24	USD	85,376	$88,855,237
(LIBOR USD 1 Month + 4.50%), 6.73% , 01/02/24		15,381	16,140,348
Springer Science+Business Media GmbH, Term Loan B12, (EURIBOR 3 Month + 3.25%), 3.75%, 08/15/22	EUR	3,950	4,596,998
Tele Columbus AG, Term Loan, (EURIBOR 6 Month + 3.00%), 3.00%, 10/15/24		2,497	2,670,482
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.39%, 09/09/21(b)	USD	14,219	14,289,648

			202,296,586
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.37%, 10/25/20		18,332	17,007,217

Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.32%, 11/28/24(b)		4,348	4,381,034

Oil, Gas & Consumable Fuels — 0.6%
Brazos Delaware II LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.17%, 05/21/25		2,097	2,083,640
Bronco Midstream Funding LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.69%, 08/14/23		1,680	1,685,336
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.96%, 12/31/22		38,312	38,870,589
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.25%, 11/28/22		15,376	15,683,839
Gavilan Resources LLC, 2nd Lien Term Loan, 03/01/24(p)		11,526	10,853,688
Lucid Energy Group II Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.17%, 02/17/25		4,518	4,450,521
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 10/30/24		6,044	5,997,119
Vine Oil & Gas LP, Term Loan B, (LIBOR USD 1 Month + 6.88%), 9.12%, 11/25/21(b)		15,030	15,067,575

			94,692,307
Pharmaceuticals — 0.3%
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.75%, 03/21/25		15,546	15,676,909
Bausch Health Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.10%, 06/02/25		7,610	7,645,787
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.50%, 04/29/24		25,224	25,376,287
Financiere Mendel SAS, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 06/30/21	EUR	4,310	5,020,403

			53,719,386
Software — 0.5%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.24%, 07/12/24	USD	3,743	3,744,350
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.59%, 11/01/24		35,598	36,322,775
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 09/30/24		7,114	7,168,777

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.35%, 07/31/25	USD	4,532	$4,532,000
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 05/24/25		5,535	5,521,290
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.49%, 04/16/25		6,357	6,361,197
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.49%, 04/16/25		17,643	17,653,931
SS&C Technologies, Inc., 1st Lien Term Loan B5, 04/16/25(p)		4,374	4,375,356

			85,679,676
Specialty Retail — 0.1%
CD&R Firefly Bidco Ltd., Term Loan, (LIBOR GBP 3 Month + 4.50%), 5.25%, 06/23/25	GBP	4,000	5,207,083
EG Group Ltd., Term Loan, (EURIBOR 1 Month + 4.00%), 4.00%, 02/07/25	EUR	1,346	1,562,269
EG Group Ltd., Term Loan B1, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25		2,641	3,068,606

			9,837,958
Transportation Infrastructure — 0.0%
Swissport Financing SARL, Term Loan, (EURIBOR 3 Month + 4.38%), 4.38%, 02/09/22		2,682	3,119,085

Wireless Telecommunication Services — 0.4%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.57%, 05/27/24	USD	11,531	10,911,323
Ligado Networks LLC, Term Loan, 12/07/20(p)		173,447	43,433,979

			54,345,302
Total Floating Rate Loan Interests — 11.9% (Cost: $2,000,784,934)			1,891,866,948

		Shares
Investment Companies — 1.4%
Financial Select Sector SPDR Fund		1,727,236	47,637,169
SPDR Bloomberg Barclays High Yield Bond ETF(q)		4,315,000	155,555,750
SPDR S&P Oil & Gas Exploration & Production ETF(q)		657,260	28,452,785

Total Investment Companies — 1.4% (Cost: $228,367,826)			231,645,704

		Par (000)
Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%(c)(d)
Core Industrial Trust, Series 2015-CALW, Class G, 3.98%, 02/10/34	USD	6,000	5,679,383
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.49%, 12/15/34		5,000	4,949,991
Series 2015-NRF, Class FFX, 3.49%, 12/15/34		3,221	3,173,940

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28	USD	1,000	$981,149

			14,784,463

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost: $14,679,681)			14,784,463

		Beneficial Interest (000)
Other Interests — 0.0%

Auto Components — 0.0%
Lear Corp., Escrow(b)(e)(r)		15,450	2

			2
Capital Markets — 0.0%(e)
Lehman Brothers Holdings Capital Trust VII Escrow Bonds(k)		9,030	252,840
Lehman Brothers Holdings Capital Trust VII Escrow Bonds(k)		5,675	158,900
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		5,500	154,000
Lehman Brothers Holdings Capital Trust VII Escrow Bonds(k)		2,520	70,560
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		1,000	28,500
Lehman Brothers Holdings, Inc.(b)		3,799	—

			664,800
Electric Utilities — 0.0%(b)(e)
Mirant America Corp., Escrow		5,150	1
Mirant Americas Generation LLC, Escrow(o)		1,215	—

			1
Media — 0.0%
Adelphia Communications Corp., Escrow(b)(e)		325	—

Total Other Interests — 0.0%			664,803

		Par (000)
Preferred Securities — 1.7%

Capital Trusts — 1.2%
Banks — 1.1%(j)(l)
Bank of America Corp:
Series X, 6.25%(e)		22,294	23,492,302
Series Z, 6.50%		13,146	14,191,107
Series AA, 6.10%		33,336	34,919,460
CIT Group, Inc., Series A, 5.80%		14,981	14,756,285
JPMorgan Chase & Co.(e):
Series V, 5.00%		17,450	17,580,875
Series Q, 5.15%		7,285	7,275,894
Series R, 6.00%		9,644	10,017,705
Series X, 6.10%		27,447	28,407,645
Wells Fargo & Co.:
Series S, 5.90%		6,905	7,008,575
Series U, 5.87%		15,824	16,645,107

			174,294,955
Capital Markets — 0.1%(j)(l)
Goldman Sachs Group, Inc. (The), Series P, 5.00%		11,519	10,870,523
Morgan Stanley, Series H, 5.45%		6,391	6,464,497

			17,335,020

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(c)(e)(j)	USD	2,827	$2,866,562

Total Capital Trusts — 1.2% (Cost: $191,861,183)			194,496,537

		Shares
Preferred Stocks — 0.1%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 04/08/15-12/07/15, cost $3,497,649)(e)(f)		3,533,876	1,789,908

Machinery — 0.1%
Rexnord Corp., Series A, 5.75%(m)		119,088	7,740,720

Total Preferred Stocks — 0.1% (Cost: $10,504,528)			9,530,628

Trust Preferreds — 0.4%(l)

Banks — 0.4%
GMAC Capital Trust I, Series 2, 8.10%, 02/15/40		2,348,443	61,764,051
Total Trust Preferreds — 0.4% (Cost: $53,643,830)			61,764,051

Total Preferred Securities — 1.7% (Cost: $256,009,541)			265,791,216

Warrants — 0.0%(e)

Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 06/22/19)(e)		11,931	—

Oil, Gas & Consumable Fuels — 0.0%
Peninsula Energy Ltd. (Expires 12/31/18)(u)	3,502,308		2,531

Total Warrants — 0.0%			2,531

Total Long-Term Investments — 97.0% (Cost: $15,506,815,538)			15,486,522,799

Short-Term Securities — 5.4%(s)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%(u)	698,160,915		698,160,915
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.89%	9,374,837		9,374,837
SL Liquidity Series, LLC, Money Market Series, 2.27%(t)(u)	147,372,085		147,386,823

Total Short-Term Securities — 5.4% (Cost: $854,922,327)			854,922,575

Total Options Purchased — 0.0% (Cost: $323,357)			128,000

Total Investments — 102.4% (Cost: $16,362,061,222)			16,341,573,374
Liabilities in Excess of Other Assets — (2.4)%			(378,761,631)

Net Assets — 100.0%			$15,962,811,743

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Non-income producing security.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,027,487, representing 0.10% of its net assets as of period end, and an original cost of $12,136,628.

(g)	All or a portion of the Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(j)	Perpetual security with no stated maturity date.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Convertible security.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(o)	Zero-coupon bond.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Security, or a portion of the security, is on loan.
(r)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(s)	Annualized 7-day yield as of period end.
(t)	Security was purchased with the cash collateral from loaned securities.

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

(u)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended and /or related Parties of the Fund, were as follows:

Affiliate Persons and / or Related Parties	Shares Held at 09/30/17	Shares Purchased		Shares Sold		Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	398,726,592	299,434,323	(b)	—		698,160,915	$698,160,915	$6,077,347		$1,230	$—
SL Liquidity Series, LLC, Money Market Series	327,194,137	—		(179,822,052	)(c)	147,372,085	147,386,823	1,488,241	(d)	(3,319)	248
iShares iBoxx $ High Yield Corp Bond ETF	3,574,052	10,545,000		(14,119,052)		—	—	4,860,756		(7,944,083)	(1,008,452)
Peninsula Energy Ltd.	13,944,024	—		(13,944,024)		—	—	—		(12,147,537)	11,652,014
Peninsula Energy Ltd., Warrants (Expires 12/31/17)	1,961,180	—		(1,961,180)		—	—	—		(8)	8
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	3,502,309	—		(1)		3,502,308	2,531	—		—	(79,885)

							$845,550,269	$12,426,344		$(20,093,717)	$10,563,933

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Citigroup Global Markets, Inc.	0.25%	07/16/18	Open	$2,572,780	$2,565,991	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.75%	09/13/18	Open	4,594,120	4,594,694	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.50)%	09/19/18	Open	1,349,003	1,348,384	Corporate Bonds	Open/Demand

				$8,515,903	$8,509,069

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	41	12/21/18	$1,612	$31,889
STOXX 600 Banks Index	65	12/21/18	589	1,180

				33,069

Short Contracts
Euro-Bobl	32	12/06/18	4,856	32,849
Euro-Bund	31	12/06/18	5,715	69,346
U.S. Treasury 10 Year Note	87	12/19/18	10,334	118,817
Russell 2000 E-Mini Index	942	12/21/18	80,108	424,217
Long Gilt	30	12/27/18	4,729	44,358
U.S. Treasury 5 Year Note	30	12/31/18	3,374	23,052

				712,639

				$745,708

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	10,492,000	USD	7,567,661	BNP Paribas SA	10/04/18	$16,496
EUR	691,650,000	USD	800,930,700	UBS AG	10/04/18	2,235,009
USD	788,524,492	EUR	676,137,000	Barclays Bank plc	10/04/18	3,372,966
USD	7,298,270	EUR	6,223,000	Goldman Sachs International	10/04/18	71,927
USD	4,576,739	EUR	3,910,000	HSBC Bank plc	10/04/18	36,325
USD	8,479,761	EUR	7,203,000	State Street Bank and Trust Co.	11/05/18	93,786
USD	111,741,797	GBP	85,538,000	Citibank NA	11/05/18	78,698

						5,905,207

EUR	7,203,000	USD	8,456,720	State Street Bank and Trust Co.	10/01/18	(93,677)
GBP	85,538,000	USD	111,584,321	Citibank NA	10/04/18	(84,319)
USD	7,583,890	AUD	10,492,000	Goldman Sachs International	10/04/18	(266)
USD	3,588,884	CAD	4,668,000	Citibank NA	10/04/18	(25,291)
USD	111,457,210	GBP	85,705,000	JP Morgan Chase Bank NA	10/04/18	(260,479)
USD	1,375,866	GBP	1,065,000	State Street Bank and Trust Co.	10/04/18	(12,377)
USD	7,569,005	AUD	10,492,000	BNP Paribas SA	11/05/18	(16,980)
USD	802,933,718	EUR	691,650,000	UBS AG	11/05/18	(2,308,490)

						(2,801,879)

	Net Unrealized Appreciation					$3,103,328

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EURO STOXX Bank Index	908	10/19/18	EUR	110.00	EUR	25,465	$56,665
EURO STOXX Bank Index	1,024	11/16/18	EUR	112.50	EUR	28,718	71,335

							128,000

Put
Marsico Parent Superholdco, LLC	100,462	12/14/19	USD	942.86	USD	49,799	—

							$128,000

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	B-	USD	10,200	$832,011	$(271,518)	$1,103,529
CDX.NA.HY.31-V1	5.00%	Quarterly	12/20/23	B	USD	624,026	46,591,515	44,048,318	2,543,197

							$47,423,526	$43,776,800	$3,646,726

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BB	EUR	1,306	$(200,119)	$(48,478)	$(151,641)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	822	150,563	151,600	(1,037)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	1,320	(51,855)	(23,347)	(28,508)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB	EUR	466	(80,477)	(68,716)	(11,761)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	200	(34,571)	(24,717)	(9,854)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	800	(138,363)	(100,008)	(38,355)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	420	(72,592)	(50,929)	(21,663)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	320	(55,314)	(30,781)	(24,533)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	BB	EUR	330	(57,043)	(31,743)	(25,300)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	408	(70,493)	(54,788)	(15,705)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	1,044	(180,537)	(145,366)	(35,171)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB	EUR	1,510	(260,945)	(183,073)	(77,872)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	340	(58,771)	(33,023)	(25,748)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	330	(57,043)	(31,435)	(25,608)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	408	(70,560)	(54,841)	(15,719)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	163	(28,225)	(20,534)	(7,691)
Casino Guichard Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB	EUR	245	(42,336)	(30,800)	(11,536)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/23	B+	USD	20,000	(1,253,735)	(2,138,782)	885,047
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	1,500	287,358	247,842	39,516
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	1,500	27,570	19,485	8,085
Intesa Sanpaolo SpA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	2,760	(60,765)	(126,421)	65,656
Intrum AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	992	46,166	47,437	(1,271)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	800	37,219	76,246	(39,027)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	295	13,718	33,302	(19,584)
Intrum AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	1,300	60,481	131,350	(70,869)
Intrum AB	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	1,500	69,785	71,695	(1,910)
Intrum AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	995	46,297	112,440	(66,143)
Intrum AB	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	BB+	EUR	1,400	65,133	154,162	(89,029)
Intrum Justitia AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	448	20,827	21,290	(463)
TDC A/S	1.00%	Quarterly	Barclays Bank plc	06/20/23	B+	EUR	400	(13,278)	(36,633)	23,355
TDC A/S	1.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	810	(26,888)	(72,499)	45,611
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	B+	EUR	473	52,224	60,976	(8,752)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	2,550	281,325	318,551	(37,226)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	877	96,712	110,233	(13,521)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	3,420	(658,905)	(563,834)	(95,071)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	5,176	(427,650)	(414,866)	(12,784)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JP Morgan Chase Bank NA	12/20/23	B-	EUR	604	(765)	(4,426)	3,661
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	B+	USD	3,720	(484,078)	(663,798)	179,720

								$(3,129,930)	$(3,397,229)	$267,299

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date (a)	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount) / Reference	Frequency	Rate / Reference	Frequency
1 month LIBOR minus 1.50%	At Termination	iShares iBoxx High Yield Corporate Bond ETF	At Termination	Goldman Sachs International	10/10/18	USD	3,065	$1,672,202	$—	$1,672,202
1 month LIBOR minus 1.50%	At Termination	iShares iBoxx High Yield Corporate Bond ETF	At Termination	Morgan Stanley & Co. International plc	10/10/18	USD	1,000	555,157	—	555,157
1 month LIBOR plus 1.25%	At Termination	iShares iBoxx High Yield Corporate Bond ETF	At Termination	Goldman Sachs International	10/17/18	USD	1,040	153,917	—	153,917
3 Month LIBOR plus 2.74%	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	Goldman Sachs International	12/20/18	USD	42,000	373,370	(188,189)	561,559
3 Month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	Goldman Sachs International	12/20/18	USD	146,300	978,133	(670,075)	1,648,208
3 Month LIBOR plus 2.75%	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	JP Morgan Chase Bank NA	12/20/18	USD	46,000	349,735	(206,112)	555,847

								$4,082,514	$(1,064,376)	$5,146,890

(a)	Certain swaps have no stated termination and can be terminated by either party at any time.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference rate
1 month LIBOR	London Interbank Offered Rate	2.26%
3 Month LIBOR	London Interbank Offered Rate	2.40%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$44,048,318	$(271,518)	$3,646,726	$—
OTC Swaps	1,556,609	(6,018,214)	6,397,541	(983,352)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$457,286	$—	$288,422	$—	$745,708
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	5,905,207	—	—	5,905,207
Options purchased
Investments at value — unaffiliated(b)	—	—	128,000	—	—	—	128,000
Swaps — centrally cleared
Net unrealized appreciation(a)	—	3,646,726	—	—	—	—	3,646,726
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,807,260	2,381,276	—	2,765,614	—	7,954,150

	$—	$6,453,986	$2,966,562	$5,905,207	$3,054,036	$—	$18,379,791

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,801,879	—	—	2,801,879
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	5,937,190	—	—	1,064,376	—	7,001,566

	$—	$5,937,190	$—	$2,801,879	$1,064,376	$—	$9,803,445

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

(a)

Includes cumulative appreciation on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(6,245,099)	$—	$6,926,243	$—	$681,144
Forward foreign currency exchange contracts	—	—	—	38,800,588	—	—	38,800,588
Options purchased(a)	—	(7,008,559)	(11,656,628)	—	(67,813)	—	(18,733,000)
Options written	—	7,113,155	4,745,172	—	—	—	11,858,327
Swaps	—	26,845,281	5,368,700	—	8,009,925	—	40,223,906

	$—	$26,949,877	$(7,787,855)	$38,800,588	$14,868,355	$—	$72,830,965

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$457,286	$—	$40,902	$—	$498,188
Forward foreign currency exchange contracts	—	—	—	3,715,133	—	—	3,715,133
Options purchased(b)	—	(295,010)	3,119,861	—	—	—	2,824,851
Options written	—	295,635	(1,782,368)	—	—	—	(1,486,733)
Swaps	—	1,073,156	2,307,978	—	(4,834,108)	—	(1,452,974)

	$—	$1,073,781	$4,102,757	$3,715,133	$(4,793,206)	$—	$4,098,465

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,682,556
Average notional value of contracts — short	189,140,182
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,590,531,945
Average amounts sold — in USD	450,298,367
Options:
Average value of option contracts purchased	98,125
Average value of option contracts written	6,011	(a)
Average notional value of swaption contracts purchased	235,860,000	(a)
Average notional value of swaption contracts written	235,860,000	(a)
Credit default swaps:
Average notional value — buy protection	3,335,998	(a)
Average notional value — sell protection	516,471,824
Total return swaps:
Average notional value	450,142,740

(a)	Derivative not held at period end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$346,037
Forward foreign currency exchange contracts	5,905,207	2,801,879
Options(a)	128,000	—
Swaps — Centrally cleared	532,514	—
Swaps — OTC(b)	7,954,150	7,001,566

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$14,519,871	$10,149,482
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(660,514)	(346,037)

Total derivative assets and liabilities subject to an MNA	$13,859,357	$9,803,445

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Barclays Bank plc	$4,748,446	$(3,512,389)	$—	$—	$1,236,057
BNP Paribas SA	82,152	(82,152)	—	—	—
Citibank NA	360,001	(360,001)	—	—	—
Credit Suisse International	268,468	(129,480)	—	(138,988)	—
Goldman Sachs International	4,582,208	(1,699,452)	—	(900,000)	1,982,756
HSBC Bank plc	36,325	—	—	—	36,325
JP Morgan Chase Bank NA	631,203	(631,203)	—	—	—
Morgan Stanley & Co. International plc	821,759	(155,172)	—	(590,000)	76,587
State Street Bank and Trust Co.	93,786	(93,786)	—	—	—
UBS AG	2,235,009	(2,235,009)	—	—	—

	$13,859,357	$(8,898,644)	$—	$(1,628,988)	$3,331,725

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
Bank of America NA	$80,477	$—	$—	$—	$80,477
Barclays Bank plc	3,512,389	(3,512,389)	—	—	—
BNP Paribas SA	255,758	(82,152)	—	—	173,606
Citibank NA	684,963	(360,001)	—	(270,000)	54,962
Credit Suisse International	129,480	(129,480)	—	—	—
Goldman Sachs International	1,699,452	(1,699,452)	—	—	—
JP Morgan Chase Bank NA	871,210	(631,203)	—	(240,007)	—
Morgan Stanley & Co. International plc	155,172	(155,172)	—	—	—
State Street Bank and Trust Co.	106,054	(93,786)	—	—	12,268
UBS AG	2,308,490	(2,235,009)	—	—	73,481

	$9,803,445	$(8,898,644)	$—	$(510,007)	$394,794

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$435,048,904	$10,202,175	$445,251,079
Common Stocks:
Auto Components	192,995	20,643,193	—	20,836,188
Banks	15,328,025	—	—	15,328,025
Capital Markets	14,194,780	—	—	14,194,780
Chemicals	56,910,219	—	—	56,910,219
Construction & Engineering	101,113,060	—	—	101,113,060
Containers & Packaging	28,371,408	—	—	28,371,408
Diversified Financial Services	970	—	—	970
Diversified Telecommunication Services	18,245,377	—	—	18,245,377
Equity Real Estate Investment Trusts (REITs)	16,510,395	—	—	16,510,395
Health Care Providers & Services	17,122,581	—	—	17,122,581
Internet Software & Services	—	—	3	3
IT Services	23,454,275	—	—	23,454,275
Machinery	2,776,605	—	—	2,776,605
Media	16,083,287	46,656	—	16,129,943
Metals & Mining	31,430,169	—	—	31,430,169
Oil, Gas & Consumable Fuels	—	5,237,579	18,697,778	23,935,357
Semiconductors & Semiconductor Equipment	10,081	—	—	10,081
Wireless Telecommunication Services	18,119,704	—	—	18,119,704
Corporate Bonds:
Aerospace & Defense	—	330,326,466	—	330,326,466
Airlines	—	3,296,324	—	3,296,324
Auto Components	—	68,336,239	—	68,336,239
Automobiles	—	38,697,780	—	38,697,780
Banks	—	295,983,909	—	295,983,909
Building Products	—	56,919,580	—	56,919,580
Capital Markets	—	223,162,721	—	223,162,721
Chemicals	—	518,428,440	2	518,428,442
Commercial Services & Supplies	—	306,762,624	—	306,762,624
Communications Equipment	—	38,269,843	—	38,269,843
Construction & Engineering	—	80,491,855	—	80,491,855
Consumer Finance	—	231,347,163	—	231,347,163
Containers & Packaging	—	224,963,643	—	224,963,643
Distributors	—	40,004,344	—	40,004,344
Diversified Consumer Services	—	36,357,673	—	36,357,673
Diversified Financial Services	—	219,765,441	—	219,765,441
Diversified Telecommunication Services	—	900,826,825	—	900,826,825
Electric Utilities	—	31,055,017	—	31,055,017
Electrical Equipment	—	64,737,874	—	64,737,874
Electronic Equipment, Instruments & Components	—	24,393,368	—	24,393,368
Energy Equipment & Services	—	503,571,499	—	503,571,499
Equity Real Estate Investment Trusts (REITs)	—	222,324,529	—	222,324,529
Food & Staples Retailing	—	21,803,748	—	21,803,748
Food Products	—	123,780,025	—	123,780,025
Gas Utilities	—	16,096,370	—	16,096,370
Health Care Equipment & Supplies	—	258,332,503	—	258,332,503
Health Care Providers & Services	—	758,016,686	—	758,016,686
Health Care Technology	—	15,033,496	—	15,033,496
Hotels, Restaurants & Leisure	—	508,621,130	—	508,621,130
Household Durables	—	120,214,894	—	120,214,894
Independent Power and Renewable Electricity Producers	—	200,564,566	—	200,564,566
Insurance	—	135,866,136	—	135,866,136
Internet & Direct Marketing Retail	—	31,865,820	—	31,865,820
Internet Software & Services	—	81,822,796	—	81,822,796
IT Services	—	257,773,736	—	257,773,736

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Leisure Products	$—	$20,748,370	$—	$20,748,370
Life Sciences Tools & Services	—	6,176,275	—	6,176,275
Machinery	—	244,428,103	—	244,428,103
Media	—	1,067,048,420	—	1,067,048,420
Metals & Mining	—	390,328,365	—	390,328,365
Mortgage Real Estate Investment Trusts (REITs)	—	6,229,373	—	6,229,373
Multiline Retail	—	11,472,156	—	11,472,156
Multi-Utilities	—	3,158,076	—	3,158,076
Oil, Gas & Consumable Fuels	—	1,547,497,172	—	1,547,497,172
Paper & Forest Products	—	29,989,201	—	29,989,201
Personal Products	—	208,318	—	208,318
Pharmaceuticals	—	333,305,324	—	333,305,324
Professional Services	—	79,133,992	—	79,133,992
Real Estate Management & Development	—	54,826,292	—	54,826,292
Road & Rail	—	123,619,045	—	123,619,045
Semiconductors & Semiconductor Equipment	—	51,237,323	—	51,237,323
Software	—	494,248,289	—	494,248,289
Specialty Retail	—	74,733,133	—	74,733,133
Technology Hardware, Storage & Peripherals	—	84,001,187	—	84,001,187
Textiles, Apparel & Luxury Goods	—	9,001,600	—	9,001,600
Thrifts & Mortgage Finance	—	46,020,426	—	46,020,426
Trading Companies & Distributors	—	148,249,708	—	148,249,708
Wireless Telecommunication Services	—	416,551,702	—	416,551,702
Floating Rate Loan Interests:
Aerospace & Defense	—	18,370,854	3,777,713	22,148,567
Auto Components	—	—	3,573,389	3,573,389
Building Products	—	3,741,684	—	3,741,684
Chemicals	—	131,590,503	2,954,673	134,545,176
Commercial Services & Supplies	—	240,562,636	—	240,562,636
Construction & Engineering	—	46,328,120	—	46,328,120
Construction Materials	—	2,327,905	—	2,327,905
Containers & Packaging	—	4,632,171	—	4,632,171
Diversified Consumer Services	—	15,346,219	—	15,346,219
Diversified Financial Services	—	13,926,019	—	13,926,019
Diversified Telecommunication Services	—	96,235,272	—	96,235,272
Energy Equipment & Services	—	88,080,948	34,745,280	122,826,228
Food Products	—	11,852,187	5,289,743	17,141,930
Gas Utilities	—	13,174,448	—	13,174,448
Health Care Equipment & Supplies	—	79,488,462	—	79,488,462
Health Care Providers & Services	—	120,844,853	20,730,974	141,575,827
Hotels, Restaurants & Leisure	—	117,396,391	—	117,396,391
Household Products	—	3,110,706	—	3,110,706
Industrial Conglomerates	—	51,285,079	17,623,091	68,908,170
Insurance	—	41,628,506	—	41,628,506
Internet Software & Services	—	3,911,842	2,533,863	6,445,705
IT Services	—	118,606,750	—	118,606,750
Life Sciences Tools & Services	—	4,174,556	—	4,174,556
Machinery	—	44,864,646	—	44,864,646
Marine	—	4,078,914	—	4,078,914
Media	—	188,006,938	14,289,648	202,296,586
Multiline Retail	—	17,007,217	—	17,007,217
Multi-Utilities	—	—	4,381,034	4,381,034
Oil, Gas & Consumable Fuels	—	79,624,732	15,067,575	94,692,307
Pharmaceuticals	—	53,719,386	—	53,719,386
Software	—	85,679,676	—	85,679,676
Specialty Retail	—	9,837,958	—	9,837,958
Transportation Infrastructure	—	3,119,085	—	3,119,085
Wireless Telecommunication Services	—	54,345,302	—	54,345,302
Investment Companies	231,645,704	—	—	231,645,704
Non-Agency Mortgage-Backed Securities	—	14,784,463	—	14,784,463
Other Interests	—	664,800	3	664,803
Preferred Securities:
Banks	61,764,051	174,294,955	—	236,059,006
Capital Markets	—	17,335,020	—	17,335,020
Machinery	7,740,720	—	—	7,740,720
Media	—	2,866,562	—	2,866,562
Warrants	2,531	—	—	2,531

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (continued) September 30, 2018	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total
Short-Term Securities	$707,535,752	$—	$—	$707,535,752
Options Purchased:
Equity contracts	128,000	—	—	128,000
Unfunded Floating Rate Loan Interests(a)	—	9,658	—	9,658
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	—	(2,027)	(2,027)

Subtotal	$1,368,680,689	$14,669,858,668	$153,864,917	$16,192,404,274

Investments valued at NAV(b)				149,176,731

Total Investments				$16,341,581,005

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$4,897,377	$—	$4,897,377
Equity contracts	457,286	2,381,276	—	2,838,562
Foreign currency exchange contracts	—	5,905,207	—	5,905,207
Interest rate contracts	288,422	2,765,614	—	3,054,036
Liabilities:
Credit contracts	—	(983,352)	—	(983,352)
Foreign currency exchange contracts	—	(2,801,879)	—	(2,801,879)

	$745,708	$12,164,243	$—	$12,909,951

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	As of September 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, and forward foreign currency exchange contracts. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $8,509,069 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2018 there were no transfers between Level 1 and level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Options Purchased	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of September 30, 2017	$11,689,602	$37,589,856	$29,521,802	$42,740,419	$14	$130,816,443	$2,744	$1	$—	$252,360,881
Transfers into Level 3	—	—	—	14,685,740	—	—	—	—	—	14,685,740
Transfers out of Level 3	(9,758,750)	(21,847,116)	—	(29,716,784)	—	—	—	(1)	—	(61,322,651)
Accrued discounts/premiums	485	—	—	242,019	—	—	—	—	—	242,504
Net realized gain (loss)	(2,905,317)	(23,450,350)	727,012	264,684	—	42,745,343	—	—	—	17,381,372
Net change in unrealized appreciation (depreciation)(a)(b)	2,327,082	30,830,355	298,200	2,029,650	(11)	(24,204,454)	(2,744)	—	(2,027)	11,276,051
Purchases	10,208,000	—	—	123,843,918	—	—	—	—	—	134,051,918
Sales	(1,358,927)	(4,424,964)	(30,547,012)	(29,122,663)	—	(149,357,332)	—	—	—	(214,810,898)

Closing Balance, as of September 30, 2018	$10,202,175	$18,697,781	$2	$124,966,983	$3	$—	$—	$—	$(2,027)	$153,864,917

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)	$(5,825)	$7,245,318	$—	$1,935,443	$(11)	$—	$—	$—	$(2,027)	$9,172,898

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 24.1%
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.23%, 10/21/28(a)(b)(c)	USD	5,600	$5,591,600
Ally Auto Receivables Trust, Series 2018-3, Class A2, 2.72%, 05/17/21		19,860	19,852,157
ALM XII Ltd., Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.23%, 04/16/27(a)(c)		7,410	7,394,163
American Express Credit Account Master Trust, Series 2018-8, Class A, 3.18%, 04/15/24		17,107	17,082,340
AmeriCredit Automobile Receivables Trust:
Series 2016-3, Class A3, 1.46%, 05/10/21		13,680	13,622,958
Series 2017-1, Class A3, 1.87%, 08/18/21		4,335	4,310,456
Series 2017-4, Class A3, 2.04%, 07/18/22		16,420	16,197,041
Series 2018-1, Class A3, 3.07%, 12/19/22		12,640	12,621,400
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.60%, 07/24/29(a)(c)		4,000	4,004,636
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.86%, 09/15/26(a)(c)		8,830	8,854,127
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.53%, 04/17/26(a)(c)		16,042	16,043,449
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1RR, (LIBOR USD 3 Month + 0.68%), 2.99%, 02/17/26(a)(c)		7,429	7,400,891
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.44%, 04/25/26(a)(c)		3,459	3,459,265
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.32%, 07/17/26(a)(c)		2,750	2,748,691
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 05/15/48(c)		7,736	7,637,262
BA Credit Card Trust:
Series 2017-A1, Class A1, 1.95%, 08/15/22		19,687	19,414,548
Series 2018-A2, Class A2, 3.00%, 09/15/23		10,290	10,262,887
Ballyrock CLO Ltd., Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.59%), 3.93%, 10/15/28(a)(c)		5,000	4,999,946
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.11%, 07/18/27(a)(c)		9,500	9,465,155
BlueMountain CLO Ltd.(a)(c):
Series 2013-3A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.23%, 10/29/25		5,148	5,140,858
Series 2013-4A, Class AR, (LIBOR USD 3 Month + 1.01%), 3.35%, 04/15/25		3,733	3,733,043
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(c)		16,230	16,188,764
BSPRT Issuer Ltd.(a)(c):
Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.51%, 06/15/27		5,122	5,131,051
Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 3.21%, 03/15/28		17,970	17,996,671
Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 03/15/23		19,295	19,019,035
CarMax Auto Owner Trust:
Series 2014-4, Class C, 2.44%, 11/16/20		3,500	3,496,388
Series 2016-2, Class A3, 1.52%, 02/16/21		7,601	7,554,191
Series 2018-1, Class A3, 2.48%, 11/15/22		15,040	14,866,434
Series 2018-2, Class A3, 2.98%, 01/17/23		21,914	21,837,095
Cedar Funding VI CLO Ltd., Series 2016-6A, Class A1, (LIBOR USD 3 Month + 1.47%), 3.82%, 10/20/28(a)(c)		2,250	2,249,608

Security		Par (000)	Value
Asset-Backed Securities (continued)
Chesapeake Funding II LLC, Series 2018-1A, Class A1, 3.04%, 04/15/30(c)	USD	18,470	$18,423,675
CIFC Funding Ltd.(a)(c):
Series 2014-4A, Class A1R, (LIBOR USD 3 Month + 1.38%), 3.72%, 10/17/26		14,500	14,499,885
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.78%), 3.12%, 04/15/27		27,350	27,214,566
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 08/15/21		14,463	14,351,750
Series 2017-C, Class A3, 2.08%, 02/15/23		13,380	13,148,040
Colony American Homes, Series 2015-1A, Class A, (LIBOR USD 1 Month + 1.20%), 3.33%, 07/17/32(a)(c)		13,472	13,489,125
Credit Acceptance Auto Loan Trust(c):
Series 2016-2A, Class A, 2.42%, 11/15/23		21,563	21,541,518
Series 2017-1A, Class A, 2.56%, 10/15/25		18,130	18,042,550
Series 2018-1A, Class A, 3.01%, 02/16/27		24,947	24,693,826
Series 2018-2A, Class A, 3.47%, 05/17/27		35,490	35,457,463
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22		17,085	16,810,548
Drive Auto Receivables Trust:
Series 2017-2, Class B, 2.25%, 06/15/21		4,628	4,624,619
Series 2018-2, Class A3, 2.88%, 06/15/21		18,970	18,977,193
Series 2018-4, Class A3, 3.04%, 11/15/21		3,920	3,920,048
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.24%, 10/15/27(a)(c)		30,600	30,527,512
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.25%, 04/15/29(a)(c)		14,400	14,345,824
Enterprise Fleet Financing LLC(c):
Series 2016-2, Class A2, 1.74%, 02/22/22		8,900	8,870,290
Series 2016-2, Class A3, 2.04%, 02/22/22		13,010	12,848,197
Series 2017-1, Class A2, 2.13%, 07/20/22		4,381	4,358,963
Series 2017-1, Class A3, 2.60%, 07/20/22		4,260	4,227,715
Series 2018-1, Class A2, 2.87%, 10/20/23		24,420	24,357,148
Ford Credit Auto Owner Trust:
Series 2016-B, Class A3, 1.33%, 10/15/20		15,600	15,521,840
Series 2016-C, Class A4, 1.40%, 02/15/22		15,540	15,140,416
Series 2017-C, Class A3, 2.01%, 03/15/22		9,185	9,055,708
Ford Credit Floorplan Master Owner Trust:
Series 2016-1, Class A1, 1.76%, 02/15/21		12,725	12,684,379
Series 2016-1, Class A2, (LIBOR USD 1 Month + 0.90%), 3.06%, 02/15/21(a)		11,700	11,736,222
Series 2016-3, Class A2, (LIBOR USD 1 Month + 0.62%), 2.78%, 07/15/21(a)		26,285	26,384,891
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 3.71%, 03/15/27(a)(c)		16,650	16,597,486
Honda Auto Receivables Owner Trust:
Series 2016-2, Class A3, 1.39%, 04/15/20		10,039	10,000,192
Series 2016-4, Class A4, 1.36%, 01/18/23		11,370	11,130,329
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.81%, 03/15/21(c)		1,940	1,930,660
John Deere Owner Trust, Series 2017-B, Class A3, 1.82%, 10/15/21		10,295	10,153,938
Lendmark Funding Trust, Series 2018-1A, Class A, 3.81%, 12/21/26(c)		18,440	18,412,897
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(b)		10,491	10,438,377
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.29%, 05/15/28(a)(c)		12,180	12,211,085

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, (LIBOR USD 3 Month + 1.26%), 3.61%, 07/20/26(a)(c)	USD	5,000	$5,001,238
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.31%, 06/15/28(a)(c)		5,690	5,697,199
Mercedes-Benz Master Owner Trust(a)(c):
Series 2016-BA, Class A, (LIBOR USD 1 Month + 0.70%), 2.86%, 05/17/21		25,457	25,543,768
Series 2018-BA, Class A, (LIBOR USD 1 Month + 0.34%), 2.50%, 05/15/23		34,730	34,793,354
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, (LIBOR USD 1 Month + 0.00%), 2.50%, 04/25/57(c)		17,887	17,465,602
Navient Private Education Loan Trust, Series 2014-CTA, Class A, (LIBOR USD 1 Month + 0.70%), 2.86%, 09/16/24(a)(c)		619	619,235
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, (LIBOR USD 3 Month + 0.85%), 3.19%, 01/15/28(a)(c)		3,050	3,036,128
New Residential Mortgage Trust, Series 2018-1A, Class A1A, 4.00%, 12/25/57(c)(d)		11,257	11,306,000
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.32%, 01/15/21		23,580	23,396,283
Nissan Master Owner Trust Receivables:
Series 2016-A, Class A2, 1.54%, 06/15/21		21,120	20,875,908
Series 2017-B, Class A, (LIBOR USD 1 Month + 0.43%), 2.59%, 04/18/22(a)		40,775	40,932,343
Series 2017-C, Class A, (LIBOR USD 1 Month + 0.32%), 2.48%, 10/17/22(a)		12,800	12,821,687
OCP CLO Ltd., Series 2015-8A, Class A1R, (LIBOR USD 3 Month + 0.85%), 3.19%, 04/17/27(a)(c)		2,500	2,491,358
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/24(c)		22,405	22,372,795
Palmer Square CLO Ltd.(a)(c):
Series 2013-2A, Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.56%, 10/17/27		25,485	25,484,549
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.47%, 01/17/31		15,000	14,975,962
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 0.74%), 3.08%, 10/15/25(a)(c)		10,648	10,606,897
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 3.20%, 07/20/27(a)(c)		13,000	12,943,705
PFS Financing Corp.(c):
Series 2016-BA, Class A, 1.87%, 10/15/21		5,130	5,066,009
Series 2018-B, Class A, 2.89%, 02/15/23		9,430	9,323,851
Recette CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.92%), 3.27%, 10/20/27(a)(c)		10,000	9,974,976
Regatta V Funding Ltd., Series 2014-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.50%, 10/25/26(a)(c)		4,600	4,599,885
Santander Drive Auto Receivables Trust:
Series 2017-1, Class A3, 1.77%, 09/15/20		1,564	1,562,394
Series 2018-1, Class A3, 2.32%, 08/16/21		6,500	6,476,283
Series 2018-2, Class A3, 2.75%, 09/15/21		22,670	22,623,726
Series 2018-3, Class A2A, 2.78%, 03/15/21		21,720	21,721,030
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.59%, 07/20/30(a)(c)		5,000	5,005,392
SLM Private Credit Student Loan Trust(a):
Series 2004-A, Class A3, (LIBOR USD 3 Month + 0.40%), 2.73%, 06/15/33		2,093	2,072,316
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.66%, 03/15/24		3,996	3,991,991

Security		Par (000)	Value
Asset-Backed Securities (continued)
SLM Private Education Loan Trust(c):
Series 2011-A, Class A3, (LIBOR USD 1 Month + 2.50%), 4.66%, 01/15/43(a)	USD	6,258	$6,381,522
Series 2011-C, Class A2B, 4.54%, 10/17/44		2,934	2,963,421
Series 2012-A, Class A2, 3.83%, 01/17/45		1,557	1,562,604
Series 2013-B, Class A2A, 1.85%, 06/17/30		1,656	1,646,534
Series 2014-A, Class A2B, (LIBOR USD 1 Month + 1.15%), 3.31%, 01/15/26(a)		926	929,332
SLM Student Loan Trust, Series 2013-4, Class A, (LIBOR USD 1 Month + 0.55%), 2.77%, 06/25/43(a)		6,883	6,911,842
SMB Private Education Loan Trust(c):
Series 2015-A, Class A2A, 2.49%, 06/15/27		10,869	10,748,445
Series 2016-A, Class A2A, 2.70%, 05/15/31		7,154	7,014,083
Series 2016-B, Class A2A, 2.43%, 02/17/32		5,997	5,793,861
Series 2018-A, Class A2A, 3.50%, 02/15/36		21,515	21,370,725
Series 2018-B, Class A2B, (LIBOR USD 1 Month + 0.72%), 2.88%, 01/15/37(a)		12,360	12,372,305
SoFi Professional Loan Program LLC(c):
Series 2015-A, Class A1, (LIBOR USD 1 Month + 1.20%), 3.42%, 03/25/33(a)		4,253	4,291,951
Series 2015-D, Class A2, 2.72%, 10/27/36		8,793	8,635,176
Series 2016-A, Class A2, 2.76%, 12/26/36		4,190	4,121,277
Series 2016-C, Class A2B, 2.36%, 12/27/32		3,820	3,728,442
Series 2016-D, Class A2A, 1.53%, 04/25/33		1,057	1,054,301
Series 2016-D, Class A2B, 2.34%, 04/25/33		3,440	3,335,211
Series 2016-E, Class A2B, 2.49%, 01/25/36		2,290	2,250,269
Series 2017-C, Class A2A, 1.75%, 07/25/40		6,070	6,017,867
Series 2018-A, Class A2B, 2.95%, 02/25/42		7,770	7,559,313
SoFi Professional Loan Program Trust, Series 2018-D, Class A1FX, 3.12%, 02/25/48(c)		8,900	8,898,734
Soundview Home Loan Trust, Series 2003-2, Class A2, (LIBOR USD 1 Month + 1.30%), 3.52%, 11/25/33(a)		437	448,698
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24(c)		4,225	4,224,822
TICP CLO I Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.80%), 3.15%, 07/20/27(a)(c)		8,135	8,098,274
Towd Point Mortgage Trust(c)(d):
Series 2016-3, Class A1, 2.25%, 04/25/56		10,764	10,501,194
Series 2016-4, Class A1, 2.25%, 07/25/56		14,683	14,265,911
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 04/15/20		4,915	4,893,917
Series 2016-B, Class A4, 1.52%, 08/16/21		13,190	13,011,501
Series 2018-A, Class A3, 2.35%, 05/16/22		26,860	26,560,020
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.24%, 04/15/29(a)(c)		5,070	5,047,582
Vibrant CLO III Ltd., Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.83%, 04/20/26(a)(c)		3,900	3,899,362
Voya CLO Ltd., Series 2014-3A, Class A1R, (LIBOR USD 3 Month + 0.72%), 3.06%, 07/25/26(a)(c)		13,095	13,039,574
Wheels SPV 2 LLC(c):
Series 2016-1A, Class A2, 1.59%, 05/20/25		940	937,118
Series 2017-1A, Class A2, 1.88%, 04/20/26		2,644	2,621,567

Total Asset-Backed Securities — 24.1% (Cost: $1,460,566,938)			1,452,223,604

Corporate Bonds — 35.2%

Aerospace & Defense — 0.3%
United Technologies Corp.:
3.35%, 08/16/21		9,620	9,606,525
3.65%, 08/16/23		6,455	6,426,337

			16,032,862

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 07/15/20(c)	USD	5,368	$5,462,149
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 11/01/20		2	1,950
Delta Air Lines Pass-Through Trust, Series 2012-1, Class B, 6.88%, 05/07/19(c)		2,039	2,085,662
Delta Air Lines, Inc.:
2.88%, 03/13/20		6,535	6,482,128
2.60%, 12/04/20		6,980	6,827,786
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 11/20/21		634	648,548
US Airways Pass-Through Trust:
Series 2011-1, Class B, 9.75%, 10/22/18		9,273	9,300,750
Series 2012-1, Class B, 8.00%, 10/01/19		4,338	4,522,675
Virgin Australia Pass-Through Trust(c):
Series 2013-1, Class B, 6.00%, 10/23/20		3,672	3,709,043
Series 2013-1A, Class A, 5.00%, 10/23/23		3,268	3,321,131

			42,361,822
Auto Components — 0.0%
ZF North America Capital, Inc., 4.50%, 04/29/22(c)		2,431	2,461,417

Automobiles — 1.2%(c)
BMW US Capital LLC, 3.10%, 04/12/21		6,535	6,492,221
Daimler Finance North America LLC:
1.50%, 07/05/19		10,665	10,560,371
2.70%, 08/03/20		5,625	5,559,683
Hyundai Capital America:
2.40%, 10/30/18		2,855	2,853,858
2.50%, 03/18/19		565	562,779
1.75%, 09/27/19		4,460	4,381,058
2.55%, 04/03/20		4,680	4,600,557
Nissan Motor Acceptance Corp.:
2.25%, 01/13/20		12,670	12,498,891
2.13%, 03/03/20		9,045	8,888,321
3.65%, 09/21/21		8,225	8,245,793
Volkswagen Group of America Finance LLC, 2.40%, 05/22/20		6,500	6,389,484

			71,033,016
Banks — 9.7%
Australia & New Zealand Banking Group Ltd., 2.25%, 11/09/20		7,750	7,584,430
Bank of America Corp.:
5.49%, 03/15/19		4,700	4,758,006
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		12,225	12,010,451
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		3,500	3,442,002
2.50%, 10/21/22		13,800	13,214,349
3.30%, 01/11/23		6,775	6,680,938
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(a)		5,690	5,532,785
Bank of Montreal:
1.50%, 07/18/19		19,600	19,397,496
1.75%, 09/11/19		6,875	6,802,210
Banque Federative du Credit Mutuel SA, 2.70%, 07/20/22(c)		10,665	10,264,620
Barclays Bank plc, 2.65%, 01/11/21		6,000	5,882,024
Barclays plc, 3.25%, 01/12/21		6,845	6,752,736
BB&T Corp., 3.20%, 09/03/21		6,085	6,048,961
Capital One Bank USA NA, 2.30%, 06/05/19		8,010	7,981,812
Capital One NA:
1.85%, 09/13/19		4,020	3,976,100
2.35%, 01/31/20		7,215	7,134,790

Security		Par (000)	Value
Banks (continued)
Citigroup, Inc.:
2.75%, 04/25/22	USD	2,760	$2,677,130
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(a)		500	490,379
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		11,910	11,513,998
Citizens Bank NA:
2.30%, 12/03/18		6,790	6,786,965
2.50%, 03/14/19		8,265	8,257,178
2.25%, 03/02/20		5,665	5,588,788
2.20%, 05/26/20		7,192	7,052,903
2.55%, 05/13/21		2,880	2,805,725
Commonwealth Bank of Australia, 2.05%, 09/18/20(c)		4,575	4,465,524
Cooperatieve Rabobank UA, 3.88%, 09/26/23(c)		18,200	18,148,021
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20		6,310	6,259,015
Discover Bank, 3.35%, 02/06/23		5,225	5,073,871
DNB Boligkreditt A/S, 2.00%, 05/28/20(c)		35,335	34,686,108
HSBC Holdings plc, (LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)		16,480	16,147,164
Huntington National Bank (The):
2.38%, 03/10/20		8,680	8,589,923
2.88%, 08/20/20		11,820	11,700,739
ING Groep NV:
3.15%, 03/29/22		4,740	4,623,493
4.10%, 10/02/23		8,265	8,271,158
Intesa Sanpaolo SpA, 3.38%, 01/12/23(c)		2,360	2,184,846
JPMorgan Chase & Co.:
2.20%, 10/22/19		25,765	25,589,135
2.75%, 06/23/20		7,000	6,947,465
(LIBOR USD 3 Month + 0.61%), 2.95%, 06/18/22(a)		13,095	13,122,118
2.97%, 01/15/23		2,140	2,084,286
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		12,940	12,568,776
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		5,865	5,803,847
(LIBOR USD 3 Month + 0.89%), 3.24%, 07/23/24(a)		12,630	12,671,889
KeyBank NA, 2.25%, 03/16/20		9,420	9,298,751
Lloyds Banking Group plc, 4.50%, 11/04/24		8,560	8,408,296
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		3,872	3,818,909
3.54%, 07/26/21		2,005	2,006,565
Mitsubishi UFJ Trust & Banking Corp., 2.45%, 10/16/19(c)		9,090	9,041,368
Mizuho Bank Ltd., 2.65%, 09/25/19(c)		7,000	6,981,012
National Australia Bank Ltd., 2.40%, 12/07/21(c)		30,000	29,111,993
Nordea Bank AB, 2.25%, 05/27/21(c)		6,425	6,225,540
Royal Bank of Canada, 2.30%, 03/22/21		8,800	8,606,327
Santander Holdings USA, Inc.:
3.70%, 03/28/22		5,480	5,412,617
3.40%, 01/18/23		860	829,321
Santander UK Group Holdings plc:
3.57%, 01/10/23		1,715	1,666,220
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(a)		3,715	3,571,081
Sumitomo Mitsui Banking Corp., 2.45%, 01/16/20		10,200	10,107,115
Sumitomo Mitsui Financial Group, Inc., 2.85%, 01/11/22		15,220	14,847,115
SunTrust Banks, Inc., 2.70%, 01/27/22		10,105	9,832,928
Svenska Handelsbanken AB, 3.35%, 05/24/21		6,075	6,065,276

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Toronto-Dominion Bank (The)(c):
2.25%, 03/15/21	USD	24,440	$23,866,099
2.50%, 01/18/22		27,000	26,271,211
UBS Group Funding Switzerland AG(c):
2.65%, 02/01/22		3,100	2,996,610
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		5,810	5,579,454
US Bank NA, 2.13%, 10/28/19		7,085	7,029,808
Wells Fargo & Co.:
2.13%, 04/22/19		6,309	6,288,993
3.07%, 01/24/23		1,855	1,810,520

			581,247,283
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23		7,165	7,083,779
Keurig Dr Pepper Inc, 4.06%, 05/25/23(c)		6,460	6,471,277

			13,555,056
Biotechnology — 0.5%
AbbVie, Inc.:
2.50%, 05/14/20		16,460	16,275,530
2.90%, 11/06/22		1,945	1,889,579
3.75%, 11/14/23		6,545	6,519,546
Gilead Sciences, Inc., 2.50%, 09/01/23		2,915	2,782,029

			27,466,684
Capital Markets — 2.3%
Credit Suisse AG, 2.30%, 05/28/19		11,930	11,892,725
Credit Suisse Group AG, 3.57%, 01/09/23(c)		14,810	14,513,771
Goldman Sachs Group, Inc. (The):
2.60%, 04/23/20		11,060	10,948,350
3.00%, 04/26/22		30,035	29,426,310
3.20%, 02/23/23		14,340	14,025,893
Moody’s Corp.:
2.75%, 12/15/21		1,135	1,110,073
2.63%, 01/15/23		5,085	4,875,817
Morgan Stanley:
2.38%, 07/23/19		9,975	9,934,181
2.75%, 05/19/22		19,750	19,152,196
(LIBOR USD 3 Month + 0.93%), 3.28%, 07/22/22(a)		12,585	12,693,179
3.13%, 01/23/23		2,210	2,155,047
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(a)		8,250	8,179,932

			138,907,474
Chemicals — 0.1%
Dow Chemical Co. (The), 4.25%, 11/15/20		3,426	3,488,667

Consumer Finance — 2.2%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		3,540	3,575,698
4.50%, 05/15/21		5,770	5,859,545
3.95%, 02/01/22		7,750	7,728,514
3.50%, 05/26/22		3,605	3,536,983
American Express Co.:
2.20%, 10/30/20		10,315	10,097,357
2.50%, 08/01/22		11,065	10,607,076
Capital One Financial Corp., 2.40%, 10/30/20		4,420	4,327,481
Caterpillar Financial Services Corp., 3.15%, 09/07/21		2,865	2,861,627
Ford Motor Credit Co. LLC:
2.26%, 03/28/19		14,240	14,191,017
1.90%, 08/12/19		3,450	3,412,686
3.34%, 03/18/21		13,285	13,095,898

Security		Par (000)	Value
Consumer Finance (continued)
Ford Motor Credit Co. LLC: (continued)
3.81%, 10/12/21	USD	5,346	$5,307,935
3.34%, 03/28/22		1,772	1,712,394
4.14%, 02/15/23		9,830	9,669,400
General Motors Financial Co., Inc.:
2.40%, 05/09/19		2,525	2,518,384
3.20%, 07/06/21		9,450	9,331,828
3.25%, 01/05/23		6,885	6,639,176
4.15%, 06/19/23		4,600	4,581,603
Harley-Davidson Financial Services, Inc., 2.15%, 02/26/20(c)		4,440	4,363,584
John Deere Capital Corp., 2.35%, 01/08/21		2,380	2,337,991
Synchrony Financial, 2.60%, 01/15/19		6,785	6,779,425

			132,535,602
Containers & Packaging — 0.0%
WestRock Co., 3.75%, 03/15/25(c)		2,210	2,171,842

Diversified Financial Services — 0.4%
AIG Global Funding, 1.95%, 10/18/19(c)		1,255	1,243,053
AXA Equitable Holdings, Inc., 3.90%, 04/20/23(c)		1,275	1,265,684
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		12,625	12,336,088
Synchrony Bank, 3.00%, 06/15/22		7,465	7,155,890

			22,000,715
Diversified Telecommunication Services — 0.5%
AT&T, Inc.:
3.80%, 03/15/22		12,450	12,497,131
3.60%, 02/17/23		21,000	20,864,487

			33,361,618
Electric Utilities — 1.6%
Alliant Energy Finance LLC, 3.75%, 06/15/23(c)		8,085	8,049,471
American Electric Power Co., Inc.:
2.15%, 11/13/20		10,525	10,300,617
Series F, 2.95%, 12/15/22		4,155	4,061,734
Duke Energy Corp., 3.95%, 10/15/23		8,435	8,538,715
Emera US Finance LP, 2.15%, 06/15/19		4,965	4,932,847
Enel Finance International NV, 4.25%, 09/14/23(c)		16,815	16,609,946
Exelon Corp., 2.45%, 04/15/21		4,890	4,752,326
FirstEnergy Corp., Series A, 2.85%, 07/15/22		4,346	4,201,278
Generacion Mediterranea SA, 9.63%, 07/27/23(c)		590	501,500
Genneia SA, 8.75%, 01/20/22(c)		23	21,448
ITC Holdings Corp., 2.70%, 11/15/22		2,180	2,091,096
NextEra Energy Capital Holdings, Inc., Series H, 3.34%, 09/01/20		16,535	16,571,476
Pacific Gas & Electric Co., 4.25%, 08/01/23(c)		14,235	14,308,312
Virginia Electric & Power Co., 5.00%, 06/30/19		3,320	3,368,434

			98,309,200
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20		6,520	6,405,395

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		6,130	5,939,125

Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp., 3.50%, 01/31/23		3,070	3,019,428
Crown Castle International Corp.:
3.40%, 02/15/21		6,923	6,905,243
4.88%, 04/15/22		5,465	5,638,792
3.20%, 09/01/24		3,205	3,045,611
National Retail Properties, Inc., 5.50%, 07/15/21		2,543	2,680,586
Nationwide Health Properties, Inc., 6.59%, 07/07/38		1,400	1,659,797

			22,949,457

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Food & Staples Retailing — 0.4%
Walgreen Co., 3.10%, 09/15/22	USD	5,780	$5,647,669
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		18,639	18,576,511

			24,224,180
Food Products — 0.4%
General Mills, Inc.:
(LIBOR USD 3 Month + 0.54%), 2.88%, 04/16/21(a)		11,675	11,729,352
3.70%, 10/17/23		2,275	2,261,070
Wm Wrigley Jr Co., 3.38%, 10/21/20(c)		8,820	8,829,862

			22,820,284
Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co., 2.40%, 06/05/20		6,145	6,051,719
Stryker Corp., 2.00%, 03/08/19		4,710	4,696,260

			10,747,979
Health Care Providers & Services — 0.9%
Aetna, Inc., 2.20%, 03/15/19		1,465	1,461,632
Anthem, Inc., 3.13%, 05/15/22		2,685	2,642,708
CVS Health Corp.:
2.80%, 07/20/20		15,089	14,948,910
3.70%, 03/09/23		36,635	36,443,267

			55,496,517
Hotels, Restaurants & Leisure — 0.2%
Carnival Corp., 3.95%, 10/15/20		4,525	4,589,769
Marriott International, Inc.:
3.00%, 03/01/19		4,315	4,315,051
2.88%, 03/01/21		2,620	2,580,481

			11,485,301
Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC, 5.20%, 10/01/19		4,600	4,696,438

Insurance — 0.8%
Ambac Assurance Corp., 5.10%, 06/07/20(c)		73	99,789
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.34%, 02/12/23(a)(c)		315	318,159
American International Group, Inc.:
3.38%, 08/15/20		3,952	3,954,430
6.40%, 12/15/20		1,965	2,090,712
4.88%, 06/01/22		500	521,024
Aon plc, 2.80%, 03/15/21		3,789	3,721,389
AXIS Specialty Finance plc, 2.65%, 04/01/19		13,545	13,522,025
Hartford Financial Services Group, Inc. (The), 5.13%, 04/15/22		4,423	4,638,705
Marsh & McLennan Cos., Inc., 2.35%, 03/06/20		7,145	7,050,036
Pricoa Global Funding I, 2.45%, 09/21/22(c)		4,090	3,933,881
Willis North America, Inc., 3.60%, 05/15/24		3,827	3,718,933
Willis Towers Watson plc, 5.75%, 03/15/21		2,206	2,312,485

			45,881,568
Internet Software & Services — 0.3%
Baidu, Inc.:
2.75%, 06/09/19		10,000	9,955,023
2.88%, 07/06/22		8,205	7,875,852

			17,830,875
IT Services — 0.1%
Total System Services, Inc., 3.75%, 06/01/23		4,640	4,599,149

Media — 0.9%
Charter Communications Operating LLC, 4.46%, 07/23/22		7,925	8,057,692
Cox Communications, Inc., 3.15%, 08/15/24(c)		8,155	7,717,418
Discovery Communications LLC, 4.38%, 06/15/21		3,695	3,765,395

Security		Par (000)	Value
Media (continued)
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20	USD	4,490	$4,490,400
3.75%, 10/01/21		1,545	1,548,061
Sky plc, 2.63%, 09/16/19(c)		22,885	22,774,079
Time Warner Cable LLC:
8.75%, 02/14/19		3,000	3,061,982
8.25%, 04/01/19		1,845	1,892,159
Viacom, Inc., 2.75%, 12/15/19		491	488,212
Warner Media LLC, 4.70%, 01/15/21		2,860	2,937,157

			56,732,555
Metals & Mining — 0.1%
Anglo American Capital plc, 4.13%, 04/15/21(c)		2,221	2,232,771
Vale Overseas Ltd., 4.38%, 01/11/22		2,173	2,189,298

			4,422,069
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co., 2.38%, 01/15/21		2,100	2,066,079
CenterPoint Energy, Inc., 2.50%, 09/01/22		5,150	4,922,321
Dominion Energy, Inc., 2.58%, 07/01/20		2,525	2,491,050
DTE Energy Co., Series D, 3.70%, 08/01/23		4,690	4,682,127
Sempra Energy:
1.63%, 10/07/19		7,405	7,297,760
(LIBOR USD 3 Month + 0.50%), 2.84%, 01/15/21(a)		6,185	6,186,568
WEC Energy Group, Inc., 3.38%, 06/15/21		6,505	6,506,462

			34,152,367

Oil, Gas & Consumable Fuels — 3.1%
Andeavor Logistics LP:
6.25%, 10/15/22		2,658	2,731,095
3.50%, 12/01/22		4,885	4,810,111
Apache Corp.:
3.63%, 02/01/21		1,361	1,359,889
3.25%, 04/15/22		4,456	4,386,360
Canadian Natural Resources Ltd., 2.95%, 01/15/23		10,797	10,414,710
Continental Resources, Inc., 4.50%, 04/15/23		23,095	23,501,519
Devon Energy Corp., 3.25%, 05/15/22		13,505	13,267,699
Enbridge Energy Partners LP, 5.20%, 03/15/20		5,330	5,461,569
Enbridge, Inc., 2.90%, 07/15/22		530	514,075
Encana Corp., 3.90%, 11/15/21		8,965	9,003,282
Energy Transfer Partners LP:
4.15%, 10/01/20		21,449	21,725,317
3.60%, 02/01/23		2,900	2,850,015
EOG Resources, Inc., 2.45%, 04/01/20		5,680	5,625,641
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21		3,485	3,495,011
Kinder Morgan, Inc.(c):
5.00%, 02/15/21		7,000	7,222,130
3.15%, 01/15/23		4,000	3,891,285
MPLX LP, 3.38%, 03/15/23		3,720	3,641,815
Pioneer Natural Resources Co., 3.45%, 01/15/21		6,340	6,338,332
Spectra Energy Partners LP, 4.75%, 03/15/24		1,710	1,767,124
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20		3,000	3,078,954
Sunoco LP, 4.88%, 01/15/23(c)		860	851,400
Texas Eastern Transmission LP, 2.80%, 10/15/22(c)		5,740	5,502,312
TransCanada PipeLines Ltd., 3.75%, 10/16/23		6,590	6,587,805
Williams Cos., Inc. (The):
4.00%, 11/15/21		4,650	4,692,707
3.60%, 03/15/22		18,539	18,418,362
3.70%, 01/15/23		7,000	6,927,130
4.55%, 06/24/24		6,305	6,405,789

			184,471,438

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Paper & Forest Products — 0.0%
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(c)	USD	312	$319,410

Pharmaceuticals — 1.6%
Allergan Finance LLC, 3.25%, 10/01/22		6,133	6,021,546
Allergan Funding SCS:
2.45%, 06/15/19		1,650	1,644,547
3.45%, 03/15/22		22,282	22,132,659
Bayer US Finance LLC, 2.38%, 10/08/19(c)		5,435	5,398,944
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		42,468	42,013,938
2.40%, 09/23/21		12,500	12,073,601
2.88%, 09/23/23		10,855	10,337,613

			99,622,848
Real Estate Management & Development — 0.2%
Unique Pub Finance Co. plc (The):
Series A3, 6.54%, 03/30/21	GBP	2,243	3,067,169
Series M, 7.40%, 03/28/24		4,920	7,061,343

			10,128,512
Road & Rail — 1.0%
CSX Corp., 3.70%, 10/30/20	USD	5,920	5,978,625
Park Aerospace Holdings Ltd., 5.25%, 08/15/22(c)		3,610	3,641,587
Penske Truck Leasing Co. LP(c):
3.05%, 01/09/20		20,121	20,027,200
3.30%, 04/01/21		7,930	7,849,364
3.38%, 02/01/22		4,759	4,692,430
4.25%, 01/17/23		3,235	3,258,101
2.70%, 03/14/23		5,501	5,201,238
Ryder System, Inc.:
2.65%, 03/02/20		5,675	5,626,154
2.88%, 09/01/20		2,250	2,233,989
3.75%, 06/09/23		4,735	4,724,182

			63,232,870
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc., 2.85%, 03/12/20		2,115	2,101,714
Broadcom Corp., 2.38%, 01/15/20		12,455	12,308,873
Lam Research Corp.:
2.75%, 03/15/20		7,863	7,817,035
2.80%, 06/15/21		25,240	24,806,882
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	17,997,105
NXP BV(c):
4.13%, 06/15/20		14,930	15,023,313
4.13%, 06/01/21		22,520	22,495,678
3.88%, 09/01/22		2,479	2,454,210
QUALCOMM, Inc.:
3.00%, 05/20/22		3,900	3,837,070
2.60%, 01/30/23		14,455	13,895,552
Xilinx, Inc., 2.13%, 03/15/19		6,220	6,209,088

			128,946,520
Software — 0.1%
CA, Inc., 3.60%, 08/15/22		3,655	3,628,650

Technology Hardware, Storage & Peripherals — 0.5%
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		3,363	3,363,120
3.60%, 10/15/20		8,000	8,032,562
NetApp, Inc., 2.00%, 09/27/19		7,825	7,755,229
Xerox Corp.:
3.50%, 08/20/20		8,620	8,574,790
3.63%, 03/15/23		4,561	4,349,740

			32,075,441

Security		Par (000)	Value
Tobacco — 0.6%
BAT Capital Corp., 2.76%, 08/15/22(c)	USD	20,765	$20,007,917
BAT International Finance plc, 3.25%, 06/07/22(c)		545	534,769
Reynolds American, Inc.:
6.88%, 05/01/20		7,889	8,315,311
3.25%, 06/12/20		6,460	6,446,809

			35,304,806
Trading Companies & Distributors — 0.5%
Air Lease Corp.:
3.38%, 01/15/19		895	895,978
2.63%, 07/01/22		8,375	8,016,304
Aviation Capital Group LLC, 2.88%, 01/20/22(c)		7,310	7,080,937
International Lease Finance Corp.:
5.88%, 04/01/19		11,255	11,410,343
4.63%, 04/15/21		5,702	5,817,515

			33,221,077
Wireless Telecommunication Services — 0.2%(c)
Sprint Communications, Inc., 9.00%, 11/15/18		4,715	4,744,233
Sprint Spectrum Co. LLC:
3.36%, 09/20/21		2,359	2,349,905
4.74%, 03/20/25		8,110	8,106,350

			15,200,488
Total Corporate Bonds — 35.2% (Cost: $2,140,300,633)			2,119,468,577

Foreign Agency Obligations — 0.1%

Colombia — 0.1%
Ecopetrol SA, 7.63%, 07/23/19		7,910	8,186,850

Total Foreign Agency Obligations — 0.1% (Cost: $8,176,309)			8,186,850

Foreign Government Obligations — 1.2%

Brazil — 0.2%
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(c)		11,000	10,747,000

Chile — 0.1%
Empresa Nacional del Petroleo, 5.25%, 08/10/20(c)		6,150	6,324,875

Cyprus — 0.4%
Republic of Cyprus:
4.75%, 06/25/19	EUR	9,815	11,786,009
4.63%, 02/03/20(c)		8,454	10,401,797

			22,187,806

Italy — 0.5%
Republic of Italy, 0.10%, 04/15/19		25,800	29,903,507

Total Foreign Government Obligations — 1.2% (Cost: $69,658,036)			69,163,188

		Shares
Investment Companies — 1.0%
iShares Short Maturity Bond ETF(k)		1,180,000	59,218,300

Total Investment Companies — 1.0% (Cost: $59,218,280)			59,218,300

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds — 0.4%
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23	USD	13,915	$12,933,158
Series 2012E, RB, 3.72%, 12/01/23		8,400	8,287,944

Total Municipal Bonds — 0.4% (Cost: $21,198,093)			21,221,102

Non-Agency Mortgage-Backed Securities — 13.5%

Collateralized Mortgage Obligations — 2.0%
Apollo Trust, Series 2009-1, Class A3, 3.16%, 10/03/40(d)	AUD	666	482,594
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.73%, 11/25/33(d)	USD	488	491,682
Bear Stearns ARM Trust, Series 2004-5, Class 2A, 4.26%, 07/25/34(d)		606	600,626
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 14.91%, 12/25/35(c)(d)(k)		19	16,451
CHL Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 2.76%, 02/25/35(d)		408	388,257
Series 2005-17, Class 1A6, 5.50%, 09/25/35		1,016	1,010,119
Series 2005-HYB8, Class 2A1, 4.15%, 12/20/35(d)		1,188	1,033,325
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 3.80%, 02/25/35(d)		177	177,345
Gosforth Funding plc, Series 2018-1A, Class A1, 2.71%, 08/25/60(c)(d)		14,400	14,387,957
JPMorgan Mortgage Trust(c)(d):
Series 2016-2, Class A1, 2.73%, 06/25/46		16,817	16,664,895
Series 2017-1, Class A4, 3.50%, 01/25/47		16,659	16,554,334
Series 2017-3, Class 1A6, 3.00%, 08/25/47		13,916	13,419,294
MortgageIT Trust, Series 2004-1, Class A1, 3.00%, 11/25/34(d)		1,312	1,287,177
National RMBS Trust, Series 2012-2, Class A1, 2.94%, 06/20/44(d)	AUD	1,185	859,425
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 09/25/56(c)(d)	USD	3,507	3,446,601
Permanent Master Issuer plc, Series 2018-1A, Class 1A1, 2.75%, 07/15/58(c)(d)		16,640	16,647,246
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50%, 11/25/57		12,007	11,892,551
Sequoia Mortgage Trust(c)(d):
Series 2017-CH1, Class A2, 3.50%, 08/25/47		11,230	11,065,744
Series 2017-CH2, Class A10, 4.00%, 12/25/47		5,892	5,925,595
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.49%, 09/25/34(d)		894	835,084
TORRENS Trust, Series 2013-1, Class A, 2.79%, 04/12/44(d)	AUD	6,518	4,709,151
Walsh Acceptance, Series 1997-2, Class A, 4.12%, 03/01/27(b)(c)(d)	USD	6	1,764

			121,897,217

Commercial Mortgage-Backed Securities — 11.4%
Aventura Mall Trust, Series 2013-AVM, Class A, 3.87%, 12/05/32(c)(d)		16,080	16,291,963
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 3.59%, 11/15/33(c)(d)		2,390	2,391,785
Bear Stearns Commercial Mortgage Securities Trust(d):
Series 2004-PWR4, Class F, 6.19%, 06/11/41(c)		2,500	2,539,772
Series 2005-PW10, Class AJ, 5.78%, 12/11/40		20,875	22,074,580
Series 2005-PW10, Class B, 5.79%, 12/11/40		13,697	13,949,307

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A, 3.53%, 10/15/34(c)	USD	12,989	$12,979,053
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 2.95%, 07/15/32(c)(d)		5,940	5,948,384
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Class A4, 3.02%, 09/10/45		15,000	14,808,755
Series 2013-375P, Class A, 3.25%, 05/10/35(c)		9,460	9,360,966
CLNS Trust, Series 2017-IKPR, Class A, 2.93%, 06/11/32(c)(d)		21,360	21,366,711
Commercial Mortgage Trust:
Series 2012-CR1, Class A3, 3.39%, 05/15/45		9,571	9,535,501
Series 2013-CR10, Class ASB, 3.80%, 08/10/46		3,256	3,295,349
Series 2013-CR12, Class A4, 4.05%, 10/10/46		15,633	16,037,913
Series 2013-CR13, Class A4, 4.19%, 11/10/46(d)		4,515	4,663,277
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		6,004	6,028,036
Series 2014-PAT, Class A, 2.93%, 08/13/27(c)(d)		14,450	14,450,003
Series 2014-UBS3, Class ASB, 3.37%, 06/10/47		20,140	20,121,908
Series 2014-UBS5, Class ASB, 3.55%, 09/10/47		7,340	7,354,568
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		1,800	1,792,781
Series 2015-CR22, Class A3, 3.21%, 03/10/48		28,180	27,992,586
Series 2015-CR23, Class A2, 2.85%, 05/10/48		16,620	16,545,631
Series 2015-CR24, Class ASB, 3.45%, 08/10/48		7,580	7,544,796
Series 2015-LC21, Class A2, 2.98%, 07/10/48		32,500	32,403,985
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 02/10/34(c)		22,521	22,284,070
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class ASB, 3.35%, 04/15/50		13,700	13,662,855
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 2.99%, 06/15/35(c)(d)		8,360	8,354,915
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(c)		8,531	8,864,557
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFX, 3.23%, 12/15/34(c)		10,000	9,999,984
Great Wolf Trust, Series 2017-WOLF, Class A, 3.16%, 09/15/34(c)(d)		5,980	5,981,865
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 04/10/34(c)		17,000	17,053,864
GS Mortgage Securities Trust:
Series 2012-GC6, Class A3, 3.48%, 01/10/45		11,008	11,055,176
Series 2013-GC13, Class AAB, 3.72%, 07/10/46(d)		8,014	8,077,169
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		9,620	9,684,810
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 2.98%, 05/08/30(c)(d)		9,230	9,235,708
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB, 3.66%, 09/15/47		6,780	6,837,828
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-CB7, Class F, 5.86%, 01/12/38(c)(d)		4,515	4,566,254
Series 2007-CB18, Class AMFL, 2.30%, 06/12/47(d)		4,757	4,674,938
Series 2012-HSBC, Class A, 3.09%, 07/05/32(c)		9,996	9,905,537

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust: (continued)
Series 2018-WPT, Class AFX, 4.25%, 07/05/33(c)	USD	7,070	$7,243,383
LMREC, Inc., Series 2015-CRE1, Class AR, 3.19%, 02/22/32(c)(d)		5,000	5,002,086
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32(c)		16,255	16,373,525
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.66%, 05/15/46		5,494	5,420,484
Series 2014-C18, Class ASB, 3.62%, 10/15/47		9,900	9,955,035
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,600	5,599,839
Series 2014-C19, Class ASB, 3.33%, 12/15/47		7,950	7,911,952
Series 2015-C23, Class A2, 2.98%, 07/15/50		25,100	25,010,074
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A4, 3.24%, 03/15/45		12,941	12,850,712
Series 2014-CPT, Class A, 3.35%, 07/13/29(c)		9,000	8,994,827
Series 2014-MP, Class A, 3.47%, 08/11/33(c)		4,215	4,239,296
Series 2018-BOP, Class A, 3.01%, 08/15/33(c)(d)		3,810	3,812,380
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.11%, 06/15/35(c)(d)		6,510	6,513,147
RAIT Trust, Series 2017-FL7, Class A, 3.11%, 06/15/37(c)(d)		4,652	4,653,404
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 05/10/45		4,445	4,436,538
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB, 2.79%, 04/10/46		7,241	7,173,774
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 3.00%, 11/15/30(c)		17,196	16,923,311
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.51%, 06/15/29(c)(d)		3,510	3,512,194
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class ASB, 3.48%, 08/15/50		11,680	11,727,423
Series 2015-C28, Class ASB, 3.31%, 05/15/48		4,986	4,952,815
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		8,810	8,844,958
WFRBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		13,691	13,799,059
Series 2012-C6, Class A4, 3.44%, 04/15/45		1,970	1,971,972
Series 2012-C10, Class ASB, 2.45%, 12/15/45		17,329	17,092,758
Series 2014-C21, Class ASB, 3.39%, 08/15/47		14,690	14,687,526
Series 2014-C21, Class ASBF, 2.72%, 08/15/47(c)(d)		3,800	3,806,420
Series 2014-C24, Class ASB, 3.32%, 11/15/47		10,315	10,236,495

			682,462,527

Interest Only Commercial Mortgage-Backed Securities — 0.1%(d)
Commercial Mortgage Trust, Series 2015-CR23, Class XA, 1.11%, 05/10/48		39,996	1,668,791
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 02/10/34(c)		99,250	2,203,621
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, 0.94%, 12/15/49		46,371	1,846,200

			5,718,612
Total Non-Agency Mortgage-Backed Securities — 13.5%
(Cost: $827,952,642)			810,078,356

U.S. Government Sponsored Agency Securities — 10.3%

Collateralized Mortgage Obligations — 3.8%
Federal Home Loan Mortgage Corp.:
Series 4569, Class JA, 3.00%, 03/15/42		17,322	17,097,168
Series 4482, Class DH, 3.00%, 06/15/42		6,240	6,185,161
Series 4459, Class BN, 3.00%, 08/15/43		11,187	10,898,482

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 4390, Class CA, 3.50%, 06/15/50	USD	8,688	$8,676,311
Series 4446, Class MA, 3.50%, 12/15/50		15,253	15,187,224
Series 3710, Class MG, 4.00%, 08/15/25(e)		1,307	1,362,409
Series 4593, Class MP, 4.00%, 04/15/54		24,938	25,456,566
Series 3986, Class M, 4.50%, 09/15/41		3,381	3,488,700
Series 3959, Class MA, 4.50%, 11/15/41		2,960	3,071,590
Series 1165, Class LD, 7.00%, 11/15/21		55	56,053
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2017-HQA3, Class M1, (LIBOR USD 1 Month + 0.55%), 2.77%, 04/25/30		2,407	2,406,744
Series 2017-DNA2, Class M1, (LIBOR USD 1 Month + 1.20%), 3.42%, 10/25/29		22,886	23,140,000
Federal National Mortgage Association:
Series 2013-133, Class NA, 3.00%, 05/25/36		6,637	6,572,257
Series 2015-10, Class KA, 3.00%, 07/25/40		8,561	8,399,279
Series 2011-48, Class MG, 4.00%, 06/25/26(e)		2,149	2,235,939
Series 2011-84, Class MG, 4.00%, 09/25/26(e)		2,924	2,981,505
Series 2014-48, Class AB, 4.00%, 10/25/40		8,856	8,964,469
Federal National Mortgage Association Variable Rate Notes:
Series 1997-20, Class FB, 2.27%, 03/25/27(f)		147	145,457
Series 2017-C04, Class 2M1, (LIBOR USD 1 Month + 0.85%), 3.07%, 11/25/29(a)		12,674	12,717,391
Series 2014-C02, Class 1M1, (LIBOR USD 1 Month + 0.95%), 3.17%, 05/25/24(a)		663	664,048
Series 2017-C02, Class 2M1, (LIBOR USD 1 Month + 1.15%), 3.37%, 09/25/29(a)		9,993	10,053,475
Government National Mortgage Association:
Series 2018-36, Class AM, 3.00%, 07/20/45		29,163	28,617,143
Series 2018-36, Class KC, 3.00%, 02/20/46		26,735	26,137,846
Series 2013-131, Class PA, 3.50%, 06/16/42		6,591	6,620,183

			231,135,400

Commercial Mortgage-Backed Securities — 0.4%
Federal Home Loan Mortgage Corp.:
Series KP03, Class A2, 1.78%, 07/25/19		1,988	1,972,727
Series KJ05, Class A2, 2.16%, 10/25/21		11,543	11,240,567
Series KIR2, Class A1, 2.75%, 03/25/27		8,435	8,248,258

			21,461,552

Interest Only Commercial Mortgage-Backed Securities — 0.1%(f)
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series K718, Class X1, 0.76%, 01/25/22		12,600	222,223
Series K044, Class X1, 0.88%, 01/25/25		54,261	2,087,440
Series KW01, Class X1, 1.12%, 01/25/26		47,257	2,656,713
Federal National Mortgage Association Variable Rate Notes, Series 2013-M5, Class X2, 2.29%, 01/25/22		21,459	737,345
Government National Mortgage Association Variable Rate Notes, Series 2012-120, 0.78%, 02/16/53		26,319	1,270,958

			6,974,679
Mortgage-Backed Securities — 6.0%
Federal Home Loan Mortgage Corp.:
2.50%, 11/01/27		23,235	22,572,526
3.00%, 10/15/33(g)		41,000	40,388,370
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%), 2.95%, 10/01/45(a)		5,962	5,924,886
Federal National Mortgage Association:
2.50%, 12/01/27 - 04/01/32		53,061	51,338,555
2.50%, 10/25/33(g)		51,132	49,331,100
3.00%, 12/01/26 - 09/01/33		92,778	91,732,136

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
3.00%, 10/25/33(g)	USD	28,605	$28,250,146
4.00%, 04/01/26 - 06/01/32		2,839	2,901,276
4.00%, 10/25/33(g)		17,600	17,951,312
4.50%, 10/25/33(g)		10,490	10,614,569
5.00%, 04/01/21		1	744
5.50%, 06/01/20 - 10/01/21		283	288,533
6.50%, 04/01/21		34	34,267
Federal National Mortgage Association Variable Rate Notes(a):
(LIBOR USD 12 Month + 1.59%), 2.87%, 09/01/45		12,672	12,628,149
(LIBOR USD 12 Month + 1.59%), 2.92%, 11/01/45		1,084	1,080,442
(LIBOR USD 12 Month + 1.59%), 3.15%, 06/01/45		13,836	13,764,973
(LIBOR USD 12 Month + 1.73%), 3.31%, 09/01/42		9,410	9,480,051

			358,282,035
Total U.S. Government Sponsored Agency Securities — 10.3% (Cost: $629,301,219)			617,853,666

U.S. Treasury Obligations — 10.3%
U.S. Treasury Notes:
1.38%, 07/31/19		445,400	440,998,196
1.75%, 09/30/19		100,000	99,101,562
2.63%, 06/15/21		83,000	82,448,829

Total U.S. Treasury Obligations — 10.3% (Cost: $623,960,636)			622,548,587

Total Long-Term Investments — 96.1% (Cost: $5,840,332,786)			5,779,962,230

Short-Term Securities — 6.0%

Certificates of Deposit — 2.3%
Domestic — 0.9%
Standard Chartered Bank, 2.68%, 04/18/19		28,000	27,997,473
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.25%), 2.59%, 04/05/19(a)		28,000	28,025,363

			56,022,836
Yankee — 1.4%(a)(h)
BNP Paribas SA, New York, (LIBOR USD 3 Month + 0.25%), 2.59%, 04/08/19		28,000	28,021,454
Cooperatieve Rabobank UA, New York, (LIBOR USD 3 Month + 0.20%), 2.54%, 04/05/19		28,000	28,019,724
Credit Suisse AG, New York, (LIBOR USD 3 Month + 0.27%), 2.61%, 05/01/19		28,000	28,027,342

			84,068,520

Total Certificates of Deposit — 2.3% (Cost: $140,000,843)			140,091,356

Commercial Paper — 1.6%
BNZ International Funding Ltd., (LIBOR USD 3 Month + 0.20%), 2.54%, 04/16/19(a)		12,250	12,253,886
BPCE SA, 2.72%, 04/15/19(i)		28,000	27,601,912
HSBC Bank plc, 2.70%, 04/16/19(i)		28,000	27,591,044
UBS AG, (LIBOR USD 3 Month + 0.33%), 2.67%, 04/04/19(a)		28,000	28,033,643

Total Commercial Paper — 1.6% (Cost: $95,443,048)			95,480,485

Security		Par (000)	Value
Foreign Government Obligations — 0.3%

Italy — 0.3%
Republic of Italy Treasury Bills, 0.17%, 01/31/19(i)	EUR	12,845	$14,899,668

Total Foreign Government Obligations — 0.3% (Cost: $14,905,100)			14,899,668

		Shares
Money Market Funds — 0.5%(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97%(k)		28,177,471	28,177,471
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.89%		6,513	6,513

Total Money Market Funds — 0.5% (Cost: $28,183,984)			28,183,984

Total Repurchase Agreements — 1.3% (Cost: $80,000,000)			80,000,000

Total Short-Term Securities — 6.0% (Cost: $358,532,975)			358,655,493

Total Options Purchased — 0.1% (Cost: $11,914,194)			11,230,983

Total Investments Before Options Written — 102.2% (Cost: $6,210,779,955)			6,149,848,706

Total Options Written — (0.2)% (Premium Received — $18,864,164)			(12,176,072)

Total Investments Net of Options Written — 102.0% (Cost: $6,191,915,791)			6,137,672,634
Liabilities in Excess of Other Assets — (2.0)%			(119,513,832)

Net Assets — 100.0%			$6,018,158,802

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	Issuer is a U.S. branch of a foreign domiciled bank.
(i)	Rates are discount rates or a range of discount rates as of period end.
(j)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

(k)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliate	Shares Held at 09/30/17	Shares Purchased		Shares Sold	Shares Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,440,721	22,736,750	(b)	—	28,177,471	$28,177,471	$571,524	$25	$—
BlackRock Capital Finance LP, Series 1997-R2, Class AP	18,554	—		—	18,554	16,451	1,893	—	48
iShares 1-3 Year Treasury Bond ETF	—	960,000		(960,000)	—	—	115,047	(185,897)	—
iShares Short Maturity Bond ETF	1,180,000	—		—	1,180,000	59,218,300	1,156,392	—	(123,900)

						$87,412,222	$1,844,856	$(185,872)	$(123,852)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Mizuho Securities USA LLC	2.94	%(a)	09/28/18	01/01/19	$80,000	$80,000	$80,619,850	Corporate/Debt Obligations and U.S. Government Sponsored Agency Obligations, 0.00% to 6.66%, due 10/01/22 to 09/10/37	$343,052,280	$92,000,000

						$80,000				$92,000,000

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Ultra Bond	32	12/19/18	$4,937	$(188,817)
U.S. Treasury 2 Year Note	10,770	12/31/18	2,269,609	(5,248,027)
90-Day Eurodollar	1	12/16/19	242	(314)

				(5,437,158)

Short Contracts
U.S. Treasury 10 Year Note	985	12/19/18	117,000	1,134,411
U.S. Treasury 10 Year Ultra Note	564	12/19/18	71,064	1,153,734
U.S. Treasury Long Bond	108	12/19/18	15,174	419,158
U.S. Treasury 5 Year Note	7,593	12/31/18	854,035	3,090,668

				5,797,971

				$360,813

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,373,482	EUR	1,170,000	Morgan Stanley & Co. International plc	10/03/18	$14,947
USD	16,364	ZAR	217,510	Bank of America NA	10/03/18	984
USD	1,086,030	ZAR	14,448,056	Goldman Sachs International	10/03/18	64,475
AUD	3,281,000	USD	2,366,517	BNP Paribas SA	10/04/18	5,158
EUR	10,683,000	USD	12,370,914	UBS AG	10/04/18	34,521
USD	12,569,519	EUR	10,778,000	Barclays Bank plc	10/04/18	53,767
USD	424,348	IDR	6,260,790,756	Barclays Bank plc	10/19/18	5,126
USD	6,627,068	GBP	5,073,000	Citibank NA	11/05/18	4,667
CAD	9,335,675	AUD	9,990,000	Bank of America NA	11/19/18	11,302
CAD	9,280,000	CHF	6,822,322	Bank of America NA	11/19/18	209,490
CAD	18,706,156	NZD	21,850,000	Bank of America NA	11/19/18	9,677
JPY	863,601,037	CHF	7,420,000	Goldman Sachs International	11/19/18	33,955
JPY	805,505,695	CHF	6,950,000	JP Morgan Chase Bank NA	11/19/18	1,836
NOK	61,704,782	CHF	7,240,000	Bank of America NA	11/19/18	186,686
NOK	121,480,786	EUR	12,690,000	State Street Bank and Trust Co.	11/19/18	164,758
SEK	132,569,036	EUR	12,730,000	Bank of America NA	11/19/18	139,039
MXN	50,605,389	USD	2,599,000	HSBC Bank plc	11/26/18	81,117

						1,021,505

EUR	1,170,000	USD	1,373,234	Toronto Dominion Bank	10/03/18	(14,699)
ZAR	14,665,566	USD	1,097,772	Bank of America NA	10/03/18	(60,837)
GBP	5,073,000	USD	6,617,729	Citibank NA	10/04/18	(5,001)
USD	2,576,198	AUD	3,564,000	BNP Paribas SA	10/04/18	(44)
USD	6,597,310	GBP	5,073,000	JP Morgan Chase Bank NA	10/04/18	(15,418)
USD	2,366,937	AUD	3,281,000	BNP Paribas SA	11/05/18	(5,310)
USD	12,401,852	EUR	10,683,000	UBS AG	11/05/18	(35,656)
AUD	10,000,000	NOK	59,111,723	Goldman Sachs International	11/19/18	(46,363)
AUD	20,310,000	NZD	22,164,506	Bank of America NA	11/19/18	(9,810)
JPY	1,618,575,352	USD	14,540,000	Bank of America NA	11/19/18	(243,342)
NOK	58,547,130	AUD	10,000,000	Bank of America NA	11/19/18	(23,145)
USD	2,599,000	MXN	50,703,441	HSBC Bank plc	11/26/18	(86,310)
USD	15,027,654	EUR	12,837,422	Royal Bank of Scotland	01/31/19	(37,512)
USD	8,871	EUR	7,578	State Street Bank and Trust Co.	01/31/19	(22)
USD	30,464,065	EUR	25,800,000	Nomura International plc	04/15/19	(10,486)

						(593,955)

	Net Unrealized Appreciation					$427,550

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.85%	Semi-Annual	Bank of America NA	02/24/20	2.85%	USD	1,500,000	$2,127,869

Put
5-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	08/22/19	3.20%	USD	883,400	8,263,792
5-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	01/18/22	3.35%	USD	45,285	822,580
10-Year Interest Rate Swap	1.38%	Semi-Annual	6 month LIBOR	Semi-Annual	Credit Suisse International	01/23/19	1.38%	JPY	31,240,000	16,742

										9,103,114

										$11,230,983

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	Bank of America NA	02/24/20	2.35%	USD	1,500,000	$(854,100)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.60%	Semi-Annual	Bank of America NA	02/24/20	2.60%	USD	1,500,000	(1,349,235)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	UBS AG	02/21/20	2.35%	USD	773,500	(1,116,439)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	JP Morgan Chase Bank NA	08/22/19	2.70%	USD	883,400	(3,539,766)

										(6,859,540)

Put
2-Year Interest Rate Swap	3.10%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/28/19	3.10%	USD	845,340	(2,148,601)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	02/21/20	3.35%	USD	773,500	(3,167,931)

										(5,316,532)

										$(12,176,072)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.29.V1	1.00%	Quarterly	06/20/23	NR	EUR 66,000	$1,060,209	$1,063,052	$(2,843)
CDX.NA.HY.31-V1	5.00%	Quarterly	12/20/23	B	USD 49,000	3,658,476	3,493,102	165,374

						$4,718,685	$4,556,154	$162,531

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
0.45%	Annual	6 month EURIBOR	Semi-Annual	N/A		07/04/19	EUR	120,000	$(975,060)	$—	$(975,060)
6 month EURIBOR	Semi-Annual	0.49%	Annual	N/A		07/04/19	EUR	120,000	1,036,152	—	1,036,152
2.57%	Annual	1 day Fed Funds	Annual	01/04/19	(a)	09/30/20	USD	173,840	484,501	—	484,501
3 month LIBOR	Quarterly	2.92%	Semi-Annual	08/27/19	(a)	08/27/24	USD	627,210	(6,016,644)	—	(6,016,644)
3 month LIBOR	Quarterly	2.70%	Semi-Annual	01/20/22	(a)	01/20/27	USD	15,090	(271,637)	—	(271,637)

									$(5,742,688)	$—	$(5,742,688)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD 2,086	$(18,467)	$8,088	$(26,555)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD 2,086	(20,171)	12,299	(32,470)

						$(38,638)	$20,387	$(59,025)

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD 2,086	$18,467	$(9,112)	$27,579
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD 2,086	20,171	(10,945)	31,116

							$38,638	$(20,057)	$58,695

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Reference Index		Reference rate
1 day Fed Funds	1 day Fed Funds	2.18%
3 month LIBOR	London Interbank Offered Rate	2.40
6 month EURIBOR	Euro Interbank Offered Rate	(0.27)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$4,556,154	$—	$1,686,027	$(7,266,184)	$—
OTC Swaps	20,387	(20,057)	58,695	(59,025)	—
Options Written	N/A	N/A	6,899,984	(211,892)	(12,176,072)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$5,797,971	$—	$5,797,971
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,021,505	—	—	1,021,505
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	11,230,983	—	11,230,983
Swaps — centrally cleared
Net unrealized appreciation(a)	—	165,374	—	—	1,520,653	—	1,686,027
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	79,082	—	—	—	—	79,082

	$—	$244,456	$—	$1,021,505	$18,549,607	$—	$19,815,568

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$5,437,158	$—	$5,437,158
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	593,955	—	—	593,955
Options written
Options written, at value	—	—	—	—	12,176,072	—	12,176,072
Swaps — centrally cleared
Net unrealized depreciation(a)	—	2,843	—	—	7,263,341	—	7,266,184
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	79,082	—	—	—	—	79,082

	$—	$81,925	$—	$593,955	$24,876,571	$—	$25,552,451

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$22,901,971	$—	$22,901,971
Forward foreign currency exchange contracts	—	—	—	398,653	—	—	398,653
Options purchased(a)	—	—	—	(597,813)	—	—	(597,813)
Swaps	—	4,475,384	—	—	(6,769,309)	—	(2,293,925)

	$—	$4,475,384	$—	$(199,160)	$16,132,662	$—	$20,408,886

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,764,290)	$—	$(4,764,290)
Forward foreign currency exchange contracts	—	—	—	1,099,562	—	—	1,099,562
Options purchased(b)	—	—	—	184,638	376,992	—	561,630
Options written	—	—	—	—	6,688,092	—	6,688,092
Swaps	—	2,132,610	—	—	(5,154,666)	—	(3,022,056)

	$—	$2,132,610	$—	$1,284,200	$(2,853,872)	$—	$562,938

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$521,823	$456,985
Forward foreign currency exchange contracts	1,021,505	593,955
Options(a)	11,230,983	12,176,072
Swaps — Centrally cleared	777,483	—
Swaps — OTC(b)	79,082	79,082

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$13,630,876	$13,306,094
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,299,306)	(456,985)

Total derivative assets and liabilities subject to an MNA	$12,331,570	$12,849,109

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(f)
Bank of America NA	$2,724,925	$(2,582,051)	$—	$—	$142,874
Barclays Bank plc	58,893	—	—	—	58,893
BNP Paribas SA	5,158	(5,158)	—	—	—
Citibank NA	4,667	(4,667)	—	—	—
Credit Suisse International	16,742	—	—	—	16,742
Deutsche Bank AG	822,580	—	—	(822,580)	—
Goldman Sachs International	98,430	(46,363)	—	—	52,067
HSBC Bank plc	81,117	(81,117)	—	—	—
JP Morgan Chase Bank NA	8,304,832	(3,592,684)	—	(4,712,148)	—
Morgan Stanley & Co. International plc	14,947	—	—	—	14,947
State Street Bank and Trust Co.	164,758	(22)	—	—	164,736
UBS AG	34,521	(34,521)	—	—	—

	$12,331,570	$(6,346,583)	$—	$(5,534,728)	$450,259

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
Bank of America NA	$2,582,051	$(2,582,051)	$—	$—	$—
BNP Paribas SA	5,354	(5,158)	—	—	196
Citibank NA	2,153,602	(4,667)	—	(2,148,935)	—
Goldman Sachs International	46,363	(46,363)	—	—	—
HSBC Bank plc	86,310	(81,117)	—	—	5,193
JP Morgan Chase Bank NA	3,592,684	(3,592,684)	—	—	—
Nomura International plc	10,486	—	—	—	10,486
Royal Bank of Scotland	37,512	—	—	—	37,512
State Street Bank and Trust Co.	22	(22)	—	—	—
Toronto Dominion Bank	14,699	—	—	—	14,699
UBS AG	4,320,026	(34,521)	—	(4,285,505)	—

	$12,849,109	$(6,346,583)	$—	$(6,434,440)	$68,086

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized..

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,343,706,571
Average notional value of contracts — short	1,578,444,907
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	192,380,070
Average amounts sold — in USD	66,141,360
Options:
Average value of option contracts purchased	10,546	(a)
Average notional value of swaption contracts purchased	923,044,159
Average notional value of swaption contracts written	2,765,105,000
Credit default swaps:
Average notional value — buy protection	110,002,419
Average notional value — sell protection	94,712,318
Interest rate swaps:
Average notional value — pays fixed rate	317,919,948
Average notional value — receives fixed rate	608,376,184

(a)	Derivative not held at period end. The amount shown in the Statements of Operations reflects the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,436,193,627	$16,029,977	$1,452,223,604
Corporate Bonds(a)	—	2,119,468,577	—	2,119,468,577
Foreign Agency Obligations	—	8,186,850	—	8,186,850
Foreign Government Obligations	—	69,163,188	—	69,163,188
Investment Companies	59,218,300	—	—	59,218,300
Municipal Bonds	—	21,221,102	—	21,221,102
Non-Agency Mortgage-Backed Securities	—	810,076,592	1,764	810,078,356
U.S. Government Sponsored Agency Securities	—	617,853,666	—	617,853,666
U.S. Treasury Obligations	—	622,548,587	—	622,548,587
Short-Term Securities:
Certificates of Deposit	—	140,091,356	—	140,091,356
Commercial Paper	—	95,480,485	—	95,480,485
Foreign Government Obligations	—	14,899,668	—	14,899,668
Money Market Funds	28,183,984	—	—	28,183,984
Repurchase Agreements	—	80,000,000	—	80,000,000
Options Purchased:
Interest rate contracts	—	11,230,983	—	11,230,983

	$87,402,284	$6,046,414,681	$16,031,741	$6,149,848,706

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$224,069	$—	$224,069
Foreign currency exchange contracts	—	1,021,505	—	1,021,505
Interest rate contracts	5,797,971	1,520,653	—	7,318,624
Liabilities:
Credit contracts	—	(61,868)	—	(61,868)
Foreign currency exchange contracts	—	(593,955)	—	(593,955)
Interest rate contracts	(5,437,158)	(19,439,413)	—	(24,876,571)

	$360,813	$(17,329,009)	$—	$(16,968,196)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended September 30, 2018 there were no transfers between Level 1 and Level 2.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2018	BlackRock Low Duration Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Total
Investments:
Assets:
Opening Balance, as of September 30, 2017	$37,863,572	$11,045,574	$48,909,146
Transfers into Level 3	5,620,027	—	5,620,027
Transfers out of Level 3	(25,135,640)	(5,980,000)	(31,115,640)
Accrued discounts/premiums	36	(540)	(504)
Net realized gain (loss)	(17,219)	(5,371)	(22,590)
Net change in unrealized appreciation (depreciation)(a)(b)	(19,600)	(53,485)	(73,085)
Purchases	—	—	—
Sales	(2,281,199)	(5,004,414)	(7,285,613)

Closing Balance, as of September 30, 2018	$16,029,977	$1,764	$16,031,741

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)	$(19,600)	$3,096	$(16,504)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	91

Statements of Assets and Liabilities

September 30, 2018

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

ASSETS
Investments at value — unaffiliated(b)(c)	$3,454,128,740	$15,496,023,105	$5,982,436,484
Investments at value — affiliated(d)	14,150,807	845,550,269	87,412,222
Cash	491,906	5,965,957	966,815
Cash pledged:
Collateral — OTC derivatives	230,000	2,320,000	7,520,000
Futures contracts	5,904,520	7,900,950	—
Centrally cleared swaps	677,778	42,635,001	10,284,750
Foreign currency at value(e)	5,677,290	28,863,800	27,405,405
Repurchase agreements at value(f)	—	—	80,000,000
Receivables:
Investments sold	47,302,446	124,818,058	213,525
Securities lending income — affiliated	—	93,835	—
TBA sale commitments(g)	297,148,186	—	—
Capital shares sold	4,737,776	84,050,367	12,444,101
Dividends — affiliated	19,481	1,090,454	54,894
Dividends — unaffiliated	1,221	503,561	828
Interest — unaffiliated	20,253,212	221,108,812	27,389,226
From the Manager	99,829	—	647,803
Variation margin on futures contracts	570,360	—	521,823
Variation margin on centrally cleared swaps	—	532,514	777,483
Swap premiums paid	240,670	1,556,609	20,387
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,528,407	5,905,207	1,021,505
OTC swaps	994,489	6,397,541	58,695
Unfunded floating rate loan interests	—	9,658	—
Prepaid expenses	49,611	172,849	204,270
Other assets	—	107,898	—

Total assets	3,857,206,729	16,875,606,445	6,239,380,216

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$3,506,021,512	$15,516,513,721	$6,043,365,735
(c) Securities loaned at value	$—	$143,772,815	$—
(d) Investments at cost — affiliated	$14,150,807	$845,547,501	$87,414,220
(e) Foreign currency at cost	$5,660,169	$29,075,474	$27,472,489
(f) Repurchase agreements at cost — unaffiliated	$—	$—	$80,000,000
(g) Proceeds from TBA sale commitments	$297,148,186	$—	$—

See notes to financial statements.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

September 30, 2018

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

LIABILITIES
Cash received:
Collateral — OTC derivatives	$3,730,000	$1,700,000	$6,650,000
Cash collateral on securities loaned at value	—	147,409,756	—
Options written at value(h)	653,864	—	12,176,072
TBA sale commitments at value	296,466,165	—	—
Reverse repurchase agreements at value	74,187,356	8,509,069	—
Payables:
Investments purchased	463,650,753	614,584,250	181,202,854
Administration fees	33,406	684,035	184,333
Board realignment and consolidation	280,786	1,465,830	465,863
Capital shares redeemed	5,650,328	105,234,196	14,412,615
Custodian fees	38,729	127,137	48,046
Income dividend distributions	1,555,155	10,864,486	1,892,154
Investment advisory fees	795,958	5,287,437	1,397,623
Trustees’ and Officer’s fees	14,130	64,570	22,690
Other affiliates	4,930	115,417	3,593
Professional fees	174,471	289,214	127,772
Service and distribution fees	153,372	682,286	418,647
Transfer agent fees	871,364	4,723,278	755,984
Other accrued expenses	252,381	902,232	333,146
Variation margin on futures contracts	507,631	346,037	456,985
Variation margin on centrally cleared swaps	10,529	—	—
Swap premiums received	1,101,293	6,018,214	20,057
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,191,710	2,801,879	593,955
OTC swaps	664,654	983,352	59,025
Unfunded floating rate loan interests	—	2,027	—
Contingencies	—	— (i)	—

Total liabilities	851,988,965	912,794,702	221,221,414

NET ASSETS	$3,005,217,764	$15,962,811,743	$6,018,158,802

NET ASSETS CONSIST OF
Paid-in capital	$3,139,088,513	$16,575,612,185	$6,162,894,085
Undistributed (Distributions in excess of) net investment income	(898,632)	2,960,907	(9,017,365)
Accumulated net realized loss	(79,652,336)	(608,666,921)	(76,600,072)
Net unrealized appreciation (depreciation)	(53,319,781)	(7,094,428)	(59,117,846)

NET ASSETS	$3,005,217,764	$15,962,811,743	$6,018,158,802

(h) Premiums received	$711,579	$—	$18,864,164
(i) See Note 12 of the Notes to Financial Statements for details of contingencies

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Assets and Liabilities  (continued)

September 30, 2018

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$1,762,677,374	$9,680,690,609	$4,274,409,883

Share outstanding(b)	190,550,910	1,262,036,344	451,278,593

Net asset value	$9.25	$7.67	$9.47

Service
Net assets	$49,375,399	$176,187,500	$29,050,238

Share outstanding(b)	5,336,166	22,960,621	3,068,417

Net asset value	$9.25	$7.67	$9.47

Investor A
Net assets	$427,609,989	$1,326,541,005	$1,267,494,127

Share outstanding(b)	46,158,721	172,984,039	133,862,945

Net asset value	$9.26	$7.67	$9.47

Investor A1
Net assets	$—	$—	$9,491,688

Share outstanding(b)	—	—	1,001,612

Net asset value	$—	$—	$9.48

Investor C
Net assets	$61,437,107	$329,004,923	$172,631,410

Share outstanding(b)	6,660,070	42,841,949	18,240,256

Net asset value	$9.22	$7.68	$9.46

Investor C1
Net assets	$—	$9,408,932	$—

Share outstanding(b)	—	1,224,633	—

Net asset value	$—	$7.68	$—

Investor C2
Net assets	$—	$—	$573,520

Share outstanding(b)	—	—	60,583

Net asset value	$—	$—	$9.47

Investor C3
Net assets	$—	$—	$1,675,466

Share outstanding(b)	—	—	177,032

Net asset value	$—	$—	$9.46

Class K
Net assets	$701,197,283	$4,312,394,432	$258,339,715

Share outstanding(b)	75,579,068	561,809,824	27,299,377

Net asset value	$9.28	$7.68	$9.46

Class R
Net assets	$2,920,612	$128,584,342	$4,492,755

Share outstanding(b)	315,136	16,765,228	474,599

Net asset value	$9.27	$7.67	$9.47

(a)	Consolidated Statement of Assets and Liabilities
(b)	Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

September 30, 2018

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$877,557	$10,938,103	$1,842,963
Dividends — unaffiliated	249,810	12,966,793	22,287
Interest — affiliated	—	—	1,893
Interest — unaffiliated	96,483,296	949,290,886	146,925,100
Securities lending income — affiliated — net	—	1,488,241	—
Foreign taxes withheld	(54,984)	—	—

Total investment income	97,555,679	974,684,023	148,792,243

EXPENSES
Investment advisory	10,524,344	65,724,183	15,936,749
Transfer agent — class specific	2,422,677	15,431,246	4,425,630
Service and distribution — class specific	1,889,552	8,527,621	5,436,410
Administration	1,172,979	5,310,534	1,985,783
Administration — class specific	620,239	3,200,092	1,105,656
Accounting services	317,734	1,200,373	493,394
Board realignment and consolidation	280,786	1,465,830	465,863
Custodian	207,819	290,763	155,543
Professional	137,645	490,488	138,444
Registration	125,735	383,400	239,266
Printing	117,657	129,308	120,820
Trustees and Officer	53,647	207,962	81,361
Recoupment of past waived and/or reimbursed fees — class specific	—	3,504	3,963
Miscellaneous	193,047	764,648	145,929

Total expenses excluding interest expense	18,063,861	103,129,952	30,734,811

Interest expense	3,039,200	74,019	4,845,614

Total expenses	21,103,061	103,203,971	35,580,425

Less:
Fees waived and/or reimbursed by the Manager	(1,059,613)	(618,968)	(683,756)
Transfer agent fees waived — class specific	(1,239,362)	(101,923)	(1,814,423)
Administration fees waived — class specific	(620,220)	(262,545)	(854,648)

Total expenses after fees waived and/or reimbursed	18,183,866	102,220,535	32,227,598

Net investment income	79,371,813	872,463,488	116,564,645

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	(20,094,947)	(185,897)
Investments — unaffiliated(b)	(62,049,353)	46,405,459	(47,731,417)
Capital gain distributions from investment companies — affiliated	51	1,230	25
Forward foreign currency exchange contracts	2,951,287	38,800,588	398,653
Foreign currency transactions	2,509,071	(3,118,292)	(331,306)
Futures contracts	10,407,601	681,144	22,901,971
Options written	5,505,137	11,858,327	—
Payment by affiliate	—	—	57,285 (c)
Swaps	(2,661,182)	40,223,906	(2,293,925)
Unfunded floating rate loan interests	—	(1,045)	—

	(43,337,388)	114,756,370	(27,184,611)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	10,563,933	(123,852)
Investments — unaffiliated	(81,427,173)	(464,563,686)	(55,165,394)
Forward foreign currency exchange contracts	3,129,696	3,715,133	1,099,562
Foreign currency translations	52,123	465,794	(474,971)
Futures contracts	(7,924,303)	498,188	(4,764,290)
Options written	73,492	(1,486,733)	6,688,092
Swaps	1,267,002	(1,452,974)	(3,022,056)
Unfunded floating rate loan interests	—	7,631	—

	(84,829,163)	(452,252,714)	(55,762,909)

Net realized and unrealized loss	(128,166,551)	(337,496,344)	(82,947,520)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(48,794,738)	$534,967,144	$33,617,125

(a) Consolidated Statement of Operations.
(b) Net of foreign capital gain tax	$—	$—	$56,161
(c) Includes a payment by an affiliate of $57,285 to compensate for a trade operating error.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$79,371,813	$71,846,647
Net realized loss	(43,337,388)	(18,913,283)
Net change in unrealized appreciation (depreciation)	(84,829,163)	(41,920,693)

Net increase (decrease) in net assets resulting from operations	(48,794,738)	11,012,671

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(49,176,129)	(46,408,439)
Service	(1,313,225)	(1,420,174)
Investor A	(11,068,762)	(11,492,213)
Investor C	(1,076,563)	(1,459,296)
Class K	(20,266,346)	(18,861,929)
Class R	(69,177)	(81,866)

Decrease in net assets resulting from distributions to shareholders	(82,970,202)	(79,723,917)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,157,226	(24,799,269)

NET ASSETS
Total decrease in net assets	(128,607,714)	(93,510,515)
Beginning of year	3,133,825,478	3,227,335,993

End of year	$3,005,217,764	$3,133,825,478

Undistributed (distributions in excess of) net investment income, end of year	$(898,632)	$2,421,431

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock High Yield Bond Portfolio(a)		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$872,463,488	$1,030,763,160	$116,564,645	$79,316,271
Net realized gain (loss)	114,756,370	407,497,357	(27,184,611)	10,286,444
Net change in unrealized appreciation (depreciation)	(452,252,714)	241,468,035	(55,762,909)	942,369

Net increase in net assets resulting from operations	534,967,144	1,679,728,552	33,617,125	90,545,084

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(531,199,992)	(603,347,913)	(81,907,734)	(62,948,676)
Service	(11,541,240)	(19,969,519)	(610,577)	(930,679)
Investor A	(78,539,545)	(154,391,923)	(24,927,180)	(20,740,553)
Investor A1	—	—	(203,510)	(222,182)
Investor B	(2,353)	(13,582)	—	—
Investor B1	(3,549)	(21,175)	—	—
Investor C	(17,220,416)	(24,369,735)	(2,339,410)	(3,341,870)
Investor C1	(533,144)	(1,981,336)	—	—
Investor C2	—	—	(12,375)	(65,677)
Investor C3	—	—	(23,728)	(130,042)
Class K	(270,216,627)	(318,687,578)	(4,580,840)	(10,206,925)
Class R	(6,686,249)	(6,733,811)	(78,663)	(77,785)
From return of capital:
Institutional	—	—	(7,528,485)	—
Service	—	—	(64,339)	—
Investor A	—	—	(2,610,782)	—
Investor A1	—	—	(19,768)	—
Investor C	—	—	(406,288)	—
Investor C2	—	—	(1,416)	—
Investor C3	—	—	(3,788)	—
Class K	—	—	(410,717)	—
Class R	—	—	(9,502)	—

Decrease in net assets resulting from distributions to shareholders	(915,943,115)	(1,129,516,572)	(125,739,102)	(98,664,389)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,215,307,142)	(1,869,513,045)	1,243,421,397	(426,487,982)

NET ASSETS
Total increase (decrease) in net assets	(1,596,283,113)	(1,319,301,065)	1,151,299,420	(434,607,287)
Beginning of year	17,559,094,856	18,878,395,921	4,866,859,382	5,301,466,669

End of year	$15,962,811,743	$17,559,094,856	$6,018,158,802	$4,866,859,382

Undistributed (Distributions in excess of) net investment income, end of year	$2,960,907	$(38,260,362)	$(9,017,365)	$(14,016,380)

(a)	Consolidated Statements of Changes in Net Assets
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Institutional
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.65	$9.86	$9.65	$9.63	$9.45

Net investment income(a)	0.25	0.23	0.21	0.21	0.27
Net realized and unrealized gain (loss)	(0.39)	(0.19)	0.24	0.05	0.20

Net increase (decrease) from investment operations	(0.14)	0.04	0.45	0.26	0.47

Distributions from net investment income(b)	(0.26)	(0.25)	(0.24)	(0.24)	(0.29)

Net asset value, end of year	$9.25	$9.65	$9.86	$9.65	$9.63

Total Return(c)
Based on net asset value	(1.50)%	0.46%	4.78%	2.66%	5.05%

Ratios to Average Net Assets
Total expenses(d)	0.62%	0.66%	0.62%	0.60%	0.75%

Total expenses after fees waived and/or reimbursed	0.54%	0.52%	0.50%	0.46%	0.57%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.44%	0.43%	0.45%	0.46%	0.56%

Net investment income	2.61%	2.36%	2.16%	2.15%	2.78%

Supplemental Data
Net assets, end of year (000)	$1,762,677	$1,778,980	$1,853,077	$1,774,919	$1,361,482

Portfolio turnover rate(e)	658%	712%	594%	863%	702%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.60%	0.74%

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	455%	493%	422%	616%	493%

See notes to financial statements.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Service
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.65	$9.86	$9.66	$9.63	$9.45

Net investment income(a)	0.22	0.20	0.18	0.18	0.24
Net realized and unrealized gain (loss)	(0.39)	(0.18)	0.23	0.05	0.21

Net increase (decrease) from investment operations	(0.17)	0.02	0.41	0.23	0.45

Distributions from net investment income(b)	(0.23)	(0.23)	(0.21)	(0.20)	(0.27)

Net asset value, end of year	$9.25	$9.65	$9.86	$9.66	$9.63

Total Return(c)
Based on net asset value	(1.74)%	0.20%	4.32%	2.44%	4.78%

Ratios to Average Net Assets
Total expenses(d)	0.98%	0.92%	0.87%	0.90%	0.95%

Total expenses after fees waived and/or reimbursed	0.79%	0.78%	0.84%	0.80%	0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.69%	0.68%	0.79%	0.80%	0.82%

Net investment income	2.36%	2.11%	1.81%	1.86%	2.54%

Supplemental Data
Net assets, end of year (000)	$49,375	$55,196	$55,154	$46,481	$191,106

Portfolio turnover rate(e)	658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	0.92%	0.80%	N/A	N/A

(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	455%	493%	422%	616%	493%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.66	$9.87	$9.67	$9.64	$9.46

Net investment income(a)	0.22	0.20	0.18	0.18	0.24
Net realized and unrealized gain (loss)	(0.39)	(0.18)	0.23	0.05	0.20

Net increase (decrease) from investment operations	(0.17)	0.02	0.41	0.23	0.44

Distributions from net investment income(b)	(0.23)	(0.23)	(0.21)	(0.20)	(0.26)

Net asset value, end of year	$9.26	$9.66	$9.87	$9.67	$9.64

Total Return(c)
Based on net asset value	(1.74)%	0.21%	4.32%	2.42%	4.72%

Ratios to Average Net Assets
Total expenses(d)	0.97%	0.96%	0.91%	0.89%	1.02%

Total expenses after fees waived and/or reimbursed	0.79%	0.78%	0.84%	0.80%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.69%	0.68%	0.79%	0.80%	0.89%

Net investment income	2.36%	2.11%	1.81%	1.82%	2.47%

Supplemental Data
Net assets, end of year (000)	$427,610	$470,559	$503,640	$474,202	$507,915

Portfolio turnover rate(e)	658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.89%	1.01%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	455%	493%	422%	616%	493%

See notes to financial statements.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Investor C
	Year Ended September 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.62	$9.83	$9.63	$9.60	$9.42

Net investment income(a)	0.15	0.13	0.10	0.10	0.17
Net realized and unrealized gain (loss)	(0.39)	(0.19)	0.24	0.06	0.20

Net increase (decrease) from investment operations	(0.24)	(0.06)	0.34	0.16	0.37

Distributions from net investment income(b)	(0.16)	(0.15)	(0.14)	(0.13)	(0.19)

Net asset value, end of year	$9.22	$9.62	$9.83	$9.63	$9.60

Total Return(c)
Based on net asset value	(2.49)%	(0.55)%	3.55%	1.66%	3.96%

Ratios to Average Net Assets
Total expenses(d)	1.68%	1.68%	1.63%	1.62%	1.74%

Total expenses after fees waived and/or reimbursed	1.54%	1.52%	1.59%	1.55%	1.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.44%	1.44%	1.54%	1.55%	1.62%

Net investment income	1.63%	1.35%	1.06%	1.07%	1.75%

Supplemental Data
Net assets, end of year (000)	$61,437	$71,628	$110,227	$109,272	$119,113

Portfolio turnover rate(e)	658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	1.68%	N/A	1.61%	1.74%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	455%	493%	422%	616%	493%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Class K
	Year Ended September 30,

	2018	2017	2016	2015		2014
Net asset value, beginning of year	$9.68	$9.89	$9.68	$9.65		$9.47

Net investment income(a)	0.25	0.23	0.21	0.22		0.28
Net realized and unrealized gain (loss)	(0.39)	(0.18)	0.25	0.05		0.20

Net increase (decrease) from investment operations	(0.14)	0.05	0.46	0.27		0.48

Distributions from net investment income(b)	(0.26)	(0.26)	(0.25)	(0.24)		(0.30)

Net asset value, end of year	$9.28	$9.68	$9.89	$9.68		$9.65

Total Return(c)
Based on net asset value	(1.44)%	0.52%	4.83%	2.83%		5.16%

Ratios to Average Net Assets
Total expenses	0.54%	0.54%	0.49%	0.47	%(d)	0.60%

Total expenses after fees waived and/or reimbursed	0.49%	0.48%	0.45%	0.41%		0.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.39%	0.38%	0.40%	0.40%		0.45%

Net investment income	2.66%	2.41%	2.20%	2.21%		2.91%

Supplemental Data
Net assets, end of year (000)	$701,197	$753,563	$701,478	$728,521		$633,007

Portfolio turnover rate(e)	658%	712%	594%	863%		702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	455%	493%	422%	616%	493%

See notes to financial statements.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio (continued)
	Class R
	Year Ended September 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.67	$9.88	$9.67	$9.64	$9.46

Net investment income(a)	0.20	0.18	0.15	0.15	0.21
Net realized and unrealized gain (loss)	(0.39)	(0.19)	0.25	0.06	0.20

Net increase (decrease) from investment operations	(0.19)	(0.01)	0.40	0.21	0.41

Distributions from net investment income(b)	(0.21)	(0.20)	(0.19)	(0.18)	(0.23)

Net asset value, end of year	$9.27	$9.67	$9.88	$9.67	$9.64

Total Return(c)
Based on net asset value	(1.98)%	(0.04)%	4.16%	2.17%	4.42%

Ratios to Average Net Assets
Total expenses(d)	1.25%	1.24%	1.21%	1.17%	1.32%

Total expenses after fees waived and/or reimbursed	1.04%	1.03%	1.09%	1.05%	1.18%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.93%	1.04%	1.05%	1.17%

Net investment income	2.13%	1.86%	1.56%	1.57%	2.20%

Supplemental Datass
Net assets, end of year (000)	$2,921	$3,900	$3,761	$3,050	$2,550

Portfolio turnover rate(e)	658%	712%	594%	863%	702%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	1.31%

(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	455%	493%	422%	616%	493%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Institutional
	Year Ended September 30,

	2018	2017		2016		2015	2014
Net asset value, beginning of year	$7.85	$7.61		$7.42		$8.20	$8.15

Net investment income(a)	0.42	0.43		0.41		0.40	0.46
Net realized and unrealized gain (loss)	(0.16)	0.28		0.24		(0.62)	0.17

Net increase (decrease) from investment operations	0.26	0.71		0.65		(0.22)	0.63

Distributions(b)
From net investment income	(0.44)	(0.47)		(0.46)		(0.44)	(0.46)
From net realized gain	—	—		—		(0.12)	(0.12)

Total distributions	(0.44)	(0.47)		(0.46)		(0.56)	(0.58)

Net asset value, end of year	$7.67	$7.85		$7.61		$7.42	$8.20

Total Return(c)
Based on net asset value	3.48%	9.64	%(d)	9.21%		(2.82)%	7.88%

Ratios to Average Net Assets(e)
Total expenses	0.61%	0.62%		0.61	%(f)	0.59%	0.62	%(f)

Total expenses after fees waived and/or reimbursed	0.61%	0.61%		0.61%		0.59%	0.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.61%	0.59%		0.60%		0.58%	0.59%

Net investment income	5.49%	5.61%		5.58%		5.08%	5.51%

Supplemental Data
Net assets, end of year (000)	$9,680,691	$9,728,106		$9,031,925		$10,926,678	$7,898,330

Portfolio turnover rate	90%	86%		90%		70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Service
	Year Ended September 30,

	2018	2017		2016	2015	2014
Net asset value, beginning of year	$7.85	$7.62		$7.42	$8.20	$8.16

Net investment income(a)	0.40	0.41		0.39	0.38	0.43
Net realized and unrealized gain (loss)	(0.16)	0.27		0.25	(0.62)	0.16

Net increase (decrease) from investment operations	0.24	0.68		0.64	(0.24)	0.59

Distributions(b)
From net investment income	(0.42)	(0.45)		(0.44)	(0.42)	(0.43)
From net realized gain	—	—		—	(0.12)	(0.12)

Total distributions	(0.42)	(0.45)		(0.44)	(0.54)	(0.55)

Net asset value, end of year	$7.67	$7.85		$7.62	$7.42	$8.20

Total Return(c)
Based on net asset value	3.19%	9.15	%(d)	9.04%	(3.13)%	7.41%

Ratios to Average Net Assets(e)
Total expenses(f)	0.90%	0.93%		0.90%	0.90%	0.94%

Total expenses after fees waived and/or reimbursed	0.89%	0.93%		0.89%	0.90%	0.94%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.89%	0.90%		0.89%	0.90%	0.91%

Net investment income	5.20%	5.31%		5.32%	4.76%	5.20%

Supplemental Data
Net assets, end of year (000)	$176,188	$231,741		$378,766	$303,043	$346,355

Portfolio turnover rate	90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	0.90%	N/A	0.90%	N/A	0.93%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Investor A
	Year Ended September 30,

	2018	2017		2016	2015		2014
Net asset value, beginning of year	$7.85	$7.61		$7.42	$8.20		$8.15

Net investment income(a)	0.40	0.41		0.39	0.38		0.43
Net realized and unrealized gain (loss)	(0.16)	0.28		0.24	(0.62)		0.17

Net increase (decrease) from investment operations	0.24	0.69		0.63	(0.24)		0.60

Distributions(b)
From net investment income	(0.42)	(0.45)		(0.44)	(0.42)		(0.43)
From net realized gain	—	—		—	(0.12)		(0.12)

Total distributions	(0.42)	(0.45)		(0.44)	(0.54)		(0.55)

Net asset value, end of year	$7.67	$7.85		$7.61	$7.42		$8.20

Total Return(c)
Based on net asset value	3.15%	9.29	%(d)	8.86%	(3.11)%		7.53%

Ratios to Average Net Assets(e)
Total expenses(f)	0.96%	0.98%		0.93%	0.93	%(f)	0.97%

Total expenses after fees waived and/or reimbursed	0.93%	0.94%		0.93%	0.92%		0.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.93%	0.91%		0.92%	0.92%		0.92%

Net investment income	5.17%	5.29%		5.27%	4.75%		5.21%

Supplemental Data
Net assets, end of year (000)	$1,326,541	$1,672,705		$3,733,406	$2,797,049		$3,120,217

Portfolio turnover rate	90%	86%		90%	70%		87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	0.97%	0.90%	0.89%	0.97%

See notes to financial statements.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Investor C
	Year Ended September 30,

	2018	2017		2016	2015		2014
Net asset value, beginning of year	$7.86	$7.62		$7.43	$8.21		$8.16

Net investment income(a)	0.35	0.35		0.33	0.32		0.37
Net realized and unrealized gain (loss)	(0.16)	0.28		0.24	(0.62)		0.17

Net increase (decrease) from investment operations	0.19	0.63		0.57	(0.30)		0.54

Distributions(b)
From net investment income	(0.37)	(0.39)		(0.38)	(0.36)		(0.37)
From net realized gain	—	—		—	(0.12)		(0.12)

Total distributions	(0.37)	(0.39)		(0.38)	(0.48)		(0.49)

Net asset value, end of year	$7.68	$7.86		$7.62	$7.43		$8.21

Total Return(c)
Based on net asset value	2.43%	8.48	%(d)	8.04%	(3.85)%		6.73%

Ratios to Average Net Assets(e)
Total expenses	1.64%	1.69%		1.69%	1.67	%(f)	1.70	%(f)

Total expenses after fees waived and/or reimbursed	1.63%	1.68%		1.69%	1.67%		1.70%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.63%	1.66%		1.68%	1.66%		1.67%

Net investment income	4.47%	4.55%		4.51%	4.00%		4.44%

Supplemental Data
Net assets, end of year (000)	$329,005	$417,276		$539,243	$578,935		$624,573

Portfolio turnover rate	90%	86%		90%	70%		87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Investor C1
	Year Ended September 30,

	2018	2017		2016	2015	2014
Net asset value, beginning of year	$7.86	$7.62		$7.43	$8.21	$8.17

Net investment income(a)	0.36	0.36		0.34	0.33	0.39
Net realized and unrealized gain (loss)	(0.16)	0.29		0.25	(0.62)	0.16

Net increase (decrease) from investment operations	0.20	0.65		0.59	(0.29)	0.55

Distributions(b)
From net investment income	(0.38)	(0.41)		(0.40)	(0.37)	(0.39)
From net realized gain	—	—		—	(0.12)	(0.12)

Total distributions	(0.38)	(0.41)		(0.40)	(0.49)	(0.51)

Net asset value, end of year	$7.68	$7.86		$7.62	$7.43	$8.21

Total Return(c)
Based on net asset value	2.65%	8.67	%(d)	8.23%	(3.68)%	6.78%

Ratios to Average Net Assets(e)
Total expenses	1.43%	1.51%		1.51%	1.49%	1.52%

Total expenses after fees waived and/or reimbursed	1.43%	1.51%		1.51%	1.49%	1.52%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.43%	1.48%		1.50%	1.49%	1.50%

Net investment income	4.69%	4.75%		4.69%	4.19%	4.63%

Supplemental Data
Net assets, end of year (000)	$9,409	$12,353		$52,539	$61,492	$79,613

Portfolio turnover rate	90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

See notes to financial statements.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Class K
	Year Ended September 30,

	2018	2017		2016	2015	2014
Net asset value, beginning of year	$7.85	$7.62		$7.42	$8.20	$8.16

Net investment income(a)	0.43	0.44		0.42	0.41	0.47
Net realized and unrealized gain (loss)	(0.15)	0.27		0.25	(0.62)	0.16

Net increase (decrease) from investment operations	0.28	0.71		0.67	(0.21)	0.63

Distributions(b)
From net investment income	(0.45)	(0.48)		(0.47)	(0.45)	(0.47)
From net realized gain	—	—		—	(0.12)	(0.12)

Total distributions	(0.45)	(0.48)		(0.47)	(0.57)	(0.59)

Net asset value, end of year	$7.68	$7.85		$7.62	$7.42	$8.20

Total Return(c)
Based on net asset value	3.73%	9.59	%(d)	9.44%	(2.76)%	7.82%

Ratios to Average Net Assets(e)
Total expenses(f)	0.50%	0.53%		0.53%	0.53%	0.56%

Total expenses after fees waived and/or reimbursed	0.50%	0.52%		0.53%	0.51%	0.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.50%	0.50%		0.52%	0.51%	0.53%

Net investment income	5.59%	5.70%		5.71%	5.17%	5.59%

Supplemental Data
Net assets, end of year (000)	$4,312,394	$5,363,522		$5,028,654	$1,853,500	$1,352,840

Portfolio turnover rate	90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	0.50%	0.53%	0.53%	N/A	0.56%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio (continued)
	Class R
	Year Ended September 30,

	2018	2017		2016	2015	2014
Net asset value, beginning of year	$7.85	$7.61		$7.42	$8.20	$8.15

Net investment income(a)	0.38	0.38		0.36	0.35	0.41
Net realized and unrealized gain (loss)	(0.16)	0.28		0.24	(0.62)	0.17

Net increase (decrease) from investment operations	0.22	0.66		0.60	(0.27)	0.58

Distributions(b)
From net investment income	(0.40)	(0.42)		(0.41)	(0.39)	(0.41)
From net realized gain	—	—		—	(0.12)	(0.12)

Total distributions	(0.40)	(0.42)		(0.41)	(0.51)	(0.53)

Net asset value, end of year	$7.67	$7.85		$7.61	$7.42	$8.20

Total Return(c)
Based on net asset value	2.83%	8.94	%(d)	8.51%	(3.43)%	7.19%

Ratios to Average Net Assets(e)
Total expenses(f)	1.24%	1.26%		1.26%	1.23%	1.28%

Total expenses after fees waived and/or reimbursed	1.24%	1.26%		1.26%	1.23%	1.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.24%	1.23%		1.25%	1.22%	1.24%

Net investment income	4.86%	4.96%		4.95%	4.46%	4.90%

Supplemental Data
Net assets, end of year (000)	$128,584	$132,868		$113,010	$97,300	$72,267

Portfolio turnover rate	90%	86%		90%	70%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	1.26%	1.26%	1.22%	N/A

See notes to financial statements.

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Institutional
	Year Ended September 30,
	2018		2017		2016	2015		2014
Net asset value, beginning of year	$9.63		$9.65		$9.68	$9.74		$9.71

Net investment income(a)	0.21		0.16		0.16	0.16		0.22
Net realized and unrealized gain (loss)	(0.14)		0.02		—	(0.04)		0.02

Net increase from investment operations	0.07		0.18		0.16	0.12		0.24

Distributions(b)
From net investment income	(0.21)		(0.20)		(0.19)	(0.18)		(0.21)
From return of capital	(0.02)		—		—	—		—

Total distributions	(0.23)		(0.20)		(0.19)	(0.18)		(0.21)

Net asset value, end of year	$9.47		$9.63		$9.65	$9.68		$9.74

Total Return(c)
Based on net asset value	0.69	%(d)	1.88%		1.63%	1.19%		2.52%

Ratios to Average Net Assets
Total expenses	0.52	%(e)	0.49	%(e)	0.50%	0.52	%(e)	0.66	%(e)

Total expenses after fees waived and/or reimbursed	0.48%		0.43%		0.47%	0.45%		0.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%		0.41%		0.45%	0.45%		0.45%

Net investment income	2.21%		1.69%		1.66%	1.61%		2.26%

Supplemental Data
Net assets, end of year (000)	$4,274,410		$3,097,000		$3,020,681	$2,885,841		$1,134,331

Portfolio turnover rate(f)	218%		292%		316%	289%		269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Service
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.63		$9.64	$9.67	$9.74	$9.71

Net investment income(a)	0.18		0.14	0.13	0.13	0.19
Net realized and unrealized gain (loss)	(0.14)		0.02	(0.01)	(0.05)	0.02

Net increase from investment operations	0.04		0.16	0.12	0.08	0.21

Distributions(b)
From net investment income	(0.18)		(0.17)	(0.15)	(0.15)	(0.18)
From return of capital	(0.02)		—	—	—	—

Total distributions	(0.20)		(0.17)	(0.15)	(0.15)	(0.18)

Net asset value, end of year	$9.47		$9.63	$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	0.43	%(d)	1.73%	1.29%	0.78%	2.16%

Ratios to Average Net Assets
Total expenses(e)	0.87%		0.81%	0.81%	0.88%	0.94%

Total expenses after fees waived and/or reimbursed	0.74%		0.68%	0.81%	0.77%	0.82%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.66%		0.67%	0.79%	0.77%	0.81%

Net investment income	1.93%		1.41%	1.32%	1.31%	1.92%

Supplemental Data
Net assets, end of year (000)	$29,050		$37,710	$60,358	$56,550	$217,127

Portfolio turnover rate(f)	218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	0.81%	0.78%	0.88%	0.94%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor A
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.63		$9.64	$9.67	$9.74	$9.71

Net investment income(a)	0.18		0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	(0.14)		0.02	(0.01)	(0.04)	0.02

Net increase from investment operations	0.04		0.16	0.12	0.08	0.21

Distributions(b)
From net investment income	(0.18)		(0.17)	(0.15)	(0.15)	(0.18)
From return of capital	(0.02)		—	—	—	—

Total distributions	(0.20)		(0.17)	(0.15)	(0.15)	(0.18)

Net asset value, end of year	$9.47		$9.63	$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	0.43	%(d)	1.73%	1.29%	0.75%	2.16%

Ratios to Average Net Assets
Total expenses(e)	0.88%		0.81%	0.83%	0.86%	0.96%

Total expenses after fees waived and/or reimbursed	0.74%		0.68%	0.81%	0.79%	0.81%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.66%		0.66%	0.79%	0.79%	0.80%

Net investment income	1.94%		1.47%	1.32%	1.29%	1.93%

Supplemental Data
Net assets, end of year (000)	$1,267,494		$1,309,023	$875,788	$822,299	$1,472,352

Portfolio turnover rate(f)	218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	0.85%	0.96%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor A1
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.64		$9.65	$9.68	$9.75	$9.72

Net investment income(a)	0.20		0.15	0.15	0.14	0.20
Net realized and unrealized gain (loss)	(0.14)		0.03	(0.01)	(0.05)	0.02

Net increase from investment operations	0.06		0.18	0.14	0.09	0.22

Distributions(b)
From net investment income	(0.20)		(0.19)	(0.17)	(0.16)	(0.19)
From return of capital	(0.02)		—	—	—	—

Total distributions	(0.22)		(0.19)	(0.17)	(0.16)	(0.19)

Net asset value, end of year	$9.48		$9.64	$9.65	$9.68	$9.75

Total Return(c)
Based on net asset value	0.59	%(d)	1.88%	1.48%	0.94%	2.33%

Ratios to Average Net Assets
Total expenses	0.70%		0.66%	0.68%	0.69%	0.81	%(e)

Total expenses after fees waived and/or reimbursed	0.59%		0.53%	0.62%	0.60%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.51%		0.51%	0.60%	0.60%	0.64%

Net investment income	2.09%		1.59%	1.51%	1.47%	2.09%

Supplemental Data
Net assets, end of year (000)	$9,492		$10,751	$11,892	$14,742	$18,617

Portfolio turnover rate(f)	218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor C
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.63		$9.64	$9.67	$9.73	$9.71

Net investment income(a)	0.11		0.06	0.06	0.05	0.12
Net realized and unrealized gain (loss)	(0.15)		0.03	(0.01)	(0.04)	0.01

Net increase (decrease) from investment operations	(0.04)		0.09	0.05	0.01	0.13

Distributions(b)
From net investment income	(0.11)		(0.10)	(0.08)	(0.07)	(0.11)
From return of capital	(0.02)		—	—	—	—

Total distributions	(0.13)		(0.10)	(0.08)	(0.07)	(0.11)

Net asset value, end of year	$9.46		$9.63	$9.64	$9.67	$9.73

Total Return(c)
Based on net asset value	(0.42	)%(d)	0.97%	0.55%	0.11%	1.31%

Ratios to Average Net Assets
Total expenses	1.62%		1.58%	1.59%	1.59%	1.71	%(e)

Total expenses after fees waived and/or reimbursed	1.49%		1.43%	1.55%	1.53%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.41%		1.42%	1.53%	1.53%	1.53%

Net investment income	1.18%		0.67%	0.58%	0.54%	1.19%

Supplemental Data
Net assets, end of year (000)	$172,631		$243,527	$372,307	$361,424	$331,179

Portfolio turnover rate(f)	218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor C2
	Year Ended September 30,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$9.63		$9.64		$9.67	$9.74	$9.71

Net investment income(a)	0.17		0.11		0.11	0.11	0.17
Net realized and unrealized gain (loss)	(0.14)		0.04		—	(0.05)	0.02

Net increase from investment operations	0.03		0.15		0.11	0.06	0.19

Distributions(b)
From net investment income	(0.17)		(0.16)		(0.14)	(0.13)	(0.16)
From return of capital	(0.02)		—		—	—	—

Total distributions	(0.19)		(0.16)		(0.14)	(0.13)	(0.16)

Net asset value, end of year	$9.47		$9.63		$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	0.28	%(d)	1.57%		1.14%	0.60%	2.00%

Ratios to Average Net Assets
Total expenses	1.04%		0.97	%(e)	0.98%	0.99%	1.11	%(e)

Total expenses after fees waived and/or reimbursed	0.89%		0.83%		0.96%	0.94%	0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.81%		0.82%		0.94%	0.94%	0.96%

Net investment income	1.78%		1.20%		1.17%	1.14%	1.77%

Supplemental Data
Net assets, end of year (000)	$574		$852		$6,139	$6,938	$7,939

Portfolio turnover rate(f)	218%		292%		316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Investor C3
	Year Ended September 30,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$9.63		$9.64		$9.67	$9.73	$9.71

Net investment income(a)	0.12		0.06		0.06	0.06	0.12
Net realized and unrealized gain (loss)	(0.15)		0.04		(0.01)	(0.06)	0.01

Net increase (decrease) from investment operations	(0.03)		0.10		0.05	0.00	0.13

Distributions(b)
From net investment income	(0.12)		(0.11)		(0.08)	(0.06)	(0.11)
From return of capital	(0.02)		—		—	—	—

Total distributions	(0.14)		(0.11)		(0.08)	(0.06)	(0.11)

Net asset value, end of year	$9.46		$9.63		$9.64	$9.67	$9.73

Total Return(c)
Based on net asset value	(0.32	)%(d)	1.07%		0.57%	0.14%	1.30%

Ratios to Average Net Assets
Total expenses	1.67%		1.56	%(e)	1.57%	1.57%	1.69	%(e)

Total expenses after fees waived and/or reimbursed	1.39%		1.33%		1.52%	1.50%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.31%		1.32%		1.50%	1.50%	1.55%

Net investment income	1.29%		0.69%		0.61%	0.57%	1.18%

Supplemental Data
Net assets, end of year (000)	$1,675		$2,197		$18,350	$21,631	$26,209

Portfolio turnover rate(f)	218%		292%		316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Class K
	Year Ended September 30,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$9.62		$9.64	$9.67	$9.73		$9.71

Net investment income(a)	0.22		0.15	0.16	0.16		0.23
Net realized and unrealized gain (loss)	(0.15)		0.03	—	(0.04)		0.01

Net increase from investment operations	0.07		0.18	0.16	0.12		0.24

Distributions(b)
From net investment income	(0.21)		(0.20)	(0.19)	(0.18)		(0.22)
From return of capital	(0.02)		—	—	—		—

Total distributions	(0.23)		(0.20)	(0.19)	(0.18)		(0.22)

Net asset value, end of year	$9.46		$9.62	$9.64	$9.67		$9.73

Total Return(c)
Based on net asset value	0.73	%(d)	1.93%	1.69%	1.24%		2.46%

Ratios to Average Net Assets
Total expenses	0.46%		0.43%	0.44%	0.44	%(e)	0.58	%(e)

Total expenses after fees waived and/or reimbursed	0.44%		0.37%	0.41%	0.40%		0.42%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.35%		0.36%	0.40%	0.40%		0.41%

Net investment income	2.27%		1.63%	1.71%	1.67%		2.30%

Supplemental Data
Net assets, end of year (000)	$258,340		$161,006	$930,769	$927,190		$557,690

Portfolio turnover rate(f)	218%		292%	316%	289%		269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio (continued)
	Class R
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$9.63		$9.64	$9.67	$9.74	$9.71

Net investment income(a)	0.16		0.11	0.10	0.10	0.15
Net realized and unrealized gain (loss)	(0.14)		0.03	—	(0.05)	0.02

Net increase from investment operations	0.02		0.14	0.10	0.05	0.17

Distributions(b)
From net investment income	(0.16)		(0.15)	(0.13)	(0.12)	(0.14)
From return of capital	(0.02)		—	—	—	—

Total distributions	(0.18)		(0.15)	(0.13)	(0.12)	(0.14)

Net asset value, end of year	$9.47		$9.63	$9.64	$9.67	$9.74

Total Return(c)
Based on net asset value	0.18	%(d)	1.47%	1.04%	0.48%	1.81%

Ratios to Average Net Assets
Total expenses	1.24%		1.25%	1.24%	1.16%	1.29	%(e)

Total expenses after fees waived and/or reimbursed	0.99%		0.93%	1.06%	1.05%	1.16%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.91%		0.92%	1.04%	1.05%	1.15%

Net investment income	1.69%		1.18%	1.07%	1.02%	1.57%

Supplemental Data
Net assets, end of year (000)	$4,493		$4,794	$5,181	$4,247	$3,860

Portfolio turnover rate(f)	218%		292%	316%	289%	269%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	169%	208%	246%	231%	194%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Funds will adopt an automatic conversion feature whereby investor C, C1, C2 and C3 Shares, as applicable will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor A1 Shares	No(b)	No	(c)	None
Investor C Shares	No	Yes		None
Investor C1, Investor C2 and Investor C3 Shares	No	No	(d)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing share- holders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1, C2 and C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On December 27, 2017, certain of High Yield Bond’s share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to conversion, as follows:

	Original Shares	New Shares
BlackRock High Yield Bond Portfolio	Investor B	Investor A
	Investor B1	Investor A

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board approved an Agreement and Plan of Reorganization with respect to each of the following Target Funds, pursuant to which each Target Fund reorganized into a newly created series (each, an “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. These reorganizations (the “Reorganizations”) closed on September 17, 2018 and were not subject to approval by shareholders of the Target Funds.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Core Bond Portfolio	BlackRock Funds II	Core Bond	BlackRock Funds V
BlackRock High Yield Bond Portfolio	BlackRock Funds II	High Yield Bond	BlackRock Funds V
BlackRock Low Duration Bond Portfolio	BlackRock Funds II	Low Duration Bond	BlackRock Funds V

The Reorganizations were affected in connection with a potential reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

Each Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the corresponding Target Fund. Each Target Fund is the performance and accounting survivor of its Reorganization, meaning that the corresponding Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, as a result of the applicable Reorganization, each Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Target Fund. The Reorganizations were tax-free, meaning that each Target Fund’s shareholders became shareholders of the corresponding Acquiring Fund without realizing any gain or loss for federal income tax purposes.

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As a result, each Acquiring Fund acquired all of the assets and assumed all of the liabilities of their corresponding Target Fund in exchange for an equal aggregate value of newly-issued shares of its Acquiring Fund. Each shareholder of a Target Fund received shares of the corresponding Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganizations were accomplished by a tax-free exchange of shares of each Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock Core Bond Portfolio	323,331,194	1	323,331,194
BlackRock High Yield Bond Portfolio	2,060,463,130	1	2,606,463,130
BlackRock Low Duration Bond Portfolio	631,561,905	1	631,561,905

For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from each Target Fund were carried forward to align ongoing reporting of each Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganizations, the Acquiring Funds had not yet commenced operations and had no assets or liabilities. Each Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganizations were as follows:

Target Fund	Net Assets	Fair Value of Investments	Costs of Investments
BlackRock Core Bond Portfolio	$3,000,377,251	$3,055,989,536	$3,109,951,127
BlackRock High Yield Bond Portfolio	15,811,571,793	15,981,670,754	16,002,902,556
BlackRock Low Duration Bond Portfolio	5,980,671,533	6,102,036,533	6,160,645,901

Prior to the Reorganizations’ effective date, each Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by each respective Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly-owned taxable subsidiaries of High Yield Bond. As of period end, the U.S. Subsidiary was liquidated. The U.S. Subsidiary enabled High Yield Bond to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary were taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. Such shares are held in the Luxembourg Subsidiary in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is that gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Luxembourg Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. Intercompany accounts and transactions have been eliminated. The Luxembourg Subsidiary is subject to the same investment policies and restrictions that apply to High Yield Bond.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (continued)

Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

High Yield Bond values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the High Yield Bond were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed- income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on

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Notes to Financial Statements  (continued)

these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation- indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter- bank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee, and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Con- sent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, High Yield Bond had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC, Term Loan	$401,342	$401,342	$403,047	$1,705
Access CIG LLC, 2nd Lien Term Loan	62,026	62,026	62,104	78
Dentalcorp Perfect Smile ULC	899,989	899,989	907,864	7,875
Mavis Tire Express	540,518	540,518	538,491	(2,027)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result,

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Notes to Financial Statements  (continued)

one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended September 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$249,069,094	1.38%
High Yield Bond	8,325,423	1.37
Low Duration Bond	269,879,768	1.47

Reverse repurchase transactions are entered into by a fund under an MRA, which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral [Pledged/Received] (a)	Net Amount
High Yield Bond
Barclays Capital, Inc.	$(1,348,384)	$1,348,384	$—	$—
Citigroup Global Markets, Inc.	(2,565,991)	2,565,991	—	—
Deutsche Bank Securities, Inc.	(4,594,694)	4,536,795	—	(57,899)

	$(8,509,069)	$8,451,170	$—	$(57,899)

(a)

Net collateral with a value of $9,572,355 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral [Pledged/Received] (a)	Net Amount
Core Bond
BNP Paribas SA	$(50,700,974)	$50,690,186	$—	$(10,788)
Merrill Lynch, Pierce, Fenner & Smith Inc.	(23,486,382)	23,476,627	—	(9,755)

	$(74,187,356)	$74,166,813	$—	$(20,543)

(a)

Net collateral with a value of $74,166,813 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

High Yield Bond Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Fidelity Investments	$74,363,940	$(74,363,940)	$—
Morgan Stanley	37,390,278	(37,390,278)	—
Jefferies & Co	3,178,597	(3,178,597)	—
Goldman Sachs	18,025,000	(18,025,000)	—
Citigroup	4,686,500	(4,686,500)	—
SG Americas	6,128,500	(6,128,500)	—

	$143,772,815	$(143,772,815)	$—

(a)

Collateral with a value of $147,409,756 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

(b)

The market value of the loaned securities is determined as of September 30 ,2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed- upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses,

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (continued)

respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s stream of variable payments based on an inflation index, such as the Consumer Price Index. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Core Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

High Yield Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
$3 Billion — $25 Billion	0.400
$25 Billion — $30 Billion	0.375
Greater than $30 Billion	0.350

Low Duration Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.310%
$1 Billion — $3 Billion	0.290
$3 Billion — $5 Billion	0.280
$5 Billion — $10 Billion	0.270
Greater than $10 Billion	0.260

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B (a)	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75	0.50	0.75	0.55	0.30	0.65	0.25

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements  (continued)

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B (a)	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$132,726	$1,117,916	—	—	—	$623,369	—	—	—	$15,541	$1,889,552
High Yield Bond	527,239	3,617,587	—	$498	$506	3,642,358	$86,339	—	—	653,094	8,527,621
Low Duration Bond	80,531	3,267,414	$9,897	—	—	2,034,876	—	$2,839	$17,074	23,779	5,436,410

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B (a)	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$360,950	$10,618	$89,428	$—	$—	$—	$12,467	$—	$—	$—	$146,154	$622	$620,239
High Yield Bond	1,847,196	42,177	289,393	—	10	14	72,844	2,158	—	—	920,178	26,122	3,200,092
Low Duration Bond	752,575	6,442	261,380	1,979	—	—	40,696	—	142	379	41,112	951	1,105,656

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Core Bond	$463,083	$5,763	$6,721	$—	$475,567
High Yield Bond	457,623	3,023	6,236	—	466,882
Low Duration Bond	220,331	2,440	749	34	223,554

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$4,648	$—	$8,895	$—	$1,485	$—	$—	$1,775	$51	$16,854
High Yield Bond	31,778	2,055	73,699	—	32	—	—	89,508	2,199	199,271
Low Duration Bond	8,159	285	8,688	357	1,938	52	109	—	75	19,663

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B (a)	Investor B1 (a)	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,435,815	$99,484	$789,084	$—	$—	$—	$88,194	$—	$—	$—	$3,481	$6,619	$2,422,677
High Yield Bond	10,729,952	321,154	3,113,300	—	286	265	519,184	14,512	—	—	408,463	324,130	15,431,246
Low Duration Bond	1,956,081	47,644	2,084,471	13,288	—	—	301,679	—	1,250	5,803	2,229	13,185	4,425,630

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$12,413
High Yield Bond	64,740
Low Duration Bond	27,731

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended September 30, 2018, affiliates received CDSCs as follows:

	Investor A	Investor B (a)	Investor C
Core Bond	$1,093	$—	$1,338
High Yield Bond	12,302	12	31,521
Low Duration Bond . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .	76,547	—	12,152

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived were as follows:

Core Bond	$41,449
High Yield Bond	283,368
Low Duration Bond	28,674

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

High Yield Bond	$335,600
Low Duration Bond	174,901

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amount reimbursed for Low Duration Bond was $465,863.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R
Core Bond	0.43%	0.68%	0.68%	N/A	1.43%	N/A	N/A	N/A	0.38%	0.93%
High Yield Bond	0.67	1.02	0.92	N/A	1.72	1.56%	N/A	N/A	0.58	1.28
Low Duration Bond	0.40	0.65	0.65	0.50%	1.40	N/A	0.80%	1.30%	0.35	0.90

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2018, the amounts waived and/or reimbursed were as follows:

Core Bond	$1,018,164
Low Duration Bond	14,318

Prior to March 29, 2018, with respect to Low Duration Bond, the expense limitations as a percentage of average daily net assets were as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R
Low Duration Bond	0.41%	0.66%	0.66%	0.51%	1.41%	N/A	0.81%	1.31%	0.36%	0.91%

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2018, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor A1	Investor B1 (a)	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$360,941	$10,617	$89,426	$—	$—	$12,467	$—	$—	$146,147	$622	$620,220
High Yield Bond	—	—	262,532	—	13	—	—	—	—	—	262,545
Low Duration Bond	520,779	6,442	261,366	1,979	—	40,694	142	379	21,916	951	854,648

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor A1	Investor B1 (a)	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$533,979	$72,991	$566,336	$—	$—	$57,523	$—	$—	$3,464	$5,069	$1,239,362
High Yield Bond	—	—	101,823	—	100	—	—	—	—	—	101,923
Low Duration Bond	259,749	28,885	1,316,643	7,478	—	184,851	836	4,703	897	10,381	1,814,423

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (continued)

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2018, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor B1 (a)	Class K	Total
High Yield Bond	$—	$348	$1	$3,155	$3,504
Low Duration Bond	3,963	—	—	—	3,963

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

On September 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020
Core Bond
Fund Level	$1,395,106	$1,018,164
Institutional	1,665,141	894,920
Service	57,664	83,608
Investor A	666,882	655,762
Investor C	100,310	69,990
Class R	6,421	5,691
Class K	141,557	149,611
High Yield Bond
Investor A	$922,943	$364,355
Class K	6,708	—
Low Duration Bond
Fund Level	$1,360,340	$14,318
Institutional	1,065,697	780,528
Investor A	1,139,307	1,578,009
Investor A1	11,425	9,457
Investor C	375,156	225,545
Investor C2	4,355	978
Investor C3	22,086	5,082
Service	48,650	35,327
Class R	14,220	11,332
Class K	100,254	22,813

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2018:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .	$743,228	$—	$240,861
Institutional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . .	1,678,622	—	706,983
Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . .	3,421	—	—
Investor A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .	247,240	—	122,531
Investor A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .	—	—	8,718
Investor C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . .	24,669	—	152,244
Investor C2. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .	—	—	1,373
Investor C3. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .	—	—	9,687
Class K . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . .	140,800	—	163,678
Class R . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,215	—	8,988

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by High Yield Bond. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, High Yield Bond retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by High Yield Bond is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended September 30, 2018, High Yield Bond paid BIM $384,065 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended September 30, 2018, Low Duration Bond received a reimbursement of $57,285 from an affiliate, which is shown as payment by affiliate in the Statements of Operations, related to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Core Bond	$140,506,830	$139,584,989	$(706,785)
High Yield Bond	198,814,152	67,526,446	(1,567,234)
Low Duration Bond	19,944,460	20,258,082	(129,457)

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Purchases
Non-U.S Government Securities	$19,174,691,014	$14,182,306,463	$10,109,924,681
U.S Government Securities	2,487,347,930	—	2,532,572,580

Total Purchases	$21,662,038,944	$14,182,306,463	$12,642,497,261

Sales
Non-U.S Government Securities	$19,081,637,644	$15,422,021,645	$9,738,645,470
U.S Government Securities	3,106,075,453	—	2,496,948,500

Total Sales	$22,187,713,097	$15,422,021,645	$12,235,593,970

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (continued)

For the year ended September 30, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	Core Bond	Low Duration Bond
Purchases	$6,666,299,567	$2,701,786,147
Sales	6,667,947,811	2,704,036,898

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the characterization of expenses, non-deductible expenses, foreign currency transactions, the sale of stock of passive foreign investment companies, the classification of investments, fees paid on trade settlements, the expiration of capital loss carryforwards, and net paydown losses were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond
Paid-in capital	$(79,637,818)	$(29,756,370)	$(24,738,576)
Undistributed (distributions in excess of) net investment income	278,326	84,700,896	3,118,387
Accumulated net realized loss	79,359,492	(54,944,526)	21,620,189

The tax character of distributions paid was as follows:

		Core Bond	High Yield Bond	Low Duration Bond
Ordinary income	09/30/18	$82,970,202	$915,943,115	$114,684,017
	09/30/17	79,723,917	1,129,516,572	98,664,389
Return of Capital	09/30/18	—	—	11,055,085
	09/30/17	—	—	—

Total	09/30/18	$82,970,202	$915,943,115	$125,739,102

	09/30/17	$79,723,917	$1,129,516,572	$98,664,389

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Undistributed ordinary income	$2,363,982	$39,051,030	$—
Capital loss carryforwards	(86,121,445)	(591,306,245)	(75,494,123)
Net unrealized gains (losses)(a)	(50,113,286)	(60,545,227)	(62,853,656)
Qualified late-year losses(b)	—	—	(6,387,504)

Total	$(133,870,749)	$(612,800,442)	$(144,735,283)

(a)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the classification of investments and the accounting for swap agreements.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Core Bond	High Yield Bond	Low Duration Bond
No expiration date(a)	$81,644,432	$591,306,245	$75,494,123
2019	4,477,013	—	—

Total	$86,121,445	$591,306,245	$75,494,123

(a)	Must be utilized prior to losses subject to expiration.

136	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the year ended September 30, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

High Yield Bond
Amount utilized	$3,368,873

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$3,520,308,755	$16,377,002,866	$6,211,412,298

Gross unrealized appreciation	$14,376,359	$366,522,628	$20,760,119
Gross unrealized depreciation	(64,526,921)	(394,349,787)	(81,323,772)

Net unrealized appreciation (depreciation)	$(50,150,562)	$(27,827,159)	$(60,563,653)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitations: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/2018		Year Ended 09/30/2017
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	48,864,216	$461,412,091	47,525,003	$457,186,163
Shares issued in reinvestment of distributions	4,670,910	43,949,305	4,125,601	39,702,774
Shares redeemed	(47,337,773)	(445,092,552)	(55,270,612)	(531,236,923)

Net increase (decrease)	6,197,353	$60,268,844	(3,620,008)	$(34,347,986)

Service
Shares sold	835,063	$7,863,521	2,158,423	$20,781,702
Shares issued in reinvestment of distributions	139,083	1,309,412	147,056	1,415,240
Shares redeemed	(1,356,404)	(12,719,786)	(2,180,416)	(21,002,468)

Net increase (decrease)	(382,258)	$(3,546,853)	125,063	$1,194,474

Investor A
Shares sold	10,063,854	$95,387,559	21,562,998	$207,678,159
Shares issued in reinvestment of distributions	1,128,590	10,637,313	1,151,384	11,095,122
Shares redeemed	(13,725,459)	(129,864,709)	(25,039,113)	(241,142,162)

Net decrease	(2,533,015)	$(23,839,837)	(2,324,731)	$(22,368,881)

Investor C
Shares sold	1,494,279	$13,985,191	625,891	$6,016,171
Shares issued in reinvestment of distributions	103,614	972,869	133,693	1,282,231
Shares redeemed	(2,381,204)	(22,358,952)	(4,529,225)	(43,450,010)

Net decrease	(783,311)	$(7,400,892)	(3,769,641)	$(36,151,608)

Class K
Shares sold	11,779,731	$110,535,607	11,687,617	$112,690,882
Shares issued in reinvestment of distributions	2,000,052	18,876,186	1,817,889	17,542,665
Shares redeemed	(16,063,679)	(150,890,070)	(6,595,231)	(63,574,528)

Net increase (decrease)	(2,283,896)	$(21,478,277)	6,910,275	$66,659,019

Class R
Shares sold	75,189	$707,644	92,784	$894,270
Shares issued in reinvestment of distributions	7,262	68,532	8,460	81,553
Shares redeemed	(170,668)	(1,621,935)	(78,661)	(760,110)

Net increase (decrease)	(88,217)	$(845,759)	22,583	$215,713

Total Net Increase (Decrease)	126,656	$3,157,226	(2,656,459)	$(24,799,269)

138	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 09/30/2018		Year Ended 09/30/2017
High Yield Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	586,349,409	$4,530,072,111	776,483,713	$5,988,582,376
Shares issued in reinvestment of distributions	60,347,512	465,690,685	69,389,743	536,579,635
Shares redeemed	(624,073,337)	(4,827,053,831)	(792,823,577)	(6,121,378,872)

Net increase	22,623,584	$168,708,965	53,049,879	$403,783,139

Service
Shares sold	14,655,447	$112,931,159	22,271,816	$170,695,994
Shares issued in reinvestment of distributions	1,481,742	11,444,802	2,556,370	19,721,884
Shares redeemed	(22,694,030)	(174,612,474)	(45,047,364)	(348,215,521)

Net decrease	(6,556,841)	$(50,236,513)	(20,219,178)	$(157,797,643)

Investor A
Shares sold	65,901,722	$509,696,743	103,576,923	$797,782,189
Shares issued from conversion(a)	58,722	457,442	—	—
Shares issued in reinvestment of distributions	9,119,150	70,395,875	18,774,542	144,479,718
Shares redeemed	(115,276,588)	(891,159,372)	(399,750,313)	(3,078,046,036)

Net decrease	(40,196,994)	$(310,609,312)	(277,398,848)	$(2,135,784,129)

Investor B
Shares sold	1	$14	3,877	$29,494
Shares issued in reinvestment of distributions	201	1,571	1,668	12,878
Shares converted(a)	(26,195)	(204,319)	—	—
Shares redeemed	(977)	(7,670)	(21,890)	(168,974)

Net decrease	(26,970)	$(210,404)	(16,345)	$(126,602)

Investor B1
Shares sold	2	$(156)	9	$66
Shares issued in reinvestment of distributions	305	2,390	2,363	18,225
Shares converted(a)	(32,493)	(253,123)	—	—
Shares redeemed	(7,526)	(58,645)	(31,265)	(240,639)

Net decrease	(39,712)	$(309,534)	(28,893)	$(222,348)

Investor C
Shares sold	5,685,024	$44,078,825	6,127,526	$47,322,964
Shares issued in reinvestment of distributions	2,016,261	15,585,289	2,796,683	21,618,075
Shares redeemed	(17,963,106)	(139,096,212)	(26,577,422)	(205,445,141)

Net decrease	(10,261,821)	$(79,432,098)	(17,653,213)	$(136,504,102)

Investor C1
Shares sold	13,954	$107,955	18,623	$153,307
Shares issued in reinvestment of distributions	68,229	527,643	167,930	1,294,912
Shares redeemed	(428,848)	(3,319,224)	(5,505,706)	(42,884,313)

Net decrease	(346,665)	$(2,683,626)	(5,319,153)	$(41,436,094)

Class K
Shares sold	185,109,008	$1,435,151,275	225,710,700	$1,747,743,216
Shares issued in reinvestment of distributions	30,920,042	238,861,237	23,350,213	180,713,399
Shares redeemed	(337,131,550)	(2,613,300,234)	(226,290,931)	(1,745,965,960)

Net increase (decrease)	(121,102,500)	$(939,287,722)	22,769,982	$182,490,655

Class R
Shares sold	4,081,198	$31,570,362	5,156,483	$39,751,465
Shares issued in reinvestment of distributions	865,499	6,678,105	869,607	6,723,127
Shares redeemed	(5,111,967)	(39,495,365)	(3,942,525)	(30,390,513)

Net increase (decrease)	(165,270)	$(1,246,898)	2,083,565	$16,084,079

Total Net Decrease	(156,073,189)	$(1,215,307,142)	(242,732,204)	$(1,869,513,045)

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (continued)

	Year Ended 09/30/2018		Year Ended 09/30/2017
Low Duration Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	226,980,442	$2,165,652,977	118,072,087	$1,136,284,128
Shares issued in reinvestment of distributions	8,912,201	84,833,324	6,113,913	58,857,505
Shares redeemed	(106,092,654)	(1,010,911,223)	(115,807,668)	(1,114,548,876)

Net increase	129,799,989	$1,239,575,078	8,378,332	$80,592,757

Service
Shares sold	736,550	$7,014,649	1,348,835	$12,969,904
Shares issued in reinvestment of distributions	70,741	673,866	96,591	929,418
Shares redeemed	(1,655,138)	(15,771,867)	(3,788,403)	(36,473,025)

Net decrease	(847,847)	$(8,083,352)	(2,342,977)	$(22,573,703)

Investor A
Shares sold	34,251,555	$327,011,931	90,480,515	$870,508,322
Shares issued in reinvestment of distributions	2,778,801	26,461,888	2,048,423	19,719,392
Shares redeemed	(39,099,997)	(372,645,094)	(47,414,760)	(456,104,827)

Net increase (decrease)	(2,069,641)	$(19,171,275)	45,114,178	$434,122,887

Investor A1
Shares sold	13,543	$128,840	8,973	$86,001
Shares issued in reinvestment of distributions	17,269	164,600	16,833	162,175
Shares redeemed	(144,663)	(1,383,566)	(142,447)	(1,371,972)

Net decrease	(113,851)	$(1,090,126)	(116,641)	$(1,123,796)

Investor C
Shares sold	1,103,649	$10,521,418	3,618,371	$34,762,122
Shares issued in reinvestment of distributions	247,205	2,353,382	295,898	2,845,778
Shares redeemed	(8,409,998)	(80,184,616)	(17,237,955)	(165,784,919)

Net decrease	(7,059,144)	$(67,309,816)	(13,323,686)	$(128,177,019)

Investor C2
Shares sold	17	$166	25	$1,962
Shares issued in reinvestment of distributions	1,441	13,726	4,783	45,986
Shares redeemed	(29,331)	(279,223)	(552,995)	(5,329,466)

Net decrease	(27,873)	$(265,331)	(548,187)	$(5,281,518)

Investor C3
Shares sold	2,780	$26,536	12,495	$114,973
Shares issued in reinvestment of distributions	2,835	26,991	7,692	73,934
Shares redeemed	(56,862)	(542,348)	(1,695,434)	(16,319,854)

Net decrease	(51,247)	$(488,821)	(1,675,247)	$(16,130,947)

Class K
Shares sold	18,291,643	$173,880,864	10,373,908	$99,904,108
Shares issued in reinvestment of distributions	518,270	4,927,624	1,009,406	9,701,676
Shares redeemed	(8,238,963)	(78,334,082)	(91,214,600)	(877,142,774)

Net increase (decrease)	10,570,950	$100,474,406	(79,831,286)	$(767,536,990)

Class R
Shares sold	133,977	$1,277,899	178,433	$1,715,594
Shares issued in reinvestment of distributions	9,157	87,174	8,003	77,025
Shares redeemed	(166,426)	(1,584,439)	(225,913)	(2,172,272)

Net decrease	(23,292)	$(219,366)	(39,477)	$(379,653)

Total Net Increase (Decrease)	130,178,044	$1,243,421,397	(44,384,991)	$(426,487,982)

(a)	Effective December 27, 2017, all issued and outstanding Investor B and B1 Shares were converted into Investor A Shares.

140	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	CONTINGENCIES

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the High Yield Bond Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the High Yield Bond Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the High Yield Bond Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The High Yield Bond Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the High Yield Bond Fund’s NAV, in the event of an unfavorable outcome. Accordingly, no liability related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that could potentially be realized by the High Yield Bond Fund but does not expect any potential loss to exceed the payment of approximately $8.7 million received in 2009.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	141

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Core Bond Portfolio, BlackRock High Yield Bond Portfolio and BlackRock Low Duration Bond Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio of BlackRock Funds V, including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock High Yield Bond Portfolio of BlackRock Funds V (collectively with BlackRock Low Duration Bond Portfolio and BlackRock Core Bond Portfolio, the “Funds”), including the consolidated schedule of investments, as of September 30, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	Core Bond	High Yield Bond	Low Duration Bond
Qualified Dividend Income for Individuals(a)	October 2017	—%	2.79%	—%
	November 2017 — December 2017	—	3.76	—
	January 2018 — September 2018	—	3.68	—
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	October 2017 — September 2018	—	2.29	—
Federal Obligation Interest(b).	October 2017 — September 2018	20.22	—	7.87
Interest-Related Dividends for Non-US Residents(c)	October 2017 — December 2017	86.54	70.68	69.19
	January 2018 — September 2018	97.25	69.04	100.00

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

142	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Bond Portfolio”) and BlackRock Low Duration Bond Portfolio (the “Low Duration Bond Portfolio”) (each, a “Fund” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of the BlackRock Core Bond Portfolio (the “Predecessor Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “Predecessor High Yield Bond Portfolio”) and BlackRock Low Duration Bond Portfolio (the “Predecessor Low Duration Bond Portfolio”) (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”), respectively, each a series of BlackRock Funds II (the “Predecessor Trust”), through reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its respective Predecessor Fund. As a result of the Reorganizations, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Advisory Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Trust, on behalf of the Predecessor Funds, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of trustees of the Predecessor Trust (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund

DISCLOSURE OF ADVISORY AGREEMENT	143

Disclosure of Advisory Agreement  (continued)

and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Core Bond Portfolio ranked in the fourth, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Core Bond Portfolio’s underperformance during the applicable periods. The Board also noted that the nature of the Predecessor Core Bond Portfolio’s strategy as a core fixed income solution has at times led to a more conservative risk profile in comparison to many of the core plus Performance Peers.

The Board and BlackRock discussed BlackRock’s strategy for improving the Predecessor Core Bond Portfolio’s investment performance. Discussions covered topics such as performance attribution, the Predecessor Core Bond Portfolio’s investment personnel, and the resources appropriate to support the Predecessor Core Bond Portfolio’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor High Yield Bond Portfolio ranked in the first, second and first quartiles, respectively, against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the Predecessor Low Duration Bond Portfolio ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

144	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Advisory Agreement  (continued)

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor Core Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, respectively, relative to the Predecessor Core Bond Portfolio’s Expense Peers. The Board also noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Core Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Core Bond Portfolio’s total expenses as a percentage of the Core Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had proposed, and the Board had agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016.

The Board noted that the Predecessor High Yield Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Predecessor High Yield Bond Portfolio’s Expense Peers. The Board also noted that the High Yield Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Bond Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Bond Portfolio’s total expenses as a percentage of the High Yield Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Predecessor Low Duration Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor Low Duration Bond Portfolio’s Expense Peers. The Board also noted that the Low Duration Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Low Duration Bond Portfolio increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 12, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Low Duration Bond Portfolio’s total expenses as a percentage of the Low Duration Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

DISCLOSURE OF ADVISORY AGREEMENT	145

Disclosure of Advisory Agreement  (continued)

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

146	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)

Board Member, Amsphere Limited (software ) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc.

(computer equipment) from 2003 to 2007.

			32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

TRUSTEE AND OFFICER INFORMATION	147

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John F O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	32 RICs consisting of 95 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

148	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02166

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	149

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.
Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

150	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	151

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	New Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Overnight Brazil CETIP — Interbank Rate
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
CSMC	Credit Suisse Mortgage Capital
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
OTC	Over-The-Counter
PIK	Pay-In-Kind
RB	Revenue Bonds
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipts
TBA	To-be-announced

152	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-9/18-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Portfolio	$53,550	$53,525	$0	$0	$20,000	$20,600	$0	$0
BlackRock Credit Strategies Income Fund	$52,428	$52,403	$0	$4,000	$15,400	$16,002	$0	$0
BlackRock GNMA Portfolio	$38,964	$38,913	$0	$0	$15,400	$16,002	$0	$0
BlackRock High Yield Bond Portfolio	$78,030	$79,203	$0	$0	$33,500	$38,900	$0	$0
BlackRock Low Duration Bond Portfolio	$44,268	$44,243	$0	$0	$20,000	$20,600	$0	$0
BlackRock U.S. Government Bond Portfolio	$39,576	$39,576	$0	$0	$15,400	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the

Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Portfolio	$20,000	$20,600
BlackRock Credit Strategies Income Fund	$15,400	$20,002
BlackRock GNMA Portfolio	$15,400	$16,002
BlackRock High Yield Bond Portfolio	$33,500	$38,900
BlackRock Low Duration Bond Portfolio	$20,000	$20,600
BlackRock U.S. Government Bond Portfolio	$15,400	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Funds V

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Funds V

Date: December 4, 2018